UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Name and address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1. Report to Stockholders.

(a)

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Russia Bull 2X Shares
Direxion Daily 5G Communications Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Cloud Computing Bear 2X Shares
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Select Large Caps & FANGs Bull 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares
Direxion Daily US Infrastructure Bull 2X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	14
Expense Example (Unaudited)	39
Allocation of Portfolio Holdings (Unaudited)	42
Schedules of Investments	43
Statements of Assets and Liabilities	74
Statements of Operations	81
Statements of Changes in Net Assets	88
Financial Highlights	101
Notes to the Financial Statements	105
Report of Independent Registered Public Accounting Firm	135
Supplemental Information (Unaudited)	137
Board Review of Investment Advisory Agreement (Unaudited)	138
Board Review of Liquidity Risk Management Program (Unaudited)	143
Trustees and Officers (Unaudited)	144

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2020 to October 31, 2021 (the "Annual Period").

Market Review:

Worsening COVID-19 case counts in the US, on the heels of a resurgence of the virus in Europe, bore fears of a second wave, all while hopes of a vaccine began to materialize to start the Annual Period. As a result, equity markets ended down for October. The election of Joseph Biden, as President of the United States, generated sharp returns for domestic equity markets in November, which was in stark contrast to what was widely expected if a Democrat were to win the race. A pledge of essentially unlimited monetary support from the Federal Reserve, coupled with stimulus for families and small businesses, served as necessary bolster to an economy reeling from the pandemic. Hopes of an effective vaccine began to emerge in November as well. Emerging markets performed well during the fourth quarter of 2020, largely on the back of U.S. dollar weakness. Equities were mixed amid higher volatility in January, on slower than expected vaccine rollout, frenzied retail trading and further stimulus expectations. Rising bond yields in February became a signal the economy was on the mend. On balance with dovish statements from the Federal Reserve, yields abated somewhat into the end of February as the global economy attempted to navigate the road to a post-COVID economy. Optimism took hold in March of 2021 as promises of a $1.9 trillion fiscal stimulus package, along with a $2 trillion infrastructure package, bolstered hopes for an economic recovery. Spring saw the re-opening trade, as COVID-19 vaccine rollout began to see broad traction, allowing an uptick in economic activity while also bringing inflation data into the broader discussion as the consumer price index rose from 3% to 3.8%. July saw added volatility in equity markets relating to the Delta variant of COVID-19, a more transmissible variant, along with concerns of a moderating economic recovery and tightening regulatory scrutiny in China on its tech sector, which hit emerging markets particularly hard. Despite the headwinds, the S&P 500 continued to post gains through summer on a strong second quarter 2021 earnings season. In August, dovish tones from Federal Reserve Chairman, Jerome Powell, regarding the pace and timing of tapering were enough to offset concerns of inflation running too hot in the near term, and that the COVID-19 Delta variant could potentially derail the ongoing economic recovery. Equities pulled back in September amid concerns that rising inflation would eat into growth, along with a statement from the Federal Reserve that it would announce a plan for tapering its asset purchases at its November meeting. Profit margins and the supply chain were the themes for Q3 earnings. The consumer discretionary sector was the big winner for October, as a broad swathe of companies were able to navigate supply-chain issues while, also maintaining margins that were under threat of being eaten away by rising inflation.

The Federal Reserve continued to keep the federal funds rate at the low range of .00 – .25bps, and pledged to continue through 2023, in hopes fiscal stimulus plans and the development and deployment of vaccines will encourage economic growth. At the end of the Annual Period, 67% of the US population has received at least one dose of a vaccine. The continued low benchmark set by the Federal Reserve, put in place in March of 2019, has increased expectations of inflation. This caused CPI to increase 6.2% through the end of the Annual Period, to a CPI of 276.724, marking the highest rate of inflation in years. This, in turn, drove bond prices lower, and yields even higher. The 2 to 10 year yield curve, which is an indication that short term yields have dropped more than long term yields, increased from .71% to 1.07%. For the Annual Period, the 10 year treasury yield finished at 1.55%, as the market rallied back from pandemic lows.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of -100% or 200% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles.

DIREXION ANNUAL REPORT
4

These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -100% of the return of a benchmark, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of the target benchmark index.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 200% of the return of a benchmark, meaning the Bull Funds attempt to move in the same direction as the target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Performance of Bear ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

DIREXION ANNUAL REPORT
5

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bear ETFs, the financing costs will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of an underlying benchmark index, meaning that the Bear ETFs attempt to move in the opposite direction, or inverse, of their respective underlying benchmark index.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 11.31%. The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -17.37%, while the model indicated an expected return of -12.84%.

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 42.91%. The Direxion Daily S&P 500® Bear 1X Shares -31.20%, while the model indicated an expected return of -31.17%.

Factors Affecting Performance of Bull ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 200% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of the Bull ETFs is to provide two times the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide two times the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the

DIREXION ANNUAL REPORT
6

ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bull ETFs Performance Review:

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 11.31%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 20.32%, while the model indicated an expected return 13.37%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Annual Period, the CSI Overseas China Internet Index returned -31.98%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI China Internet Index Bull 2X Shares returned -64.00%, while the model indicated an expected return of -63.58%.

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 42.91%. Given the daily investment objectives of the ETFs and the path dependency of returns for

DIREXION ANNUAL REPORT
7

longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 98.25%, while the model indicated an expected return of 100.88%.

The Direxion Daily Latin America Bull 2X Shares seeks to provide 200% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the Annual Period, the S&P® Latin America 40 Index returned 22.00%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 2X Shares returned 35.23%, while the model indicated an expected return of 37.92%.

The Direxion Daily MSCI Brazil Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Annual Period, the MSCI Brazil 25/50 Index returned 12.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 2X Shares returned 9.83%, while the model indicated an expected return of 12.06%.

The Direxion Daily MSCI India Bull 2X Shares seeks to provide 200% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the Annual Period, the MSCI India Index returned 50.21%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 2X Shares returned 101.86%, while the model indicated an expected return of 105.78%.

The Direxion Daily Russia Bull 2X Shares seeks to provide 200% of the daily return of the MVIS Russia Index. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the Annual Period, the MVIS Russia Index returned 69.40%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 2X Shares returned 172.12%, while the model indicated an expected return of 177.27%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily 5G Communications Bull 2X Shares seeks to provide 200% of the daily return of the BlueStar® 5G Communications Index. The BlueStar® 5G Communications Index is provided by MV Index Solutions GmbH and is a rules based index that consists of a tiered, modified market capitalization weighted portfolio of U.S. listed equity securities, including depository receipts, of companies whose products and services are economically tied to the market's adoption of 5G networking and communication technologies. Since the Fund's inception on June 10, 2021, the BlueStar® 5G Communications Index returned 1.84%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 5G Communications Bull 2X Shares returned 2.30%, while the model indicated an expected return of 3.00%.

The Direxion Daily Cloud Computing Bull 2X Shares and the Direxion Daily Cloud Computing Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Indxx USA Cloud Computing Index. The Indxx USA Cloud Computing Index is provided by Indxx, LLC. and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service;

DIREXION ANNUAL REPORT
8

and Software as a service. Since the Funds' inception on January 8, 2021, the The Indxx USA Cloud Computing Index returned 17.09%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Cloud Computing Bull 2X Shares returned 28.48%, while the model indicated an expected return of 29.98%. The Direxion Daily Cloud Computing Bear 2X Shares returned -38.44%, while the model indicated an expected return of -37.74%.

The Direxion Daily Energy Bull 2X Shares and the Direxion Daily Energy Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Annual Period, the Energy Select Sector Index returned 110.23%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 2X Shares returned 283.45%, while the model indicated an expected return of 290.48%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Energy Bear 2X Shares returned -85.06%, while the model indicated an expected return of -84.91%.

The Direxion Daily Global Clean Energy Bull 2X Shares seeks to provide 200% of the daily return of the S&P Global Clean Energy Index. The S&P Global Clean Energy Index is designed to track the performance of companies from developed markets whose economic fortunes are tied to the global clean energy business. The Index has a target constituent count of 100 and is limited to those stocks traded on a developed market exchange that meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float adjusted market capitalization, and $3 million average daily value traded over a six month period. The Index is rebalanced semiannually. Since the Fund's inception on July 29, 2021, the S&P Global Clean Energy Index returned 11.35%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Global Clean Energy Bull 2X Shares returned 20.48%, while the model indicated an expected return of 22.75%.

The Direxion Daily Gold Miners Index Bull 2X Shares and the Direxion Daily Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers For the Annual Period, the NYSE Arca Gold Miners Index returned -14.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 2X Shares returned -36.04%, while the model indicated an expected return of -34.38%. The Direxion Daily Gold Miners Index Bear 2X Shares returned 2.59%, while the model indicated an expected return of 3.20%.

The Direxion Daily Junior Gold Miners Index Bull 2X Shares and the Direxion Daily Junior Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Annual Period, the MVIS Global Junior Gold Miners Index returned -16.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 2X Shares returned -42.53%, while the model indicated an expected return of -40.93%. The Direxion Daily Junior Gold Miners Index Bear 2X Shares returned -6.14%, while the model indicated an expected return of -5.73%.

DIREXION ANNUAL REPORT
9

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares sought to provide 200% of the daily return of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Annual Period, the Indxx Global Robotics & Artificial Intelligence Thematic Index returned 37.33%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares returned 73.55%, while the model indicated an expected return of 77.31%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the stated period, the S&P Oil & Gas Exploration & Production Select Industry Index returned 167.64%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares returned 465.94%, while the model indicated an expected return of 477.44%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares returned -93.20%, while the model indicated an expected return of -93.12%.

The Direxion Daily Select Large Caps & FANGs Bull 2X Shares seeks to provide 200% of the daily return of the ICE FANG 20 Index. The ICE FANG 20 Index is an equal weighted index designed to include Facebook, Apple, Amazon, Netflix and (Alphabet's) Google (i.e., the FANGs) and similar highly-traded growth stocks of technology and tech-enabled companies, such as Microsoft, from the information technology, communication services and consumer discretionary sectors. The Index consists of 20 stocks or depository receipts that are listed on a U.S. Exchange that have a minimum of a $5 billion market capitalization and a 6-month average daily trading value of at least $50 million. The Index selects companies whose economic fortunes are tied to technologies such as social networking, autonomous driving, electric vehicles, smartphones, mobile payments, e-commerce, online games, streaming media, online entertainment, cryptocurrencies, blockchain, big data, artificial intelligence, machine learning, digital advertising, cloud services and other innovative technologies. The Index is reconstituted and rebalanced quarterly. Since the Fund's inception on September 30, 2021, the ICE FANG 20 Index returned 9.23%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Select Large Caps & FANGs Bull 2X Shares returned 18.60%, while the model indicated an expected return of 18.83%.

The Direxion Daily Travel & Vacation Bull 2X Shares seeks to provide 200% of the daily return of the BlueStar® Travel and Vacation Index. The BlueStar® Travel and Vacation Index is provided by MV Index Solutions GmbH and is comprised of US listed stocks, including depository receipts, of companies that are "Travel and Vacation" companies, as defined by the Index Provider. To be eligible for inclusion in the Index, a company must either (a) derive 25% or more of its revenue from, or devote 25% or more of its annual budget to, operating theme parks and/or hotels or (b) derive 50% or more of its revenue from, or devote 50% or more of its annual budget to the following activities: 1. Hotel accommodations; 2. Commercial airlines; 3. Casino resorts; 4. Hotel time shares; 5. Ski resorts; 6. Cruises; 7. Hotel real estate investment trusts; 8. Performing arts centers; 9. Online travel and event booking; 10. Specialty travel and experiences (such as outer space passenger travel), and 11. Operation of theme parks. Since the Fund's inception on June 10, 2021, the BlueStar® Travel and Vacation Index returned -7.54%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Travel & Vacation Bull 2X Shares returned -17.04%, while the model indicated an expected return of -16.39%.

DIREXION ANNUAL REPORT
10

The Direxion Daily US Infrastructure Bull 2X Shares seeks to provide 200% of the daily return of the Indxx US Infrastructure Index. The Indxx US Infrastructure Index is designed to track the performance of U.S. listed securities, including ADRs, of companies which are involved in infrastructure through engineering, design, maintenance, and construction of infrastructure projects. The Index Provider defines infrastructure as being comprised of Construction & Engineering Services and Industrial Transportation companies. Companies that derive a minimum of 50% of their total revenue from Construction & Engineering Services or Industrial Transportation are eligible for inclusion. The Index Provider screens companies based on various market capitalization and liquidity metrics and selects the top 100 securities by market capitalization. In case there are fewer than 100 securities in the selection list, all the securities will form the portfolio. The Index constituents are equally weighted and the Index is reconstituted and rebalanced annually. Since the Fund's inception on September 23, 2021, the Indxx US Infrastructure Index returned 5.50%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily US Infrastructure Bull 2X Shares returned 10.76%, while the model indicated an expected return of 10.98%.

Index Volatility:

After the initial onslaught of the equity sell off during the height of the pandemic, the CBOE Volatility Index reached a low point in October 2021, trading around 15, which was a remarkable improvement from the index peak that touched 37 in late January 2021. The decline was a result of the decreasing case counts, an increase in vaccinations, and the passing of the initial uncertainty in the equity market. However, upon entering the Annual Period, the volatility spiked and the downward trend was due to the failure to agree on an economic aid package before the November 3rd election by lawmakers. Volatility spiked once again in mid-February, following the tech sector's rout due to the fear of rising 10 year rates. The tech and work from home thematic names, which were some of the best performing stocks during the pandemic in the prior year, were hit the hardest by the uptick in the interest rates. The rates have since stabilized through the summer, but continued to decrease through Period end. This further emphasized inflation fears. Even though the CBOE Volatility Index finished the period at 16.53, volatility is slated to remain tied to geopolitical risk, as the U.S. and world leaders continue to adjust to the pandemic and inflation fears.

Index	Return	Volatility
CSI 300 Index	11.31%	22.39%
S&P 500® Index	42.91%	12.75%
CSI Overseas China Internet Index	-31.98%	44.54%
S&P® Latin America 40 Index	22.00%	26.92%
MSCI Brazil 25/50 Index	12.71%	32.75%
MSCI India Index	50.21%	17.39%
MVIS Russia Index	69.40%	20.98%
BlueStar® 5G Communications Index[1]	1.84%	13.29%
Indxx USA Cloud Computing Index[2]	17.09%	25.44%
Energy Select Sector Index	110.23%	35.48%
S&P Global Clean Energy Index[3]	11.35%	19.69%
NYSE Arca Gold Miners Index	-14.63%	31.24%
MVIS Global Junior Gold Miners Index	-16.49%	38.15%
Indxx Global Robotics & Artificial Intelligence Thematic Index	37.33%	21.25%
S&P Oil & Gas Exploration & Production Select Industry Index	167.64%	46.79%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares[4]	9.23%	21.14%
BlueStar® Travel and Vacation Index[1]	-7.54%	23.84%
Indxx US Infrastructure Index[5]	5.50%	16.46%

1  June 10, 2021 through October 31, 2021

2  January 8, 2021 through October 31, 2021

3  July 29, 2021 through October 31, 2021

4  September 30, 2021 through October 31, 2021

5  September 23, 2021 through October 31, 2021

DIREXION ANNUAL REPORT
11

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Nolter
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

DIREXION ANNUAL REPORT
12

The views of this letter were those of the Adviser as of October 31, 2021 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
13

Direxion Daily CSI 300 China A Share Bear 1X Shares

Performance Summary (Unaudited)

June 17, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily CSI 300 China A Share Bear 1X Shares (NAV)	(17.37)%	(23.36)%	(15.82)%	(12.19)%
Direxion Daily CSI 300 China A Share Bear 1X Shares (Market Price)	(17.32)%	(23.36)%	(15.80)%	(12.19)%
CSI 300 Index	11.31%	21.50%	11.33%	0.99%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio (gross) is 0.85%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
14

Direxion Daily S&P 500® Bear 1X Shares

Performance Summary (Unaudited)

June 8, 20161 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bear 1X Shares (NAV)	(31.20)%	(20.47)%	(17.34)%	(16.44)%
Direxion Daily S&P 500® Bear 1X Shares (Market Price)	(31.11)%	(20.45)%	(17.34)%	(16.44)%
S&P 500® Index	42.91%	21.48%	18.93%	17.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio (gross) is 0.62%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
15

Direxion Daily CSI 300 China A Share Bull 2X Shares

Performance Summary (Unaudited)

April 16, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily CSI 300 China A Share Bull 2X Shares (NAV)	20.32%	35.63%	16.59%	(0.03)%
Direxion Daily CSI 300 China A Share Bull 2X Shares (Market Price)	20.32%	35.57%	16.59%	(0.03)%
CSI 300 Index	11.31%	21.50%	11.33%	3.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
16

Direxion Daily CSI China Internet Index Bull 2X Shares

Performance Summary (Unaudited)

November 2, 20161 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily CSI China Internet Bull 2X Shares (NAV)	(64.00)%	(4.69)%	(4.01)%
Direxion Daily CSI China Internet Bull 2X Shares (Market Price)	(63.93)%	(4.72)%	(4.00)%
CSI Overseas China Internet Index	(31.98)%	6.95%	5.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.32%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. ("CSI"). A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
17

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20141 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	98.25%	36.93%	33.26%	25.13%
Direxion Daily S&P 500® Bull 2X Shares (Market Price)	99.62%	36.74%	33.25%	25.17%
S&P 500® Index	42.91%	21.48%	18.93%	14.77%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.88%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
18

Direxion Daily Latin America Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Latin America Bull 2X Shares (NAV)	35.23%	(50.76)%	(36.99)%	(33.81)%
Direxion Daily Latin America Bull 2X Shares (Market Price)	35.35%	(50.74)%	(37.09)%	(33.79)%
S&P® Latin America 40 Index	22.00%	(6.09)%	(1.46)%	(2.95)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.46%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT
19

Direxion Daily MSCI Brazil Bull 2X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Brazil Bull 2X Shares (NAV)	9.83%	(59.28)%	(46.84)%	(46.10)%
Direxion Daily MSCI Brazil Bull 2X Shares (Market Price)	9.43%	(59.30)%	(46.89)%	(46.12)%
MSCI Brazil 25/50 Index	12.71%	(6.98)%	(2.02)%	(3.99)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.35%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
20

Direxion Daily MSCI India Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI India Bull 2X Shares (NAV)	101.86%	6.61%	1.61%	(5.77)%
Direxion Daily MSCI India Bull 2X Shares (Market Price)	101.43%	6.85%	1.67%	(5.82)%
MSCI India Index	50.21%	19.80%	13.16%	8.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.32%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI India Index is designed to measure the performance of equity securities whose market capitalization, as calculated by MSCI, represents the top 85% of companies in the Indian equity securities markets. The performance of the MSCI India Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT
21

Direxion Daily Russia Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Russia Bull 2X Shares (NAV)	172.12%	0.56%	2.52%	(23.98)%
Direxion Daily Russia Bull 2X Shares (Market Price)	171.38%	0.67%	2.62%	(23.97)%
MVIS Russia Index	69.40%	21.20%	16.53%	4.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.26%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT
22

Direxion Daily 5G Communications Bull 2X Shares

Performance Summary (Unaudited)

June 10, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Daily 5G Communications Bull 2X Shares (NAV)	2.30%
Direxion Daily 5G Communications Bull 2X Shares (Market Price)	2.29%
BlueStar® 5G Communications Index	1.84%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The BlueStar® 5G Communications Index is provided by MV Index Solutions GmbH and is a rules based index that consists of a tiered, modified market capitalization weighted portfolio of U.S. listed equity securities, including depository receipts, of companies whose products and services are economically tied to the market's adoption of 5G networking and communication technologies. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
23

Direxion Daily Cloud Computing Bull 2X Shares

Performance Summary (Unaudited)

January 8, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Daily Cloud Computing Bull 2X Shares (NAV)	28.48%
Direxion Daily Cloud Computing Bull 2X Shares (Market Price)	28.39%
Indxx USA Cloud Computing Index	17.09%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx USA Cloud Computing Index is provided by Indxx, LLC. and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service; and Software as a service. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
24

Direxion Daily Cloud Computing Bear 2X Shares

Performance Summary (Unaudited)

January 8, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Daily Cloud Computing Bear 2X Shares (NAV)	(38.44)%
Direxion Daily Cloud Computing Bear 2X Shares (Market Price)	(38.49)%
Indxx USA Cloud Computing Index	17.09%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx USA Cloud Computing Index is provided by Indxx, LLC. and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service; and Software as a service. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
25

Direxion Daily Energy Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bull 2X Shares (NAV)	283.45%	(48.96)%	(35.33)%	(23.22)%
Direxion Daily Energy Bull 2X Shares (Market Price)	282.42%	(48.95)%	(35.35)%	(23.25)%
Energy Select Sector Index	110.23%	0.54%	1.14%	1.60%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT
26

Direxion Daily Energy Bear 2X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bear 2X Shares (NAV)	(85.06)%	(37.05)%	(30.03)%	(29.86)%
Direxion Daily Energy Bear 2X Shares (Market Price)	(85.07)%	(37.06)%	(30.03)%	(29.84)%
Energy Select Sector Index	110.23%	0.54%	1.14%	1.60%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT
27

Direxion Daily Global Clean Energy Bull 2X Shares

Performance Summary (Unaudited)

July 29, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Daily Global Clean Energy Bull 2X Shares (NAV)	20.48%
Direxion Daily Global Clean Energy Bull 2X Shares (Market Price)	20.52%
S&P Global Clean Energy Index	11.35%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Global Clean Energy Index is designed to track the performance of companies from developed markets whose economic fortunes are tied to the global clean energy business. The Index has a target constituent count of 100 and is limited to those stocks traded on a developed market exchange that meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float adjusted market capitalization, and $3 million average daily value traded over a six month period. The Index is rebalanced semi-annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
28

Direxion Daily Gold Miners Index Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Gold Miners Index Bull 2X Shares (NAV)	(36.04)%	(9.29)%	(29.30)%	(50.99)%
Direxion Daily Gold Miners Index Bull 2X Shares (Market Price)	(36.13)%	(9.23)%	(29.30)%	(50.99)%
NYSE Arca Gold Miners Index	(14.63)%	19.99%	6.30%	(4.97)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT
29

Direxion Daily Gold Miners Index Bear 2X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Gold Miners Index Bear 2X Shares (NAV)	2.59%	(71.10)%	(53.33)%	(49.54)%
Direxion Daily Gold Miners Index Bear 2X Shares (Market Price)	3.05%	(71.16)%	(53.33)%	(49.56)%
NYSE Arca Gold Miners Index	(14.63)%	19.99%	6.30%	(4.97)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT
30

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bull 2X Shares (NAV)	(42.53)%	(42.51)%	(51.14)%	(54.36)%
Direxion Daily Junior Gold Miners Index Bull 2X Shares (Market Price)	(42.45)%	(42.45)%	(51.02)%	(54.31)%
MVIS Global Junior Gold Miners Index	(16.49)%	18.20%	3.21%	2.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
31

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bear 2X Shares (NAV)	(6.14)%	(81.79)%	(66.43)%	(74.63)%
Direxion Daily Junior Gold Miners Index Bear 2X Shares (Market Price)	(5.92)%	(81.81)%	(66.49)%	(74.64)%
MVIS Global Junior Gold Miners Index	(16.49)%	18.20%	3.21%	2.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
32

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Performance Summary (Unaudited)

April 19, 20181 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (NAV)	73.55%	35.45%	4.57%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (Market Price)	73.50%	35.13%	4.43%
Indxx Global Robotics & Artificial Intelligence Thematic Index	37.33%	25.46%	14.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.39%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, "Robotics & Artificial Intelligence Companies"), as defined by Indxx, the Index Provider. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
33

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (NAV)	465.94%	(76.63)%	(61.61)%	(63.88)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (Market Price)	465.48%	(76.63)%	(61.60)%	(63.87)%
S&P Oil & Gas Exploration & Production Select Industry Index	167.64%	(7.77)%	(3.94)%	(7.76)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.18%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
34

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (NAV)	(93.20)%	(48.61)%	(45.62)%	(44.11)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (Market Price)	(93.23)%	(48.68)%	(45.63)%	(44.12)%
S&P Oil & Gas Exploration & Production Select Industry Index	167.64%	(7.77)%	(3.94)%	(7.76)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
35

Direxion Daily Select Large Caps & FANGs Bull 2X Shares

Performance Summary (Unaudited)

September 30, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Daily Select Large Caps & FANGs Bull 2X Shares (NAV)	18.60%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares (Market Price)	18.72%
ICE FANG 20 Index	9.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE FANG 20 Index is an equal weighted index designed to include Facebook, Apple, Amazon, Netflix and (Alphabet's) Google (i.e., the FANGs) and similar highly-traded growth stocks of technology an tech-enabled companies, such as Microsoft, from the information technology, communication services and consumer discretionary sectors. The Index consists of 20 stocks or depository receipts that are listed on a U.S. Exchange that have a minimum of a $5 billion market capitalization and a 6-month average daily trading value of at least $50 million. The Index selects companies whose economic fortunes are tied to technologies such as social networking, autonomous driving, electric vehicles, smartphones, mobile payments, e-commerce, online games, streaming media, online entertainment, cryptocurrencies, blockchain, big data, artificial intelligence machine learning, digital advertising, cloud services and other innovative technologies. The Index is reconstituted and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
36

Direxion Daily Travel & Vacation Bull 2X Shares

Performance Summary (Unaudited)

June 10, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Daily Travel & Vacation Bull 2X Shares (NAV)	(17.04)%
Direxion Daily Travel & Vacation Bull 2X Shares (Market Price)	(16.99)%
BlueStar® Travel and Vacation Index	(7.54)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The BlueStar® Travel and Vacation Index is provided by MV Index Solutions GmbH and is comprised of US-listed stocks, including depository receipts, of companies that are Travel and Vacation companies. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
37

Direxion Daily US Infrastructure Bull 2X Shares

Performance Summary (Unaudited)

September 23, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Daily US Infrastructure Bull 2X Shares (NAV)	10.76%
Direxion Daily US Infrastructure Bull 2X Shares (Market Price)	10.92%
Indxx US Infrastructure Index	5.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx US Infrastructure Index is designed to track the performance of U.S.-listed securities, including ADRs, of companies which are involved in infrastructure through engineering, design, maintenance, and construction of infrastructure projects. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
38

Expense Example (Unaudited)

October 31, 2021

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2021 to October 31, 2021).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2021 to October 31, 2021" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period May 1, 2021 to October 31, 2021*
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.73%	$1,000.00	$973.80	$3.63
Based on hypothetical 5% return	0.73%	1,000.00	1,021.53	3.72
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	895.40	2.15
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	0.88%	1,000.00	955.50	4.34
Based on hypothetical 5% return	0.88%	1,000.00	1,020.77	4.48
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	0.87%	1,000.00	358.80	2.98
Based on hypothetical 5% return	0.87%	1,000.00	1,020.82	4.43

DIREXION ANNUAL REPORT
39

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period May 1, 2021 to October 31, 2021*
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.60%	$1,000.00	$1,213.30	$3.35
Based on hypothetical 5% return	0.60%	1,000.00	1,022.18	3.06
Direxion Daily Latin America Bull 2X Shares
Based on actual fund return	0.95%	1,000.00	768.60	4.23
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily MSCI Brazil Bull 2X Shares
Based on actual fund return	0.90%	1,000.00	660.40	3.77
Based on hypothetical 5% return	0.90%	1,000.00	1,020.67	4.58
Direxion Daily MSCI India Bull 2X Shares
Based on actual fund return	0.90%	1,000.00	1,394.70	5.43
Based on hypothetical 5% return	0.90%	1,000.00	1,020.67	4.58
Direxion Daily Russia Bull 2X Shares
Based on actual fund return	0.88%	1,000.00	1,487.70	5.52
Based on hypothetical 5% return	0.88%	1,000.00	1,020.77	4.48
Direxion Daily 5G Communications Bull 2X Shares[1]
Based on actual fund return	0.95%	1,000.00	1,023.00	3.79
Based on hypothetical 5% return	0.95%	1,000.00	1,015.98	3.78
Direxion Daily Cloud Computing Bull 2X Shares
Based on actual fund return	1.00%	1,000.00	1,345.10	5.91
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily Cloud Computing Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	674.70	4.01
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Energy Bull 2X Shares
Based on actual fund return	0.94%	1,000.00	1,351.00	5.57
Based on hypothetical 5% return	0.94%	1,000.00	1,020.47	4.79
Direxion Daily Energy Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	616.70	3.87
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Global Clean Energy Bull 2X Shares ETF[2]
Based on actual fund return	0.95%	1,000.00	1,204.80	2.73
Based on hypothetical 5% return	0.95%	1,000.00	1,010.54	2.49
Direxion Daily Gold Miners Index Bull 2X Shares
Based on actual fund return	0.85%	1,000.00	812.10	3.88
Based on hypothetical 5% return	0.85%	1,000.00	1,020.92	4.33
Direxion Daily Gold Miners Index Bear 2X Shares
Based on actual fund return	0.87%	1,000.00	1,053.20	4.50
Based on hypothetical 5% return	0.87%	1,000.00	1,020.82	4.43
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Based on actual fund return	0.84%	1,000.00	779.30	3.77
Based on hypothetical 5% return	0.84%	1,000.00	1,020.97	4.28
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Based on actual fund return	0.87%	1,000.00	1,027.10	4.45
Based on hypothetical 5% return	0.87%	1,000.00	1,020.82	4.43
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Based on actual fund return	0.96%	1,000.00	1,169.80	5.25
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89

DIREXION ANNUAL REPORT
40

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period May 1, 2021 to October 31, 2021*
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Based on actual fund return	0.95%	$1,000.00	$1,635.00	$6.31
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	430.90	3.43
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Select Large Caps & FANGs Bull 2X Shares[4]
Based on actual fund return	0.95%	1,000.00	1,186.00	0.91
Based on hypothetical 5% return	0.95%	1,000.00	1,003.55	0.83
Direxion Daily Travel & Vacation Bull 2X Shares[1]
Based on actual fund return	0.95%	1,000.00	829.60	3.43
Based on hypothetical 5% return	0.95%	1,000.00	1,015.98	3.78
Direxion Daily US Infrastructure Bull 2X Shares[3]
Based on actual fund return	0.97%	1,000.00	1,107.60	1.09
Based on hypothetical 5% return	0.97%	1,000.00	1,004.31	1.04

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2021 to October 31, 2021), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from June 10, 2021 (commencement of operations) to October 31, 2021, multiplied by 144 days (the number of days since commencement of operations to October 31, 2021), then divided by 365.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from July 29, 2021 (commencement of operations) to October 31, 2021, multiplied by 95 days (the number of days since commencement of operations to October 31, 2021), then divided by 365.

3  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from September 23, 2021 (commencement of operations) to October 31, 2021, multiplied by 39 days (the number of days since commencement of operations to October 31, 2021), then divided by 365.

4  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from September 30, 2021 (commencement of operations) to October 31, 2021, multiplied by 32 days (the number of days since commencement of operations to October 31, 2021), then divided by 365.

DIREXION ANNUAL REPORT
41

Allocation of Portfolio Holdings (Unaudited)

October 31, 2021

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	104%	—	—	(4)%	100%
Direxion Daily S&P 500® Bear 1X Shares	108%	—	—	(8)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	50%	—	44%	6%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	38%	—	73%	(11)%	100%
Direxion Daily S&P 500® Bull 2X Shares	(3)%	—	97%	6%	100%
Direxion Daily Latin America Bull 2X Shares	102%	—	27%	(29)%	100%
Direxion Daily MSCI Brazil Bull 2X Shares	34%	—	82%	(16)%	100%
Direxion Daily MSCI India Bull 2X Shares	58%	—	19%	23%	100%
Direxion Daily Russia Bull 2X Shares	39%	—	38%	23%	100%
Direxion Daily 5G Communications Bull 2X Shares	16%	83%	—	1%	100%
Direxion Daily Cloud Computing Bull 2X Shares	30%	60%	—	10%	100%
Direxion Daily Cloud Computing Bear 2X Shares	114%	—	—	(14)%	100%
Direxion Daily Energy Bull 2X Shares	14%	65%	—	21%	100%
Direxion Daily Energy Bear 2X Shares	123%	—	—	(23)%	100%
Direxion Daily Global Clean Energy Bull 2X Shares	15%	—	72%	13%	100%
Direxion Daily Gold Miners Index Bull 2X Shares	60%	—	53%	(13)%	100%
Direxion Daily Gold Miners Index Bear 2X Shares	87%	—	—	13%	100%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	78%	—	34%	(12)%	100%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	102%	—	—	(2)%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	45%	—	36%	19%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	10%	36%	—	54%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	141%	—	—	(41)%	100%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	7%	90%	—	3%	100%
Direxion Daily Travel & Vacation Bull 2X Shares	9%	91%	—	0%**	100%
Direxion Daily US Infrastructure Bull 2X Shares	14%	81%	—	5%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
42

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 104.0%
Money Market Funds - 104.0%
129,487,971	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$129,487,971
7,208,682	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	7,208,682
	TOTAL SHORT TERM INVESTMENTS (Cost $136,696,653) (b)	$136,696,653
	TOTAL INVESTMENTS (Cost $136,696,653) - 104.0%	$136,696,653
	Liabilities in Excess of Other Assets - (4.0)%	(5,302,157)
	TOTAL NET ASSETS - 100.0%	$131,394,496

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,233,214.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(1.5643 representing 1 month LIBOR rate + spread)%	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	UBS Securities LLC	12/10/2021	2,496,113	$92,086,211	$(4,996,076)
(3.1143 representing 1 month LIBOR rate + spread)%	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Citibank N.A.	12/13/2021	823,370	31,777,359	(225,088)
(2.9143 representing 1 month LIBOR rate + spread)%	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	J.P. Morgan	12/13/2022	70,441	2,745,617	13,634
					$126,609,187	$(5,207,530)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
43

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 109.0%
Money Market Funds - 109.0%
100,326,716	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$100,326,716
34,520,819	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	34,520,819
	TOTAL SHORT TERM INVESTMENTS (Cost $134,847,535) (b)	$134,847,535
	TOTAL INVESTMENTS (Cost $134,847,535) - 109.0%	$134,847,535
	Liabilities in Excess of Other Assets - (9.0)%	(11,178,256)
	TOTAL NET ASSETS - 100.0%	$123,669,279

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $34,520,819.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3358 representing 1 month LIBOR rate + spread%	Total return of S&P 500® Index	Credit Suisse International	12/7/2021	26,853	$114,628,854	$(9,390,270)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
44

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 43.7%
1,329,833	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)	$51,544,327
	TOTAL INVESTMENT COMPANIES (Cost $54,150,734)	$51,544,327
SHORT TERM INVESTMENTS - 56.6%
Money Market Funds - 56.6%
56,969,449	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$56,969,449
9,774,627	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	9,774,627
	TOTAL SHORT TERM INVESTMENTS (Cost $66,744,076)	$66,744,076
	TOTAL INVESTMENTS (Cost $120,894,810) - 100.3% (c)	$118,288,403
	Liabilities in Excess of Other Assets - (0.3)%	(369,560)
	TOTAL NET ASSETS - 100.0%	$117,918,843

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $58,474,199.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(1.1743)% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2021	3,478,315	$129,158,338	$5,855,658
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(2.9143)% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	1,156,964	43,972,010	1,349,827
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(1.9143)% representing 1 month LIBOR rate + spread	J.P. Morgan	12/13/2022	119,410	4,666,000	(34,946)
					$177,796,348	$7,170,539

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
45

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 72.7%
4,785,653	KraneShares CSI China Internet ETF (a)	$228,467,074
	TOTAL INVESTMENT COMPANIES (Cost $231,005,802)	$228,467,074
SHORT TERM INVESTMENTS - 38.8%
Money Market Funds - 38.8%
62,466,763	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$62,466,763
59,506,800	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	59,506,800
	TOTAL SHORT TERM INVESTMENTS (Cost $121,973,563)	$121,973,563
	TOTAL INVESTMENTS (Cost $352,979,365) - 111.5% (c)	$350,440,637
	Liabilities in Excess of Other Assets - (11.5)%	(36,007,301)
	TOTAL NET ASSETS - 100.0%	$314,433,336

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $109,365,418.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of KraneShares CSI China Internet ETF	0.5858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	3,039,468	$150,372,215	$(5,316,495)
Total return of KraneShares CSI China Internet ETF	0.7358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	1,030,849	56,687,653	(7,599,462)
Total return of KraneShares CSI China Internet ETF	(0.9143)% representing 1 month LIBOR rate + spread	BNP Paribas	11/16/2022	111,973	7,887,554	(2,507,171)
Total return of KraneShares CSI China Internet ETF	(0.9143)% representing 1 month LIBOR rate + spread	BNP Paribas	12/21/2022	381,305	26,545,084	(8,230,492)
Total return of KraneShares CSI China Internet ETF	0.6393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	2/23/2023	3,823,526	192,974,070	(10,632,295)
					$434,466,576	$(34,285,915)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
46

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 97.2%
125,714	iShares Core S&P 500 ETF (a)	$57,952,897
	TOTAL INVESTMENT COMPANIES (Cost $45,882,654)	$57,952,897
SHORT TERM INVESTMENTS - 22.1%
Money Market Funds - 22.1%
8,404,704	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$8,404,704
4,781,060	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	4,781,060
	TOTAL SHORT TERM INVESTMENTS (Cost $13,185,764)	$13,185,764
	TOTAL INVESTMENTS (Cost $59,068,418) - 119.3% (c)	$71,138,661
	Liabilities in Excess of Other Assets - (19.3)%	(11,490,946)
	TOTAL NET ASSETS - 100.0%	$59,647,715

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $23,347,062.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	0.5858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	3,899	$16,880,789	$1,096,691
Total return of S&P 500® Index	0.7258% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2021	9,221	40,335,391	2,181,650
Total return of S&P 500® Index	0.3358% representing 1 month LIBOR rate + spread	Citibank N.A.	9/28/2022	200	870,700	51,019
					$58,086,880	$3,329,360

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
47

Direxion Daily Latin America Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 26.7%
142,123	iShares Latin America 40 ETF (a)(b)	$3,564,444
	TOTAL INVESTMENT COMPANIES (Cost $4,550,778)	$3,564,444
SHORT TERM INVESTMENTS - 119.3%
Money Market Funds - 119.3%
12,335,299	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$12,335,299
2,290,097	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	2,290,097
1,308,748	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	1,308,748
	TOTAL SHORT TERM INVESTMENTS (Cost $15,934,144)	$15,934,144
	TOTAL INVESTMENTS (Cost $20,484,922) - 146.0% (e)	$19,498,588
	Liabilities in Excess of Other Assets - (46.0)%	(6,145,407)
	TOTAL NET ASSETS - 100.0%	$13,353,181

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,832,437.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares Latin America 40 ETF	0.7858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	118,207	$3,348,912	$(359,517)
Total return of iShares Latin America 40 ETF	0.6858% representing 1 month LIBOR rate + spread	Barclays	12/13/2021	183,724	5,894,040	(1,233,091)
Total return of iShares Latin America 40 ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	283,887	8,496,721	(1,213,689)
Total return of iShares Latin America 40 ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	64,397	1,830,885	(194,960)
Total return of iShares Latin America 40 ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	128,780	3,768,862	(496,869)
Total return of iShares Latin America 40 ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	20,862	618,500	(88,311)
Total return of iShares Latin America 40 ETF	0.4858% representing 1 month LIBOR rate + spread	J.P. Morgan	8/8/2022	122,878	3,305,172	(224,278)
					$27,263,092	$(3,810,715)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Direxion Daily MSCI Brazil Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 82.3%
5,204,891	iShares MSCI Brazil Capped ETF (a)(b)	$152,607,404
	TOTAL INVESTMENT COMPANIES (Cost $182,053,729)	$152,607,404
SHORT TERM INVESTMENTS - 64.5%
Money Market Funds - 64.5%
119,588,409	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$119,588,409
1,613	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	1,613
	TOTAL SHORT TERM INVESTMENTS (Cost $119,590,022)	$119,590,022
	TOTAL INVESTMENTS (Cost $301,643,751) - 146.8% (e)	$272,197,426
	Liabilities in Excess of Other Assets - (46.8)%	(86,705,504)
	TOTAL NET ASSETS - 100.0%	$185,491,922

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $82,895,751.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI Brazil Capped ETF	0.1858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2021	4,767,376	$155,000,899	$(15,275,814)
Total return of iShares MSCI Brazil Capped ETF	0.6358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	2,316,957	82,947,061	(11,853,322)
Total return of iShares MSCI Brazil Capped ETF	0.6358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	363,757	13,715,442	(2,860,947)
					$251,663,402	$(29,990,083)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Direxion Daily MSCI India Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 18.5%
352,597	iShares MSCI India ETF (a)	$17,220,837
	TOTAL INVESTMENT COMPANIES (Cost $15,519,931)	$17,220,837
SHORT TERM INVESTMENTS - 78.5%
Money Market Funds - 78.5%
61,427,411	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$61,427,411
550,014	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	550,014
10,877,841	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	10,877,841
	TOTAL SHORT TERM INVESTMENTS (Cost $72,855,266)	$72,855,266
	TOTAL INVESTMENTS (Cost $88,375,197) - 97.0% (c)	$90,076,103
	Other Assets in Excess of Liabilities - 3.0%	2,769,516
	TOTAL NET ASSETS - 100.0%	$92,845,619

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,897,004.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI India ETF	0.8358% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2021	1,283,479	$53,186,056	$9,348,192
Total return of iShares MSCI India ETF	0.5858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/15/2021	1,086,398	45,611,479	7,365,964
Total return of iShares MSCI India ETF	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	7/20/2022	990,703	44,083,831	4,204,263
Total return of iShares MSCI India ETF	0.7358% representing 1 month LIBOR rate + spread	Citibank N.A.	8/16/2022	11,000	505,560	30,916
Total return of iShares MSCI India ETF	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	8/17/2022	25,908	1,150,069	113,448
Total return of iShares MSCI India ETF	0.8358% representing 1 month LIBOR rate + spread	Barclays	10/6/2022	51,940	2,565,667	(29,463)
					$147,102,662	$21,033,320

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Direxion Daily Russia Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 37.7%
865,990	VanEck VectorsTM Russia ETF (a)	$27,711,680
	TOTAL INVESTMENT COMPANIES (Cost $24,963,724)	$27,711,680
SHORT TERM INVESTMENTS - 65.9%
Money Market Funds - 65.9%
41,657,798	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$41,657,798
6,755,060	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	6,755,060
	TOTAL SHORT TERM INVESTMENTS (Cost $48,412,858)	$48,412,858
	TOTAL INVESTMENTS (Cost $73,376,582) - 103.6% (c)	$76,124,538
	Liabilities in Excess of Other Assets - (3.6)%	(2,630,143)
	TOTAL NET ASSETS - 100.0%	$73,494,395

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $25,359,339.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Russia ETF	0.7393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	1,287,575	$32,980,820	$8,071,051
Total return of	1.0358% representing
VanEck VectorsTM Russia ETF	1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	500,320	16,279,907	(276,339)
Total return of	0.5658% representing
VanEck VectorsTM Russia ETF	1 month LIBOR rate + spread	BNP Paribas	6/15/2022	1,891,715	51,681,654	8,718,886
Total return of	0.5658% representing
VanEck VectorsTM Russia ETF	1 month LIBOR rate + spread	BNP Paribas	7/20/2022	47,799	1,378,459	148,683
					$102,320,840	$16,662,281

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Direxion Daily 5G Communications Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 83.4%
Broadcasting (except Internet) - 2.2%
661	Altice USA, Inc. (a)	$10,774
118	Charter Communications, Inc. (a)	79,637
450	Rogers Communications, Inc. ADR (Canada)	20,961
		111,372
Computer and Electronic Product Manufacturing - 43.9%
1,023	ADTRAN, Inc.	18,905
2,626	Advanced Micro Devices, Inc. (a)	315,724
1,076	Airgain, Inc. (a)	12,083
1,378	Analog Devices, Inc.	239,069
330	Apple, Inc.	49,434
117	Arista Networks, Inc. (a)	47,934
91	Broadcom, Inc.	48,382
518	Calix, Inc. (a)	32,422
2,374	Casa Systems, Inc. (a)	15,027
5,733	Ceragon Networks Ltd. ADR (Israel) (a)	20,123
777	Cisco Systems, Inc.	43,489
524	Clearfield, Inc. (a)	29,601
960	Comtech Telecommunications Corp.	20,707
569	CTS Corp.	20,268
404	Dell Technologies, Inc. (a)	44,436
1,058	DZS, Inc. (a)	11,532
2,119	EMCORE Corp. (a)	15,850
2,054	INFINERA Corp. (a)	15,590
737	Intel Corp.	36,113
292	InterDigital, Inc.	19,549
857	Keysight Technologies, Inc. (a)	154,277
546	Lattice Semiconductor Corp. (a)	37,914
270	Lumentum Holdings, Inc. (a)	22,297
377	MACOM Technology Solutions Holdings, Inc. (a)	26,322
1,697	Marvell Technology, Inc.	116,245
587	MaxLinear, Inc. (a)	36,981
1,986	NeoPhotonics Corp. (a)	20,098
240	NVIDIA Corp.	61,361
689	NXP Semiconductors NV ADR (Netherlands)	138,393
326	Qorvo, Inc. (a)	54,843
1,580	Qualcomm, Inc.	210,203
719	Radware Ltd. ADR (Israel) (a)	25,474
5,603	Resonant, Inc. (a)	12,551
1,337	Sierra Wireless, Inc. ADR (Canada) (a)	22,381
490	Silicom Ltd. ADR (Israel) (a)	20,580
471	Skyworks Solutions, Inc.	78,718
1,317	Viavi Solutions, Inc. (a)	20,282
702	Xilinx, Inc.	126,360
		2,241,518
Data Processing, Hosting and Related Services - 0.9%
492	CSG Systems International, Inc.	24,625
270	CyrusOne, Inc.	22,145
		46,770
Shares		Fair Value
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
108	IPG Photonics Corp. (a)	$17,173
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 0.4%
496	CEVA, Inc. (a)	22,622
Machinery Manufacturing - 0.4%
307	II-VI, Inc. (a)	18,577
Management of Companies and Enterprises - 0.5%
5,825	Telefonica S A ADR (Spain)	25,339
Miscellaneous Store Retailers - 2.3%
2,208	Verizon Communications, Inc.	117,002
Nonmetallic Mineral Product Manufacturing - 0.5%
688	Corning, Inc.	24,472
Nonstore Retailers - 0.9%
13	Amazon.com, Inc. (a)	43,842
Professional, Scientific, and Technical Services - 7.8%
2,063	A10 Networks, Inc. (a)	38,557
847	Amdocs Ltd. ADR	65,931
964	Ciena Corp. (a)	52,336
1,902	Extreme Networks, Inc. (a)	18,697
348	F5 Networks, Inc. (a)	73,480
2,092	Inseego Corp. (a)(b)	12,970
1,035	Juniper Networks, Inc.	30,553
677	Maxar Technologies, Inc.	17,974
712	NetScout Systems, Inc. (a)	19,267
2,674	Ribbon Communications, Inc. (a)	14,627
70	Ubiquiti, Inc.	21,387
223	VMware, Inc.	33,829
		399,608
Publishing Industries (except Internet) - 4.0%
1,015	Akamai Technologies, Inc. (a)	107,042
2,084	Akoustis Technologies, Inc. (a)(b)	15,672
2,453	Hewlett Packard Enterprise Co.	35,936
6,565	Limelight Networks, Inc. (a)	19,564
620	National Instruments Corp.	26,331
		204,545
Real Estate - 5.2%
413	American Tower Corp.	116,454
159	CoreSite Realty Corp.	22,651
394	Crown Castle International Corp.	71,038
183	Digital Realty Trust, Inc.	28,879
1,938	Uniti Group, Inc.	27,733
		266,755
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.6%
1,054	CommScope Holding Co., Inc. (a)	11,288
298	GDS Holdings Ltd. ADR (China) (a)	17,701
		28,989
Telecommunications - 13.5%
4,342	AT&T, Inc.	109,679
938	BCE, Inc. ADR (Canada)	48,279
444	Cambium Networks Corp. ADR (a)	12,530

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Direxion Daily 5G Communications Bull 2X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Telecommunications (continued)
82	Equinix, Inc.	$68,640
10,308	Ericsson ADR (Sweden)	112,048
1,450	KT Corp. ADR (South Korea) (a)	18,575
1,484	Lumen Technologies, Inc.	17,600
18,927	Nokia Corp. ADR (Finland) (a)	107,505
2,151	Orange ADR (France)	23,467
93	SBA Communications Corp.	32,116
700	SK Telecom Ltd. ADR (South Korea) (a)	20,300
682	T-Mobile US, Inc. (a)	78,450
2,816	Vodafone Group PLC ADR (United Kingdom)	42,099
		691,288
	TOTAL COMMON STOCKS (Cost $4,187,594)	$4,259,872
SHORT TERM INVESTMENTS - 15.3%
Money Market Funds - 15.3%
775,109	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)	$775,109
5,791	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	5,791
	TOTAL SHORT TERM INVESTMENTS (Cost $780,900)	$780,900
	TOTAL INVESTMENTS (Cost $4,968,494) - 98.7% (d)	$5,040,772
	Other Assets in Excess of Liabilities - 1.3%	68,523
	TOTAL NET ASSETS - 100.0%	$5,109,295

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,271,509.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of BlueStar® 5G Communications Index	0.5858% representing 1 month LIBOR rate + spread	Barclays	12/15/2021	29,750	$5,906,327	$64,993

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Direxion Daily Cloud Computing Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 60.2%
Administrative and Support Services - 3.4%
976	Alarm.com, Inc. (a)	$82,238
1,511	Atlassian Corp. PLC ADR (United Kingdom) (a)	692,235
1,963	NCINO, Inc. (a)	142,632
		917,105
Ambulatory Health Care Services - 0.0% (†)
501	Tabula Rasa HealthCare, Inc. (a)	13,602
Computer and Electronic Product Manufacturing - 0.1%
823	Radware Ltd. ADR (Israel) (a)	29,159
Data Processing, Hosting and Related Services - 2.3%
1,424	Five9, Inc. (a)	225,006
787	Inovalon Holdings, Inc. (a)	32,102
1,523	RingCentral, Inc. (a)	371,277
		628,385
Heavy and Civil Engineering Construction - 0.5%
1,090	BlackLine, Inc. (a)	138,288
Professional, Scientific, and Technical Services - 12.9%
1,554	2U, Inc. (a)	45,905
2,869	Anaplan, Inc. (a)	187,088
1,346	LivePerson, Inc. (a)	69,333
1,244	Mimecast Ltd. ADR (United Kingdom) (a)	93,847
698	Model N, Inc. (a)	22,622
3,907	Nutanix, Inc. (a)	134,049
823	Paylocity Holding Corp. (a)(a)	251,130
855	PROS Holdings Inc. (a)	25,650
5,403	SAP SE ADR (Germany)	782,246
1,385	ServiceNow, Inc. (a)	966,398
842	Snowflake, Inc. (a)	297,933
1,323	Unisys Corp. (a)	33,829
466	VMware, Inc. (b)	70,692
1,675	Zscaler, Inc. (a)	534,091
		3,514,813
Publishing Industries (except Internet) - 38.7%
2,467	ACI Worldwide, Inc. (a)	75,688
1,448	Adobe Systems, Inc. (a)	941,721
3,454	Akamai Technologies, Inc. (a)	364,259
210	AppFolio, Inc. (a)	27,655
2,488	Autodesk, Inc. (a)	790,214
1,691	Bill.com Holdings, Inc. (a)	497,678
924	Blackbaud, Inc. (a)	65,613
3,348	Box, Inc. (a)	86,479
1,323	C3 AI, Inc. (a)(b)	59,694
1,561	Coupa Software, Inc. (a)	355,440
3,605	CrowdStrike Holdings, Inc. (a)	1,015,889
3,301	DocuSign, Inc. (a)	918,635
5,198	Dropbox, Inc. (a)	158,487
777	Everbridge, Inc. (a)	123,784
95	MicroStrategy, Inc. Class A (a)(b)	67,931
9,796	Oracle Corp.	939,828
1,091	Paycom Software, Inc. (a)	597,704
730	Qualys, Inc. (a)	90,870
3,124	Salesforce.com, Inc. (a)	936,232
763	SPS Commerce, Inc. (a)	116,533
Shares		Fair Value
Publishing Industries (except Internet) (continued)
2,006	Twilio, Inc. (a)	$584,468
549	Upland Software, Inc. (a)	18,320
2,571	Veeva Systems, Inc. (a)	815,033
2,658	Workday, Inc. (a)	770,767
699	Workiva Inc. (a)	104,535
2,102	Zuora, Inc. (a)	45,950
		10,569,407
Telecommunications - 2.3%
2,226	8x8 Inc. (a)	50,441
2,077	Zoom Video Communications, Inc. (a)	570,448
		620,889
	TOTAL COMMON STOCKS (Cost $14,396,225)	$16,431,648
SHORT TERM INVESTMENTS - 39.1%
Money Market Funds - 39.1%
3,591,966	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$3,591,966
40,767	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	40,767
7,039,764	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	7,039,764
	TOTAL SHORT TERM INVESTMENTS (Cost $10,672,497)	$10,672,497
	TOTAL INVESTMENTS (Cost $25,068,722) - 99.3% (e)	$27,104,145
	Other Assets in Excess of Liabilities - 0.7%	196,994
	TOTAL NET ASSETS - 100.0%	$27,301,139

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,699,811.

(†)  Less than 0.05%.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Direxion Daily Cloud Computing Bull 2X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Indxx USA Cloud Computing Index	0.2393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	17,683	$22,704,162	$1,551,833
Total return of Indxx USA Cloud Computing Index	0.4858% representing 1 month LIBOR rate + spread	Citibank N.A.	9/29/2022	10,137	12,819,701	1,085,385
					$35,523,863	$2,637,218

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Direxion Daily Cloud Computing Bear 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 114.8%
Money Market Funds - 114.8%
7,069,576	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$7,069,576
13	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	13
7,066,865	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	7,066,865
	TOTAL SHORT TERM INVESTMENTS (Cost $14,136,454) (b)	$14,136,454
	TOTAL INVESTMENTS (Cost $14,136,454) - 114.8%	$14,136,454
	Liabilities in Excess of Other Assets - (14.8)%	(1,821,181)
	TOTAL NET ASSETS - 100.0%	$12,315,273

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,066,878.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
(0.0608 representing 1 month LIBOR rate + spread)%	Total return of Indxx USA Cloud Computing Index	Bank of America Merrill Lynch	12/9/2021	12,177	$15,557,144	$(1,155,370)
0.2858 representing 1 month LIBOR rate + spread%	Total return of Indxx USA Cloud Computing Index	Citibank N.A.	9/29/2022	5,775	7,326,405	(597,026)
					$22,883,549	$(1,752,396)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Direxion Daily Energy Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 65.4%
Gasoline Stations - 13.3%
696,149	Chevron Corp.	$79,702,099
Machinery Manufacturing - 1.4%
333,059	Baker Hughes, a GE Co.	8,353,120
Oil and Gas Extraction - 11.6%
151,968	APA Corp.	3,983,081
326,597	Coterra Energy, Inc.	6,963,048
253,108	Devon Energy Corp.	10,144,569
195,090	EOG Resources, Inc.	18,038,022
316,941	Marathon Oil Corp.	5,172,477
356,604	Occidental Petroleum Corp.	11,956,932
176,081	Phillips 66	13,167,337
		69,425,466
Petroleum and Coal Products Manufacturing - 22.6%
236,757	ConocoPhillips	17,636,029
1,374,956	Exxon Mobil Corp.	88,643,413
256,560	Marathon Petroleum Corp.	16,915,001
164,349	Valero Energy Corp.	12,709,108
		135,903,551
Pipeline Transportation - 2.3%
488,421	Williams Companies, Inc.	13,719,746
Support Activities for Mining - 10.1%
68,414	Diamondback Energy, Inc.	7,333,296
357,986	Halliburton Co.	8,946,070
110,793	Hess Corp.	9,148,178
91,213	Pioneer Natural Resources Co.	17,055,007
562,181	Schlumberger Ltd. ADR (a)	18,135,959
		60,618,510
Utilities - 4.1%
783,596	Kinder Morgan, Inc.	13,125,233
179,163	ONEOK, Inc.	11,398,350
		24,523,583
	TOTAL COMMON STOCKS (Cost $319,957,462)	$392,246,075
Shares		Fair Value
SHORT TERM INVESTMENTS - 35.7%
Money Market Funds - 35.7%
190,440,286	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$190,440,286
13,840,498	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	13,840,498
10,085,250	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	10,085,250
	TOTAL SHORT TERM INVESTMENTS (Cost $214,366,034)	$214,366,034
	TOTAL INVESTMENTS (Cost $534,323,496) - 101.1% (c)	$606,612,109
	Liabilities in Excess of Other Assets - (1.1)%	(6,857,048)
	TOTAL NET ASSETS - 100.0%	$599,755,061

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $201,290,435.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Energy Select Sector Index	0.7258% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	123,867	$65,781,245	$10,015,113
Total return of Energy Select Sector Index	0.7258% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	359,455	195,452,368	20,988,112
Total return of Energy Select Sector Index	0.4958% representing 1 month LIBOR rate + spread	Barclays	12/13/2021	102,236	59,129,672	2,974,422
Total return of Energy Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	155,883	64,836,575	31,531,448

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Direxion Daily Energy Bull 2X Shares

Long Total Return Swap Contracts, continued

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Energy Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	72,987	$31,065,723	$14,032,731
Total return of Energy Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	88,938	41,514,960	13,422,337
Total return of Energy Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	49,000	25,274,920	4,745,785
Total return of Energy Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	56,410	28,218,540	6,339,213
Total return of Energy Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	8/8/2022	333,126	177,443,230	24,262,727
					$688,717,233	$128,311,888

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
58

Direxion Daily Energy Bear 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 121.3%
Money Market Funds - 121.3%
33,904,870	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$33,904,870
7,770,215	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	7,770,215
5,748,347	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	5,748,347
	TOTAL SHORT TERM INVESTMENTS (Cost $47,423,432) (b)	$47,423,432
	TOTAL INVESTMENTS (Cost $47,423,432) - 121.3%	$47,423,432
	Liabilities in Excess of Other Assets - (21.3)%	(8,318,159)
	TOTAL NET ASSETS - 100.0%	$39,105,273

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $22,844,399.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3858% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Credit Suisse International	12/7/2021	9,650	$4,900,985	$(1,014,899)
0.3658% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/9/2021	30,769	18,030,684	(504,559)
0.2358% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Barclays	12/13/2021	48,041	26,304,254	(2,822,358)
0.0858% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	1/19/2022	5,351	2,195,659	(1,119,633)
0.0858% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	2/16/2022	9,275	4,328,272	(1,416,622)
0.0858% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	4/20/2022	4,759	2,384,828	(537,203)
0.0858% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	J.P. Morgan	8/12/2022	22,165	12,076,685	(1,278,805)
					$70,221,367	$(8,694,079)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
59

Direxion Daily Global Clean Energy Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 71.6%
213,324	iShares Global Clean Energy ETF (a)	$5,390,697
	TOTAL INVESTMENT COMPANIES (Cost $4,786,614)	$5,390,697
SHORT TERM INVESTMENTS - 28.3%
Money Market Funds - 28.3%
1,600,697	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$1,600,697
526,347	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	526,347
	TOTAL SHORT TERM INVESTMENTS (Cost $2,127,044)	$2,127,044
	TOTAL INVESTMENTS (Cost $6,913,658) - 99.9% (c)	$7,517,741
	Other Assets in Excess of Liabilities - 0.1%	11,375
	TOTAL NET ASSETS - 100.0%	$7,529,116

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,012,991.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of The S&P Global Clean Energy Index	0.5393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	9/27/2022	331,422	$7,450,491	$917,510
Total return of The S&P Global Clean Energy Index	0.7358% representing 1 month LIBOR rate + spread	Citibank N.A.	10/19/2022	51,148	1,257,394	34,992
					$8,707,885	$952,502

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
60

Direxion Daily Gold Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 53.1%
12,580,106	VanEck VectorsTM Gold Miners ETF (a)	$398,915,161
	TOTAL INVESTMENT COMPANIES (Cost $441,176,487)	$398,915,161
SHORT TERM INVESTMENTS - 61.2%
Money Market Funds - 61.2%
284,417,758	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$284,417,758
174,789,808	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	174,789,808
	TOTAL SHORT TERM INVESTMENTS (Cost $459,207,566)	$459,207,566
	TOTAL INVESTMENTS (Cost $900,384,053) - 114.3% (c)	$858,122,727
	Liabilities in Excess of Other Assets - (14.3)%	(107,258,648)
	TOTAL NET ASSETS - 100.0%	$750,864,079

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $402,502,483.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	0.9158% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	360,313	$12,265,388	$(914,525)
Total return of VanEck Vectors® Gold Miners ETF	0.9393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	6,547,478	232,500,944	(25,323,921)
Total return of VanEck Vectors® Gold Miners ETF	1.1458% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	5,193,479	162,406,585	2,303,850
Total return of VanEck Vectors® Gold Miners ETF	0.9358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	3,294,450	114,026,445	(9,974,049)
Total return of VanEck Vectors® Gold Miners ETF	0.8558% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	13,296,134	454,899,609	(35,066,398)
Total return of VanEck Vectors® Gold Miners ETF	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	2,563,281	88,494,782	(6,862,307)
Total return of VanEck Vectors® Gold Miners ETF	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	981,243	36,150,021	(5,197,696)
Total return of VanEck Vectors® Gold Miners ETF	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	2,041,611	80,054,704	(15,599,387)
Total return of VanEck Vectors® Gold Miners ETF	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	7/20/2022	500,000	17,145,142	(1,333,933)
					$1,197,943,620	$(97,968,366)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
61

Direxion Daily Gold Miners Index Bear 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 112.8%
Money Market Funds - 112.8%
48,183,921	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$48,183,921
24,107,794	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	24,107,794
	TOTAL SHORT TERM INVESTMENTS (Cost $72,291,715) (b)	$72,291,715
	TOTAL INVESTMENTS (Cost $72,291,715) - 112.8%	$72,291,715
	Liabilities in Excess of Other Assets - (12.8)%	(8,215,668)
	TOTAL NET ASSETS - 100.0%	$64,076,047

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $33,098,493.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.5258% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Credit Suisse International	12/7/2021	628,065	$20,861,580	$1,021,101
0.7393% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/9/2021	236,788	8,382,295	873,370
0.6358% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/9/2021	590,674	19,372,974	644,826
0.0358% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	J.P. Morgan	12/9/2021	938,273	29,004,148	(747,213)
0.3158% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/13/2021	1,141,393	43,318,196	7,184,163
0.4258% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	9/21/2022	506,002	15,665,822	(388,327)
					$136,605,015	$8,587,920

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
62

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 33.6%
4,008,356	VanEck VectorsTM Junior Gold Miners ETF (a)(b)	$173,441,564
	TOTAL INVESTMENT COMPANIES (Cost $179,991,576)	$173,441,564
SHORT TERM INVESTMENTS - 89.7%
Money Market Funds - 89.7%
337,231,868	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$337,231,868
125,303,990	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	125,303,990
	TOTAL SHORT TERM INVESTMENTS (Cost $462,535,858)	$462,535,858
	TOTAL INVESTMENTS (Cost $642,527,434) - 123.3% (e)	$635,977,422
	Liabilities in Excess of Other Assets - (23.3)%	(120,167,545)
	TOTAL NET ASSETS - 100.0%	$515,809,877

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $296,049,773.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.3358% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	1,776,632	$84,169,044	$(8,023,821)
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.8458% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	760,707	34,435,149	(1,578,874)
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.8858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	1,052,157	51,100,848	(5,853,523)
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.8958% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	11,078,530	473,492,289	5,165,227
Total return of VanEck VectorsTM Junior Gold Miners ETF	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	5,165,038	274,263,518	(51,824,639)
					$917,460,848	$(62,115,630)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
63

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 113.8%
Money Market Funds - 113.8%
74,547,046	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$74,547,046
11,602,598	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	11,602,598
	TOTAL SHORT TERM INVESTMENTS (Cost $86,149,644) (b)	$86,149,644
	TOTAL INVESTMENTS (Cost $86,149,644) - 113.8%	$86,149,644
	Liabilities in Excess of Other Assets - (13.8)%	(10,474,844)
	TOTAL NET ASSETS - 100.0%	$75,674,800

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,958,995.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.7158 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	Credit Suisse International	12/7/2021	4,363	$208,422	$20,586
0.3658 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/23/2021	1,303,910	55,795,120	(617,966)
0.4258 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	6/15/2022	651,626	34,601,341	6,473,223
0.5858 representing 1 month LIBOR rate + spread%	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/13/2022	1,537,920	59,132,620	(7,392,626)
					$149,737,503	$(1,516,783)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
64

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 36.2%
441,733	Global X Robotics & Artificial Intelligence ETF (a)	$16,644,500
	TOTAL INVESTMENT COMPANIES (Cost $11,822,163)	$16,644,500
SHORT TERM INVESTMENTS - 84.2%
Money Market Funds - 84.2%
27,244,681	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$27,244,681
2,069,108	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	2,069,108
9,434,144	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	9,434,144
	TOTAL SHORT TERM INVESTMENTS (Cost $38,747,933)	$38,747,933
	TOTAL INVESTMENTS (Cost $50,570,096) - 120.4% (c)	$55,392,433
	Liabilities in Excess of Other Assets - (20.4)%	(9,389,452)
	TOTAL NET ASSETS - 100.0%	$46,002,981

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,228,023.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	1.0858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	225,516	$7,137,580	$1,336,142
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.7858% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	291,787	10,789,066	170,984
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.8358% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2021	788,060	25,159,321	4,485,091
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/15/2021	607,429	20,032,547	2,836,988
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.7358% representing 1 month LIBOR rate + spread	Citibank N.A.	8/16/2022	87,197	3,355,827	(73,573)
					$66,474,341	$8,755,632

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
65

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 36.1%
Chemical Manufacturing - 0.9%
364,518	Alto Ingredients, Inc. (a)	$1,939,236
844,817	Gevo, Inc. (a)(b)	6,108,027
		8,047,263
Gasoline Stations - 1.1%
65,418	Chevron Corp.	7,489,707
127,380	Delek US Holdings, Inc. (a)	2,477,541
		9,967,248
Machinery Manufacturing - 0.9%
362,856	Range Resources Corp. (a)	8,461,802
Merchant Wholesalers, Durable Goods - 0.0%(†)
2,331	REX American Resources Corp. (a)	205,012
Merchant Wholesalers, Nondurable Goods - 0.2%
48,980	World Fuel Services Corp.	1,495,359
Mining (except Oil and Gas) - 0.5%
365,640	CNX Resources Corp. (a)	5,342,000
Oil and Gas Extraction - 20.6%
394,522	Antero Resources Corp. (a)	7,839,152
336,263	APA Corp.	8,813,453
57,568	Bonanza Creek Energy, Inc. (a)	3,231,868
28,115	Brigham Minerals Inc.	651,706
979,923	Centennial Resource Development, Inc. (a)	7,055,446
801,620	Clean Energy Fuels Corp. (a)(b)	7,390,936
173,958	Contango Oil & Gas Co. (a)	718,447
162,861	Continental Resources, Inc. (b)	7,949,245
343,056	Coterra Energy, Inc.	7,313,954
223,898	Devon Energy Corp.	8,973,832
93,605	EOG Resources, Inc.	8,654,718
323,956	EQT Corp. (a)	6,449,964
118,259	Green Plains, Inc. (a)	4,487,929
926,495	Kosmos Energy Ltd. (a)	3,335,382
175,853	Magnolia Oil & Gas Corp.	3,671,811
557,651	Marathon Oil Corp.	9,100,864
180,006	Matador Resources Co.	7,533,251
291,646	Murphy Oil Corp.	8,116,508
28,524	Oasis Petroleum, Inc.	3,439,994
251,592	Occidental Petroleum Corp.	8,435,880
221,762	Ovintiv, Inc.	8,320,510
47,921	Par Pacific Holdings, Inc. (a)	740,859
102,713	PDC Energy, Inc.	5,372,917
94,674	Phillips 66	7,079,722
137,813	Renewable Energy Group, Inc. (a)	8,820,032
316,935	SM Energy Co.	10,877,209
1,251,938	Southwestern Energy Co. (a)	6,109,458
105,176	Talos Energy, Inc. (a)	1,364,133
1,795,220	Tellurian, Inc. (a)	7,037,262
66,488	Whiting Petroleum Corp. (a)	4,330,363
		183,216,805
Petroleum and Coal Products Manufacturing - 6.1%
112,769	ConocoPhillips	8,400,163
130,047	CVR Energy, Inc.	2,493,001
116,428	Exxon Mobil Corp.	7,506,113
212,822	HollyFrontier Corp.	7,193,384
78,340	Laredo Petroleum, Inc. (a)	5,906,836
Shares		Fair Value
Petroleum and Coal Products Manufacturing (continued)
110,510	Marathon Petroleum Corp.	$7,285,924
557,602	PBF Energy, Inc. (a)	8,146,565
99,109	Valero Energy Corp.	7,664,099
		54,596,085
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.7%
4,611	Texas Pacific Land Corp.	5,872,892
Support Activities for Mining - 4.8%
190,099	Callon Petroleum Co. (a)(b)	9,833,821
71,894	Denbury, Inc. (a)	6,086,546
83,749	Diamondback Energy, Inc.	8,977,055
92,738	Hess Corp.	7,657,377
93,585	Northern Oil and Gas, Inc.	2,167,429
41,598	Pioneer Natural Resources Co.	7,777,994
		42,500,222
Utilities - 0.3%
80,575	New Fortress Energy, Inc.	2,417,250
	TOTAL COMMON STOCKS (Cost $301,863,428)	$322,121,938
SHORT TERM INVESTMENTS - 65.6%
Money Market Funds - 65.6%
460,435,736	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$460,435,736
123,908,490	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	123,908,490
	TOTAL SHORT TERM INVESTMENTS (Cost $584,344,226)	$584,344,226
	TOTAL INVESTMENTS (Cost $886,207,654) - 101.7% (e)	$906,466,164
	Liabilities in Excess of Other Assets - (1.7)%	(15,176,102)
	TOTAL NET ASSETS - 100.0%	$891,290,062

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $294,123,211.

(†)  Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
66

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	8,000	$12,917,794	$20,051,165
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.7358% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	51,855	125,359,623	87,415,781
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.4893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	51,037	205,087,129	3,124,847
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.7958% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	63,554	142,645,682	118,371,754
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.3358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	76,236	175,145,349	138,484,788
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.4358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	44,696	148,902,053	34,104,746
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	35,000	79,232,463	64,579,166
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	6,000	16,472,120	8,159,991
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	7/20/2022	22,000	81,797,540	8,021,542
					$987,559,753	$482,313,780

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
67

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 142.2%
Money Market Funds - 142.2%
80,801,137	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$80,801,137
52,157,286	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	52,157,286
	TOTAL SHORT TERM INVESTMENTS (Cost $132,958,423) (b)	$132,958,423
	TOTAL INVESTMENTS (Cost $132,958,423) - 142.2%	$132,958,423
	Liabilities in Excess of Other Assets - (42.2)%	(39,468,682)
	TOTAL NET ASSETS - 100.0%	$93,489,741

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $72,263,540.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/ (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3858% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Credit Suisse International	12/7/2021	1,357	$3,428,100	$(2,149,356)
(0.3143)% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	J.P. Morgan	12/9/2021	9,646	29,085,487	(10,623,727)
0.3658% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/9/2021	9,172	21,071,845	(16,674,664)
0.0358% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Citibank N.A.	12/13/2021	9,455	29,757,472	(8,992,050)
0.2893% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/13/2021	16,253	65,997,464	(259,273)
					$149,340,368	$(38,699,070)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
68

Direxion Daily Select Large Caps & FANGs Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 90.0%
Administrative and Support Services - 4.6%
4,032	Roblox Corp. (a)	$338,768
Broadcasting (except Internet) - 4.3%
1,041	Roku, Inc. (a)	317,401
Computer and Electronic Product Manufacturing - 13.5%
2,754	Advanced Micro Devices, Inc. (a)	331,113
2,187	Apple, Inc.	327,613
1,338	NVIDIA Corp.	342,086
		1,000,812
Motion Picture and Sound Recording Industries - 4.6%
495	Netflix, Inc. (a)	341,703
Nonstore Retailers - 8.9%
97	Amazon.com, Inc. (a)	327,126
1,702	DoorDash, Inc. (a)	331,550
		658,676
Other Information Services - 4.5%
114	Alphabet, Inc. Class A (a)	337,545
Professional, Scientific, and Technical Services - 18.1%
1,053	Meta Platforms, Inc. (a)	340,719
13,013	Palantir Technologies, Inc. (a)	336,776
6,134	Snap, Inc. (a)	322,526
959	Snowflake, Inc. (a)	339,333
		1,339,354
Publishing Industries (except Internet) - 13.6%
1,187	CrowdStrike Holdings, Inc. (a)	334,497
1,029	Microsoft Corp.	341,237
229	Shopify, Inc. ADR (Canada) (a)	335,881
		1,011,615
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 8.7%
8,180	NIO, Inc. ADR (a)	322,374
946	Sea Ltd. ADR (a)	325,017
		647,391
Shares		Fair Value
Telecommunications - 4.5%
1,206	Zoom Video Communications, Inc. (a)	$331,228
Transportation Equipment Manufacturing - 4.7%
310	Tesla Motors, Inc. (a)	345,340
	TOTAL COMMON STOCKS (Cost $6,231,340)	$6,669,833
SHORT TERM INVESTMENTS - 17.8%
Money Market Funds - 17.8%
1,319,282	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$1,319,282
	TOTAL SHORT TERM INVESTMENTS (Cost $1,319,282)	$1,319,282
	TOTAL INVESTMENTS (Cost $7,550,622) - 107.8% (c)	$7,989,115
	Liabilities in Excess of Other Assets - (7.8)%	(576,557)
	TOTAL NET ASSETS - 100.0%	$7,412,558

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,243,359.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of ICE FANG 20 Index	0.6358% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2022	16,639	$7,943,822	$209,900

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
69

Direxion Daily Travel & Vacation Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 90.6%
Accommodation - 31.8%
2,103	Boyd Gaming Co. (a)	$134,129
2,346	Caesars Entertainment Inc. (a)	256,793
1,189	Choice Hotels International, Inc.	167,197
2,531	Hilton Grand Vacations, Inc. (a)	127,259
3,177	Hilton Worldwide Holdings, Inc. (a)	457,329
10,942	Host Hotels & Resorts, Inc. (a)	184,154
2,372	Huazhu Group Ltd. ADR (a)	109,966
3,171	InterContinental Hotels Group PLC ADR (United Kingdom) (a)	224,729
6,376	Las Vegas Sands Corp. (a)	247,453
4,125	Marriott International, Inc. Class A (a)	660,082
7,148	Melco Crown Entertainment Ltd. ADR (a)	77,413
7,323	MGM Resorts International	345,353
6,281	Park Hotels & Resorts, Inc. (a)	116,387
2,399	Penn National Gaming, Inc. (a)	171,768
8,062	Service Property Trust	86,828
8,535	Sunstone Hotel Investors, Inc. (a)	105,322
2,149	Travel + Leisure Co.	116,777
574	Vail Resorts, Inc.	197,863
2,003	Wyndham Hotels & Resorts, Inc.	169,193
		3,955,995
Administrative and Support Services - 9.1%
264	Booking Holdings, Inc. (a)	639,086
2,941	Live Nation Entertainment, Inc. (a)	297,482
2,293	Six Flags Entertainment Corp. (a)	94,311
3,018	TripAdvisor, Inc. (a)	99,503
		1,130,382
Air Transportation - 16.0%
2,701	Alaska Air Group, Inc. (a)	142,613
529	Allegiant Travel Co. (a)	92,718
11,014	American Airlines Group, Inc. (a)	211,469
9,980	Delta Air Lines, Inc. (a)	390,517
7,534	JetBlue Airways Corp. (a)	105,702
2,415	Ryanair Holdings PLC ADR (Ireland) (a)	274,127
2,116	SKYWEST, Inc. (a)	91,051
7,581	Southwest Airlines Co. (a)	358,430
3,621	Spirit Airlines, Inc. (a)	79,119
5,376	United Continental Holdings, Inc. (a)	248,048
		1,993,794
Amusement, Gambling, and Recreation Industries - 5.9%
3,469	The Walt Disney Co. (a)	586,504
1,715	Wynn Resorts Ltd. (a)	154,007
		740,511
Data Processing, Hosting and Related Services - 4.3%
3,153	Airbnb, Inc. (a)	538,091
Management of Companies and Enterprises - 3.9%
7,082	Norwegian Cruise Line Holdings Ltd. ADR (a)	182,149
10,434	Trip.com Group Ltd. ADR (China) (a)	297,995
		480,144
Shares		Fair Value
Other Information Services - 0.8.%
9,228	Sabre Corp. (a)	$95,787
Performing Arts, Spectator Sports, and Related Industries - 1.4%
775	Churchill Downs, Inc.	178,250
Real Estate - 9.5%
7,714	Apple Hospitality REIT, Inc.	121,187
3,993	Gaming & Leisure Properties, Inc.	193,621
935	Marriott Vacations Worldwide Corp.	147,001
3,844	MGM Growth Properties LLC	151,377
4,792	Pebblebrook Hotel Trust	107,628
6,596	RLJ Lodging Trust	95,114
1,664	Ryman Hospitality Properties, Inc. (a)	142,338
7,783	VICI Properties, Inc.	228,431
		1,186,697
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.8%
4,988	Virgin Galactic Holdings, Inc. (a)(b)	93,525
Support Activities for Transportation - 2.5%
1,864	Expedia, Inc. (a)	306,461
Water Transportation - 4.6%
13,062	Carnival Corp. ADR (a)	289,454
3,416	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	288,413
		577,867
	TOTAL COMMON STOCKS (Cost $11,752,198)	$11,277,504
SHORT TERM INVESTMENTS - 10.3%
Money Market Funds - 10.3%
739,014	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$739,014
423,722	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	423,722
120,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	120,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,282,736)	$1,282,736
	TOTAL INVESTMENTS (Cost $13,034,934) - 100.9% (e)	$12,560,240
	Liabilities in Excess of Other Assets - (0.9)%	(113,445)
	TOTAL NET ASSETS - 100.0%	$12,446,795

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
70

Direxion Daily Travel & Vacation Bull 2X Shares

Schedule of Investments, continued

October 31, 2021

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,662,816.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of BlueStar® Travel and Vacation Index	0.5893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	3,373	$551,129	$(13,554)
Total return of BlueStar® Travel and Vacation Index	0.5858% representing 1 month LIBOR rate + spread	Citibank N.A.	10/31/2022	82,092	13,088,903	(2,617)
					$13,640,032	$(16,171)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
71

Direxion Daily US Infrastructure Bull 2X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 80.7%
Administrative and Support Services - 1.0%
614	Mastec, Inc. (a)	$54,726
Air Transportation - 1.3%
914	Atlas Air Worldwide Holdings, Inc. (a)	74,144
Computer and Electronic Product Manufacturing - 0.8%
550	Itron, Inc. (a)	42,773
Construction of Buildings - 1.6%
584	Dycom Industries, Inc. (a)	46,381
3,178	Tutor Perini Corp. (a)	43,285
		89,666
Couriers and Messengers - 0.8%
1,863	Air Transport Services Group, Inc. (a)	46,370
Electrical Equipment, Appliance, and Component Manufacturing - 2.4%
1,915	American Superconductor Corp. (a)	35,198
995	AZZ, Inc.	52,864
1,652	Powell Industries, Inc.	42,721
		130,783
Fabricated Metal Product Manufacturing - 1.0%
245	Valmont Industries, Inc.	58,545
Heavy and Civil Engineering Construction - 6.5%
1,666	Construction Partners, Inc. (a)	59,326
1,599	Granite Construction, Inc.	59,355
3,474	Great Lakes Dredge & Dock Corp. (a)	52,874
851	MYR Group, Inc. (a)	86,930
1,627	Primoris Services Corp.	43,848
2,313	Sterling Construction Co., Inc. (a)	55,604
		357,937
Machinery Manufacturing - 1.4%
849	Arcosa, Inc.	43,919
4,429	TechnipFMC PLC (United Kingdom) (a)	32,641
		76,560
Professional, Scientific, and Technical Services - 7.4%
945	AECOM (a)	64,610
2,739	Fluor Corp. (a)	53,246
2,457	Infrastructure and Energy Alternatives, Inc. (a)	27,199
469	Jacobs Engineering Group, Inc.	65,857
542	NV5 Global, Inc. (a)	56,438
1,331	Stantec, Inc. (Canada)	73,604
389	Tetra Tech, Inc.	68,332
		409,286
Rail Transportation - 6.6%
468	Canadian National Railway Co. (Canada)	62,202
704	Canadian Pacific Railway Ltd. (Canada)	54,490
1,656	CSX Corp.	59,897
234	Kansas City Southern Railway Co.	72,598
200	Norfolk Southern Corp.	58,610
240	Union Pacific Corp.	57,936
		365,733
Shares		Fair Value
Real Estate - 2.0%
208	American Tower Corp.	$58,650
297	Crown Castle International Corp.	53,549
		112,199
Rental and Leasing Services - 2.8%
3,996	Global Ship Lease, Inc. ADR	93,027
757	Ryder System, Inc.	64,307
		157,334
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.0%
908	Brookfield Infrastructure Partners L.P.	53,418
3,699	Verra Mobility Corp.(a)	55,041
		108,459
Specialty Trade Contractors - 2.2%
4,016	Matrix Service Co. (a)	41,084
672	Quanta Services, Inc.	81,500
		122,584
Support Activities for Transportation - 8.0%
9,002	Daseke, Inc. (a)	85,069
1,798	Echo Global Logistics, Inc. (a)	86,717
660	Forward Air Corp.	66,370
900	Hub Group, Inc. (a)	70,713
352	J.B. Hunt Transport Services, Inc.	69,411
792	Matson, Inc.	65,958
		444,238
Telecommunications - 1.9%
1,095	Argan, Inc.	45,180
176	SBA Communications Corp.	60,778
		105,958
Transportation Equipment Manufacturing - 4.1%
7,375	Embraer SA (Brazil) (a)	114,534
1,309	The Greenbrier Companies, Inc.	53,695
638	Wabtec Corp.	57,886
		226,115
Truck Transportation - 12.8%
1,022	ArcBest Corp.	91,827
2,523	Heartland Express, Inc.	41,201
1,184	Knight-Swift Transportation Holdings, Inc. Class A	67,121
2,987	Marten Transport Ltd.	49,674
244	Old Dominion Freight Line, Inc.	83,289
268	Saia, Inc. (a)	83,787
2,255	Schneider National, Inc.	56,240
712	TFI International, Inc. (Canada)	78,911
7,015	US Xpress Enterprises, Inc. (a)	53,103
2,233	Universal Logistics Holdings, Inc.	47,072
1,207	Werner Enterprises, Inc.	54,701
		706,926
Utilities - 7.2%
2,819	Algonquin Power & Utilities Corp. (Canada)	40,678
585	American Electric Power Co., Inc.	49,555
801	Black Hills Corp.	53,170

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
72

Direxion Daily US Infrastructure Bull 2X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Utilities (continued)
1,801	MDU Resources Group, Inc.	$55,345
2,138	NiSource, Inc.	52,744
1,143	NRG Energy, Inc.	45,594
790	Southwest Gas Holdings, Inc.	54,708
740	Xcel Energy, Inc.	47,797
		399,591
Water Transportation - 6.9%
4,213	Atlas Corp. (Canada)	58,982
5,919	Costamare, Inc. ADR	79,374
1,791	Danaos Corp. (Cyprus)	133,609
933	Kirby Corp. (a)	48,898
7,492	SFL Corp. Ltd. ADR	59,262
		380,125
	TOTAL COMMON STOCKS (Cost $4,241,276)	$4,470,052
SHORT TERM INVESTMENTS - 19.8%
Money Market Funds - 19.8%
1,094,541	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$1,094,541
	TOTAL SHORT TERM INVESTMENTS (Cost $1,094,541)	$1,094,541
	TOTAL INVESTMENTS (Cost $5,335,817) - 100.5% (c)	$5,564,593
	Liabilities in Excess of Other Assets - (0.5)%	(26,445)
	TOTAL NET ASSETS - 100.0%	$5,538,148
Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,729,722.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx US Infrastructure Index	0.5893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/14/2021	152	$364,311	$(3,166)
Total return of Indxx US Infrastructure Index	0.6858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/17/2021	2,629	5,948,922	299,244
					$6,313,233	$296,078

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
73

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$136,696,653	$134,847,535	$118,288,403	$350,440,637
Dividend and interest receivable	3,360	2,645	8,396	2,243
Due from broker for swap contracts	311	—	335	—
Unrealized appreciation on swap contracts	13,634	—	7,205,485	—
Prepaid expenses and other assets	37,449	29,499	39,573	26,514
Total Assets	136,751,407	134,879,679	125,542,192	350,469,394
Liabilities:
Payable for Fund shares redeemed	—	—	—	357,306
Unrealized depreciation on swap contracts	5,221,164	9,390,270	34,946	34,285,915
Due to Adviser, net (Note 6)	70,421	35,483	76,549	212,406
Due to broker for swap contracts	—	1,754,143	7,438,956	1,098,944
Accrued expenses and other liabilities	65,326	30,504	72,898	81,487
Total Liabilities	5,356,911	11,210,400	7,623,349	36,036,058
Net Assets	$131,394,496	$123,669,279	$117,918,843	$314,433,336
Net Assets Consist of:
Capital stock	$166,213,872	$231,966,493	$113,084,674	$484,075,475
Total distributable earnings (loss)	(34,819,376)	(108,297,214)	4,834,169	(169,642,139)
Net Assets	$131,394,496	$123,669,279	$117,918,843	$314,433,336
Calculation of Net Asset Value Per Share:
Net assets	$131,394,496	$123,669,279	$117,918,843	$314,433,336
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	7,850,000	8,449,983	3,000,000	16,200,001
Net assets value, redemption price and offering price per share	$16.74	$14.64	$39.31	$19.41
Cost of Investments	$136,696,653	$134,847,535	$120,894,810	$352,979,365

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
74

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Latin America Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$71,138,661	$19,498,588	$272,197,426	$90,076,103
Receivable for Fund shares sold	2,237	—	58,779	—
Receivable for investments sold	—	—	—	3,918,460
Dividend and interest receivable	90	638	33,551	1,713
Due from broker for swap contracts	319,967	—	168	—
Unrealized appreciation on swap contracts	3,329,360	—	—	21,062,783
Prepaid expenses and other assets	3,242	8,184	12,945	14,291
Total Assets	74,793,557	19,507,410	272,302,869	115,073,350
Liabilities:
Collateral for securities loaned (Note 2)	—	2,248,564	54,087,235	—
Payable for Fund shares redeemed	11,185,996	—	—	—
Payable for investments purchased	690,193	—	—	—
Unrealized depreciation on swap contracts	—	3,810,715	29,990,083	29,463
Due to Adviser, net (Note 6)	22,070	8,292	158,243	65,580
Due to broker for swap contracts	3,220,000	65,342	2,474,916	22,060,000
Accrued expenses and other liabilities	27,583	21,316	100,470	72,688
Total Liabilities	15,145,842	6,154,229	86,810,947	22,227,731
Net Assets	$59,647,715	$13,353,181	$185,491,922	$92,845,619
Net Assets Consist of:
Capital stock	$43,427,676	$67,410,113	$726,819,097	$72,601,343
Total distributable earnings (loss)	16,220,039	(54,056,932)	(541,327,175)	20,244,276
Net Assets	$59,647,715	$13,353,181	$185,491,922	$92,845,619
Calculation of Net Asset Value Per Share:
Net assets	$59,647,715	$13,353,181	$185,491,922	$92,845,619
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	533,236	240,721	2,758,631	1,499,686
Net assets value, redemption price and offering price per share	$111.86	$55.47	$67.24	$61.91
Cost of Investments	$59,068,418	$20,484,922	$301,643,751	$88,375,197

*  Securities loaned with values of $–, $2,099,472, $60,650,443 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
75

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Russia Bull 2X Shares	Direxion Daily 5G Communications Bull 2X Shares	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Cloud Computing Bear 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$76,124,538	$5,040,772	$27,104,145	$14,136,454
Receivable for investments sold	—	—	15,266	—
Due from Adviser, net (Note 6)	—	4,905	—	—
Dividend and interest receivable	1,032	3,926	255	223
Due from broker for swap contracts	90,957	185	129,799	26
Foreign tax reclaims	—	—	1,733	—
Unrealized appreciation on swap contracts	16,938,620	64,993	2,637,218	—
Prepaid expenses and other assets	13,144	2,679	25,178	16,939
Total Assets	93,168,291	5,117,460	29,913,594	14,153,642
Liabilities:
Collateral for securities loaned (Note 2)	—	—	44,273	—
Payable for Fund shares redeemed	—	—	7,020	—
Unrealized depreciation on swap contracts	276,339	—	—	1,752,396
Due to Adviser, net (Note 6)	47,971	—	16,910	725
Due to broker for swap contracts	19,322,559	—	2,515,368	53,707
Accrued expenses and other liabilities	27,027	8,165	28,884	31,541
Total Liabilities	19,673,896	8,165	2,612,455	1,838,369
Net Assets	$73,494,395	$5,109,295	$27,301,139	$12,315,273
Net Assets Consist of:
Capital stock	$108,519,494	$4,998,920	$22,135,719	$19,947,581
Total distributable earnings (loss)	(35,025,099)	110,375	5,165,420	(7,632,308)
Net Assets	$73,494,395	$5,109,295	$27,301,139	$12,315,273
Calculation of Net Asset Value Per Share:
Net assets	$73,494,395	$5,109,295	$27,301,139	$12,315,273
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,068,002	200,001	850,001	800,001
Net assets value, redemption price and offering price per share	$35.54	$25.55	$32.12	$15.39
Cost of Investments	$73,376,582	$4,968,494	$25,068,722	$14,136,454

*  Securities loaned with values of $–, $28,066, $105,284 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
76

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Global Clean Energy Bull 2X Shares ETF	Direxion Daily Gold Miners Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$606,612,109	$47,423,432	$7,517,741	$858,122,727
Receivable for Fund shares sold	475	549,691	—	—
Due from Adviser, net (Note 6)	—	—	7,630	—
Dividend and interest receivable	505,677	942	28	8,681
Due from broker for swap contracts	87,623	—	2,338	1
Unrealized appreciation on swap contracts	128,311,888	—	952,502	2,303,850
Prepaid expenses and other assets	7,755	14,390	—	25,929
Total Assets	735,525,527	47,988,455	8,480,239	860,461,188
Liabilities:
Payable for Fund shares redeemed	1,603,127	—	—	—
Unrealized depreciation on swap contracts	—	8,694,079	—	100,272,216
Due to Adviser, net (Note 6)	392,408	21,782	—	520,561
Due to broker for swap contracts	133,531,034	131,727	940,006	8,354,032
Accrued expenses and other liabilities	243,897	35,594	11,117	450,300
Total Liabilities	135,770,466	8,883,182	951,123	109,597,109
Net Assets	$599,755,061	$39,105,273	$7,529,116	$750,864,079
Net Assets Consist of:
Capital stock	$797,677,745	$199,098,362	$6,063,144	$2,701,570,651
Total distributable earnings (loss)	(197,922,684)	(159,993,089)	1,465,972	(1,950,706,572)
Net Assets	$599,755,061	$39,105,273	$7,529,116	$750,864,079
Calculation of Net Asset Value Per Share:
Net assets	$599,755,061	$39,105,273	$7,529,116	$750,864,079
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	18,963,531	3,557,061	250,001	15,301,908
Net assets value, redemption price and offering price per share	$31.63	$10.99	$30.12	$49.07
Cost of Investments	$534,323,496	$47,423,432	$6,913,658	$900,384,053

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
77

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$72,291,715	$635,977,422	$86,149,644	$55,392,433
Receivable for Fund shares sold	2,781	—	495	2,988
Dividend and interest receivable	1,619	12,199	1,771	584
Due from broker for swap contracts	164,104	—	3,654	103,320
Unrealized appreciation on swap contracts	9,723,460	5,165,227	6,493,809	8,829,205
Prepaid expenses and other assets	23,212	15,115	15,185	13,415
Total Assets	82,206,891	641,169,963	92,664,558	64,341,945
Liabilities:
Collateral for securities loaned (Note 2)	—	38,260,951	—	—
Payable for Fund shares redeemed	9,270,561	—	3,214,188	9,960,974
Unrealized depreciation on swap contracts	1,135,540	67,280,857	8,010,592	73,573
Due to Adviser, net (Note 6)	44,256	342,821	45,320	29,569
Due to broker for swap contracts	7,629,122	19,327,806	5,690,000	8,241,209
Accrued expenses and other liabilities	51,365	147,651	29,658	33,639
Total Liabilities	18,130,844	125,360,086	16,989,758	18,338,964
Net Assets	$64,076,047	$515,809,877	$75,674,800	$46,002,981
Net Assets Consist of:
Capital stock	$713,816,557	$2,056,961,966	$326,676,947	$35,300,139
Total distributable earnings (loss)	(649,740,510)	(1,541,152,089)	(251,002,147)	10,702,842
Net Assets	$64,076,047	$515,809,877	$75,674,800	$46,002,981
Calculation of Net Asset Value Per Share:
Net assets	$64,076,047	$515,809,877	$75,674,800	$46,002,981
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,110,171	7,693,351	6,882,449	923,646
Net assets value, redemption price and offering price per share	$20.60	$67.05	$11.00	$49.81
Cost of Investments	$72,291,715	$642,527,434	$86,149,644	$50,570,096

*  Securities loaned with values of $–, $36,385,743, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
78

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Select Large Caps & FANGs Bull 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$906,466,164	$132,958,423	$7,989,115	$12,560,240
Receivable for Fund shares sold	—	242,881	—	—
Receivable for investments sold	—	—	741,016	—
Due from Adviser, net (Note 6)	—	—	10,984	—
Dividend and interest receivable	87,473	1,846	36	132
Due from broker for swap contracts	948,352	40,000	18,183	180,711
Unrealized appreciation on swap contracts	482,313,780	—	209,900	—
Prepaid expenses and other assets	9,987	17,796	—	3,832
Total Assets	1,389,825,756	133,260,946	8,969,234	12,744,915
Liabilities:
Collateral for securities loaned (Note 2)	4,597,525	—	—	26,776
Payable for Fund shares redeemed	—	958,238	—	—
Payable for investments purchased	—	—	1,403,320	—
Unrealized depreciation on swap contracts	—	38,699,070	—	16,171
Due to Adviser, net (Note 6)	590,746	57,160	—	1,217
Due to broker for swap contracts	492,991,100	18,546	140,180	244,961
Accrued expenses and other liabilities	356,323	38,191	13,176	8,995
Total Liabilities	498,535,694	39,771,205	1,556,676	298,120
Net Assets	$891,290,062	$93,489,741	$7,412,558	$12,446,795
Net Assets Consist of:
Capital stock	$737,099,131	$245,343,359	$6,355,681	$13,848,089
Total distributable earnings (loss)	154,190,931	(151,853,618)	1,056,877	(1,401,294)
Net Assets	$891,290,062	$93,489,741	$7,412,558	$12,446,795
Calculation of Net Asset Value Per Share:
Net assets	$891,290,062	$93,489,741	$7,412,558	$12,446,795
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,078,422	19,246,196	250,001	600,001
Net assets value, redemption price and offering price per share	$110.33	$4.86	$29.65	$20.74
Cost of Investments	$886,207,654	$132,958,423	$7,550,622	$13,034,934

*  Securities loaned with values of $7,234,571, $–, $– and $64,294, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
79

Statements of Assets and Liabilities

October 31, 2021

Direxion Daily US Infrastructure Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$5,564,593
Due from Adviser, net (Note 6)	9,748
Dividend and interest receivable	2,352
Due from broker for swap contracts	472
Unrealized appreciation on swap contracts	299,244
Total Assets	5,876,409
Liabilities:
Unrealized depreciation on swap contracts	3,166
Due to broker for swap contracts	320,000
Accrued expenses and other liabilities	15,095
Total Liabilities	338,261
Net Assets	$5,538,148
Net Assets Consist of:
Capital stock	$4,999,893
Total distributable earnings	538,255
Net Assets	$5,538,148
Calculation of Net Asset Value Per Share:
Net assets	$5,538,148
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001
Net assets value, redemption price and offering price per share	$27.69
Cost of Investments	$5,335,817

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
80

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Investment Income:
Dividend income	$—	$—	$207,238	$80,284
Interest income	47,757	32,547	25,291	13,764
Securities lending income	—	—	422,894	161,404
Total investment income	47,757	32,547	655,423	255,452
Expenses:
Investment advisory fees (Note 6)	1,067,945	442,853	1,030,132	1,013,143
Fund servicing fees	67,565	48,384	52,337	51,081
Licensing fees	53,395	63,263	41,203	40,527
Management service fees (Note 6)	44,139	31,370	34,045	33,312
Professional fees	22,482	18,827	19,604	19,081
Reports to shareholders	19,465	13,830	15,016	14,718
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,404	5,404	5,404	5,404
Trustees' fees and expenses	3,484	2,470	2,685	2,595
Insurance fees	3,161	2,251	2,441	2,437
Interest expense	2,445	—	12,704	2,040
Other	3,337	4,552	1,802	1,776
Total Expenses	1,298,823	639,205	1,223,374	1,192,115
Recoupment of expenses to Adviser (Note 6)	6,129	—	5,454	6,137
Less: Reimbursement of expenses from Adviser (Note 6)	—	(69,822)	—	(450)
Net Expenses	1,304,952	569,383	1,228,828	1,197,802
Net investment loss	(1,257,195)	(536,836)	(573,405)	(942,350)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	—	(1,265,505)	(43,432,501)
In-kind redemptions	—	—	3,905,383	4,033,573
Swap contracts	(6,236,161)	(43,191,685)	43,455,209	(44,271,228)
Net realized gain (loss)	(6,236,161)	(43,191,685)	46,095,087	(83,670,156)
Change in net unrealized depreciation on:
Investment securities	—	—	(2,548,602)	(4,551,586)
Swap contracts	(3,411,971)	(6,973,039)	(20,824,147)	(56,087,964)
Change in net unrealized depreciation	(3,411,971)	(6,973,039)	(23,372,749)	(60,639,550)
Net realized and unrealized gain (loss)	(9,648,132)	(50,164,724)	22,722,338	(144,309,706)
Net increase (decrease) in net assets resulting from operations	$(10,905,327)	$(50,701,560)	$22,148,933	$(145,252,056)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
81

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Latin America Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Investment Income:
Dividend income	$439,432	$279,562	$2,883,082	$64,937
Interest income	265	4,335	25,706	17,189
Securities lending income	127	2,627	160,864	2,392
Total investment income	439,824	286,524	3,069,652	84,518
Expenses:
Investment advisory fees (Note 6)	152,071	181,845	1,574,845	783,230
Licensing fees	18,248	24,246	—	—
Fund servicing fees	12,279	10,107	79,532	40,031
Professional fees	12,072	11,707	24,667	17,295
Management service fees (Note 6)	7,518	6,016	52,059	25,868
Pricing fees	6,001	6,001	6,000	6,000
Exchange listing fees	5,404	5,404	5,404	5,404
Reports to shareholders	3,317	2,652	22,952	11,416
Interest expense	779	1,389	9,432	15,617
Trustees' fees and expenses	587	475	4,101	2,041
Insurance fees	544	447	3,733	1,858
Other	415	701	132,071	43,142
Total Expenses	219,235	250,990	1,914,796	951,902
Recoupment of expenses to Adviser (Note 6)	—	—	9,051	8,911
Less: Reimbursement of expenses from Adviser (Note 6)	(35,971)	(19,264)	—	—
Net Expenses	183,264	231,726	1,923,847	960,813
Net investment income (loss)	256,560	54,798	1,145,805	(876,295)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	21,683	—	(7,331,530)	111,700
In-kind redemptions	—	4,921,063	40,008,636	11,950,531
Swap contracts	8,139,578	12,260,230	69,966,142	69,116,801
Net realized gain	8,161,261	17,181,293	102,643,248	81,179,032
Change in net unrealized appreciation (depreciation) on:
Investment securities	9,097,917	(1,217,479)	(25,868,992)	1,792,970
Swap contracts	1,798,162	(3,969,672)	(34,567,728)	(11,759,155)
Change in net unrealized appreciation (depreciation)	10,896,079	(5,187,151)	(60,436,720)	(9,966,185)
Net realized and unrealized gain	19,057,340	11,994,142	42,206,528	71,212,847
Net increase in net assets resulting from operations	$19,313,900	$12,048,940	$43,352,333	$70,336,552

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
82

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Russia Bull 2X Shares	Direxion Daily 5G Communications Bull 2X Shares	Direxion Daily Cloud Computing Bull 2X Shares[1]	Direxion Daily Cloud Computing Bear 2X Shares[1]
Investment Income:
Dividend income (net of foreign withholding tax of $—, $961, $2,487 and $—, respectively)	$1,131,498	$23,912	$24,856	$—
Interest income	8,319	57	1,308	2,373
Securities lending income	—	19	1,189	—
Total investment income	1,139,817	23,988	27,353	2,373
Expenses:
Investment advisory fees (Note 6)	492,505	14,995	159,152	102,210
Fund servicing fees	25,528	1,719	8,845	6,025
Management service fees (Note 6)	16,264	496	5,241	3,386
Professional fees	14,563	10,135	11,464	10,952
Interest expense	9,376	—	693	113
Reports to shareholders	7,174	199	2,317	1,490
Pricing fees	6,001	2,367	4,883	4,883
Exchange listing fees	5,404	2,145	4,426	4,426
Licensing fees	5,000	1,973	19,529	19,528
Trustees' fees and expenses	1,279	38	412	266
Insurance fees	1,170	33	361	234
Offering fees	—	1,105	2,483	6,949
Other	1,214	26	279	179
Total Expenses	585,478	35,231	220,085	160,641
Less: Reimbursement of expenses from Adviser (Note 6)	—	(16,237)	(17,799)	(31,061)
Net Expenses	585,478	18,994	202,286	129,580
Net investment income (loss)	554,339	4,994	(174,933)	(127,207)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(19,237)	(408,574)	—
In-kind redemptions	8,848,523	—	1,368,563	—
Swap contracts	30,982,703	(8,918)	1,558,038	(5,879,912)
Net realized gain (loss)	39,831,226	(28,155)	2,518,027	(5,879,912)
Change in net unrealized appreciation (depreciation) on:
Investment securities	5,135,000	72,278	2,035,423	—
Swap contracts	15,627,339	64,993	2,637,218	(1,752,396)
Change in net unrealized appreciation (depreciation)	20,762,339	137,271	4,672,641	(1,752,396)
Net realized and unrealized gain (loss)	60,593,565	109,116	7,190,668	(7,632,308)
Net increase (decrease) in net assets resulting from operations	$61,147,904	$114,110	$7,015,735	$(7,759,515)

1  Represents the period from January 8, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
83

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Global Clean Energy Bull 2X Shares ETF[1]	Direxion Daily Gold Miners Index Bull 2X Shares
Investment Income:
Dividend income	$18,216,098	$—	$—	$3,439,413
Interest income	46,401	6,651	54	95,581
Securities lending income	—	—	—	300
Total investment income	18,262,499	6,651	54	3,535,294
Expenses:
Investment advisory fees (Note 6)	4,201,529	225,893	10,377	7,170,407
Licensing fees	448,163	24,095	6,507	191,074
Fund servicing fees	209,870	12,272	1,493	358,825
Management service fees (Note 6)	138,738	7,462	343	237,063
Reports to shareholders	61,215	3,290	135	104,531
Professional fees	48,958	12,090	10,088	76,867
Interest expense	43,501	583	—	44,242
Trustees' fees and expenses	10,924	586	26	18,696
Insurance fees	9,974	552	24	16,993
Exchange listing fees	6,913	5,404	1,415	5,723
Pricing fees	6,001	6,001	1,562	6,001
Offering fees	—	—	867	—
Other	13,374	395	18	12,539
Total Expenses	5,199,160	298,623	32,855	8,242,961
Recoupment of expenses to Adviser (Note 6)	95,036	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(1,215)	(11,909)	(19,710)	(7,397)
Net Expenses	5,292,981	286,714	13,145	8,235,564
Net investment income (loss)	12,969,518	(280,063)	(13,091)	(4,700,270)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(7,532,541)	—	(42,612)	(124,929,861)
In-kind redemptions	93,545,458	—	—	55,174,157
Swap contracts	222,640,569	(38,073,006)	(38,814)	78,375,644
Net realized gain (loss)	308,653,486	(38,073,006)	(81,426)	8,619,940
Change in net unrealized appreciation (depreciation) on:
Investment securities	119,182,914	—	604,083	10,363,127
Swap contracts	178,856,484	(16,329,694)	952,502	(318,026,227)
Change in net unrealized appreciation (depreciation)	298,039,398	(16,329,694)	1,556,585	(307,663,100)
Net realized and unrealized gain (loss)	606,692,884	(54,402,700)	1,475,159	(299,043,160)
Net increase (decrease) in net assets resulting from operations	$619,662,402	$(54,682,763)	$1,462,068	$(303,743,430)

1  Represents the period from July 29, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
84

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Investment Income:
Dividend income	$—	$4,759,448	$—	$33,743
Interest income	16,933	82,234	16,215	5,594
Securities lending income	—	7,823	—	37
Total investment income	16,933	4,849,505	16,215	39,374
Expenses:
Investment advisory fees (Note 6)	688,345	4,759,975	584,512	376,026
Fund servicing fees	35,319	238,553	28,948	19,775
Management service fees (Note 6)	22,739	157,377	19,312	12,425
Licensing fees	18,219	2,500	2,500	30,083
Professional fees	16,434	54,367	15,440	13,504
Reports to shareholders	10,036	69,387	8,519	5,481
Exchange listing fees	6,403	5,404	5,404	5,404
Pricing fees	6,001	6,001	6,001	6,000
Interest expense	4,434	65,381	2,560	2,706
Trustees' fees and expenses	1,796	12,407	1,522	980
Insurance fees	1,632	11,278	1,386	891
Other	1,204	12,016	1,022	658
Total Expenses	812,562	5,394,646	677,126	473,933
Recoupment of expenses to Adviser (Note 6)	655	—	—	5,321
Less: Reimbursement of expenses from Adviser (Note 6)	(9,698)	—	—	(248)
Net Expenses	803,519	5,394,646	677,126	479,006
Net investment loss	(786,586)	(545,141)	(660,911)	(439,632)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(84,879,976)	—	(512,139)
In-kind redemptions	—	36,403,311	—	6,396,838
Swap contracts	8,499,717	(959,897)	7,764,779	25,087,885
Net realized gain (loss)	8,499,717	(49,436,562)	7,764,779	30,972,584
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	20,595,244	—	1,261,494
Swap contracts	17,699,304	(242,177,306)	16,618,639	(4,804,239)
Change in net unrealized appreciation (depreciation)	17,699,304	(221,582,062)	16,618,639	(3,542,745)
Net realized and unrealized gain (loss)	26,199,021	(271,018,624)	24,383,418	27,429,839
Net increase (decrease) in net assets resulting from operations	$25,412,435	$(271,563,765)	$23,722,507	$26,990,207

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
85

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Select Large Caps & FANGs Bull 2X Shares[2]	Direxion Daily Travel & Vacation Bull 2X Shares[1]
Investment Income:
Dividend income	$4,920,540	$—	$—	$23,437
Interest income	121,379	13,194	39	118
Securities lending income	63,421	—	—	73
Total investment income	5,105,340	13,194	39	23,628
Expenses:
Investment advisory fees (Note 6)	5,455,577	468,989	4,116	29,906
Licensing fees	581,928	50,025	877	2,434
Fund servicing fees	271,904	24,350	1,190	2,432
Management service fees (Note 6)	179,997	15,488	136	988
Interest expense	107,349	1,094	—	8
Reports to shareholders	79,460	6,827	52	434
Professional fees	60,441	14,319	10,028	10,265
Trustees' fees and expenses	14,163	1,209	9	76
Insurance fees	12,977	1,117	10	67
Pricing fees	6,001	6,001	526	2,367
Exchange listing fees	5,404	5,404	477	2,145
Offering fees	—	—	3,000	1,105
Other	18,212	821	7	53
Total Expenses	6,793,413	595,644	20,428	52,280
Recoupment of expenses to Adviser (Note 6)	151,951	2,028	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(2,261)	(2,524)	(15,215)	(14,391)
Net Expenses	6,943,103	595,148	5,213	37,889
Net investment loss	(1,837,763)	(581,954)	(5,174)	(14,261)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(21,999,640)	—	13,333	(194,132)
In-kind redemptions	119,114,520	—	—	123,576
Swap contracts	304,064,919	(86,858,681)	398,999	(737,721)
Net realized gain (loss)	401,179,799	(86,858,681)	412,332	(808,277)
Change in net unrealized appreciation (depreciation) on:
Investment securities	48,097,623	—	438,493	(474,694)
Swap contracts	633,573,808	(55,088,450)	209,900	(16,171)
Change in net unrealized appreciation (depreciation)	681,671,431	(55,088,450)	648,393	(490,865)
Net realized and unrealized gain (loss)	1,082,851,230	(141,947,131)	1,060,725	(1,299,142)
Net increase (decrease) in net assets resulting from operations	$1,081,013,467	$(142,529,085)	$1,055,551	$(1,313,403)

1  Represents the period from June 10, 2021 (commencement of operations) to October 31, 2021.

2  Represents the period from September 30, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
86

Statements of Operations

For the Year Ended October 31, 2021

Direxion Daily US Infrastructure Bull 2X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $112)	$4,330
Interest income	27
Total investment income	4,357
Expenses:
Professional fees	10,032
Investment advisory fees (Note 6)	4,242
Licensing fees	2,564
Fund servicing fees	1,198
Pricing fees	641
Exchange listing fees	581
Management service fees (Note 6)	140
Offering fees	132
Reports to shareholders	54
Insurance fees	11
Trustees' fees and expenses	10
Other	8
Total Expenses	19,613
Less: Reimbursement of expenses from Adviser (Note 6)	(14,240)
Net Expenses	5,373
Net investment loss	(1,016)
Net realized and unrealized gain on investments:
Net realized gain on:
Swap contracts	14,285
Net realized gain	14,285
Change in net unrealized appreciation on:
Investment securities	228,776
Swap contracts	296,078
Change in net unrealized appreciation	524,854
Net realized and unrealized gain	539,139
Net increase in net assets resulting from operations	$538,123

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
87

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bear 1X Shares		Direxion Daily S&P 500® Bear 1X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment loss	$(1,257,195)	$(27,574)	$(536,836)	$(259,288)
Net realized loss	(6,236,161)	(3,055,894)	(43,191,685)	(42,822,665)
Change in net unrealized depreciation	(3,411,971)	(1,690,515)	(6,973,039)	(1,658,148)
Net (decrease) in net assets resulting from operations	(10,905,327)	(4,773,983)	(50,701,560)	(44,740,101)
Distributions to shareholders:
Net distributions to shareholders	—	(50,677)	—	(74,214)
Return of capital	—	(44,290)	—	(50,440)
Total distributions	—	(94,967)	—	(124,654)
Capital share transactions:
Proceeds from shares sold	264,056,763	104,166,411	59,430,595	226,514,013
Cost of shares redeemed	(216,017,390)	(25,716,433)	(60,630,303)	(25,603,766)
Transaction fees (Note 4)	59,679	4,566	—	—
Net increase (decrease) in net assets resulting from capital transactions	48,099,052	78,454,544	(1,199,708)	200,910,247
Total increase (decrease) in net assets	37,193,725	73,585,594	(51,901,268)	156,045,492
Net assets:
Beginning of year	94,200,771	20,615,177	175,570,547	19,525,055
End of year	$131,394,496	$94,200,771	$123,669,279	$175,570,547
Changes in shares outstanding
Shares outstanding, beginning of year	4,650,000	700,000	8,249,983	749,983
Shares sold	15,600,000	4,850,000	3,650,000	8,600,000
Shares repurchased	(12,400,000)	(900,000)	(3,450,000)	(1,100,000)
Shares outstanding, end of year	7,850,000	4,650,000	8,449,983	8,249,983

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
88

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares		Direxion Daily CSI China Internet Index Bull 2X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(573,405)	$209,303	$(942,350)	$(51,752)
Net realized gain (loss)	46,095,087	21,740,387	(83,670,156)	18,215,749
Change in net unrealized appreciation (depreciation)	(23,372,749)	22,527,939	(60,639,550)	19,078,776
Net increase (decrease) in net assets resulting from operations	22,148,933	44,477,629	(145,252,056)	37,242,773
Distributions to shareholders:
Net distributions to shareholders	—	(404,988)	—	(126,584)
Return of capital	—	(73,895)	—	(89,169)
Total distributions	—	(478,883)	—	(215,753)
Capital share transactions:
Proceeds from shares sold	87,079,703	63,393,945	442,985,463	34,318,402
Cost of shares redeemed	(87,706,292)	(138,915,873)	(39,912,521)	(67,963,524)
Transaction fees (Note 4)	8,771	14,112	4,773	6,934
Net increase (decrease) in net assets resulting from capital transactions	(617,818)	(75,507,816)	403,077,715	(33,638,188)
Total increase (decrease) in net assets	21,531,115	(31,509,070)	257,825,659	3,388,832
Net assets:
Beginning of year	96,387,728	127,896,798	56,607,677	53,218,845
End of year	$117,918,843	$96,387,728	$314,433,336	$56,607,677
Changes in shares outstanding
Shares outstanding, beginning of year	2,950,000	5,950,000	1,050,001	2,200,001
Shares sold	2,000,000	2,700,000	16,050,000	1,050,000
Shares repurchased	(1,950,000)	(5,700,000)	(900,000)	(2,200,000)
Shares outstanding, end of year	3,000,000	2,950,000	16,200,001	1,050,001
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
89

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 2X Shares		Direxion Daily Latin America Bull 2X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income	$256,560	$200,259	$54,798	$59,104
Net realized gain (loss)	8,161,261	3,008,479	17,181,293	(18,029,114)
Change in net unrealized appreciation (depreciation)	10,896,079	2,299,898	(5,187,151)	(142,770)
Net increase (decrease) in net assets resulting from operations	19,313,900	5,508,636	12,048,940	(18,112,780)
Distributions to shareholders:
Net distributions to shareholders	(1,712,190)	(228,339)	(70,919)	(61,685)
Return of capital	—	—	(48,386)	(76,394)
Total distributions	(1,712,190)	(228,339)	(119,305)	(138,079)
Capital share transactions:
Proceeds from shares sold	92,337,294	9,808,536	4,568,838	39,614,358
Cost of shares redeemed	(67,628,708)	(8,627,454)	(23,358,408)	(9,695,166)
Transaction fees (Note 4)	13,526	1,131	4,672	3,474
Net increase (decrease) in net assets resulting from capital transactions	24,722,112	1,182,213	(18,784,898)	29,922,666
Total increase (decrease) in net assets	42,323,822	6,462,510	(6,855,263)	11,671,807
Net assets:
Beginning of year	17,323,893	10,861,383	20,208,444	8,536,637
End of year	$59,647,715	$17,323,893	$13,353,181	$20,208,444
Changes in shares outstanding
Shares outstanding, beginning of year	283,236	183,236	490,721	20,955
Shares sold	900,000	250,000	50,000	542,500
Shares repurchased	(650,000)	(150,000)	(300,000)	(72,734)
Shares outstanding, end of year	533,236	283,236	240,721	490,721

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
90

Statements of Changes in Net Assets

	Direxion Daily MSCI Brazil Bull 2X Shares		Direxion Daily MSCI India Bull 2X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$1,145,805	$2,459,556	$(876,295)	$(354,284)
Net realized gain (loss)	102,643,248	(573,046,110)	81,179,032	(18,646,115)
Change in net unrealized appreciation (depreciation)	(60,436,720)	(87,960,856)	(9,966,185)	25,165,864
Net increase (decrease) in net assets resulting from operations	43,352,333	(658,547,410)	70,336,552	6,165,465
Distributions to shareholders:
Net distributions to shareholders	(1,145,805)	(2,459,555)	—	(15,893)
Return of capital	(490,797)	(604,582)	—	(778)
Total distributions	(1,636,602)	(3,064,137)	—	(16,671)
Capital share transactions:
Proceeds from shares sold	218,999,576	747,424,198	157,703,223	78,866,820
Cost of shares redeemed	(236,123,149)	(338,213,399)	(219,599,179)	(84,098,374)
Transaction fees (Note 4)	47,224	68,075	58,878	31,039
Net increase (decrease) in net assets resulting from capital transactions	(17,076,349)	409,278,874	(61,837,078)	(5,200,515)
Total increase (decrease) in net assets	24,639,382	(252,332,673)	8,499,474	948,279
Net assets:
Beginning of year	160,852,540	413,185,213	84,346,145	83,397,866
End of year	$185,491,922	$160,852,540	$92,845,619	$84,346,145
Changes in shares outstanding
Shares outstanding, beginning of year	2,608,631	370,107	2,749,686	1,249,686
Shares sold	2,400,000	3,448,571	2,600,000	4,000,000
Shares repurchased	(2,250,000)	(1,210,047)	(3,850,000)	(2,500,000)
Shares outstanding, end of year	2,758,631	2,608,631	1,499,686	2,749,686

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
91

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 2X Shares		Direxion Daily 5G Communications Bull 2X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	For the Period June 10, 2021[1] through October 31, 2021
Operations:
Net investment income	$554,339	$279,034	$4,994
Net realized gain (loss)	39,831,226	(25,915,066)	(28,155)
Change in net unrealized appreciation (depreciation)	20,762,339	(13,615,407)	137,271
Net increase (decrease) in net assets resulting from operations	61,147,904	(39,251,439)	114,110
Distributions to shareholders:
Net distributions to shareholders	(705,374)	(621,437)	(4,840)
Return of capital	(202,389)	(33,321)	—
Total distributions	(907,763)	(654,758)	(4,840)
Capital share transactions:
Proceeds from shares sold	22,370,063	93,161,537	5,000,025
Cost of shares redeemed	(55,141,831)	(83,911,698)	—
Transaction fees (Note 4)	11,028	28,920	—
Net increase (decrease) in net assets resulting from capital transactions	(32,760,740)	9,278,759	5,000,025
Total increase (decrease) in net assets	27,479,401	(30,627,438)	5,109,295
Net assets:
Beginning of year/period	46,014,994	76,642,432	—
End of year/period	$73,494,395	$46,014,994	$5,109,295
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,468,002	1,418,002	—
Shares sold	800,000	5,550,000	200,001
Shares repurchased	(2,200,000)	(3,500,000)	—
Shares outstanding, end of year/period	2,068,002	3,468,002	200,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
92

Statements of Changes in Net Assets

	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Cloud Computing Bear 2X Shares
	For the Period January 8, 2021[1] through October 31, 2021	For the Period January 8, 2021[1] through October 31, 2021
Operations:
Net investment loss	$(174,933)	$(127,207)
Net realized gain (loss)	2,518,027	(5,879,912)
Change in net unrealized appreciation (depreciation)	4,672,641	(1,752,396)
Net increase (decrease) in net assets resulting from operations	7,015,735	(7,759,515)
Distributions to shareholders:
Net distributions to shareholders	—	—
Capital share transactions:
Proceeds from shares sold	30,376,308	23,273,757
Cost of shares redeemed	(10,092,861)	(3,199,803)
Transaction fees (Note 4)	1,957	834
Net increase in net assets resulting from capital transactions	20,285,404	20,074,788
Total increase in net assets	27,301,139	12,315,273
Net assets:
Beginning of period	—	—
End of period	$27,301,139	$12,315,273
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	1,200,001	925,001
Shares repurchased	(350,000)	(125,000)
Shares outstanding, end of period	850,001	800,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
93

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 2X Shares		Direxion Daily Energy Bear 2X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$12,969,518	$8,311,594	$(280,063)	$(98,374)
Net realized gain (loss)	308,653,486	(402,401,370)	(38,073,006)	49,312,193
Change in net unrealized appreciation (depreciation)	298,039,398	(87,996,847)	(16,329,694)	6,174,483
Net increase (decrease) in net assets resulting from operations	619,662,402	(482,086,623)	(54,682,763)	55,388,302
Distributions to shareholders:
Net distributions to shareholders	(13,092,316)	(8,061,166)	—	(54,239)
Return of capital	—	—	—	(30,169)
Total distributions	(13,092,316)	(8,061,166)	—	(84,408)
Capital share transactions:
Proceeds from shares sold	345,538,387	656,982,160	156,689,364	173,582,980
Cost of shares redeemed	(609,987,702)	(194,547,068)	(96,555,883)	(221,448,859)
Transaction fees (Note 4)	136,002	111,843	28,967	524,611
Net increase (decrease) in net assets resulting from capital transactions	(264,313,313)	462,546,935	60,162,448	(47,341,268)
Total increase (decrease) in net assets	342,256,773	(27,600,854)	5,479,685	7,962,626
Net assets:
Beginning of year	257,498,288	285,099,142	33,625,588	25,662,962
End of year	$599,755,061	$257,498,288	$39,105,273	$33,625,588
Changes in shares outstanding
Shares outstanding, beginning of year	30,463,531	1,985,002	457,061	507,061
Shares sold	18,350,000	37,895,000	7,700,000	2,500,000
Shares repurchased	(29,850,000)	(9,416,471)	(4,600,000)	(2,550,000)
Shares outstanding, end of year	18,963,531	30,463,531	3,557,061	457,061

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
94

Statements of Changes in Net Assets

	Direxion Daily Global Clean Energy Bull 2X Shares ETF	Direxion Daily Gold Miners Index Bull 2X Shares
	For the Period July 29, 2021[1] through October 31, 2021	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment loss	$(13,091)	$(4,700,270)	$(2,714,380)
Net realized gain (loss)	(81,426)	8,619,940	(78,677,497)
Change in net unrealized appreciation (depreciation)	1,556,585	(307,663,100)	(242,181,498)
Net increase (decrease) in net assets resulting from operations	1,462,068	(303,743,430)	(323,573,375)
Distributions to shareholders:
Net distributions to shareholders	—	—	(3,749,143)
Return of capital	—	—	(3,384,907)
Total distributions	—	—	(7,134,050)
Capital share transactions:
Proceeds from shares sold	6,067,048	1,270,883,667	1,944,792,718
Cost of shares redeemed	—	(1,248,537,836)	(2,125,276,430)
Transaction fees (Note 4)	—	255,404	1,650,138
Net increase (decrease) in net assets resulting from capital transactions	6,067,048	22,601,235	(178,833,574)
Total increase (decrease) in net assets	7,529,116	(281,142,195)	(509,540,999)
Net assets:
Beginning of year/period	—	1,032,006,274	1,541,547,273
End of year/period	$7,529,116	$750,864,079	$1,032,006,274
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	13,451,908	9,747,165
Shares sold	250,001	20,750,000	25,080,000
Shares repurchased	—	(18,900,000)	(21,375,257)
Shares outstanding, end of year/period	250,001	15,301,908	13,451,908

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
95

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 2X Shares		Direxion Daily Junior Gold Miners Index Bull 2X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(786,586)	$409,738	$(545,141)	$(2,519,768)
Net realized gain (loss)	8,499,717	(205,288,482)	(49,436,562)	(180,109,637)
Change in net unrealized appreciation (depreciation)	17,699,304	90,379,373	(221,582,062)	(163,668,879)
Net increase (decrease) in net assets resulting from operations	25,412,435	(114,499,371)	(271,563,765)	(346,298,284)
Distributions to shareholders:
Net distributions to shareholders	—	(897,333)	—	(833,823)
Return of capital	—	(606,649)	(2,449,837)	(199,395)
Total distributions	—	(1,503,982)	(2,449,837)	(1,033,218)
Capital share transactions:
Proceeds from shares sold	411,796,690	919,384,135	783,062,248	1,367,685,270
Cost of shares redeemed	(474,856,919)	(1,081,791,973)	(666,253,215)	(1,297,369,468)
Transaction fees (Note 4)	128,613	1,332,590	134,753	1,164,490
Net increase (decrease) in net assets resulting from capital transactions	(62,931,616)	(161,075,248)	116,943,786	71,480,292
Total decrease in net assets	(37,519,181)	(277,078,601)	(157,069,816)	(275,851,210)
Net assets:
Beginning of year	101,595,228	378,673,829	672,879,693	948,730,903
End of year	$64,076,047	$101,595,228	$515,809,877	$672,879,693
Changes in shares outstanding
Shares outstanding, beginning of year	5,060,171	2,230,748	5,743,351	1,364,876
Shares sold	21,600,000	25,660,000	8,850,000	13,445,000
Shares repurchased	(23,550,000)	(22,830,577)	(6,900,000)	(9,066,525)
Shares outstanding, end of year	3,110,171	5,060,171	7,693,351	5,743,351

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
96

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bear 2X Shares		Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares[1]
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(660,911)	$10,490	$(439,632)	$(173,088)
Net realized gain (loss)	7,764,779	(121,795,167)	30,972,584	13,521,420
Change in net unrealized appreciation (depreciation)	16,618,639	15,357,893	(3,542,745)	13,369,867
Net increase (decrease) in net assets resulting from operations	23,722,507	(106,426,784)	26,990,207	26,718,199
Distributions to shareholders:
Net distributions to shareholders	—	(352,328)	(8,502,373)	(24,752)
Return of capital	—	(223,740)	—	—
Total distributions	—	(576,068)	(8,502,373)	(24,752)
Capital share transactions:
Proceeds from shares sold	303,061,049	702,125,739	61,949,312	15,635,159
Cost of shares redeemed	(334,778,915)	(661,185,760)	(78,700,624)	(18,556,913)
Transaction fees (Note 4)	100,434	1,403,455	21,880	4,734
Net increase (decrease) in net assets resulting from capital transactions	(31,617,432)	42,343,434	(16,729,432)	(2,917,020)
Total increase (decrease) in net assets	(7,894,925)	(64,659,418)	1,758,402	23,776,427
Net assets:
Beginning of year	83,569,725	148,229,143	44,244,579	20,468,152
End of year	$75,674,800	$83,569,725	$46,002,981	$44,244,579
Changes in shares outstanding
Shares outstanding, beginning of year	7,132,449	441,509	1,323,645	900,000
Shares sold	30,400,000	25,956,000	1,300,001	1,050,000
Shares repurchased	(30,650,000)	(19,265,060)	(1,700,000)	(626,355)
Shares outstanding, end of year	6,882,449	7,132,449	923,646	1,323,645

1  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
97

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(1,837,763)	$1,369,195	$(581,954)	$(220,311)
Net realized gain (loss)	401,179,799	(376,340,549)	(86,858,681)	61,409,923
Change in net unrealized appreciation (depreciation)	681,671,431	(139,703,432)	(55,088,450)	(4,854,742)
Net increase (decrease) in net assets resulting from operations	1,081,013,467	(514,674,786)	(142,529,085)	56,334,870
Distributions to shareholders:
Net distributions to shareholders	(875,162)	(563,199)	—	(26,156)
Return of capital	(116)	—	(7,191)	—
Total distributions	(875,278)	(563,199)	(7,191)	(26,156)
Capital share transactions:
Proceeds from shares sold	694,180,923	1,062,005,865	417,762,619	452,764,929
Cost of shares redeemed	(1,225,559,152)	(398,504,921)	(220,848,691)	(506,649,204)
Transaction fees (Note 4)	280,356	253,383	66,255	615,686
Net increase (decrease) in net assets resulting from capital transactions	(531,097,873)	663,754,327	196,980,183	(53,268,589)
Total increase in net assets	549,040,316	148,516,342	54,443,907	3,040,125
Net assets:
Beginning of year	342,249,746	193,733,404	39,045,834	36,005,709
End of year	$891,290,062	$342,249,746	$93,489,741	$39,045,834
Changes in shares outstanding
Shares outstanding, beginning of year	17,528,422	179,149	546,196	486,956
Shares sold	10,250,000	24,977,500	37,800,000	5,430,000
Shares repurchased	(19,700,000)	(7,628,227)	(19,100,000)	(5,370,760)
Shares outstanding, end of year	8,078,422	17,528,422	19,246,196	546,196

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
98

Statements of Changes in Net Assets

	Direxion Daily Select Large Caps & FANGs Bull 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
	For the Period September 30, 2021[1] through October 31, 2021	For the Period June 10, 2021[1] through October 31, 2021
Operations:
Net investment loss	$(5,174)	$(14,261)
Net realized gain (loss)	412,332	(808,277)
Change in net unrealized appreciation (depreciation)	648,393	(490,865)
Net increase (decrease) in net assets resulting from operations	1,055,551	(1,313,403)
Distributions to shareholders:
Net distributions to shareholders	—	—
Capital share transactions:
Proceeds from shares sold	6,357,007	14,865,822
Cost of shares redeemed	—	(1,105,845)
Transaction fees (Note 4)	—	221
Net increase in net assets resulting from capital transactions	6,357,007	13,760,198
Total increase in net assets	7,412,558	12,446,795
Net assets:
Beginning of period	—	—
End of period	$7,412,558	$12,446,795
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	250,001	650,001
Shares repurchased	—	(50,000)
Shares outstanding, end of period	250,001	600,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
99

Statements of Changes in Net Assets

Direxion Daily US Infrastructure Bull 2X Shares
For the Period September 23, 2021[1] through October 31, 2021
Operations:
Net investment loss	$(1,016)
Net realized gain	14,285
Change in net unrealized appreciation	524,854
Net increase in net assets resulting from operations	538,123
Distributions to shareholders:
Net distributions to shareholders	—
Capital share transactions:
Proceeds from shares sold	5,000,025
Cost of shares redeemed	—
Net increase in net assets resulting from capital transactions	5,000,025
Total increase in net assets	5,538,148
Net assets:
Beginning of period	—
End of period	$5,538,148
Changes in shares outstanding
Shares outstanding, beginning of period	—
Shares sold	200,001
Shares repurchased	—
Shares outstanding, end of period	200,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
100

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Year Ended October 31, 2021	$20.26	$(0.12)	$(0.12)	$(3.40)	$(3.52)	$—	$—	$—	$—	$16.74	-17.37%	$131,394	0.73%	0.73%	(0.70)%	0.73%	0.73%	(0.70)%	0%
For the Year Ended October 31, 2020	$29.45	(0.03)	(0.03)	(9.06)	(9.09)	(0.05)	—	(0.05)	(0.10)	$20.26	-30.98%	$94,201	0.80%	0.80%	(0.12)%	0.80%	0.80%	(0.12)%	0%
For the Year Ended October 31, 2019	$38.58	0.48	0.50	(8.59)	(8.11)	(1.02)	—	—	(1.02)	$29.45	-21.08%	$20,615	0.88%	0.87%	1.44%	0.80%	0.79%	1.52%	0%
For the Year Ended October 31, 2018	$32.04	0.24	0.26	6.50	6.74	(0.20)	—	—	(0.20)	$38.58	21.11%	$115,750	0.85%	0.81%	0.72%	0.80%	0.76%	0.77%	0%
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	—	—	—	—	$32.04	-22.46%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Year Ended October 31, 2021	$21.28	(0.07)	(0.07)	(6.57)	(6.64)	—	—	—	—	$14.64	-31.20%	$123,669	0.45%	0.51%	(0.42)%	0.45%	0.51%	(0.42)%	0%
For the Year Ended October 31, 2020	$26.03	(0.06)	(0.05)	(4.60)	(4.66)	(0.05)	—	(0.04)	(0.09)	$21.28	-17.95%	$175,571	0.45%	0.56%	(0.24)%	0.45%	0.56%	(0.24)%	0%
For the Year Ended October 31, 2019	$29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	$26.03	-10.90%	$19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
For the Year Ended October 31, 2018	$31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	—	—	(0.34)	$29.73	-5.74%	$13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	—	—	(0.15)	$31.91	-18.62%	$33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2021	$32.67	(0.17)	(0.17)	6.81	6.64	—	—	—	—	$39.31	20.32%	$117,919	0.90%	0.89%	(0.42)%	0.89%	0.88%	(0.41)%	123%
For the Year Ended October 31, 2020	$21.50	0.05	0.06	11.21	11.26	(0.08)	—	(0.01)	(0.09)	$32.67	52.60%	$96,388	1.01%	1.00%	0.19%	0.95%	0.94%	0.25%	0%
For the Year Ended October 31, 2019	$15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	$21.50	35.87%	$127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
For the Year Ended October 31, 2018	$28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	—	—	(0.06)	$15.95	-44.05%	$76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	—	—	—	—	$28.60	54.34%	$70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1,747%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Year Ended October 31, 2021	$53.91	(0.22)	(0.22)	(34.28)	(34.50)	—	—	—	—	$19.41	-64.00%	$314,433	0.89%	0.88%	(0.70)%	0.89%	0.88%	(0.70)%	23%
For the Year Ended October 31, 2020	$24.19	(0.03)	(0.01)	29.85	29.82	(0.06)	—	(0.04)	(0.10)	$53.91	123.61%	$56,608	1.00%	1.01%	(0.09)%	0.95%	0.96%	(0.04)%	40%
For the Year Ended October 31, 2019	$22.70	0.18	0.20	1.50	1.68	(0.19)	—	—	(0.19)	$24.19	7.53%	$53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
For the Year Ended October 31, 2018	$49.07	0.22	0.28	(24.87)	(24.65)	(0.20)	(1.52)	—	(1.72)	$22.70	-52.04%	$49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	—	—	—	—	$49.07	96.28%	$85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2021	$61.16	0.77	0.77	55.98	56.75	(0.69)	(5.36)	—	(6.05)	$111.86	98.25%	$59,648	0.60%	0.72%	0.85%	0.60%	0.72%	0.85%	42%
For the Year Ended October 31, 2020	$59.28	0.69	0.70	2.15	2.84	(0.75)	(0.21)	—	(0.96)	$61.16	4.75%	$17,324	0.63%	0.88%	1.20%	0.60%	0.85%	1.23%	105%
For the Year Ended October 31, 2019	$48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	$59.28	23.64%	$10,861	0.51%	0.97%	1.85%	0.47%[9]	0.93%	1.89%	75%
For the Year Ended October 31, 2018	$46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	—	(2.24)	$48.89	10.13%	$6,514	0.18%	1.24%	1.71%	0.00%[9]	1.06%	1.89%	59%
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	—	(6.02)	$46.22	48.62%	$3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
Direxion Daily Latin America Bull 2X Shares
For the Year Ended October 31, 2021	$41.18	0.17	0.17	14.45	14.62	(0.20)	—	(0.13)	(0.33)	$55.47	35.23%	$13,353	0.96%	1.04%	0.22%	0.95%	1.03%	0.23%	0%
For the Year Ended October 31, 2020	$407.40	0.25	0.27	(365.75)	(365.50)	(0.32)	—	(0.40)	(0.72)	$41.18	-89.83%	$20,208	0.98%	1.20%	0.41%	0.95%	1.17%	0.44%	71%
For the Year Ended October 31, 2019	$474.80	4.20	5.00	(66.60)	(62.40)	(5.00)	—	—	(5.00)	$407.40	-13.19%	$8,537	1.16%	1.34%	0.95%	0.95%	1.13%	1.16%	302%
For the Year Ended October 31, 2018	$630.80	5.80	6.20	(157.40)	(151.60)	(4.20)	—	(0.20)	(4.40)	$474.80	-24.04%	$13,512	1.03%	1.19%	0.99%	0.95%	1.11%	1.07%	56%
For the Year Ended October 31, 2017	$575.80	(1.60)	(0.80)	56.60	55.00	—	—	—	—	$630.80	9.55%	$14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
Direxion Daily MSCI Brazil Bull 2X Shares
For the Year Ended October 31, 2021	$61.66	0.56	0.56	5.94	6.50	(0.64)	—	(0.28)	(0.92)	$67.24	9.83%	$185,492	0.91%	0.91%	0.55%	0.91%	0.91%	0.55%	25%
For the Year Ended October 31, 2020	$1116.50	1.54	1.69	(1,049.80)	(1,048.26)	(5.28)	—	(1.30)	(6.58)	$61.66	-94.40%	$160,853	1.05%	1.05%	1.01%	0.95%	0.95%	1.11%	232%
For the Year Ended October 31, 2019	$1029.00	10.85	15.05	88.90	99.75	(12.25)	—	—	(12.25)	$1116.50	9.85%	$413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
For the Year Ended October 31, 2018	$1410.15	14.00	15.75	(380.80)	(366.80)	(13.65)	—	(0.70)	(14.35)	$1029.00	-25.98%	$407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
For the Year Ended October 31, 2017	$1660.75	(1.05)	1.40	(249.55)	(250.60)	—	—	—	—	$1410.15	-15.09%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
101

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily MSCI India Bull 2X Shares
For the Year Ended October 31, 2021	$30.67	$(0.41)	$(0.40)	$31.65	$31.24	$—	$—	$—	$—	$61.91	101.86%	$92,846	0.92%	0.91%	(0.83)%	0.91%	0.90%	(0.82)%	11%
For the Year Ended October 31, 2020	$66.74	(0.14)	(0.13)	(35.92)	(36.06)	(0.01)	—	(0.00)[10]	(0.01)	$30.67	-54.04%	$84,346	0.99%	0.98%	(0.46)%	0.95%	0.94%	(0.42)%	157%
For the Year Ended October 31, 2019	$51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	$66.74	30.61%	$83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
For the Year Ended October 31, 2018	$95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	—	(0.08)	(0.32)	$51.51	-45.89%	$100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
For the Year Ended October 31, 2017	$57.82	(0.34)	(0.28)	38.02	37.68	—	—	—	—	$95.50	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
Direxion Daily Russia Bull 2X Shares
For the Year Ended October 31, 2021	$13.27	0.21	0.22	22.41	22.62	(0.27)	—	(0.08)	(0.35)	$35.54	172.12%	$73,494	0.89%	0.89%	0.85%	0.88%	0.88%	0.86%	0%
For the Year Ended October 31, 2020	$54.05	0.09	0.10	(40.74)	(40.65)	(0.12)	—	(0.01)	(0.13)	$13.27	-75.17%	$46,015	1.02%	1.02%	0.41%	0.93%	0.93%	0.50%	207%
For the Year Ended October 31, 2019	$36.69	1.13	1.27	17.14	18.27	(0.91)	—	—	(0.91)	$54.05	50.52%	$76,642	1.25%	1.25%	2.79%	0.92%	0.92%	3.12%	8%
For the Year Ended October 31, 2018	$48.86	0.86	0.90	(11.82)	(10.96)	(0.90)	—	(0.31)	(1.21)	$36.69	-23.20%	$147,417	1.00%	1.00%	1.91%	0.90%	0.90%	2.01%	93%
For the Year Ended October 31, 2017	$33.69	(0.32)	(0.25)	15.49	15.17	—	—	—	—	$48.86	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
Direxion Daily 5G Communications Bull 2X Shares
For the Period June 10, 2021[8] through October 31, 2021	$25.00	0.02	0.02	0.55	0.57	(0.02)	—	—	(0.02)	$25.55	2.30%	$5,109	0.95%	1.76%	0.25%	0.95%	1.76%	0.25%	19%
Direxion Daily Cloud Computing Bull 2X Shares
For the Period January 8, 2021[8] through October 31, 2021	$25.00	(0.18)	(0.17)	7.30	7.12	—	—	—	—	$32.12	28.48%	$27,301	0.95%	1.03%	(0.82)%	0.95%	1.03%	(0.82)%	19%
Direxion Daily Cloud Computing Bear 2X Shares
For the Period January 8, 2021[8] through October 31, 2021	$25.00	(0.16)	(0.16)	(9.45)	(9.61)	—	—	—	—	$15.39	-38.44%	$12,315	0.95%	1.18%	(0.93)%	0.95%	1.18%	(0.93)%	0%
Direxion Daily Energy Bull 2X Shares
For the Year Ended October 31, 2021	$8.45	0.51	0.51	23.20	23.71	(0.53)	—	—	(0.53)	$31.63	283.45%	$599,755	0.95%	0.93%	2.31%	0.94%	0.92%	2.32%	36%
For the Year Ended October 31, 2020	$143.60	0.52	0.53	(134.67)	(134.15)	(1.00)	—	—	(1.00)	$8.45	-93.97%	$257,498	0.98%	1.00%	2.80%	0.95%	0.97%	2.83%	72%
For the Year Ended October 31, 2019	$253.40	3.00	3.30	(110.00)	(107.00)	(2.80)	—	—	(2.80)	$143.60	-42.46%	$285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
For the Year Ended October 31, 2018	$291.60	4.20	4.60	(36.40)	(32.20)	(5.90)	—	(0.10)	(6.00)	$253.40	-11.59%	$349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
For the Year Ended October 31, 2017	$304.00	2.70	2.90	(14.30)	(11.60)	(0.80)	—	—	(0.80)	$291.60	-3.77%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
Direxion Daily Energy Bear 2X Shares
For the Year Ended October 31, 2021	$73.57	(0.17)	(0.17)	(62.41)	(62.58)	—	—	—	—	$10.99	-85.06%	$39,105	0.95%	0.99%	(0.93)%	0.95%	0.99%	(0.93)%	0%
For the Year Ended October 31, 2020	$50.61	(0.19)	(0.16)	23.38	23.19	(0.15)	—	(0.08)	(0.23)	$73.57	45.80%	$33,626	1.00%	1.09%	(0.32)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2019	$44.87	0.57	0.66	5.89	6.46	(0.72)	—	—	(0.72)	$50.61	14.51%	$25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
For the Year Ended October 31, 2018	$55.85	0.26	0.28	(11.08)	(10.82)	(0.16)	—	—	(0.16)	$44.87	-19.34%	$51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
For the Year Ended October 31, 2017	$67.00	(0.20)	(0.15)	(10.95)	(11.15)	—	—	—	—	$55.85	-16.64%	$53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
Direxion Daily Global Clean Energy Bull 2X Shares ETF
For the Period July 29, 2021[8] through October 31, 2021	$25.00	(0.06)	(0.06)	5.18	5.12	—	—	—	—	$30.12	20.48%	$7,529	0.95%	2.37%	(0.95)%	0.95%	2.37%	(0.95)%	15%
Direxion Daily Gold Miners Index Bull 2X Shares
For the Year Ended October 31, 2021	$76.72	(0.30)	(0.30)	(27.35)	(27.65)	—	—	—	—	$49.07	-36.04%	$750,864	0.86%	0.86%	(0.49)%	0.86%	0.86%	(0.49)%	71%
For the Year Ended October 31, 2020	$158.15	(0.22)	(0.06)	(80.50)	(80.72)	(0.37)	—	(0.34)	(0.71)	$76.72	-51.26%	$1,032,006	1.07%	1.07%	(0.23)%	0.90%	0.90%	(0.06)%	333%
For the Year Ended October 31, 2019	$66.40	0.40	0.80	91.90	92.30	(0.40)	—	(0.15)	(0.55)	$158.15	139.42%	$1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
For the Year Ended October 31, 2018	$145.15	0.55	0.60	(79.00)	(78.45)	(0.10)	—	(0.20)	(0.30)	$66.40	-54.12%	$1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
For the Year Ended October 31, 2017	$281.40	(0.70)	(0.65)	(135.55)	(136.25)	—	—	—	—	$145.15	-48.42%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
Direxion Daily Gold Miners Index Bear 2X Shares
For the Year Ended October 31, 2021	$20.08	(0.17)	(0.17)	0.69	0.52	—	—	—	—	$20.60	2.59%	$64,076	0.87%	0.88%	(0.85)%	0.87%	0.88%	(0.85)%	0%
For the Year Ended October 31, 2020	$169.75	0.10	0.11	(148.72)	(148.62)	(0.63)	—	(0.42)	(1.05)	$20.08	-88.01%	$101,595	0.93%	0.93%	0.20%	0.91%	0.91%	0.22%	0%
For the Year Ended October 31, 2019	$875.50	4.00	4.25	(706.00)	(702.00)	(3.75)	—	—	(3.75)	$169.75	-80.38%	$378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
For the Year Ended October 31, 2018	$683.50	2.75	3.75	190.75	193.50	(1.50)	—	—	(1.50)	$875.50	28.33%	$154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
For the Year Ended October 31, 2017	$955.50	(2.25)	(1.75)	(269.75)	(272.00)	—	—	—	—	$683.50	-28.47%	$383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
102

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Junior Gold Miners Index Bull 2X Shares
For the Year Ended October 31, 2021	$117.16	$(0.08)	$(0.07)	$(49.69)	$(49.77)	$—	$—	$(0.34)	$(0.34)	$67.05	-42.53%	$515,810	0.85%	0.85%	(0.09)%	0.84%	0.84%	(0.08)%	67%
For the Year Ended October 31, 2020	$695.10	(0.55)	(0.30)	(577.27)	(577.82)	(0.10)	—	(0.02)	(0.12)	$117.16	-83.11%	$672,880	1.02%	1.02%	(0.32)%	0.87%	0.87%	(0.17)%	312%
For the Year Ended October 31, 2019	$357.50	3.20	5.10	338.50	341.70	(3.70)	—	(0.40)	(4.10)	$695.10	95.77%	$948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
For the Year Ended October 31, 2018	$756.50	2.00	2.50	(401.00)	(399.00)	—	—	—	—	$357.50	-52.74%	$635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
For the Year Ended October 31, 2017	$2448.00	4.00	4.00	(1,691.00)	(1,687.00)	(4.50)	—	—	(4.50)	$756.50	-69.00%	$751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
Direxion Daily Junior Gold Miners Index Bear 2X Shares
For the Year Ended October 31, 2021	$11.72	(0.09)	(0.09)	(0.63)	(0.72)	—	—	—	—	$11.00	-6.14%	$75,675	0.87%	0.87%	(0.84)%	0.87%	0.87%	(0.84)%	0%
For the Year Ended October 31, 2020	$335.75	0.00[10]	0.01	(322.21)	(322.21)	(1.11)	—	(0.71)	(1.82)	$11.72	-96.42%	$83,570	0.93%	0.93%	0.01%	0.91%	0.91%	0.03%	0%
For the Year Ended October 31, 2019	$1892.25	8.50	9.00	(1,555.75)	(1,547.25)	(9.25)	—	—	(9.25)	$335.75	-82.03%	$148,229	1.06%	1.03%	10.44%	0.95%	0.92%	1.55%	0%
For the Year Ended October 31, 2018	$1612.00	7.00	8.25	278.00	285.00	(4.75)	—	—	(4.75)	$1892.25	17.70%	$59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
For the Year Ended October 31, 2017	$2686.00	(5.00)	(3.50)	(1,069.00)	(1,074.00)	—	—	—	—	$1612.00	-39.99%	$115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares[11]
For the Year Ended October 31, 2021	$33.43	(0.38)	(0.38)	23.19	22.81	(2.81)	(3.62)	—	(6.43)	$49.81	73.55%	$46,003	0.96%	0.95%	(0.88)%	0.95%	0.94%	(0.87)%	11%
For the Year Ended October 31, 2020	$22.74	(0.13)	(0.12)	10.85	10.72	(0.03)	—	—	(0.03)	$33.43	47.15%	$44,245	1.03%	1.10%	(0.56)%	0.95%	1.02%	(0.48)%	93%
For the Year Ended October 31, 2019	$23.56	0.16	0.18	(0.82)	(0.66)	(0.16)	—	—	(0.16)	$22.74	-2.66%	$20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
For the Period April 19, 2018[8] through October 31, 2018	$50.00	(0.06)	(0.06)	(26.38)	(26.44)	—	—	—	—	$23.56	-52.88%	$4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
For the Year Ended October 31, 2021	$19.53	(0.16)	(0.16)	91.03	90.87	(0.07)	—	(0.00)[10]	(0.07)	$110.33	465.94%	$891,290	0.95%	0.93%	(0.25)%	0.94%	0.92%	(0.24)%	194%
For the Year Ended October 31, 2020	$1081.60	0.18	0.19	(1,059.32)	(1,059.14)	(2.93)	—	—	(2.93)	$19.53	-98.19%	$342,250	0.97%	1.00%	0.47%	0.95%	0.98%	0.49%	315%
For the Year Ended October 31, 2019	$8752.00	24.00	27.60	(7,671.20)	(7,647.20)	(23.20)	—	—	(23.20)	$1081.60	-87.55%	$193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
For the Year Ended October 31, 2018	$9772.00	24.00	36.00	(1,040.00)	(1,016.00)	(4.00)	—	—	(4.00)	$8752.00	-10.42%	$156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
For the Year Ended October 31, 2017	$13812.00	(24.00)	(16.00)	(3,352.00)	(3,376.00)	—	(664.00)	—	(664.00)	$9772.00	-27.03%	$129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
For the Year Ended October 31, 2021	$71.49	(0.09)	(0.09)	(66.54)	(66.63)	—	—	—	(0.00)[10]	$4.86	-93.20%	$93,490	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	$73.94	(0.30)	(0.14)	(2.12)	(2.42)	(0.03)	—	—	(0.03)	$71.49	-3.26%	$39,046	1.18%	1.24%	(0.44)%	0.95%	1.01%	(0.21)%	0%
For the Year Ended October 31, 2019	$36.25	0.44	0.67	37.92	38.36	(0.67)	—	—	(0.67)	$73.94	106.33%	$36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
For the Year Ended October 31, 2018	$68.58	0.25	0.25	(32.42)	(32.17)	(0.16)	—	—	(0.16)	$36.25	-46.86%	$42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
For the Year Ended October 31, 2017	$104.00	(0.29)	(0.21)	(35.13)	(35.42)	—	—	—	—	$68.58	-34.05%	$30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares
For the Period September 30, 2021[8] through October 31, 2021	$25.00	(0.02)	(0.02)	4.67	4.65	—	—	—	—	$29.65	18.60%	$7,413	0.95%	3.72%	(0.94)%	0.95%	3.72%	(0.94)%	20%
Direxion Daily Travel & Vacation Bull 2X Shares
For the Period June 10, 2021[8] through October 31, 2021	$25.00	(0.03)	(0.03)	(4.23)	(4.26)	—	—	—	—	$20.74	-17.04%	$12,447	0.95%	1.31%	(0.36)%	0.95%	1.31%	(0.36)%	26%
Direxion Daily US Infrastructure Bull 2X Shares
For the Period September 23, 2021[8] through October 31, 2021	$25.00	(0.01)	(0.01)	2.70	2.69	—	—	—	—	$27.69	10.76%	$5,538	0.95%	3.47%	(0.18)%	0.95%	3.47%	(0.18)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
103

Financial Highlights

October 31, 2021

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

10  Between $(0.005) and $0.005.

11  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
104

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2021

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 77 separate series (each, a "Fund" and together the "Funds"). 25 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Russia Bull 2X Shares
Direxion Daily 5G Communications Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Cloud Computing Bear 2X Shares
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation
Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Select Large Caps & FANGs Bull 2X
Direxion Daily Travel & Vacation Bull 2X Shares
Direxion Daily US Infrastructure Bull 2X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%

DIREXION ANNUAL REPORT
105

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Latin America Bull 2X Shares	S&P Latin America 40 Index	200%
Direxion Daily MSCI Brazil Bull 2X Shares	MSCI Brazil 25/50 Index	200%
Direxion Daily MSCI India Bull 2X Shares	MSCI India Index	200%
Direxion Daily Russia Bull 2X Shares	MVIS Russia Index	200%
Direxion Daily 5G Communications Bull 2X Shares	BlueStar® 5G Communications Index	200%
Direxion Daily Cloud Computing Bull 2X Shares		200%
Direxion Daily Cloud Computing Bear 2X Shares	Indxx USA Cloud Computing Index	-200%
Direxion Daily Energy Bull 2X Shares		200%
Direxion Daily Energy Bear 2X Shares	Energy Select Sector Index	-200%
Direxion Global Clean Energy Bull 2X Shares	S&P Global Clean Energy Index	200%
Direxion Daily Gold Miners Index Bull 2X Shares		200%
Direxion Daily Gold Miners Index Bear 2X Shares	NYSE Arca Gold Miners Index	-200%
Direxion Daily Junior Gold Miners Index Bull 2X Shares		200%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	MVIS Global Junior Gold Miners Index	-200%
Direxion Daily Robotics, Artificial Intelligence &	Indxx Global Robotics and Artificial
Automation Index Bull 2X Shares	Intelligence Thematic Index	200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-200%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	ICE FANG 20 Index	200%
Direxion Daily Travel & Vacation Bull 2X Shares	BlueStar® Travel and Vacation Index	200%
Direxion Daily US Infrastructure Bull 2X Shares	Indxx US Infrastructure Index	200%

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Fund's pricing service does not provide a valuation for such securities; c) the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

DIREXION ANNUAL REPORT
106

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent

DIREXION ANNUAL REPORT
107

amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2021 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$—	$—	$—	$—	$10,632,295	$—	$10,632,295[1]	$—
Direxion Daily Russia Bull 2X Shares	8,071,051	—	8,071,051[1]	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	1,551,833	—	1,288,600	263,233	—	—	—	—
Direxion Daily Cloud Computing Bear 2X Shares	—	—	—	—	1,155,370	—	1,155,370[1]	—
Direxion Daily Global Clean Energy Bull 2X Shares	917,510	—	917,510[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	25,323,921	—	25,323,921[1]	—

DIREXION ANNUAL REPORT
108

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bear 2X Shares	$873,370	$—	$670,000	$203,370	$—	$—	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	3,124,847	—	3,124,847[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	259,273	—	259,273[1]	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	—	—	—	13,554	—	13,554[1]	—
Direxion Daily US Infrastructure Bull 2X Shares	—	—	—	—	3,166	—	—	3,166

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$—	$—	$—	$—	$10,737,663	$—	$10,737,663[1]	$—
Direxion Daily Latin America Bull 2X Shares	—	—	—	—	1,993,829	—	1,993,829[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	14,714,269	—	14,714,269[1]	—
Direxion Daily MSCI India Bull 2X Shares	4,317,711	—	4,317,711[1]	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	8,867,569	—	8,867,569[1]	—	—	—	—	—

DIREXION ANNUAL REPORT
109

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bull 2X Shares	$70,071,514	$—	$70,071,514[1]	$—	$—	$—	$—	$—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	3,073,458	—	3,073,458[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	28,993,323	—	28,993,323[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	388,327	—	388,327[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	51,824,639	—	51,824,639[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	6,473,223	—	5,690,000	783,223	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	100,811,864	—	100,811,864[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Barclays

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Latin America Bull 2X Shares	$—	$—	$—	$—	$1,233,091	$—	$1,233,091[1]	$—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	29,463	—	29,463[1]	—
Direxion Daily 5G Communications Bull 2X Shares	64,993	—	—	64,993	—	—	—	—

DIREXION ANNUAL REPORT
110

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bull 2X Shares	$2,974,422	$—	$2,974,422[1]	$—	$—	$—	$—	$—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	2,822,358	—	2,822,358[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	170,984	—	—	170,984	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$225,088	$—	$225,088[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,349,827	—	1,272,000	77,827	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	7,599,462	—	7,599,462[1]	—
Direxion Daily S&P 500® Bull 2X Shares	51,019	—	—	51,019	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	30,916	—	—	30,916	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	1,085,385	—	1,085,385[1]	—	—	—	—	—
Direxion Daily Cloud Computing Bear 2X Shares	—	—	—	—	597,026	—	597,026[1]	—

DIREXION ANNUAL REPORT
111

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Global Clean Energy Bull 2X Shares	$34,992	$—	$—	$34,992	$—	$—	$—	$—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	35,066,398	—	35,066,398[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	7,184,163	—	6,179,001	1,005,162	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	5,165,227	—	5,165,227[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	617,966	—	617,966[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	—	—	—	73,573	—	73,573[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	34,104,746	—	34,104,746[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	8,992,050	—	8,992,050[1]	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	—	—	—	2,617	—	—	2,617

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
112

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—	$9,390,270	$—	$9,390,270[1]	$—
Direxion Daily S&P 500® Bull 2X Shares	1,096,691	—	1,096,691[1]	—	—	—	—	—
Direxion Daily Latin America Bull 2X Shares	—	—	—	—	359,517	—	359,517[1]	—
Direxion Daily Energy Bull 2X Shares	10,015,113	—	10,015,113[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	1,014,899	—	1,014,899[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	914,525	—	914,525[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	1,021,101	—	470,000	551,101	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	8,023,821	—	8,023,821[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	20,586	—	—	20,586	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1,336,142	—	1,190,000	146,142	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	87,415,781	—	87,415,781[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	2,149,356	—	2,149,356[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
113

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$13,634	$—	$—	$13,634	$—	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	34,946	—	34,946[1]	—
Direxion Daily Latin America Bull 2X Shares	—	—	—	—	224,278	—	224,278[1]	—
Direxion Daily MSCI India Bull 2X Shares	7,365,964	—	7,365,964[1]	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	24,262,727	—	24,262,727[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	1,278,805	—	1,278,805[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	9,974,049	—	9,974,049[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	747,213	—	747,213[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	5,853,523	—	5,853,523[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,836,988	—	2,720,000	116,988	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	138,484,788	—	138,484,788[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	10,623,727	—	10,623,727[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
114

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$4,996,076	$—	$4,996,076[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	5,855,658	—	5,855,658[1]	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	5,316,495	—	5,316,495[1]	—
Direxion Daily S&P 500® Bull 2X Shares	2,181,650	—	2,100,000	81,650	—	—	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	15,275,814	—	15,275,814[1]	—
Direxion Daily MSCI India Bull 2X Shares	9,348,192	—	9,348,192[1]	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	—	—	—	—	276,339	—	276,339[1]	—
Direxion Daily Energy Bull 2X Shares	20,988,112	—	20,988,112[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	504,559	—	504,559[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	2,303,850	—	2,303,850[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	644,826	—	—	644,826	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	1,578,874	—	1,578,874[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	7,392,626	—	7,392,626[1]	—

DIREXION ANNUAL REPORT
115

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	$4,485,091	$—	$4,330,000	$155,091	$—	$—	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	118,371,754	—	118,371,754[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	16,674,664	—	16,674,664[1]	—
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	209,900	—	140,000	69,900	—	—	—	—
Direxion Daily US Infrastructure Bull 2X Shares	299,244	—	299,244[1]	—	—	—	—	—

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of futures or options contracts during the period ended October 31, 2021.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging

DIREXION ANNUAL REPORT
116

markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of October 31, 2021, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of October 31, 2021, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily MSCI Brazil Bull 2X Shares	$60,650,443	$54,087,235	$9,446,402	$63,533,637
Direxion Daily 5G Communications Bull 2X Shares	28,066	—	28,710	28,710
Direxion Daily Cloud Computing Bull 2X Shares	105,284	44,273	62,745	107,018
Direxion Daily Junior Gold Miners Index Bull 2X Shares	36,385,743	38,260,951	—	38,260,951
Direxion Daily Latin America Bull 2X Shares	2,099,472	2,248,564	—	2,248,564
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	7,234,571	4,597,525	2,565,587	7,163,112
Direxion Daily Travel & Vacation Bull 2X Shares	64,294	26,776	38,220	64,996

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

DIREXION ANNUAL REPORT
117

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended October 31, 2021.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2021 and October 31, 2020 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year/Period Ended October 31, 2021			Year Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$50,677	$—	$44,290
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	74,214	—	50,440
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	404,988	—	73,895
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	126,584	—	89,169
Direxion Daily S&P 500® Bull 2X Shares	1,712,190	—	—	228,339	—	—
Direxion Daily Latin America Bull 2X Shares	70,919	—	48,386	61,685	—	76,394
Direxion Daily MSCI Brazil Bull 2X Shares	1,145,805	—	490,797	2,459,555	—	604,582
Direxion Daily MSCI India Bull 2X Shares	—	—	—	15,893	—	778
Direxion Daily Russia Bull 2X Shares	705,374	—	202,389	621,437	—	33,321
Direxion Daily 5G Communications Bull 2X Shares[2]	4,840	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares[1]	—	—	—	—	—	—

DIREXION ANNUAL REPORT
118

	Year/Period Ended October 31, 2021			Year Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Cloud Computing Bear 2X Shares[1]	$—	$—	$—	$—	$—	$—
Direxion Daily Energy Bull 2X Shares	13,092,316	—	—	8,061,166	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	54,239	—	30,169
Direxion Daily Global Clean Energy Bull 2X Shares[3]	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	3,749,143	—	3,384,907
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	897,333	—	606,649
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	2,449,837	833,823	—	199,395
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	352,328	—	223,740
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	8,502,373	—	—	24,752	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	875,162	—	116	563,199	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	7,191	26,156	—	—
Direxion Daily Select Large Caps & FANGs Bull 2X Shares[5]	—	—	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares[2]	—	—	—	—	—	—
Direxion Daily US Infrastructure Bull 2X Shares[4]	—	—	—	—	—	—

1  Commenced operations on January 8, 2021.

2  Commenced operations on June 10, 2021.

3  Commenced operations on July 29, 2021.

4  Commenced operations on September 23, 2021.

5  Commenced operations on September 30, 2021.

At October 31, 2021, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$(6,816,538)	$—	$—	$(28,002,838)	$(34,819,376)
Direxion Daily S&P 500® Bear 1X Shares	(51,394,223)	—	—	(56,902,991)	(108,297,214)
Direxion Daily CSI 300 China A Share Bull 2X Shares	2,996,438	1,837,731	—	—	4,834,169
Direxion Daily CSI China Internet Index Bull 2X Shares	(154,827,033)	—	—	(14,815,106)	(169,642,139)
Direxion Daily S&P 500® Bull 2X Shares	14,635,656	1,584,383	—	—	16,220,039
Direxion Daily Latin America Bull 2X Shares	(7,009,924)	—	—	(47,047,008)	(54,056,932)
Direxion Daily MSCI Brazil Bull 2X Shares	(117,269,531)	—	—	(424,057,644)	(541,327,175)
DIREXION ANNUAL REPORT
119

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily MSCI India Bull 2X Shares	$20,244,276	$—	$—	$—	$20,244,276
Direxion Daily Russia Bull 2X Shares	19,089,689	—	—	(54,114,788)	(35,025,099)
Direxion Daily 5G Communications Bull 2X Shares	103,912	6,096	367	—	110,375
Direxion Daily Cloud Computing Bull 2X Shares	4,248,639	916,781	—	—	5,165,420
Direxion Daily Cloud Computing Bear 2X Shares	(4,420,563)	—	—	(3,211,745)	(7,632,308)
Direxion Daily Energy Bull 2X Shares	94,928,662	197,231	—	(293,048,577)	(197,922,684)
Direxion Daily Energy Bear 2X Shares	(27,118,552)	—	—	(132,874,537)	(159,993,089)
Direxion Daily Global Clean Energy Bull 2X Shares	1,465,972	—	—	—	1,465,972
Direxion Daily Gold Miners Index Bull 2X Shares	(370,461,403)	—	—	(1,580,245,169)	(1,950,706,572)
Direxion Daily Gold Miners Index Bear 2X Shares	(12,760,425)	—	—	(636,980,085)	(649,740,510)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	(276,341,687)	—	—	(1,264,810,402)	(1,541,152,089)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	(39,210,018)	—	—	(211,792,129)	(251,002,147)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	9,798,851	905,592	—	(1,601)	10,702,842
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	407,318,696	—	—	(253,127,765)	154,190,931
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	(110,014,090)	—	—	(41,839,528)	(151,853,618)
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	647,917	408,960	—	—	1,056,877
Direxion Daily Travel & Vacation Bull 2X Shares	(706,838)	—	—	(694,456)	(1,401,294)
Direxion Daily US Infrastructure Bull 2X Shares	524,854	13,401	—	—	538,255

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At October 31, 2021, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$138,305,661	$13,634	$(6,830,172)	$(6,816,538)
Direxion Daily S&P 500® Bear 1X Shares	176,851,488	—	(51,394,223)	(51,394,223)
Direxion Daily CSI 300 China A Share Bull 2X Shares	122,462,504	7,249,938	(4,253,500)	2,996,438
Direxion Daily CSI China Internet Index Bull 2X Shares	470,981,755	3,180,820	(158,007,853)	(154,827,033)
Direxion Daily S&P 500® Bull 2X Shares	59,832,364	15,399,602	(763,946)	14,635,656
Direxion Daily Latin America Bull 2X Shares	22,697,796	—	(7,009,924)	(7,009,924)
Direxion Daily MSCI Brazil Bull 2X Shares	359,476,875	—	(117,269,531)	(117,269,531)
Direxion Daily MSCI India Bull 2X Shares	90,865,146	22,763,688	(2,519,412)	20,244,276
Direxion Daily Russia Bull 2X Shares	73,697,129	19,761,558	(671,869)	19,089,689
Direxion Daily 5G Communications Bull 2X Shares	5,001,853	422,715	(318,803)	103,912
Direxion Daily Cloud Computing Bull 2X Shares	25,492,724	5,608,511	(1,359,872)	4,248,639
Direxion Daily Cloud Computing Bear 2X Shares	16,804,621	—	(4,420,563)	(4,420,563)

DIREXION ANNUAL REPORT
120

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Energy Bull 2X Shares	$639,995,336	$202,257,479	$(107,328,817)	$94,928,662
Direxion Daily Energy Bear 2X Shares	65,847,905	—	(27,118,552)	(27,118,552)
Direxion Daily Global Clean Energy Bull 2X Shares	7,004,271	1,556,585	(90,613)	1,465,972
Direxion Daily Gold Miners Index Bull 2X Shares	1,130,615,763	2,411,116	(372,872,519)	(370,461,403)
Direxion Daily Gold Miners Index Bear 2X Shares	93,640,059	9,723,460	(22,483,885)	(12,760,425)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	850,203,478	5,337,767	(281,679,454)	(276,341,687)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	123,842,879	6,493,809	(45,703,827)	(39,210,018)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	54,349,214	13,651,542	(3,852,691)	9,798,851
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	981,461,248	511,113,744	(103,795,048)	407,318,696
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	204,273,443	—	(110,014,090)	(110,014,090)
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	7,551,097	781,320	(133,403)	647,917
Direxion Daily Travel & Vacation Bull 2X Shares	13,250,907	424,901	(1,131,739)	(706,838)
Direxion Daily US Infrastructure Bull 2X Shares	5,335,817	588,451	(63,597)	524,854

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily CSI 300 China A Share Bear 1X Shares	$236,346	$(236,346)
Direxion Daily S&P 500® Bear 1X Shares	416,621	(416,621)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(18,858,624)	18,858,624
Direxion Daily CSI China Internet Index Bull 2X Shares	(2,765,960)	2,765,960
Direxion Daily S&P 500® Bull 2X Shares	(6,115,134)	6,115,134
Direxion Daily Latin America Bull 2X Shares	(4,132,784)	4,132,784
Direxion Daily MSCI Brazil Bull 2X Shares	(21,731,014)	21,731,014
Direxion Daily MSCI India Bull 2X Shares	(54,456,061)	54,456,061
Direxion Daily Russia Bull 2X Shares	(8,848,523)	8,848,523
Direxion Daily 5G Communications Bull 2X Shares	1,105	(1,105)
Direxion Daily Cloud Computing Bull 2X Shares	(1,850,315)	1,850,315
Direxion Daily Cloud Computing Bear 2X Shares	127,207	(127,207)
Direxion Daily Energy Bull 2X Shares	(56,165,358)	56,165,358
Direxion Daily Energy Bear 2X Shares	182,729	(182,729)
Direxion Daily Global Clean Energy Bull 2X Shares	3,904	(3,904)
Direxion Daily Gold Miners Index Bull 2X Shares	37,336,136	(37,336,136)
Direxion Daily Gold Miners Index Bear 2X Shares	146,424	(146,424)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	21,151,251	(21,151,251)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	303,507	(303,507)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	(30,676,918)	30,676,918
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	(68,942,902)	68,942,902
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	316,287	(316,287)
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	1,326	(1,326)
Direxion Daily Travel & Vacation Bull 2X Shares	(87,891)	87,891
Direxion Daily US Infrastructure Bull 2X Shares	132	(132)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2021, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a

DIREXION ANNUAL REPORT
121

twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2021.

At October 31, 2021, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion Daily CSI 300 China A Share Bear 1X Shares	$1,076,933
Direxion Daily S&P 500® Bear 1X Shares	424,293
Direxion Daily CSI 300 China A Share Bull 2X Shares	—
Direxion Daily CSI China Internet Index Bull 2X Shares	956,081
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Latin America Bull 2X Shares	16,121
Direxion Daily MSCI Brazil Bull 2X Shares	—
Direxion Daily MSCI India Bull 2X Shares	—
Direxion Daily Russia Bull 2X Shares	480,515
Direxion Daily 5G Communications Bull 2X Shares	—
Direxion Daily Cloud Computing Bull 2X Shares	—
Direxion Daily Cloud Computing Bear 2X Shares	—
Direxion Daily Energy Bull 2X Shares	—
Direxion Daily Energy Bear 2X Shares	227,635
Direxion Daily Global Clean Energy Bull 2X Shares	—
Direxion Daily Gold Miners Index Bull 2X Shares	6,519,323
Direxion Daily Gold Miners Index Bear 2X Shares	640,162
Direxion Daily Junior Gold Miners Index Bull 2X Shares	3,898,732
Direxion Daily Junior Gold Miners Index Bear 2X Shares	547,905
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	1,715,490
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	485,978
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	—
Direxion Daily Travel & Vacation Bull 2X Shares	—
Direxion Daily US Infrastructure Bull 2X Shares	—

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2021, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$26,925,905	$—
Direxion Daily S&P 500® Bear 1X Shares	—	56,478,698	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	10,088,930	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	26,906,573	13,859,025	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—
Direxion Daily Latin America Bull 2X Shares	—	26,900,012	20,130,876
Direxion Daily MSCI Brazil Bull 2X Shares	—	424,057,644	—
Direxion Daily MSCI India Bull 2X Shares	9,714,156	—	—
Direxion Daily Russia Bull 2X Shares	13,227,204	53,634,273	—
Direxion Daily 5G Communications Bull 2X Shares	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—
Direxion Daily Cloud Computing Bear 2X Shares	—	3,211,745	—
Direxion Daily Energy Bull 2X Shares	109,655,108	247,598,299	45,448,189
Direxion Daily Energy Bear 2X Shares	—	132,645,969	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	13,263,957	969,150,336	604,575,510
Direxion Daily Gold Miners Index Bear 2X Shares	—	636,339,923	—

DIREXION ANNUAL REPORT
122

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Junior Gold Miners Index Bull 2X Shares	$37,299,008	$1,260,911,670	$—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	211,244,224	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	105,483,918	219,712,874	31,699,401
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	41,353,550	—
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	694,456	—
Direxion Daily US Infrastructure Bull 2X Shares	—	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2021, open U.S. Federal and state income tax years include the tax years ended October 31, 2018 through October 31, 2021. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2021. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	86,995,125	36,345,943	84,836,172	87,323,242
Direxion Daily CSI China Internet Index Bull 2X Shares	19,636,082	164,777,094	430,315,630	32,329,556

DIREXION ANNUAL REPORT
123

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P 500® Bull 2X Shares	$29,625,233	$12,618,047	$14,950,804	$—
Direxion Daily Latin America Bull 2X Shares	6,708,781	—	4,593,461	23,266,472
Direxion Daily MSCI Brazil Bull 2X Shares	88,004,700	29,143,751	214,620,522	234,779,044
Direxion Daily MSCI India Bull 2X Shares	43,646,815	3,918,460	7,402,638	70,198,739
Direxion Daily Russia Bull 2X Shares	21,854,875	—	22,290,289	55,051,336
Direxion Daily 5G Communications Bull 2X Shares[2]	4,878,511	671,431	—	—
Direxion Daily Cloud Computing Bull 2X Shares[1]	18,680,929	3,166,180	8,329,145	9,990,104
Direxion Daily Cloud Computing Bear 2X Shares[1]	—	—	—	—
Direxion Daily Energy Bull 2X Shares	276,665,022	140,726,943	315,240,079	463,107,965
Direxion Daily Energy Bear 2X Shares	—	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares[3]	4,283,765	551,087	1,096,548	—
Direxion Daily Gold Miners Index Bull 2X Shares	343,838,780	538,512,206	1,284,142,136	1,175,243,182
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	155,849,700	403,791,257	790,387,554	639,230,175
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,448,720	4,728,126	4,612,719	17,317,401
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	706,567,889	456,213,999	623,420,728	849,317,078
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—
Direxion Daily Select Large Caps & FANGs Bull 2X Shares[5]	5,636,492	741,016	1,322,531	—
Direxion Daily Travel & Vacation Bull 2X Shares[2]	5,232,161	2,143,015	9,927,016	1,098,833
Direxion Daily US Infrastructure Bull 2X Shares[4]	4,241,276	—	—	—

1  Represents the period from January 8, 2021 (commencement of operations) to October 31, 2021.

2  Represents the period from June 10, 2021 (commencement of operations) to October 31, 2021.

3  Represents the period from July 29, 2021 (commencement of operations) to October 31, 2021.

4  Represents the period from September 23, 2021 (commencement of operations) to October 31, 2021.

5  Represents the period from September 30, 2021 (commencement of operations) to October 31, 2021.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2021.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Latin America Bull 2X Shares	0.75%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Russia Bull 2X Shares	0.75%
Direxion Daily 5G Communications Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bear 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Global Clean Energy Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%

DIREXION ANNUAL REPORT
124

Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	0.75%
Direxion Daily Travel & Vacation Bull 2X Shares	0.75%
Direxion Daily US Infrastructure Bull 2X Shares	0.75%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2023. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Latin America Bull 2X Shares	0.95%
Direxion Daily MSCI Brazil Bull 2X Shares	0.95%
Direxion Daily MSCI India Bull 2X Shares	0.95%
Direxion Daily Russia Bull 2X Shares	0.95%
Direxion Daily 5G Communications Bull 2X Shares	0.95%
Direxion Daily Cloud Computing Bull 2X Shares	0.95%
Direxion Daily Cloud Computing Bear 2X Shares	0.95%
Direxion Daily Energy Bull 2X Shares	0.95%
Direxion Daily Energy Bear 2X Shares	0.95%
Direxion Daily Global Clean Energy Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.95%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	0.95%
Direxion Daily Travel & Vacation Bull 2X Shares	0.95%
Direxion Daily US Infrastructure Bull 2X Shares	0.95%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2022	October 31, 2023	October 31, 2024	Recoupment Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$6,129	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	69,822	45,074	130,155	69,822	245,051
Direxion Daily CSI 300 China A Share Bull 2X Shares	5,454	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	6,137	450	—	—	450	450
Direxion Daily S&P 500® Bull 2X Shares	—	35,971	29,047	41,789	35,971	106,807

DIREXION ANNUAL REPORT
125

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2022	October 31, 2023	October 31, 2024	Recoupment Amount
Direxion Daily Latin America Bull 2X Shares	$—	$19,264	$24,652	$32,689	$19,264	$76,605
Direxion Daily MSCI Brazil Bull 2X Shares	9,051	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	8,911	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	—	—	—	—	—	—
Direxion Daily 5G Communications Bull 2X Shares	—	16,237	—	—	16,237	16,237
Direxion Daily Cloud Computing Bull 2X Shares	—	17,799	—	—	17,799	17,799
Direxion Daily Cloud Computing Bear 2X Shares	—	31,061	—	—	31,061	31,061
Direxion Daily Energy Bull 2X Shares	95,036	1,215	—	—	1,215	1,215
Direxion Daily Energy Bear 2X Shares	—	11,909	21,811	28,222	11,909	61,942
Direxion Daily Global Clean Energy Bull 2X Shares	—	19,710	—	—	19,710	19,710
Direxion Daily Gold Miners Index Bull 2X Shares	—	7,397	—	—	7,397	7,397
Direxion Daily Gold Miners Index Bear 2X Shares	655	9,698	—	—	9,043	9,043
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	5,321	248	21,776	24,009	248	46,033
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	151,951	2,261	—	—	2,261	2,261
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	2,028	2,524	21,966	33,028	2,524	57,518
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	—	15,215	—	—	15,215	15,215
Direxion Daily Travel & Vacation Bull 2X Shares	—	14,391	—	—	14,391	14,391
Direxion Daily US Infrastructure Bull 2X Shares	—	14,240	—	—	14,240	14,240

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2021 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

DIREXION ANNUAL REPORT
126

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2021:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$136,696,653	$—	$13,634	$(5,221,164)
Direxion Daily S&P 500® Bear 1X Shares	—	—	134,847,535	—	—	(9,390,270)
Direxion Daily CSI 300 China A Share Bull 2X Shares	51,544,327	—	66,744,076	—	7,205,485	(34,946)
Direxion Daily CSI China Internet Index Bull 2X Shares	228,467,074	—	121,973,563	—	—	(34,285,915)
Direxion Daily S&P 500® Bull 2X Shares	57,952,897	—	13,185,764	—	3,329,360	—
Direxion Daily Latin America Bull 2X Shares	3,564,444	—	15,934,144	—	—	(3,810,715)
Direxion Daily MSCI Brazil Bull 2X Shares	152,607,404	—	119,590,022	—	—	(29,990,083)
Direxion Daily MSCI India Bull 2X Shares	17,220,837	—	72,855,266	—	21,062,783	(29,463)
Direxion Daily Russia Bull 2X Shares	27,711,680	—	48,412,858	—	16,938,620	(276,339)
Direxion Daily 5G Communications Bull 2X Shares	—	4,259,872	780,900	—	64,993	—
Direxion Daily Cloud Computing Bull 2X Shares	—	16,431,648	10,672,497	—	2,637,218	—
Direxion Daily Cloud Computing Bear 2X Shares	—	—	14,136,454	—	—	(1,752,396)
Direxion Daily Energy Bull 2X Shares	—	392,246,075	214,366,034	—	128,311,888	—
Direxion Daily Energy Bear 2X Shares	—	—	47,423,432	—	—	(8,694,079)
Direxion Daily Global Clean Energy Bull 2X Shares	5,390,697	—	2,127,044	—	952,502	—
Direxion Daily Gold Miners Index Bull 2X Shares	398,915,161	—	459,207,566	—	2,303,850	(100,272,216)
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	72,291,715	—	9,723,460	(1,135,540)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	173,441,564	—	462,535,858	—	5,165,227	(67,280,857)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	86,149,644	—	6,493,809	(8,010,592)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	16,644,500	—	38,747,933	—	8,829,205	(73,573)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	322,121,938	584,344,226	—	482,313,780	—

DIREXION ANNUAL REPORT
127

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	$—	$—	$132,958,423	$—	$—	$(38,699,070)
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	—	6,669,833	1,319,282	—	209,900	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	11,277,504	1,282,736	—	—	(16,171)
Direxion Daily US Infrastructure Bull 2X Shares	—	4,470,052	1,094,541	—	299,244	(3,166)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds during the period ended October 31, 2021.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2021, the Funds were invested in swap contracts. At October 31, 2021, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$13,634	$13,634
Direxion Daily CSI 300 China A Share Bull 2X Shares	7,205,485	7,205,485
Direxion Daily S&P 500® Bull 2X Shares	3,329,360	3,329,360
Direxion Daily MSCI India Bull 2X Shares	21,062,783	21,062,783
Direxion Daily Russia Bull 2X Shares	16,938,620	16,938,620
Direxion Daily 5G Communications Bull 2X Shares	64,993	64,993
Direxion Daily Cloud Computing Bull 2X Shares	2,637,218	2,637,218
Direxion Daily Energy Bull 2X Shares	128,311,888	128,311,888
Direxion Daily Global Clean Energy Bull 2X Shares	952,502	952,502
Direxion Daily Gold Miners Index Bull 2X Shares	2,303,850	2,303,850
Direxion Daily Gold Miners Index Bear 2X Shares	9,723,460	9,723,460
Direxion Daily Junior Gold Miners Index Bull 2X Shares	5,165,227	5,165,227
Direxion Daily Junior Gold Miners Index Bear 2X Shares	6,493,809	6,493,809
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	8,829,205	8,829,205
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	482,313,780	482,313,780
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	209,900	209,900
Direxion Daily US Infrastructure Bull 2X Shares	299,244	299,244

DIREXION ANNUAL REPORT
128

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$5,221,164	$5,221,164
Direxion Daily S&P 500® Bear 1X Shares	9,390,270	9,390,270
Direxion Daily CSI 300 China A Share Bull 2X Shares	34,946	34,946
Direxion Daily CSI China Internet Index Bull 2X Shares	34,285,915	34,285,915
Direxion Daily Latin America Bull 2X Shares	3,810,715	3,810,715
Direxion Daily MSCI Brazil Bull 2X Shares	29,990,083	29,990,083
Direxion Daily MSCI India Bull 2X Shares	29,463	29,463
Direxion Daily Russia Bull 2X Shares	276,339	276,339
Direxion Daily Cloud Computing Bear 2X Shares	1,752,396	1,752,396
Direxion Daily Energy Bear 2X Shares	8,694,079	8,694,079
Direxion Daily Gold Miners Index Bull 2X Shares	100,272,216	100,272,216
Direxion Daily Gold Miners Index Bear 2X Shares	1,135,540	1,135,540
Direxion Daily Junior Gold Miners Index Bull 2X Shares	67,280,857	67,280,857
Direxion Daily Junior Gold Miners Index Bear 2X Shares	8,010,592	8,010,592
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	73,573	73,573
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	38,699,070	38,699,070
Direxion Daily Travel & Vacation Bull 2X Shares	16,171	16,171
Direxion Daily US Infrastructure Bull 2X Shares	3,166	3,166

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended October 31, 2021, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$(6,236,161)	$(3,411,971)
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	(43,191,685)	(6,973,039)
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	43,455,209	(20,824,147)
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	(44,271,228)	(56,087,964)
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	8,139,578	1,798,162
Direxion Daily Latin America Bull 2X Shares	Swap Contracts	12,260,230	(3,969,672)
Direxion Daily MSCI Brazil Bull 2X Shares	Swap Contracts	69,966,142	(34,567,728)
Direxion Daily MSCI India Bull 2X Shares	Swap Contracts	69,116,801	(11,759,155)
Direxion Daily Russia Bull 2X Shares	Swap Contracts	30,982,703	15,627,339
Direxion Daily 5G Communications Bull 2X Shares	Swap Contracts	(8,918)	64,993
Direxion Daily Cloud Computing Bull 2X Shares	Swap Contracts	1,558,038	2,637,218
Direxion Daily Cloud Computing Bear 2X Shares	Swap Contracts	(5,879,912)	(1,752,396)
Direxion Daily Energy Bull 2X Shares	Swap Contracts	222,640,569	178,856,484
Direxion Daily Energy Bear 2X Shares	Swap Contracts	(38,073,006)	(16,329,694)
Direxion Daily Global Clean Energy Bull 2X Shares	Swap Contracts	(38,814)	952,502
Direxion Daily Gold Miners Index Bull 2X Shares	Swap Contracts	78,375,644	(318,026,227)
Direxion Daily Gold Miners Index Bear 2X Shares	Swap Contracts	8,499,717	17,699,304
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Swap Contracts	(959,897)	(242,177,306)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	Swap Contracts	7,764,779	16,618,639
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Swap Contracts	25,087,885	(4,804,239)

DIREXION ANNUAL REPORT
129

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Swap Contracts	$304,064,919	$633,573,808
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Swap Contracts	(86,858,681)	(55,088,450)
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	Swap Contracts	398,999	209,900
Direxion Daily Travel & Vacation Bull 2X Shares	Swap Contracts	(737,721)	(16,171)
Direxion Daily US Infrastructure Bull 2X Shares	Swap Contracts	14,285	296,078

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended October 31, 2021, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$160,591,294
Direxion Daily S&P 500® Bear 1X Shares	—	126,232,825
Direxion Daily CSI 300 China A Share Bull 2X Shares	221,972,507	—
Direxion Daily CSI China Internet Index Bull 2X Shares	209,274,710	—
Direxion Daily S&P 500® Bull 2X Shares	30,799,828	—
Direxion Daily Latin America Bull 2X Shares	34,302,543	—
Direxion Daily MSCI Brazil Bull 2X Shares	267,311,664	—
Direxion Daily MSCI India Bull 2X Shares	136,105,732	—
Direxion Daily Russia Bull 2X Shares	84,973,007	—
Direxion Daily 5G Communications Bull 2X Shares	3,989,986	—
Direxion Daily Cloud Computing Bull 2X Shares	26,487,069	—
Direxion Daily Cloud Computing Bear 2X Shares	—	24,360,688
Direxion Daily Energy Bull 2X Shares	610,949,617	—
Direxion Daily Energy Bear 2X Shares	—	64,607,024
Direxion Daily Global Clean Energy Bull 2X Shares	4,789,380	—
Direxion Daily Gold Miners Index Bull 2X Shares	1,397,684,096	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	174,175,848
Direxion Daily Junior Gold Miners Index Bull 2X Shares	1,009,403,858	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	161,142,180
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	65,876,622	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	927,624,841	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	118,333,623
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	3,971,911	—
Direxion Daily Travel & Vacation Bull 2X Shares	7,858,268	—
Direxion Daily US Infrastructure Bull 2X Shares	3,156,617	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay

DIREXION ANNUAL REPORT
130

associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns

DIREXION ANNUAL REPORT
131

and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  ADDITIONAL INFORMATION

On January 11, 2021 shares of the following Fund were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock split has

DIREXION ANNUAL REPORT
132

no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1/11/21	5	:1	218.48	43.70	264,729	1,323,645

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 8, 2021, certain Funds declared capital gain distributions with an ex-date of December 9, 2021 and payable date of December 16, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short Term Capital Gain Distribution	Per Share Long Term Capital Gain Distribution
Direxion Daily CSI 300 China A Share Bull 2X Shares	$0.69349	$0.00000
Direxion Daily S&P 500® Bull 2X Shares	2.26798	0.00000
Direxion Daily 5G Communications Bull 2X Shares	0.02896	0.00184
Direxion Daily Cloud Computing Bull 2X Shares	1.01865	0.00000
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.98046	0.00000
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	1.18072	0.00000
Direxion Daily US Infrastructure Bull 2X Shares	0.05361	0.00000

On December 20, 2021, certain Funds declared income distributions with an ex-date of December 21, 2021 and payable date of December 29, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bull 2X Shares	$0.94217
Direxion Daily Latin America Bull 2X Shares	0.67444
Direxion Daily MSCI Brazil Bull 2X Shares	3.58843
Direxion Daily MSCI India Bull 2X Shares	1.40326
Direxion Daily 5G Communications Bull 2X Shares	0.08837
Direxion Daily Energy Bull 2X Shares	0.18535
Direxion Daily Global Clean Energy Bull 2X Shares	0.04624
Direxion Daily US Infrastructure Bull 2X Shares	0.00398

DIREXION ANNUAL REPORT
133

Direxion Shares ETF Trust

Effective December 1, 2021, the following table under "Principal Officers of the Trust" is replaced in its entirety as indicated below.

Supplement dated December 1, 2021 to the
Statements of Additional Information ("SAI")
for each series of the Direxion Shares ETF Trust (the "Trust")

The following table under "Principal Officers of the Trust" for each of the Trust's SAIs is replaced in its entirety as indicated below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director, Rafferty Asset Management, LLC, January 1999-January 2019.	N/A	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer	One Year; Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			Chief Operating Officer, Rafferty Asset Management, LLC, since May 2021; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012.	N/A	N/A
Corey Noltner Age: 32	Principal Financial Officer	One Year; Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since 2015.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 105 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your SAI.

DIREXION ANNUAL REPORT
134

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Latin America Bull 2X Shares, Direxion Daily MSCI Brazil Bull 2X Shares, Direxion Daily MSCI India Bull 2X Shares, Direxion Daily Russia Bull 2X Shares, Direxion Daily 5G Communications Bull 2X Shares, Direxion Daily Cloud Computing Bull 2X Shares, Direxion Daily Cloud Computing Bear 2X Shares, Direxion Daily Energy Bull 2X Shares, Direxion Daily Energy Bear 2X Shares, Direxion Daily Global Clean Energy Bull 2X Shares, Direxion Daily Gold Miners Index Bull 2X Shares, Direxion Daily Gold Miners Index Bear 2X Shares, Direxion Daily Junior Gold Miners Index Bull 2X Shares, Direxion Daily Junior Gold Miners Index Bear 2X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares, Direxion Daily Select Large Caps & FANGs Bull 2X Shares, Direxion Daily Travel & Vacation Bull 2X Shares, Direxion Daily US Infrastructure Bull 2X Shares and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Latin America Bull 2X Shares, Direxion Daily MSCI Brazil Bull 2X Shares, Direxion Daily MSCI India Bull 2X Shares, Direxion Daily Russia Bull 2X Shares, Direxion Daily 5G Communications Bull 2X Shares, Direxion Daily Cloud Computing Bull 2X Shares, Direxion Daily Cloud Computing Bear 2X Shares, Direxion Daily Energy Bull 2X Shares, Direxion Daily Energy Bear 2X Shares, Direxion Daily Global Clean Energy Bull 2X Shares, Direxion Daily Gold Miners Index Bull 2X Shares, Direxion Daily Gold Miners Index Bear 2X Shares, Direxion Daily Junior Gold Miners Index Bull 2X Shares, Direxion Daily Junior Gold Miners Index Bear 2X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares, Direxion Daily Select Large Caps & FANGs Bull 2X Shares, Direxion Daily Travel & Vacation Bull 2X Shares and Direxion Daily US Infrastructure Bull 2X Shares (collectively referred to as the "Funds"), (25 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (25 of the funds constituting Direxion Shares ETF Trust) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Russia Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Direxion Daily CSI China Internet Index Bull 2X Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021 and the period from November 2, 2016 (commencement of operations) through October 31, 2017

DIREXION ANNUAL REPORT
135

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021 and the period from April 19, 2018 (commencement of operations) through October 31, 2018
Direxion Daily 5G Communications Bull 2X Shares Direxion Daily Travel & Vacation Bull 2X Shares	For the period from June 10, 2021 (commencement of operations) through October 31, 2021
Direxion Daily Cloud Computing Bull 2X Shares Direxion Daily Cloud Computing Bear 2X Shares	For the period from January 8, 2021 (commencement of operations) through October 31, 2021
Direxion Daily Global Clean Energy Bull 2X Shares	For the period from July 29, 2021 (commencement of operations) through October 31, 2021
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	For the period from September 30, 2021 (commencement of operations) through October 31, 2021
Direxion Daily US Infrastructure Bull 2X Shares	For the period from September 23, 2021 (commencement of operations) through October 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 22, 2021

DIREXION ANNUAL REPORT
136

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 2X Shares	9.55%	9.55%	0.00%	88.64%
Direxion Daily Latin America Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI Brazil Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI India Bull X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily 5G Communications Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Cloud Computing Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Cloud Computing Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Energy Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Global Clean Energy Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.61%	0.61%	0.00%	100.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Select Large Caps & FANGs Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxon Daily Travel & Vacation Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily US Infrastructure Bull 2X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2021. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT
137

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Direxion Daily Select Large Caps & FANGs Bull 2X Shares at the November 24, 2020 meeting, the Direxion Daily 5G Communications Bull 2X Shares at the February 10, 2021 meeting, and the Direxion Daily Global Clean Energy Bull 2X Shares, Direxion Daily Travel & Vacation Bull 2X Shares and Direxion Daily US Infrastructure Bull 2X Shares at the May 18, 2021 meeting, each a series of the Trust. Each series of the Trust listed above is referred to herein as a "Fund" and collectively as the "Funds." The Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the Funds. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the projected profitability to the Adviser based upon its services to be provided to the Fund; (3) the extent to which economies of scale might be realized as the Fund grows; (4) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Funds. The Board considered the Adviser's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provide compliance services to the Funds. The Board observed that because the Funds had not commenced operations, they did not have any prior performance history. Under the totality of the circumstances, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Funds under the Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to the Adviser by the Funds, including in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including as limited by the Operating Expense Limitation Agreement. The Board considered the proposed advisory fee rate and net expense ratio for each Fund was similar to those of comparable exchange-traded funds and to those of similar series of the Trust.

The Board further considered the overall profitability of the Adviser's investment business and, because the Funds had not commenced operations and the Adviser had no prior profit data related to the Funds, the Board considered the break-even analysis provided by the Adviser for each Fund. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk. The Board also considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services to be provided and any profits that may be realized under the Agreement was not excessive.

Economies of Scale.  The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies of scale are reflected in contractual fee rates. Noting that the Funds had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the Agreement.

DIREXION ANNUAL REPORT
138

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Other Benefits.  The Board considered the Adviser's representation that its relationship with the Funds may enable it to attract assets to the other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades. Based on these and other considerations, the Board determined that such benefits to the Adviser would likely not be material and, overall, would be reasonable.

Conclusion.  The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

DIREXION ANNUAL REPORT
139

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Latin America Bull 2X Shares, Direxion Daily MSCI Brazil Bull 2X Shares, Direxion Daily MSCI India Bull 2X Shares, Direxion Daily Russia Bull 2X Shares, Direxion Daily Energy Bull 2X Shares, Direxion Daily Energy Bear 2X Shares, Direxion Daily Gold Miners Index Bull 2X Shares, Direxion Daily Gold Miners Index Bear 2X Shares, Direxion Daily Junior Gold Miners Index Bull 2X Shares, Direxion Daily Junior Gold Miners Index Bear 2X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares, and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At a meeting held on August 18, 2021, the Board, including the trustees who are not "interested persons" of the ETF Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 4, 2021 and August 18, 2021.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention required by the Adviser due to the frequent and large trading activity in the Funds;

•  The Adviser's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception, if shorter;

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the consolidated financial condition of the Adviser and the profitability of the Adviser; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their annual review of the Agreement since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

DIREXION ANNUAL REPORT
140

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services provided, and to be provided by the Adviser, under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that such personnel, systems and processes may not be present at other investment advisers. The Board considered, as applicable: (1) the Adviser's success in achieving each Fund's daily leveraged investment objective or daily inverse leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train, and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees.  The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive. From this perspective, the Board noted the cost effectiveness for investors of employing the Funds to achieve certain investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling a broad and diverse Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant in 2019 had advised the Board on the Peer Group selection methodology and that the methodology employed in 2021 was consistent with that suggested by the independent consultant.

The Board noted that the comparison reports included the contractual advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

DIREXION ANNUAL REPORT
141

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Performance of the Funds.  The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2021 and June 30, 2020 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's daily returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2021. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within reasonable ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and Tracking Error were more meaningful indicia of the quality of the Advisor's management than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser.  The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, the Board acknowledged that it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale.  The Board considered the current breakpoints included in the Advisory Fee Waiver Agreement, which provide for reduced advisory fee rates for certain Funds when the assets of such Funds reach certain levels. The Board also considered the Adviser's explanation as to why these breakpoints appropriately reflect the Funds' economies of scale. In considering the asset levels of the Funds that have no breakpoints in the Advisory Fee Waiver Agreement with the Adviser, the Board considered the fact that the size of these Funds often increases and decreases significantly, making economies of scale elusive.

Other Benefits.  The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT
142

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Direxion Shares ETF Trust (the "Trust"), on behalf of each series of the Trust (the "Funds"), established a liquidity risk management program (the "Liquidity Program") to assess and manage each Fund's liquidity risk, which is the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund.

At its November 19, 2021 meeting, the Board of Trustees (the "Board") of the Trust reviewed the Liquidity Program. The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds, as the Liquidity Program administrator. At the meeting, Rafferty Asset Management, LLC provided the Board with a written report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program (the "Report"). The Report covered the period from November 1, 2020 through October 31, 2021 (the "Report Period"). The Report noted the following:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The Report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The Report stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks.

DIREXION ANNUAL REPORT
143

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer of Rafferty Asset Management, LLC, since 2021 – present; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	108	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	108	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	108	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
144

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	108	None.
Kathleen M. Berkery Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor.	108	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
145

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	108	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust, and the Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
146

THIS PAGE INTENTIONALLY LEFT BLANK

147

THIS PAGE INTENTIONALLY LEFT BLANK

148

THIS PAGE INTENTIONALLY LEFT BLANK

149

ANNUAL REPORT OCTOBER 31, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2021

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	14
Expense Example (Unaudited)	54
Allocation of Portfolio Holdings (Unaudited)	57
Schedules of Investments	58
Statements of Assets and Liabilities	121
Statements of Operations	131
Statements of Changes in Net Assets	141
Financial Highlights	161
Notes to the Financial Statements	167
Report of Independent Registered Public Accounting Firm	207
Supplemental Information (Unaudited)	210
Board Review of Investment Advisory Agreement (Unaudited)	212
Board Review of Liquidity Risk Management Program (Unaudited)	215
Trustees and Officers (Unaudited)	216

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2020 to October 31, 2021 (the "Annual Period").

Market Review:

Worsening COVID-19 case counts in the US, on the heels of a resurgence of the virus in Europe, bore fears of a second wave, all while hopes of a vaccine began to materialize to start the Annual Period. As a result, equity markets ended down for October. The election of Joseph Biden, as President of the United States, generated sharp returns for domestic equity markets in November, which was in stark contrast to what was widely expected if a Democrat were to win the race. A pledge of essentially unlimited monetary support from the Federal Reserve, coupled with stimulus for families and small businesses, served as necessary bolster to an economy reeling from the pandemic. Hopes of an effective vaccine began to emerge in November as well. Emerging markets performed well during the fourth quarter of 2020, largely on the back of U.S. dollar weakness. Equities were mixed amid higher volatility in January, on slower than expected vaccine rollout, frenzied retail trading and further stimulus expectations. Rising bond yields in February became a signal the economy was on the mend. On balance with dovish statements from the Federal Reserve, yields abated somewhat into the end of February as the global economy attempted to navigate the road to a post-COVID economy. Optimism took hold in March of 2021 as promises of a $1.9 trillion fiscal stimulus package, along with a $2 trillion infrastructure package, bolstered hopes for an economic recovery. Spring saw the re-opening trade, as COVID-19 vaccine rollout began to see broad traction, allowing an uptick in economic activity while also bringing inflation data into the broader discussion as the consumer price index rose from 3% to 3.8%. July saw added volatility in equity markets relating to the Delta variant of COVID-19, a more transmissible variant, along with concerns of a moderating economic recovery and tightening regulatory scrutiny in China on its tech sector, which hit emerging markets particularly hard. Despite the headwinds, the S&P 500 continued to post gains through summer on a strong second quarter 2021 earnings season. In August, dovish tones from Federal Reserve Chairman, Jerome Powell, regarding the pace and timing of tapering were enough to offset concerns of inflation running too hot in the near term, and that the COVID-19 Delta variant could potentially derail the ongoing economic recovery. Equities pulled back in September amid concerns that rising inflation would eat into growth, along with a statement from the Federal Reserve that it would announce a plan for tapering its asset purchases at its November meeting. Profit margins and the supply chain were the themes for Q3 earnings. The consumer discretionary sector was the big winner for October, as a broad swathe of companies were able to navigate supply-chain issues while, also maintaining margins that were under threat of being eaten away by rising inflation.

The Federal Reserve continued to keep the federal funds rate at the low range of .00 – .25bps, and pledged to continue through 2023, in hopes fiscal stimulus plans and the development and deployment of vaccines will encourage economic growth. At the end of the Annual Period, 67% of the US population has received at least one dose of a vaccine. The continued low benchmark set by the Federal Reserve, put in place in March of 2019, has increased expectations of inflation. This caused CPI to increase 6.2% through the end of the Annual Period, to a CPI of 276.724, marking the highest rate of inflation in years. This, in turn, drove bond prices lower, and yields even higher. The 2 to 10 year yield curve, which is an indication that short term yields have dropped more than long term yields, increased from .71% to 1.07%. For the Annual Period, the 10 year treasury yield finished at 1.55%, as the market rallied back from pandemic lows.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who

DIREXION ANNUAL REPORT

understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 300% of the return of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -300% of the return of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

DIREXION ANNUAL REPORT

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares seeks to provide 300% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 400 mid-sized companies in the United States. For the Annual Period, the S&P Mid Cap 400® Index returned 48.90%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 193.19%, while the model indicated an expected return of 199.94%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 42.91%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 171.57%, while the model indicated an expected return of 177.71%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily S&P 500® Bear 3X Shares returned -69.21%, while the model indicated an expected return of -69.02%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 50.80%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned 190.83%, while the model indicated an expected return of 197.44%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Small Cap Bear 3X Shares returned -78.38%, while the model indicated an expected return of -78.18%.

DIREXION ANNUAL REPORT

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Annual Period, the FTSE China 50 Index returned -4.97%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned -32.82%, while the model indicated an expected return of -33.19%. The Direxion Daily FTSE China Bear 3X Shares returned -19.37%, while the model indicated an expected return of -15.30%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Annual Period, the FTSE Developed Europe All Cap Index returned 42.33%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned 165.99%, while the model indicated an expected return of 173.18%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large-and mid-capitalizations securities across 24 emerging markets countries. For the Annual Period, the MSCI Emerging Market IndexSM returned 16.96%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 36.04%, while the model indicated an expected return of 39.75%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -47.65%, while the model indicated an expected return of -46.91%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Annual Period, the MSCI Mexico IMI 25/50 Index returned 45.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Mexico Bull 3X Shares returned 160.49%, while the model indicated an expected return of 163.11%.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Annual Period, the MSCI Korea 25/50 Index returned 25.00%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI South Korea Bull 3X Shares returned 56.80%, while the model indicated an expected return of 61.43%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned 40.01%. Given the daily investment objectives of the ETFs and the path dependency

DIREXION ANNUAL REPORT

of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Aerospace & Defense Bull 3X Shares returned 132.19% for the same period, while the model indicated an expected return of 138.81%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Consumer Discretionary Bull 3X Shares seeks to provide 300% of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. For the Annual Period, the Consumer Discretionary Select Sector Index returned 41.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Discretionary Bull 3X Shares returned 154.94% for the same period, while the model indicated an expected return of 161.70%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Dow Jones Internet Bull 3X Shares and the Direxion Daily Dow Jones Internet Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. For the Annual Period, the Dow Jones Internet Composite Index returned 31.46%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Dow Jones Internet Bull 3X Shares returned 91.18%, while the model indicated an expected return of 95.83%. The Direxion Daily Dow Jones Internet Bear 3X Shares returned -67.47%, while the model indicated an expected return of -67.22%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 1000® Index – Financials. The Russell 1000® Index – Financials is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. This includes companies that are classified as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, and real estate, including real estate investment trusts (REITS). For the Annual Period, the Russell 1000® Index – Financials returned 70.87%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 332.26%, while the model indicated an expected return of 343.42%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Financial Bear 3X Shares returned -84.47%, while the model indicated an expected return of -84.42%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Annual Period, the Health Care Select Sector Index returned 33.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned 122.57%, while the model indicated an expected return of 128.45%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home

DIREXION ANNUAL REPORT

construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Annual Period, the Dow Jones U.S. Select Home Construction Index returned 39.76%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares 110.41%, while the model indicated an expected return of 152.61%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Annual Period, the Industrials Select Sector Index returned 39.83%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Industrials Bull 3X Shares returned 146.14%, while the model indicated an expected return of 137.02%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI US IMI Real Estate 25/50 Index. The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). For Annual Period, the MSCI US IMI Real Estate 25/50 Index returned 47.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned 192.60%, while the model indicated an expected return of 199.68%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -73.23%, while the model indicated an expected return of -73.09%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the Annual Period, the S&P Pharmaceuticals Select Industry Index returned 9.58%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned 14.91%, while the model indicated an expected return of 17.97%.

The Direxion Daily Regional Banks Bull 3X Shares seeks to provide 300% of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Annual Period, the S&P Regional Banks Select Industry Index returned 77.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned 290.09%, while the model indicated an expected return of 301.33%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index, respectively. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Annual Period, the S&P Retail Select Industry Index returned 91.17%. Given the daily investment

DIREXION ANNUAL REPORT

objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned 389.07%, while the model indicated an expected return of 400.59%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily S&P 500® High Beta Bull 3X Shares and the Direxion Daily S&P 500® High Beta Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® High Beta Index. The S&P 500® High Beta Index selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. For the Annual Period, the S&P 500® High Beta Index returned 88.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® High Beta Bull 3X Shares returned 423.32%, while the model indicated an expected return of 437.98%. The Direxion Daily S&P 500® High Beta Bear 3X Shares returned -91.03%, while the model indicated an expected return of -90.92%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Annual Period, the S&P Biotechnology Select Industry Index returned 11.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -0.50%, while the model indicated an expected return of 1.90%. The Direxion Daily S&P Biotech Bear 3X Shares returned -60.87%, while the model indicated an expected return of -60.18%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the PHLX Semiconductor Sector Index. The PHLX Semiconductor Sector Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. From November 1, 2020 through August 24, 2021, the PHLX Semiconductor Index returned 50.46%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 163.75%, while the model indicated an expected return of 168.96%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Semiconductor Bear 3X Shares returned -81.98%, while the model indicated an expected return of -81.73%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE Semiconductor Index. The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. From August 25, 2021 through October 31, 2021, the ICE Semiconductor Index returned 3.87%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 8.90%, while the model indicated an expected return of 9.42%. The Direxion Daily Semiconductor Bear 3X Shares returned -14.93%, while the model indicated an expected return of -14.83%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Annual Period, the Technology Select Sector Index returned 47.19%. Given the daily investment objectives

DIREXION ANNUAL REPORT

of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 179.53%, while the model indicated an expected return of 187.00%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Technology Bear 3X Shares returned -74.86%, while the model indicated an expected return of -74.66%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones Transportation Average. The Dow Jones Transportation Average is provided by Dow Jones U.S. Index and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). For the Annual Period, the Dow Jones Transportation Average returned 44.91%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Transportation Bull 3X Shares returned 168.57%, while the model indicated an expected return of 175.49%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Annual Period, the Utilities Select Sector Index returned 10.68%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Utilities Bull 3X Shares returned 22.72%, while the model indicated an expected return of 26.19%.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -3.79%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned -12.64%, while the model indicated an expected return of -11.31%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned 7.53%, while the model indicated and an expected return of 10.42%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned -5.50%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned -19.90%, while the model indicated an expected return of -18.45%. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned 2.74%, while the model indicated an expected return of 5.56%.

Index Volatility:

After the initial onslaught of the equity sell off during the height of the pandemic, the CBOE Volatility Index reached a low point in October 2021, trading around 15, which was a remarkable improvement from the index peak that touched 37 in late January 2021. The decline was a result of the decreasing case counts, an increase in vaccinations, and the passing of

DIREXION ANNUAL REPORT

the initial uncertainty in the equity market. However, upon entering the Annual Period, the volatility spiked and the downward trend was due to the failure to agree on an economic aid package before the November 3rd election by lawmakers. Volatility spiked once again in mid-February, following the tech sector's rout due to the fear of rising 10 year rates. The tech and work from home thematic names, which were some of the best performing stocks during the pandemic in the prior year, were hit the hardest by the uptick in the interest rates. The rates have since stabilized through the summer, but continued to decrease through Period end. This further emphasized inflation fears. Even though the CBOE Volatility Index finished the period at 16.53, volatility is slated to remain tied to geopolitical risk, as the U.S. and world leaders continue to adjust to the pandemic and inflation fears.

Index	Return	Volatility
S&P Mid Cap 400® Index	48.90%	17.84%
S&P 500® Index	42.91%	12.75%
Russell 2000® Index	50.80%	21.78%
FTSE China 50 Index	-4.97%	25.24%
FTSE Developed Europe All Cap Index	42.33%	14.65%
MSCI Emerging Markets IndexSM	16.96%	18.30%
MSCI Mexico IMI 25/50 Index	45.78%	21.07%
MSCI Korea 25/50 Index	25.00%	22.61%
Dow Jones U.S. Select Aerospace & Defense Index	40.01%	21.66%
Consumer Discretionary Select Sector Index	41.78%	16.75%
Dow Jones Internet Composite Index[1]	31.46%	22.19%
Russell 1000® Index – Financials	70.87%	19.84%
Health Care Select Sector Index	33.82%	12.59%
Dow Jones U.S. Select Home Construction Index	39.76%	27.82%
Industrials Select Sector Index	39.83%	16.25%
MSCI US IMI Real Estate 25/50 Index	47.63%	14.47%
S&P Pharmaceuticals Select Industry Index	9.58%	19.16%
S&P Regional Banks Select Industry Index	77.28%	33.64%
S&P Retail Select Industry Index	91.17%	33.15%
S&P 500® High Beta Index	88.66%	27.47%
S&P Biotechnology Select Industry Index	11.16%	31.64%
PHLX Semiconductor Sector Index[1]	50.46%	31.04%
ICE Semiconductor Index[2]	3.87%	20.69%
Technology Select Sector Index	47.19%	18.68%
Dow Jones Transportation AverageTM	44.91%	18.17%
Utilities Select Sector Index	10.68%	15.51%
ICE U.S. Treasury 7-10 Year Bond Index	-3.79%	4.81%
ICE U.S. Treasury 20+ Year Bond Index	-5.50%	12.89%

1  November 1, 2020 through August 24, 2021

2  August 25, 2021 through October 31, 2021

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Nolter
Principal Executive Officer	Principal Financial Officer
DIREXION ANNUAL REPORT

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2021 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Mid Cap Bull 3X Shares (NAV)	193.19%	20.98%	23.34%	27.23%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	193.28%	21.09%	23.35%	27.33%
S&P Mid Cap 400® Index	48.90%	17.07%	14.89%	13.90%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bull 3X Shares (NAV)	171.57%	45.60%	43.29%	38.91%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	171.07%	45.58%	43.23%	38.90%
S&P 500® Index	42.91%	21.48%	18.93%	16.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bear 3X Shares (NAV)	(69.21)%	(58.07)%	(50.52)%	(45.33)%
Direxion Daily S&P 500® Bear 3X Shares (Market Price)	(69.18)%	(58.08)%	(50.52)%	(45.33)%
S&P 500® Index	42.91%	21.48%	18.93%	16.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bull 3X Shares (NAV)	190.83%	15.00%	22.29%	23.29%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	189.70%	14.98%	22.29%	23.29%
Russell 2000® Index	50.80%	16.47%	15.52%	13.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bear 3X Shares (NAV)	(78.38)%	(61.04)%	(53.24)%	(48.14)%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	(78.33)%	(61.05)%	(53.24)%	(48.17)%
Russell 2000® Index	50.80%	16.47%	15.52%	13.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily FTSE China Bull 3X Shares (NAV)	(32.82)%	(13.58)%	(7.44)%	(6.46)%
Direxion Daily FTSE China Bull 3X Shares (Market Price)	(32.72)%	(13.45)%	(7.43)%	(6.50)%
FTSE China 50 Index	(4.97)%	4.44%	5.31%	4.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.38%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily FTSE China Bear 3X Shares (NAV)	(19.37)%	(37.71)%	(35.52)%	(37.94)%
Direxion Daily FTSE China Bear 3X Shares (Market Price)	(19.30)%	(37.79)%	(35.52)%	(37.92)%
FTSE China 50 Index	(4.97)%	4.44%	5.31%	4.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Performance Summary (Unaudited)

January 22, 20141 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	165.99%	17.20%	16.35%	0.17%
Direxion Daily FTSE Europe Bull 3X Shares (Market Price)	167.21%	17.12%	16.30%	0.15%
FTSE Developed Europe All Cap Index	42.33%	13.03%	11.16%	5.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large, mid, and small cap companies in developed markets in Europe. The performance of FTSE Developed Europe All Cap Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bull 3X Shares (NAV)	36.04%	10.01%	6.07%	(4.23)%
Direxion Daily MSCI Emerging Markets Bull 3X Shares (Market Price)	36.46%	9.83%	5.98%	(4.29)%
MSCI Emerging Markets IndexSM	16.96%	12.30%	9.39%	4.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.30%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bear 3X Shares (NAV)	(47.65)%	(47.82)%	(39.57)%	(32.52)%
Direxion Daily MSCI Emerging Markets Bear 3X Shares (Market Price)	(47.42)%	(47.73)%	(39.49)%	(32.49)%
MSCI Emerging Markets IndexSM	16.96%	12.30%	9.39%	4.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.20%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily MSCI Mexico Bull 3X Shares (NAV)	160.49%	(12.76)%	(23.95)%
Direxion Daily MSCI Mexico Bull 3X Shares (Market Price)	162.51%	(12.91)%	(24.02)%
MSCI Mexico IMI 25/50 Index	45.78%	7.32%	0.80%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.46%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large, mid, and small capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI South Korea Bull 3X Shares (NAV)	56.80%	3.21%	0.79%	(3.97)%
Direxion Daily MSCI South Korea Bull 3X Shares (Market Price)	58.02%	3.34%	0.91%	(3.91)%
MSCI Korea 25/50 Index	25.00%	13.29%	9.88%	6.44%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.39%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Aerospace & Defense Bull 3X Shares (NAV)	132.19%	(20.76)%	(3.41)%
Direxion Daily Aerospace & Defense Bull 3X Shares (Market Price)	131.76%	(20.82)%	(3.45)%
Dow Jones U.S. Select Aerospace & Defense Index	40.01%	4.64%	8.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Aerospace & Defense Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Performance Summary (Unaudited)

November 29, 20181 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Consumer Discretionary Bull 3X Shares (NAV)	154.94%	56.79%
Direxion Daily Consumer Discretionary Bull 3X Shares (Market Price)	155.27%	56.71%
Consumer Discretionary Select Sector Index	41.78%	25.37%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.45%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Dow Jones Internet Bull 3X Shares (NAV)	91.18%	87.33%
Direxion Daily Dow Jones Internet Bull 3X Shares (Market Price)	91.62%	87.55%
Dow Jones Internet Composite Index	31.46%	36.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Internet Composite Index is provided by S&P Dow Jones Indices and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Dow Jones Internet Bear 3X Shares (NAV)	(67.47)%	(76.21)%
Direxion Daily Dow Jones Internet Bear 3X Shares (Market Price)	(67.47)%	(76.20)%
Dow Jones Internet Composite Index	31.46%	36.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.25%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Internet Composite Index is provided by S&P Dow Jones Indices and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bull 3X Shares (NAV)	332.26%	36.22%	38.48%	37.68%
Direxion Daily Financial Bull 3X Shares (Market Price)	332.91%	36.32%	38.49%	37.68%
Russell 1000® Index – Financials	70.87%	22.55%	20.01%	17.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Index – Financials measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Index – Financials does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bear 3X Shares (NAV)	(84.47)%	(65.38)%	(56.89)%	(51.41)%
Direxion Daily Financial Bear 3X Shares (Market Price)	(84.41)%	(65.40)%	(56.88)%	(51.40)%
Russell 1000® Financial Services Index	70.87%	22.55%	20.01%	17.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Index – Financials measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Index – Financials does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Healthcare Bull 3X Shares (NAV)	122.57%	33.27%	37.30%	41.46%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	122.25%	33.27%	37.30%	41.01%
Health Care Select Sector Index	33.82%	16.96%	16.87%	16.99%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAV)	110.41%	43.54%	31.95%	12.92%
Direxion Daily Homebuilders & Supplies Bull 3X Shares (Market Price)	110.67%	43.55%	32.18%	12.90%
Dow Jones U.S. Select Home Construction Index	39.76%	33.47%	23.92%	16.38%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Industrials Bull 3X Shares (NAV)	146.14%	21.18%	15.17%
Direxion Daily Industrials Bull 3X Shares (Market Price)	146.08%	21.06%	15.16%
Industrials Select Sector Index	39.83%	16.66%	12.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.46%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industry conglomerates; and machinery. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Real Estate Bull 3X Shares (NAV)	192.60%	12.99%	7.67%	15.97%
Direxion Daily MSCI Real Estate Bull 3X Shares (Market Price)	192.67%	12.69%	7.51%	15.81%
MSCI U.S. REIT IndexSM	51.70%	14.00%	9.72%	10.55%
MSCI U.S. IMI Real Estate 25/50 Index	47.63%	15.84%	11.40%	N/A

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Real Estate Bear 3X Shares (NAV)	(73.23)%	(56.34)%	(43.28)%	(41.40)%
Direxion Daily MSCI Real Estate Bear 3X Shares (Market Price)	(73.20)%	(56.34)%	(43.31)%	(41.40)%
MSCI U.S. REIT IndexSM	51.70%	14.00%	9.72%	10.55%
MSCI U.S. IMI Real Estate 25/50 Index	47.63%	15.84%	11.40%	N/A

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.22%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Performance Summary (Unaudited)

November 15, 20171 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (NAV)	14.91%	(11.67)%	(7.52)%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (Market Price)	15.47%	(11.65)%	(7.48)%
S&P Pharmaceuticals Select Industry Index	9.58%	4.39%	4.76%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.35%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Regional Banks Bull 3X Shares (NAV)	290.09%	(18.72)%	(4.92)%	(6.16)%
Direxion Daily Regional Banks Bull 3X Shares (Market Price)	290.53%	(18.81)%	(5.05)%	(6.16)%
S&P Regional Banks Select Industry Index	77.28%	12.95%	13.05%	11.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Retail Bull 3X Shares (NAV)	389.07%	42.94%	23.47%	37.37%
Direxion Daily Retail Bull 3X Shares (Market Price)	395.67%	43.05%	23.56%	37.37%
S&P Retail Select Industry® Index	91.17%	27.61%	19.09%	15.17%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.18%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Retail Select Industry® Index represents the retail sub-industry portion of the S&P TMI. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE MKT, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Bats BZX, Bats BYX, Bats EDGA, or Bats EDGX exchanges. The Retail Index is a modified equal weight index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
S&P 500® High Beta Bull 3X Shares (NAV)	423.32%	46.63%
S&P 500® High Beta Bull 3X Shares (Market Price)	422.33%	46.68%
S&P 500® High Beta Index	88.66%	37.91%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.24%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® High Beta Index is provided by S&P Dow Jones Indices (the "Index Provider"). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
S&P 500® High Beta Bear 3X Shares (NAV)	(91.03)%	(86.71)%
S&P 500® High Beta Bear 3X Shares (Market Price)	(91.06)%	(86.72)%
S&P 500® High Beta Index	88.66%	37.91%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.23%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® High Beta Index is provided by S&P Dow Jones Indices (the "Index Provider"). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Biotech Bull 3X Shares (NAV)	(0.50)%	2.79%	13.27%	(15.61)%
Direxion Daily S&P Biotech Bull 3X Shares (Market Price)	(0.69)%	2.88%	13.23%	(15.57)%
S&P Biotechnology Select Industry Index	11.16%	16.51%	17.59%	7.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Biotech Bear 3X Shares (NAV)	(60.87)%	(69.73)%	(66.90)%	(60.07)%
Direxion Daily S&P Biotech Bear 3X Shares (Market Price)	(60.66)%	(69.75)%	(66.86)%	(60.06)%
S&P Biotechnology Select Industry Index	11.16%	16.51%	17.59%	7.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Semiconductor Bull 3X Shares (NAV)	187.22%	92.99%	75.43%	57.26%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	187.27%	93.01%	75.45%	57.27%
ICE Semiconductor Index	58.24%	44.06%	33.35%	N/A
PHLX Semiconductor Sector Index	55.57%	44.51%	35.47%	26.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. Semiconductor companies are defined as those classified within the Semiconductors Industry of the ICE Uniform Sector Classification schema. This includes companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. This also includes companies that provide services or equipment associated with semiconductors such as packaging and testing. The Index is rebalanced quarterly and reconstituted annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(84.66)%	(84.58)%	(77.03)%	(67.93)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(84.61)%	(84.58)%	(77.04)%	(67.93)%
ICE Semiconductor Index	58.24%	44.06%	33.35%	N/A
PHLX Semiconductor Sector Index	55.57%	44.51%	35.47%	26.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. Semiconductor companies are defined as those classified within the Semiconductors Industry of the ICE Uniform Sector Classification schema. This includes companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. This also includes companies that provide services or equipment associated with semiconductors such as packaging and testing. The Index is rebalanced quarterly and reconstituted annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bull 3X Shares (NAV)	179.53%	78.97%	72.45%	52.75%
Direxion Daily Technology Bull 3X Shares (Market Price)	178.37%	78.96%	72.42%	52.72%
Technology Select Sector Index	47.19%	34.38%	29.67%	22.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bear 3X Shares (NAV)	(74.86)%	(74.25)%	(66.93)%	(56.59)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(74.83)%	(74.26)%	(66.93)%	(56.59)%
Technology Select Sector Index	47.19%	34.38%	29.67%	22.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Transportation Bull 3X Shares (NAV)	168.57%	22.08%	18.75%
Direxion Daily Transportation Bull 3X Shares (Market Price)	168.48%	22.11%	18.63%
Dow Jones Transportation Average	44.91%	17.72%	14.73%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Transportation Average (DJTTR) is provided by Dow Jones and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Utilities Bull 3X Shares (NAV)	22.72%	8.25%	8.47%
Direxion Daily Utilities Bull 3X Shares (Market Price)	23.65%	8.05%	8.32%
Utilities Select Sector Index	10.68%	11.27%	9.67%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.27%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Utilities Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: electric utilities, multi-utilities, water utilities, independent power producers and energy trades, and gas utilities. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Utilities Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	(12.64)%	14.12%	3.97%	5.72%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	(12.63)%	14.17%	3.98%	5.74%
ICE U.S. Treasury 7-10 Year Bond Index	(3.79)%	6.14%	2.63%	2.95%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.25%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	7.53%	(16.99)%	(8.21)%	(11.42)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	7.82%	(16.95)%	(8.61)%	(11.43)%
ICE U.S. Treasury 7-10 Year Bond Index	(3.79)%	6.14%	2.63%	2.95%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.52%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	(19.90)%	22.81%	4.24%	6.70%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	(19.83)%	22.87%	4.32%	6.72%
ICE U.S. Treasury 20+ Year Bond Index	(5.50)%	11.38%	4.72%	5.17%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.06%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2011 - October 31, 2021

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	2.74%	(36.48)%	(20.77)%	(23.30)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	2.80%	(36.48)%	(20.78)%	(23.31)%
ICE U.S. Treasury 20+ Year Bond Index	(5.50)%	11.38%	4.72%	5.17%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2023 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2021.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2021

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2021 to October 31, 2021" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	0.96%	$1,000.00	$1,048.40	$4.96
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.90%	1,000.00	1,323.10	5.27
Based on hypothetical 5% return	0.90%	1,000.00	1,020.67	4.58
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	703.10	4.08
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	0.90%	1,000.00	992.50	4.52
Based on hypothetical 5% return	0.90%	1,000.00	1,020.67	4.58
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.93%	1,000.00	848.30	4.33
Based on hypothetical 5% return	0.93%	1,000.00	1,020.52	4.74

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	0.95%	$1,000.00	$599.10	$3.83
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,209.50	5.29
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,149.40	5.20
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	805.10	4.32
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,080.10	4.98
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,173.80	5.26
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	628.80	3.94
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	905.80	4.61
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,373.80	5.74
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Dow Jones Internet Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,158.00	5.22
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Dow Jones Internet Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	741.40	4.17
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	0.85%	1,000.00	1,340.10	5.01
Based on hypothetical 5% return	0.85%	1,000.00	1,020.92	4.33
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	641.80	3.93
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,332.00	5.64
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	872.40	4.53
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,051.90	4.97
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily MSCI Real Estate Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,330.40	5.70
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily MSCI Real Estate Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	677.70	4.02
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	0.95%	$1,000.00	$882.60	$4.51
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	0.88%	1,000.00	1,027.50	4.50
Based on hypothetical 5% return	0.88%	1,000.00	1,020.77	4.48
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	962.60	4.80
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily S&P 500® High Beta Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,180.90	5.33
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily S&P 500® High Beta Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	673.10	4.01
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	0.93%	1,000.00	677.10	3.93
Based on hypothetical 5% return	0.93%	1,000.00	1,020.52	4.74
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	1,049.70	4.96
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	0.82%	1,000.00	1,292.30	4.74
Based on hypothetical 5% return	0.82%	1,000.00	1,021.07	4.18
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	604.00	3.84
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.90%	1,000.00	1,493.30	5.66
Based on hypothetical 5% return	0.90%	1,000.00	1,020.67	4.58
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	591.70	3.81
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,068.70	5.01
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,009.30	4.86
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	1,019.50	4.84
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	950.90	4.67
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.87%	1,000.00	1,197.10	4.82
Based on hypothetical 5% return	0.87%	1,000.00	1,020.82	4.43
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.87%	1,000.00	760.30	3.86
Based on hypothetical 5% return	0.87%	1,000.00	1,020.82	4.43

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2021 to October 31, 2021), then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

October 31, 2021

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	7%	—	67%	26%	100%
Direxion Daily S&P 500® Bull 3X Shares	6%	—	70%	24%	100%
Direxion Daily S&P 500® Bear 3X Shares	121%	—	—	(21)%	100%
Direxion Daily Small Cap Bull 3X Shares	30%	—	61%	9%	100%
Direxion Daily Small Cap Bear 3X Shares	113%	—	—	(13)%	100%
Direxion Daily FTSE China Bull 3X Shares	49%	—	61%	(10)%	100%
Direxion Daily FTSE China Bear 3X Shares	112%	—	—	(12)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	37%	—	44%	19%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	54%	—	52%	(6)%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	92%	—	—	8%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	65%	—	1%	34%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	66%	—	44%	(10)%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	19%	71%	—	10%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	24%	46%	—	30%	100%
Direxion Daily Dow Jones Internet Bull 3X Shares	9%	70%	—	21%	100%
Direxion Daily Dow Jones Internet Bear 3X Shares	110%	—	—	(10)%	100%
Direxion Daily Financial Bull 3X Shares	5%	63%	—	32%	100%
Direxion Daily Financial Bear 3X Shares	123%	—	—	(23)%	100%
Direxion Daily Healthcare Bull 3X Shares	8%	69%	—	23%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	9%	57%	—	34%	100%
Direxion Daily Industrials Bull 3X Shares	15%	62%	—	23%	100%
Direxion Daily MSCI Real Estate Bull 3X Shares	(8)%	71%	—	37%	100%
Direxion Daily MSCI Real Estate Bear 3X Shares	126%	—	—	(26)%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	34%	65%	—	1%	100%
Direxion Daily Regional Banks Bull 3X Shares	42%	27%	—	31%	100%
Direxion Daily Retail Bull 3X Shares	4%	71%	—	25%	100%
Direxion Daily S&P 500® High Beta Bull 3X Shares	3%	61%	—	36%	100%
Direxion Daily S&P 500® High Beta Bear 3X Shares	133%	—	—	(33)%	100%
Direxion Daily S&P Biotech Bull 3X Shares	31%	73%	—	(4)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	98%	—	—	2%	100%
Direxion Daily Semiconductor Bull 3X Shares	29%	58%	—	13%	100%
Direxion Daily Semiconductor Bear 3X Shares	112%	—	—	(12)%	100%
Direxion Daily Technology Bull 3X Shares	8%	60%	—	32%	100%
Direxion Daily Technology Bear 3X Shares	134%	—	—	(34)%	100%
Direxion Daily Transportation Bull 3X Shares	30%	41%	—	29%	100%
Direxion Daily Utilities Bull 3X Shares	34%	54%	—	12%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	37%	—	66%	(3)%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	98%	—	—	2%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	37%	—	63%	0%**	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	109%	—	—	(9)%	100%
Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 67.2%
218,395	iShares Core S&P Mid-Cap ETF (a)	$60,855,767
	TOTAL INVESTMENT COMPANIES (Cost $51,524,793)	$60,855,767
SHORT TERM INVESTMENTS - 32.8%
Money Market Funds - 32.8%
16,314,521	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$16,314,521
13,358,247	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	13,358,247
	TOTAL SHORT TERM INVESTMENTS (Cost $29,672,768)	$29,672,768
	TOTAL INVESTMENTS (Cost $81,197,561) - 100.0% (c)	$90,528,535
	Other Assets in Excess of Liabilities - 0.0% (†)(†)	55,640
	TOTAL NET ASSETS - 100.0%	$90,584,175

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $64,626,286.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P MidCap 400® Index	0.5393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	19,425	$44,273,796	$10,361,047
Total return of S&P MidCap 400® Index	0.3858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	51,715	132,401,973	12,853,391
Total return of S&P MidCap 400® Index	0.5858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2021	3,928	10,890,324	86,413
Total return of S&P MidCap 400® Index	0.3858% representing 1 month LIBOR rate + spread	Citibank N.A.	8/16/2022	411	1,132,741	15,826
					$188,698,834	$23,316,677

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 70.4%
5,115,368	iShares Core S&P 500 ETF (a)	$2,358,133,494
	TOTAL INVESTMENT COMPANIES (Cost $2,097,438,569)	$2,358,133,494
SHORT TERM INVESTMENTS - 31.1%
Money Market Funds - 31.1%
524,886,856	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$524,886,856
50,000,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 0.01% (b)	50,000,000
225,604,519	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	225,604,519
Shares		Fair Value
Money Market Funds (continued)
242,369,896	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	$242,369,896
	TOTAL SHORT TERM INVESTMENTS (Cost $1,042,861,271)	$1,042,861,271
	TOTAL INVESTMENTS (Cost $3,140,299,840) - 101.5% (c)	$3,400,994,765
	Liabilities in Excess of Other Assets - (1.5)%	(52,244,529)
	TOTAL NET ASSETS - 100.0%	$3,348,750,236

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,085,583,125.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	0.5158% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	380,438	$1,651,362,298	$104,039,829
Total return of S&P 500® Index	0.5393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	224,708	940,690,610	97,485,867
Total return of S&P 500® Index	0.7258% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	195,788	859,105,892	43,392,615
Total return of S&P 500® Index	0.4358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	211,774	865,960,625	113,409,120
Total return of S&P 500® Index	0.3358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	291,931	1,136,999,291	216,009,511
Total return of S&P 500® Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	75,949	278,947,006	73,320,290
Total return of S&P 500® Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	60,000	228,296,168	49,768,851
Total return of S&P 500® Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	40,000	155,959,974	29,222,009
Total return of S&P 500® Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	33,786	140,028,606	16,207,721
Total return of S&P 500® Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	25,236	104,102,723	12,552,210
Total return of S&P 500® Index	0.5358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	19,798	82,378,836	9,101,906
Total return of S&P 500® Index	0.5500% representing 1 month LIBOR rate + spread	Goldman Sachs	10/26/2022	110,000	482,801,609	23,916,772
					$6,926,633,638	$788,426,701
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 121.4%
Money Market Funds - 121.4%
225,185,648	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$225,185,648
33,101,146	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	33,101,146
213,073,957	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	213,073,957
	TOTAL SHORT TERM INVESTMENTS (Cost $471,360,751) (b)	$471,360,751
	TOTAL INVESTMENTS (Cost $471,360,751) - 121.4%	$471,360,751
	Liabilities in Excess of Other Assets - (21.4)%	(83,004,132)
	TOTAL NET ASSETS - 100.0%	$388,356,619

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $312,793,669.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.1858% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	J.P. Morgan	12/9/2021	106,466	$462,328,569	$(29,334,156)
0.2358% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Barclays	12/9/2021	26,587	119,052,114	(3,419,888)
0.3393% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/9/2021	27,206	118,603,186	(6,776,483)
0.4158% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/9/2021	14,485	63,356,591	(3,395,513)
0.1358% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/13/2021	37,626	154,470,554	(19,813,762)
0.0858% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	3/16/2022	7,742	29,637,856	(6,301,725)
0.0858% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	5/18/2022	14,087	58,473,086	(6,779,766)
0.0858% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	6/15/2022	3,525	14,894,013	(1,413,950)
0.0858% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	9/21/2022	15,257	68,012,950	(2,403,273)
					$1,088,828,919	$(79,638,516)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 61.5%
4,043,016	iShares Russell 2000 ETF (a)(b)	$922,009,799
	TOTAL INVESTMENT COMPANIES (Cost $911,672,338)	$922,009,799
SHORT TERM INVESTMENTS - 58.5%
Money Market Funds - 58.5%
594,369,465	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$594,369,465
12,091,624	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	12,091,624
270,346,979	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	270,346,979
	TOTAL SHORT TERM INVESTMENTS (Cost $876,808,068)	$876,808,068
	TOTAL INVESTMENTS (Cost $1,788,480,406) - 120.0% (e)	$1,798,817,867
	Liabilities in Excess of Other Assets - (20.0)%	(299,299,008)
	TOTAL NET ASSETS - 100.0%	$1,499,518,859

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $939,333,599.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 2000® Index	0.5858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/8/2021	55,000	$122,205,946	$4,330,520
Total return of Russell 2000® Index	0.3858% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	395,000	867,499,634	42,504,695
Total return of Russell 2000® Index	0.4893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	219,135	498,091,269	5,297,042
Total return of Russell 2000® Index	0.3858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	76,269	170,376,868	4,908,780
Total return of Russell 2000® Index	0.3258% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	376,275	821,802,654	45,421,886
Total return of Russell 2000® Index	0.6558% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2021	326,835	726,511,797	24,620,526
Total return of Russell 2000® Index	0.3858% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	75,483	169,053,765	4,836,371
Total return of Russell 2000® Index	0.3858% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	32,905	72,181,790	3,593,442
					$3,447,723,723	$135,513,262

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 113.5%
Money Market Funds - 113.5%
376,900,327	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$376,900,327
195,897,612	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	195,897,612
	TOTAL SHORT TERM INVESTMENTS (Cost $572,797,939) (b)	$572,797,939
	TOTAL INVESTMENTS (Cost $572,797,939) - 113.5%	$572,797,939
	Liabilities in Excess of Other Assets - (13.5)%	(68,014,656)
	TOTAL NET ASSETS - 100.0%	$504,783,283

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $364,454,211.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2893% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/9/2021	84,277	$190,919,584	$(2,691,239)
0.3158% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/9/2021	117,429	250,221,373	(20,179,267)
0.0358% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/13/2021	149,878	331,010,042	(13,942,405)
0.0858% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	J.P. Morgan	12/16/2021	126,106	288,046,165	(2,234,393)
0.1858% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	1/19/2022	118,066	251,239,607	(21,524,642)
0.1858% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	2/16/2022	16,033	34,323,103	(2,716,967)
0.1858% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	7/20/2022	26,093	58,371,963	(1,725,819)
0.1858% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	8/17/2022	21,327	47,844,987	(1,227,287)
					$1,451,976,824	$(66,242,019)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 60.6%
7,241,107	iShares China Large-Cap ETF (a)	$292,033,845
	TOTAL INVESTMENT COMPANIES (Cost $296,637,963)	$292,033,845
SHORT TERM INVESTMENTS - 53.1%
Money Market Funds - 53.1%
249,680,375	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$249,680,375
6,578,251	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	6,578,251
	TOTAL SHORT TERM INVESTMENTS (Cost $256,258,626)	$256,258,626
	TOTAL INVESTMENTS (Cost $552,896,589) - 113.7% (c)	$548,292,471
	Liabilities in Excess of Other Assets - (13.7)%	(66,004,726)
	TOTAL NET ASSETS - 100.0%	$482,287,745

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $384,440,030.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares China Large-Cap ETF	0.7458% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	9,379,987	$383,617,805	$(5,528,610)
Total return of iShares China Large-Cap ETF	0.3393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	1/26/2022	10,850,501	432,156,011	5,287,645
Total return of iShares China Large-Cap ETF	0.4358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	3,348,836	156,040,768	(20,370,659)
Total return of iShares China Large-Cap ETF	0.4358% representing 1 month LIBOR rate + spread	BNP Paribas	7/20/2022	5,055,846	231,929,930	(28,275,432)
					$1,203,744,514	$(48,887,056)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 122.8%
Money Market Funds - 122.8%
24,502,492	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$24,502,492
56,797,300	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	56,797,300
	TOTAL SHORT TERM INVESTMENTS (Cost $81,299,792) (b)	$81,299,792
	TOTAL INVESTMENTS (Cost $81,299,792) - 122.8%	$81,299,792
	Liabilities in Excess of Other Assets - (22.8)%	(15,069,523)
	TOTAL NET ASSETS - 100.0%	$66,230,269

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $57,870,537.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.2158% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/14/2021	289,787	$11,899,139	$210,943
0.1393% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/13/2022	4,636,887	179,102,514	(7,881,541)
					$191,001,653	$(7,670,598)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 44.3%
308,105	Vanguard FTSE Europe ETF (a)	$21,231,516
	TOTAL INVESTMENT COMPANIES (Cost $20,471,174)	$21,231,516
SHORT TERM INVESTMENTS - 58.4%
Money Market Funds - 58.4%
17,329,558	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$17,329,558
10,634,338	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	10,634,338
	TOTAL SHORT TERM INVESTMENTS (Cost $27,963,896)	$27,963,896
	TOTAL INVESTMENTS (Cost $48,435,070) - 102.7% (c)	$49,195,412
	Liabilities in Excess of Other Assets - (2.7)%	(1,271,589)
	TOTAL NET ASSETS - 100.0%	$47,923,823

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,636,847.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	0.7858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	183,065	$11,626,977	$1,161,496
Total return of Vanguard FTSE Europe ETF	0.7858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	84,943	5,894,378	(15,576)
Total return of Vanguard FTSE Europe ETF	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	493,857	30,179,400	4,395,334
Total return of Vanguard FTSE Europe ETF	0.5858% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2021	493,559	33,599,902	493,972
Total return of Vanguard FTSE Europe ETF	0.5393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/21/2021	99,227	6,802,379	34,335
Total return of Vanguard FTSE Europe ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	1/19/2022	269,753	16,188,257	2,729,447
Total return of Vanguard FTSE Europe ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	70,776	4,412,792	551,236
Total return of Vanguard FTSE Europe ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	39,943	2,623,094	169,607
Total return of Vanguard FTSE Europe ETF	0.3358% representing 1 month LIBOR rate + spread	BNP Paribas	8/17/2022	43,157	2,928,649	59,537
					$114,255,828	$9,579,388

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 52.2%
1,733,112	iShares MSCI Emerging Markets ETF (a)(b)	$88,250,063
	TOTAL INVESTMENT COMPANIES (Cost $94,770,229)	$88,250,063
SHORT TERM INVESTMENTS - 55.4%
Money Market Funds - 55.4%
77,563,703	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$77,563,703
16,179,958	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	16,179,958
	TOTAL SHORT TERM INVESTMENTS (Cost $93,743,661)	$93,743,661
	TOTAL INVESTMENTS (Cost $188,513,890) - 107.6% (e)	$181,993,724
	Liabilities in Excess of Other Assets - (7.6)%	(12,812,695)
	TOTAL NET ASSETS - 100.0%	$169,181,029

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $98,337,677.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI Emerging Markets ETF	0.8458% representing 1 month LIBOR rate + spread	UBS Securities LLC	11/23/2021	5,957,465	$307,559,664	$(4,526,389)
Total return of iShares MSCI Emerging Markets ETF	0.4358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	1,277,067	67,166,953	(2,176,524)
Total return of iShares MSCI Emerging Markets ETF	0.3658% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	1,000,000	54,147,828	(3,112,848)
					$428,874,445	$(9,815,761)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 101.5%
Money Market Funds - 101.5%
17,420,717	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$17,420,717
9,560,202	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	9,560,202
	TOTAL SHORT TERM INVESTMENTS (Cost $26,980,919) (b)	$26,980,919
	TOTAL INVESTMENTS (Cost $26,980,919) - 101.5%	$26,980,919
	Liabilities in Excess of Other Assets - (1.5)%	(390,465)
	TOTAL NET ASSETS - 100.0%	$26,590,454

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,913,412.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.3158% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/7/2021	663,448	$33,700,785	$(76,546)
(0.2143)% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	J.P. Morgan	12/9/2021	403,160	22,103,797	1,515,915
0.0858% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/13/2021	500,000	26,077,336	623,577
					$81,881,918	$2,062,946

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 0.8%
2,478	iShares MSCI Mexico ETF (a)(b)	$119,812
	TOTAL INVESTMENT COMPANIES (Cost $122,981)	$119,812
SHORT TERM INVESTMENTS - 102.8%
Money Market Funds - 102.8%
10,814,662	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$10,814,662
3	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	3
4,842,192	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	4,842,192
	TOTAL SHORT TERM INVESTMENTS (Cost $15,656,857)	$15,656,857
	TOTAL INVESTMENTS (Cost $15,779,838) - 103.6% (e)	$15,776,669
	Liabilities in Excess of Other Assets - (3.6)%	(551,464)
	TOTAL NET ASSETS - 100.0%	$15,225,205

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,314,122.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Mexico ETF	0.0358% representing 1 month LIBOR rate + spread	BNP Paribas	12/7/2021	73,273	$3,455,900	$129,018
Total return of iShares MSCI Mexico ETF	0.4858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	403,583	17,276,229	2,375,694
Total return of iShares MSCI Mexico ETF	(0.9143)% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	465,364	20,135,651	2,687,099
					$40,867,780	$5,191,811

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 44.3%
261,797	iShares MSCI South Korea ETF (a)	$20,810,244
	TOTAL INVESTMENT COMPANIES (Cost $21,701,888)	$20,810,244
SHORT TERM INVESTMENTS - 67.4%
Money Market Funds - 67.4%
4,811,247	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$4,811,247
26,888,414	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	26,888,414
	TOTAL SHORT TERM INVESTMENTS (Cost $31,699,661)	$31,699,661
	TOTAL INVESTMENTS (Cost $53,401,549) - 111.7% (c)	$52,509,905
	Liabilities in Excess of Other Assets - (11.7)%	(5,488,012)
	TOTAL NET ASSETS - 100.0%	$47,021,893

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $45,198,538.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI South Korea ETF	0.5893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	438,788	$36,989,020	$(2,160,371)
Total return of iShares MSCI South Korea ETF	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	788,074	63,668,483	(1,052,992)
Total return of iShares MSCI South Korea ETF	0.5358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	286,000	24,327,597	(1,615,976)
					$124,985,100	$(4,829,339)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 71.0%
Computer and Electronic Product Manufacturing - 23.3%
48,717	Aerojet Rocketdyne Holdings, Inc.	$2,144,035
38,233	L3 Harris Technologies, Inc.	8,814,236
36,728	Mercury Computer Systems, Inc. (a)	1,892,961
19,155	Moog, Inc. Class A	1,446,777
24,494	Northrop Grumman Corp.	8,749,746
476,838	Raytheon Technologies Corp.	42,371,825
		65,419,580
Credit Intermediation and Related Activities - 0.2%
31,391	Smith & Wesson Brands, Inc.	674,906
Electrical Equipment, Appliance, and Component Manufacturing - 2.8%
42,955	Axon Enterprise, Inc. (a)	7,730,182
Fabricated Metal Product Manufacturing - 4.3%
62,256	BWX Technologies, Inc.	3,532,405
26,741	Curtiss-Wright Corp.	3,414,291
18,593	RBC Bearings, Inc. (a)	4,349,461
11,513	Sturm, Ruger & Co, Inc.	908,145
		12,204,302
Merchant Wholesalers, Durable Goods - 3.2%
54,848	Hexcel Corp. (a)	3,112,075
26,248	Huntington Ingalls Industries, Inc.	5,321,257
18,211	Kaman Corp.	651,772
		9,085,104
Miscellaneous Manufacturing - 3.3%
123,982	Textron, Inc.	9,156,071
Primary Metal Manufacturing - 2.7%
252,485	Howmet Aerospace, Inc.	7,496,280
Professional, Scientific, and Technical Services - 0.7%
47,418	Maxar Technologies, Inc.	1,258,948
17,434	Parsons Corp. (a)	603,914
		1,862,862
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.9%
40,793	PAE, Inc. (a)	404,666
116,105	Virgin Galactic Holdings, Inc. (a)(b)	2,176,969
		2,581,635
Textile Mills - 0.1%
3,319	National Presto Industries, Inc.	275,975
Transportation Equipment Manufacturing - 29.5%
21,765	AAR Corp. (a)	769,828
15,073	AeroVironment, Inc. (a)	1,343,155
174,237	Boeing Co. (a)	36,072,286
43,186	General Dynamics Corp.	8,755,962
48,232	HEICO Corp.	6,061,798
27,334	HEICO Corp. Class A	3,810,086
81,082	Kratos Defense & Security Solutions, Inc. (a)	1,734,344
33,944	Lockheed Martin Corp.	11,280,270
68,956	Spirit AeroSystems Holdings, Inc.	2,847,193
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
15,092	TransDigm Group, Inc. (a)	$9,414,692
42,256	Triumph Group, Inc. (a)	864,135
		82,953,749
	TOTAL COMMON STOCKS (Cost $197,296,599)	$199,440,646
SHORT TERM INVESTMENTS - 30.1%
Money Market Funds - 30.1%
41,997,632	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$41,997,632
42,555,081	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	42,555,081
	TOTAL SHORT TERM INVESTMENTS (Cost $84,552,713)	$84,552,713
	TOTAL INVESTMENTS (Cost $281,849,312) - 101.1% (e)	$283,993,359
	Liabilities in Excess of Other Assets - (1.1)%	(3,103,212)
	TOTAL NET ASSETS - 100.0%	$280,890,147

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $213,266,395.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.7358% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	3,829	$96,440,047	$4,680,313
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.5358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	6,555	156,325,279	17,202,638
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/20/2021	6,233	166,943,869	(2,565,550)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	3,886	92,843,433	9,924,450
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	1,199	31,869,242	(220,340)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	1,342	35,203,756	250,732
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	712	18,960,094	(157,054)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	630	16,720,219	(96,033)
					$615,305,939	$29,019,156

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 46.1%
Accommodation - 1.6%
1,242	Caesars Entertainment Inc. (a)	$135,949
1,621	Hilton Worldwide Holdings, Inc. (a)	233,343
2,000	Las Vegas Sands Corp. (a)	77,620
1,591	Marriott International, Inc. Class A (a)	254,592
2,326	MGM Resorts International	109,694
967	Penn National Gaming, Inc. (a)	69,237
		880,435
Administrative and Support Services - 1.1%
239	Booking Holdings, Inc. (a)	578,566
Amusement, Gambling, and Recreation Industries - 0.1%
612	Wynn Resorts Ltd. (a)	54,958
Apparel Manufacturing - 0.5%
2,031	Hanesbrands, Inc.	34,608
416	PVH Corp. (a)	45,481
282	Ralph Lauren Corp.	35,862
1,098	Under Armour, Inc. Class A (a)	24,112
1,213	Under Armour, Inc. Class C (a)	22,901
1,896	V F Corp.	138,181
		301,145
Building Material and Garden Equipment and Supplies Dealers - 5.8%
4,112	Lowe's Companies, Inc.	961,468
6,098	The Home Depot, Inc.	2,266,870
		3,228,338
Clothing and Clothing Accessories Stores - 1.5%
1,540	Bath & Body Works, Inc.	106,398
1,252	Gap, Inc.	28,408
2,078	Ross Stores, Inc.	235,230
7,017	TJX Companies, Inc.	459,543
		829,579
Construction of Buildings - 0.9%
1,896	D.R. Horton, Inc.	169,256
1,598	Lennar Corp. Class A	159,688
19	NVR, Inc. (a)	93,001
1,510	PulteGroup, Inc.	72,601
		494,546
Electrical Equipment, Appliance, and Component Manufacturing - 0.1%
365	Whirlpool Corp.	76,953
Electronics and Appliance Stores - 0.3%
1,311	Best Buy Co., Inc.	160,257
Food Services and Drinking Places - 4.6%
164	Chipotle Mexican Grill, Inc. (a)	291,761
758	Darden Restaurants, Inc.	109,258
214	Domino's Pizza, Inc.	104,639
4,343	McDonald's Corp.	1,066,424
6,859	Starbucks Corp.	727,534
1,719	Yum! Brands, Inc.	214,772
		2,514,388
Funds, Trusts, and Other Financial Vehicles - 0.2%
883	Garmin Ltd. ADR (Switzerland)	126,799
Shares		Fair Value
General Merchandise Stores - 2.2%
1,374	Dollar General Corp.	$304,368
1,350	Dollar Tree, Inc. (a)	145,476
2,877	Target Corp.	746,927
		1,196,771
Health and Personal Care Stores - 0.2%
319	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	117,188
Leather and Allied Product Manufacturing - 2.0%
6,362	NIKE, Inc. Class B	1,064,299
1,622	Tapestry, Inc.	63,226
		1,127,525
Management of Companies and Enterprises - 0.1%
2,153	Norwegian Cruise Line Holdings Ltd. ADR (a)	55,375
Merchant Wholesalers, Durable Goods - 0.5%
775	Leggett & Platt, Inc.	36,309
1,573	LKQ Corp. (a)	86,641
325	Mohawk Industries, Inc. (a)	57,593
234	Pool Corp.	120,547
		301,090
Miscellaneous Manufacturing - 0.1%
752	Hasbro, Inc.	72,012
Miscellaneous Store Retailers - 0.6%
737	Etsy, Inc. (a)	184,759
665	Tractor Supply Co.	144,418
		329,177
Motor Vehicle and Parts Dealers - 1.3%
380	Advance Auto Parts, Inc.	85,698
125	AutoZone, Inc. (a)	223,105
947	CarMax, Inc. (a)	129,663
401	O'Reilly Automotive, Inc. (a)	249,550
		688,016
Nonstore Retailers - 9.9%
1,534	Amazon.com, Inc. (a)	5,173,308
3,781	eBay, Inc.	290,078
		5,463,386
Plastics and Rubber Products Manufacturing - 0.1%
2,203	Newell Rubbermaid, Inc.	50,427
Support Activities for Transportation - 0.3%
846	Expedia, Inc. (a)	139,091
Transportation Equipment Manufacturing - 11.5%
1,574	Aptiv PLC ADR (Ireland) (a)	272,129
1,394	BorgWarner, Inc.	62,828
22,824	Ford Motor Co. (a)	389,834
8,445	General Motors Co. (a)	459,661
4,654	Tesla Motors, Inc. (a)	5,184,556
		6,369,008
Water Transportation - 0.4%
4,645	Carnival Corp. ADR (a)	102,933
1,304	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	110,097
		213,030

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.2%
834	Genuine Parts Co.	$109,346
	TOTAL COMMON STOCKS (Cost $22,811,127)	$25,477,406
SHORT TERM INVESTMENTS - 69.9%
Money Market Funds - 69.9%
16,805,629	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$16,805,629
21,827,221	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	21,827,221
	TOTAL SHORT TERM INVESTMENTS (Cost $38,632,850)	$38,632,850
	TOTAL INVESTMENTS (Cost $61,443,977) - 116.0% (c)	$64,110,256
	Liabilities in Excess of Other Assets - (16.0)%	(8,846,746)
	TOTAL NET ASSETS - 100.0%	$55,263,510

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $41,121,131.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Consumer Discretionary Select Sector Index	0.6893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/24/2021	19,489	$36,936,060	$2,659,552
Total return of Consumer Discretionary Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/8/2021	37,751	64,281,693	12,472,000
Total return of Consumer Discretionary Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	250	463,972	44,017
Total return of Consumer Discretionary Select Sector Index	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	1,724	2,678,118	832,684
Total return of Consumer Discretionary Select Sector Index	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	9/21/2022	2,609	4,704,588	597,958
Total return of Consumer Discretionary Select Sector Index	0.5858% representing 1 month LIBOR rate + spread	BNP Paribas	11/16/2022	7,226	14,523,936	158,766
					$123,588,367	$16,764,977

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 69.7%
Administrative and Support Services - 1.2%
8,153	Teladoc Health, Inc. (a)	$1,219,607
Computer and Electronic Product Manufacturing - 3.1%
54,362	Cisco Systems, Inc.	3,042,641
Data Processing, Hosting and Related Services - 1.8%
10,794	Airbnb, Inc. (a)	1,842,104
Data Processing, Hosting, and Related Services - 1.5%
9,976	Match Group, Inc. (a)	1,504,181
Food Services and Drinking Places - 1.0%
4,137	Wayfair, Inc. (a)	1,030,527
Miscellaneous Store Retailers - 1.5%
5,840	Etsy, Inc. (a)	1,464,030
Motion Picture and Sound Recording Industries - 3.8%
5,479	Netflix, Inc. (a)	3,782,209
Nonstore Retailers - 8.2%
1,931	Amazon.com, Inc. (a)	6,512,163
22,353	eBay, Inc.	1,714,922
		8,227,085
Other Information Services - 9.9%
1,274	Alphabet, Inc. Class A (a)	3,772,212
1,194	Alphabet, Inc. Class C (a)	3,540,700
24,274	Pinterest, Inc. (a)	1,083,591
26,982	Twitter, Inc. (a)	1,444,616
		9,841,119
Professional, Scientific, and Technical Services - 13.6%
12,935	Ciena Corp. (a)	702,241
11,606	GoDaddy, Inc. (a)	802,787
26,446	Juniper Networks, Inc.	780,686
14,283	Meta Platforms, Inc. (a)	4,621,550
17,006	Nutanix, Inc. (a)	583,476
5,232	Okta, Inc. (a)	1,293,246
28,197	Snap, Inc. (a)	1,482,598
6,355	Snowflake, Inc. (a)	2,248,653
5,052	VeriSign, Inc. (a)	1,124,929
		13,640,166
Publishing Industries (except Internet) - 16.0%
9,160	Akamai Technologies, Inc. (a)	966,014
20,122	Box, Inc. (a)	519,751
8,361	Citrix Systems, Inc.	792,037
4,127	Coupa Software, Inc. (a)	939,718
9,952	Datadog, Inc. (a)	1,662,482
6,265	DocuSign, Inc. (a)	1,743,487
23,472	Dropbox, Inc. (a)	715,661
12,476	Fastly, Inc. (a)	631,410
12,337	Salesforce.com, Inc. (a)	3,697,276
5,060	Veeva Systems, Inc. (a)	1,604,071
6,280	Workday, Inc. (a)	1,821,074
13,123	ZoomInfo Technologies, Inc. (a)	882,128
		15,975,109
Real Estate - 1.2%
2,016	Zillow Group, Inc. Class A (a)	213,131
9,271	Zillow Group, Inc. Class C (a)	960,754
		1,173,885
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
30,282	CommScope Holding Co., Inc. (a)	$324,320
Support Activities for Transportation - 1.3%
7,631	Expedia, Inc. (a)	1,254,613
Telecommunications - 5.3%
12,943	PayPal Holdings, Inc. (a)	3,010,413
33,678	Vonage Holdings Corp. (a)	542,889
6,451	Zoom Video Communications, Inc. (a)	1,771,767
		5,325,069
	TOTAL COMMON STOCKS (Cost $66,787,668)	$69,646,665
SHORT TERM INVESTMENTS - 29.5%
Money Market Funds - 29.5%
9,034,457	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$9,034,457
8	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	8
20,455,226	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	20,455,226
	TOTAL SHORT TERM INVESTMENTS (Cost $29,489,691)	$29,489,691
	TOTAL INVESTMENTS (Cost $96,277,359) - 99.2% (c)	$99,136,356
	Other Assets in Excess of Liabilities - 0.8%	832,035
	TOTAL NET ASSETS - 100.0%	$99,968,391

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $52,461,500.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones Internet Composite Index	0.6393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	62,492	$62,770,021	$6,448,826
Total return of Dow Jones Internet Composite Index	0.7358% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	47,851	46,828,654	6,084,364
Total return of Dow Jones Internet Composite Index	0.3858% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	55,172	53,189,657	7,928,223
Total return of Dow Jones Internet Composite Index	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	10/31/2022	42,074	46,134,335	522,640
					$208,922,667	$20,984,053

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 109.6%
Money Market Funds - 109.6%
1,801,269	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$1,801,269
3,243,671	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	3,243,671
	TOTAL SHORT TERM INVESTMENTS (Cost $5,044,940) (b)	$5,044,940
	TOTAL INVESTMENTS (Cost $5,044,940) - 109.6%	$5,044,940
	Liabilities in Excess of Other Assets - (9.6)%	(441,200)
	TOTAL NET ASSETS - 100.0%	$4,603,740

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,243,671.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.4393% representing 1 month LIBOR rate + spread	Total return of Dow Jones Internet Composite Index	Bank of America Merrill Lynch	12/13/2022	12,452	$13,372,204	$(437,962)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 62.5%
Administrative and Support Services - 1.5%
52,335	Broadridge Financial Solutions, Inc.	$9,337,087
17,153	FactSet Research System, Inc.	7,614,045
73,504	Moody's Corp.	29,706,642
20,403	Upstart Holdings, Inc. (a)	6,570,582
		53,228,356
Credit Intermediation and Related Activities - 25.5%
163,064	Ally Financial, Inc.	7,784,675
3,355,311	Bank of America Corp.	160,316,760
17,996	Bank of Hawaii Corp.	1,520,662
358,075	Bank of New York Mellon Corp.	21,198,040
55,601	Bank OZK	2,483,697
13,825	BOK Financial Corp.	1,398,675
918,196	Citigroup, Inc.	63,502,435
192,314	Citizens Financial Group, Inc.	9,111,837
60,570	Comerica, Inc.	5,153,901
48,135	Commerce Bancshares, Inc.	3,393,999
3,942	Credit Acceptance Corp. (a)(b)	2,358,144
135,468	Discover Financial Services	15,351,234
63,871	East West Bancorp, Inc.	5,076,467
144,064	F.N.B. Corp.	1,678,346
311,654	Fifth Third Bancorp	13,566,299
2,738	First Citizens BancShares, Inc. Class A	2,228,458
58,890	First Hawaiian, Inc.	1,624,775
247,654	First Horizon National Corp.	4,202,688
80,605	First Republic Bank	17,437,280
663,450	Huntington Bancshares, Inc.	10,442,703
1,345,231	JPMorgan Chase & Co.	228,541,295
431,433	KeyCorp	10,039,446
58,058	M&T Bank Corp.	8,541,493
204,240	New York Community Bancorp, Inc.	2,538,703
92,924	Northern Trust Corp.	11,433,369
47,003	OneMain Holdings, Inc.	2,482,228
52,472	PacWest Bancorp	2,490,846
192,400	People's United Financial, Inc.	3,297,736
33,627	Pinnacle Financial Partners, Inc.	3,247,359
192,219	PNC Financial Services Group, Inc.	40,563,976
35,822	Popular, Inc. ADR	2,917,344
40,403	Prosperity Bancshares, Inc.	3,042,750
435,148	Regions Financial Corp.	10,304,305
62,502	Rocket Cos., Inc.	1,030,033
26,844	Signature Bank	7,994,680
165,237	State Street Corp.	16,284,106
86,443	Sterling Bancorp	2,199,974
25,620	SVB Financial Group (a)	18,379,788
65,695	Synovus Financial Corp.	3,060,730
22,275	TFS Financial Corp.	433,471
608,462	Truist Financial Corp.	38,619,083
608,099	U.S. Bancorp	36,710,937
41,932	UWM Holdings Corp. (b)	285,138
40,725	Webster Financial Corp.	2,278,971
1,874,303	Wells Fargo & Co.	95,889,341
45,621	Western Alliance Bancorp	5,296,142
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
25,639	Wintrust Financial Corp.	$2,269,051
72,243	Zions Bancorp	4,550,587
		914,553,957
Funds, Trusts, and Other Financial Vehicles - 0.2%
237,204	AGNC Investment Corp.	3,776,288
73,443	Carlyle Group, Inc.	4,123,824
		7,900,112
Insurance Carriers and Related Activities - 18.3%
300,033	Aflac, Inc.	16,102,771
6,108	Alleghany Corp. (a)	3,978,629
133,545	Allstate Corp.	16,515,510
30,684	American Financial Group, Inc.	4,174,251
388,806	American International Group, Inc.	22,974,547
101,340	AON PLC ADR (United Kingdom)	32,420,693
172,580	Arch Capital Group Ltd. ADR (a)	7,217,296
92,723	Arthur J. Gallagher & Co.	15,546,865
26,540	Assurant, Inc.	4,281,167
31,846	Assured Guaranty Ltd. ADR	1,770,001
52,243	Athene Holding Ltd. ADR (a)	4,545,663
35,040	Axis Capital Holdings Ltd. ADR	1,824,533
841,216	Berkshire Hathaway, Inc. Class B (a)	241,437,404
37,415	Brighthouse Financial, Inc. (a)	1,879,355
106,099	Brown & Brown, Inc.	6,695,908
197,844	Chubb Limited ADR (Switzerland)	38,654,761
67,801	Cincinnati Financial Corp.	8,233,753
12,500	CNA Financial Corp.	560,750
167,109	Equitable Holdings, Inc.	5,598,152
11,352	Erie Indemnity Co. Class A	2,336,355
17,945	Everest Re Group Ltd. ADR	4,692,618
48,174	First American Financial Corp.	3,523,446
45,320	Globe Life, Inc.	4,034,386
21,698	GoHealth, Inc. (a)	117,169
16,145	Hanover Insurance Group, Inc.	2,034,270
156,955	Hartford Financial Services Group, Inc.	11,446,728
27,178	Kemper Corp.	1,725,259
17,292	Lemonade, Inc. (a)(b)	1,074,871
84,635	Lincoln National Corp.	6,106,415
98,118	Loews Corp.	5,501,476
6,116	Markel Corp. (a)	8,031,103
230,146	Marsh & McLennan Companies, Inc.	38,388,353
12,045	Mercury General Corp.	656,332
328,488	MetLife, Inc.	20,629,046
152,891	MGIC Investment Corp.	2,470,719
126,659	Old Republic International Corp.	3,271,602
17,731	Primerica, Inc.	2,983,063
119,994	Principal Financial Group, Inc.	8,050,398
264,595	Progressive Corp.	25,104,774
174,910	Prudential Financial, Inc.	19,248,846
30,708	Reinsurance Group of America, Inc.	3,626,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
21,092	RenaissanceRe Holdings Ltd. ADR	$2,990,846
113,775	Travelers Companies, Inc.	18,304,122
92,211	Unum Group	2,348,614
50,996	Voya Financial, Inc.	3,557,991
62,477	W.R. Berkley Corp.	4,973,169
1,372	White Mountains Insurance Group Ltd. ADR	1,447,446
58,138	Willis Towers Watson PLC ADR (Ireland)	14,085,675
		657,173,102
Management of Companies and Enterprises - 0.2%
25,834	Cullen/Frost Bankers, Inc.	3,345,503
99,490	Umpqua Holdings Corp.	2,034,570
		5,380,073
Merchant Wholesalers, Durable Goods - 0.1%
98,999	Jefferies Financial Group, Inc.	4,256,957
Real Estate - 0.3%
632,430	Annaly Capital Management, Inc.	5,350,358
195,802	New Residential Investment Corp.	2,224,311
124,096	Starwood Property Trust, Inc.	3,160,725
		10,735,394
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 16.4%
18,588	Affiliated Managers Group, Inc.	3,120,553
51,471	Ameriprise Financial, Inc.	15,550,933
82,024	Apollo Global Management, Inc.	6,311,747
62,222	Ares Management Corp.	5,272,692
64,755	BlackRock, Inc.	61,093,752
48,125	CBOE Holdings, Inc.	6,349,613
681,446	Charles Schwab Corp.	55,899,015
162,394	CME Group, Inc.	35,815,997
17,516	Evercore, Inc.	2,659,629
123,430	FNF Group	5,913,531
130,846	Franklin Resources, Inc.	4,120,341
149,520	Goldman Sachs Group, Inc.	61,804,092
36,334	Interactive Brokers Group, Inc. Class A	2,574,264
251,892	IntercontinentalExchange, Inc.	34,876,966
150,932	Invesco Ltd. ADR	3,835,182
77,291	Janus Henderson Group PLC ADR (United Kingdom)	3,594,032
251,816	KKR & Co., Inc.	20,062,181
45,256	Lazard Ltd. Class A ADR	2,217,091
36,031	LPL Investment Holdings, Inc.	5,909,805
16,904	MarketAxess Holdings, Inc.	6,908,158
616,852	Morgan Stanley	63,400,049
10,584	Morningstar, Inc.	3,352,482
36,308	MSCI, Inc. Class A	24,140,463
52,661	NASDAQ OMX Group, Inc.	11,051,964
83,570	Raymond James Financial, Inc.	8,239,166
109,078	S&P Global, Inc.	51,720,424
27,268	Santander Consumer USA Holdings, Inc.	1,137,076
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
48,963	SEI Investments Co.	$3,086,628
137,926	SLM Corp.	2,530,942
46,162	Stifel Financial Corp.	3,363,825
101,998	T. Rowe Price Group, Inc.	22,121,326
308,449	The Blackstone Group, Inc.	42,695,511
47,489	Tradeweb Markets, Inc.	4,231,270
41,466	Virtu Financial, Inc.	1,031,674
		585,992,374
	TOTAL COMMON STOCKS (Cost $1,842,187,434)	$2,239,220,325
SHORT TERM INVESTMENTS - 38.8%
Money Market Funds - 38.8%
881,602,590	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$881,602,590
105,760,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 0.01% (c)	105,760,000
12,008,838	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	12,008,838
391,820,830	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	391,820,830
	TOTAL SHORT TERM INVESTMENTS (Cost $1,391,192,258)	$1,391,192,258
	TOTAL INVESTMENTS (Cost $3,233,379,692) - 101.3% (e)	$3,630,412,583
	Liabilities in Excess of Other Assets - (1.3)%	(48,252,595)
	TOTAL NET ASSETS - 100.0%	$3,582,159,988

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,519,361,400.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Index – Financials	0.9358% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	95,000	$180,434,939	$108,391,888
Total return of Russell 1000® Index – Financials	0.7358% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2021	375,579	978,877,042	156,353,724
Total return of Russell 1000® Index – Financials	0.7358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/9/2021	595,506	1,594,125,814	202,424,215
Total return of Russell 1000® Index – Financials	0.4858% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	546,637	1,254,393,147	406,002,321
Total return of Russell 1000® Index – Financials	0.7893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	523,614	1,480,348,138	97,437,662
Total return of Russell 1000® Index – Financials	0.5858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	370,157	1,021,781,904	94,601,495
Total return of Russell 1000® Index – Financials	0.9358% representing 1 month LIBOR rate + spread	BNP Paribas	12/13/2021	42,534	127,423,697	514,856
Total return of Russell 1000® Index – Financials	0.9358% representing 1 month LIBOR rate + spread	BNP Paribas	12/15/2021	30,000	64,264,003	26,838,428
Total return of Russell 1000® Index – Financials	0.9358% representing 1 month LIBOR rate + spread	BNP Paribas	2/16/2022	30,605	68,209,552	24,507,292
Total return of Russell 1000® Index – Financials	0.6000% representing 1 month LIBOR rate + spread	Goldman Sachs	10/18/2022	220,000	639,540,897	22,307,671
					$7,409,399,133	$1,139,379,552

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 127.9%
Money Market Funds - 127.9%
60,363,924	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$60,363,924
106,143,401	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	106,143,401
	TOTAL SHORT TERM INVESTMENTS (Cost $166,507,325) (b)	$166,507,325
	TOTAL INVESTMENTS (Cost $166,507,325) - 127.9%	$166,507,325
	Liabilities in Excess of Other Assets - (27.9)%	(36,273,062)
	TOTAL NET ASSETS - 100.0%	$130,234,263

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $115,289,788.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.5893% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index – Financials	Bank of America Merrill Lynch	12/9/2021	62,243	$169,101,246	$(18,533,361)
0.4358% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index – Financials	UBS Securities LLC	12/9/2021	15,792	45,392,402	(2,123,632)
0.3358% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index – Financials	J.P. Morgan	12/15/2021	51,916	147,493,003	(8,818,119)
					$361,986,651	$(29,475,112)
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 68.6%
Ambulatory Health Care Services - 0.9%
2,297	DaVita, Inc. (a)	$237,142
3,311	Laboratory Corp. of America Holdings (a)	950,323
4,185	Quest Diagnostics, Inc.	614,274
41,407	Viatris, Inc.	552,784
		2,354,523
Chemical Manufacturing - 29.8%
60,704	Abbott Laboratories	7,824,139
60,511	AbbVie, Inc.	6,938,796
19,445	Amgen, Inc.	4,024,532
5,103	Biogen, Inc. (a)	1,360,868
1,331	Bio-Techne Corp.	696,978
76,089	Bristol-Myers Squibb Co.	4,443,598
5,833	Catalent, Inc. (a)	804,137
27,187	Eli Lilly and Company	6,926,160
42,932	Gilead Sciences, Inc.	2,785,428
6,427	Incyte Corp. (a)	430,480
90,140	Johnson & Johnson	14,682,003
86,678	Merck & Co., Inc.	7,631,998
8,681	Organon & Co.	319,027
191,978	Pfizer, Inc.	8,397,118
3,599	Regeneron Pharmaceuticals, Inc. (a)	2,303,144
8,882	Vertex Pharmaceuticals, Inc. (a)	1,642,548
2,533	West Pharmaceutical Services, Inc.	1,088,886
16,229	Zoetis, Inc.	3,508,710
		75,808,550
Computer and Electronic Product Manufacturing - 9.5%
1,554	Abiomed, Inc. (a)	515,990
10,391	Agilent Technologies, Inc.	1,636,479
736	Bio-Rad Laboratories, Inc. (a)	584,884
21,756	Danaher Corp.	6,782,868
8,680	Hologic, Inc. (a)	636,331
2,914	IDEXX Laboratories, Inc. (a)	1,941,132
5,022	Illumina, Inc. (a)	2,084,431
3,839	PerkinElmer, Inc.	679,081
13,470	Thermo Fisher Scientific, Inc.	8,527,453
2,100	Waters Corp. (a)	771,855
		24,160,504
Health and Personal Care Stores - 1.6%
45,183	CVS Health Corp.	4,033,938
Hospitals - 1.0%
8,444	HCA Healthcare, Inc.	2,114,884
2,598	Universal Health Services, Inc. Class B	322,412
		2,437,296
Insurance Carriers and Related Activities - 9.6%
8,349	Anthem, Inc.	3,632,901
19,964	Centene Corp. (a)	1,422,235
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
11,646	Cigna Corp.	$2,487,702
4,400	Humana, Inc.	2,037,904
32,287	UnitedHealth Group, Inc.	14,867,195
		24,447,937
Machinery Manufacturing - 0.5%
792	Mettler-Toledo International, Inc. (a)	1,172,857
Merchant Wholesalers, Durable Goods - 0.1%
4,783	Henry Schein, Inc. (a)	365,182
Merchant Wholesalers, Nondurable Goods - 0.9%
5,123	AmerisourceBergen Corp.	625,109
9,935	Cardinal Health, Inc.	474,992
5,297	McKesson Corp.	1,101,140
		2,201,241
Miscellaneous Manufacturing - 11.8%
2,516	Align Technology, Inc. (a)	1,570,915
17,118	Baxter International, Inc.	1,351,637
9,834	Becton, Dickinson & Co.	2,356,128
48,754	Boston Scientific Corp. (a)	2,102,760
7,483	Dentsply Sirona, Inc.	428,103
3,313	DexCom, Inc. (a)	2,064,695
21,343	Edwards Lifesciences Corp. (a)	2,557,318
12,215	Intuitive Surgical, Inc. (a)	4,411,203
46,017	Medtronic PLC ADR (Ireland)	5,515,598
4,983	ResMed, Inc.	1,310,081
3,415	STERIS PLC ADR (Ireland)	798,222
11,491	Stryker Corp.	3,057,410
1,602	Teleflex, Inc.	571,818
1,686	The Cooper Companies, Inc.	702,927
7,152	Zimmer Biomet Holdings, Inc.	1,023,594
		29,822,409
Professional, Scientific, and Technical Services - 2.9%
10,122	Cerner Corp.	751,963
1,726	Charles River Laboratories International, Inc. (a)	774,422
6,561	IQVIA Holdings, Inc. (a)	1,715,177
12,018	Moderna, Inc. (a)	4,148,734
		7,390,296
	TOTAL COMMON STOCKS (Cost $160,155,536)	$174,194,733
SHORT TERM INVESTMENTS - 29.3%
Money Market Funds - 29.3%
24,910,686	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$24,910,686
20,320,721	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	20,320,721

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Money Market Funds (continued)
29,328,192	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	$29,328,192
	TOTAL SHORT TERM INVESTMENTS (Cost $74,559,599)	$74,559,599
	TOTAL INVESTMENTS (Cost $234,715,135) - 97.9% (c)	$248,754,332
	Other Assets in Excess of Liabilities - 2.1%	5,361,298
	TOTAL NET ASSETS - 100.0%	$254,115,630

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $156,919,946.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Health Care Select Sector Index	0.6358% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	187,343	$232,801,392	$21,004,012
Total return of Health Care Select Sector Index	0.6893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	127,128	159,868,153	12,547,970
Total return of Health Care Select Sector Index	0.6858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	110,244	124,900,383	25,376,594
Total return of Health Care Select Sector Index	0.7858% representing 1 month LIBOR rate + spread	BNP Paribas	11/16/2022	10,296	13,923,594	(2,784)
					$531,493,522	$58,925,792

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 57.1%
Building Material and Garden Equipment and Supplies Dealers - 5.7%
47,472	Lowe's Companies, Inc.	$11,099,903
29,218	The Home Depot, Inc.	10,861,499
		21,961,402
Construction of Buildings - 31.9%
30,113	Beazer Homes USA, Inc. (a)	545,347
30,414	Century Communities, Inc.	2,039,563
333,687	D.R. Horton, Inc.	29,788,239
49,365	Green Brick Partners , Inc. (a)	1,285,958
92,090	KB Home	3,697,414
15,791	Lennar Corp.	1,296,125
281,223	Lennar Corp. Class A	28,102,614
22,174	LGI Homes, Inc. (a)	3,310,578
57,834	M.D.C Holdings, Inc.	2,832,709
30,020	M/I Homes, Inc. (a)	1,718,945
38,541	Meritage Homes Corp. (a)	4,189,792
3,444	NVR, Inc. (a)	16,857,691
265,691	PulteGroup, Inc.	12,774,423
128,267	Taylor Morrison Home Corp. (a)	3,915,992
118,726	Toll Brothers, Inc.	7,143,743
116,492	TRI Pointe Group, Inc. (a)	2,817,942
		122,317,075
Fabricated Metal Product Manufacturing - 0.5%
18,402	PGT Innovations, Inc. (a)	392,883
13,413	Simpson Manufacturing Company, Inc.	1,422,985
		1,815,868
Furniture and Home Furnishings Stores - 1.2%
6,767	Ethan Allen Interiors, Inc.	157,062
32,499	Floor & Decor Holdings, Inc. (a)	4,417,264
		4,574,326
Furniture and Related Product Manufacturing - 0.1%
5,186	American Woodmark Corp. (a)	356,486
Management of Companies and Enterprises - 0.3%
34,403	AZEK Company, Inc. (a)	1,262,246
Merchant Wholesalers, Durable Goods - 5.3%
17,089	Beacon Roofing Supply, Inc. (a)	903,495
63,990	Builders FirstSource, Inc. (a)	3,728,697
42,578	Fortune Brands Home & Security, Inc.	4,317,409
41,166	Leggett & Platt, Inc.	1,928,627
10,560	Lennox International, Inc.	3,160,397
8,982	Lumber Liquidators Holdings, Inc. (a)	162,395
17,268	Mohawk Industries, Inc. (a)	3,060,062
10,184	Watsco, Inc.	2,949,083
		20,210,165
Merchant Wholesalers, Nondurable Goods - 2.7%
32,654	The Sherwin Williams Co.	10,338,583
Miscellaneous Store Retailers - 0.5%
8,748	Cavco Industries, Inc. (a)	2,102,844
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing - 1.3%
12,930	Eagle Materials, Inc.	$1,918,295
31,845	Owens Corning	2,974,641
10,373	Quanex Building Products Corp.	214,929
		5,107,865
Specialty Trade Contractors - 3.1%
24,021	Installed Building Products, Inc.	3,051,868
33,719	TopBuild Corp. (a)	8,664,772
		11,716,640
Wood Product Manufacturing - 4.5%
28,447	JELD-WEN Holding, Inc. (a)	779,732
29,406	Louisiana-Pacific Corp.	1,732,896
76,326	Masco Corp.	5,003,169
7,438	Masonite International Corp. ADR (a)	892,635
54,040	Skyline Champion Corp. (a)	3,421,813
35,620	Trex Company, Inc. (a)	3,789,968
19,098	UFP Industries, Inc.	1,562,788
		17,183,001
	TOTAL COMMON STOCKS (Cost $211,136,042)	$218,946,501
SHORT TERM INVESTMENTS - 44.8%
Money Market Funds - 44.8%
147,152,638	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$147,152,638
44,195	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	44,195
24,328,522	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	24,328,522
	TOTAL SHORT TERM INVESTMENTS (Cost $171,525,355)	$171,525,355
	TOTAL INVESTMENTS (Cost $382,661,397) - 101.9% (c)	$390,471,856
	Liabilities in Excess of Other Assets - (1.9)%	(7,396,461)
	TOTAL NET ASSETS - 100.0%	$383,075,395

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $287,185,085.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Home Construction Index	0.4358% representing 1 month LIBOR rate + spread	Barclays	11/26/2021	20,694	$206,012,565	$61,098,785
Total return of Dow Jones U.S. Select Home Construction Index	0.5358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	13,819	151,385,210	26,670,727
Total return of Dow Jones U.S. Select Home Construction Index	0.6393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/20/2021	7,418	93,855,561	1,502,091
Total return of Dow Jones U.S. Select Home Construction Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	8/17/2022	8,964	95,532,870	19,892,165
Total return of Dow Jones U.S. Select Home Construction Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	9/21/2022	1,374	14,991,044	2,693,457
Total return of Dow Jones U.S. Select Home Construction Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	10/19/2022	96	1,114,353	120,667
Total return of Dow Jones U.S. Select Home Construction Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	12/21/2022	20,000	240,574,455	16,545,172
					$803,466,058	$128,523,064

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 62.2%
Administrative and Support Services - 3.6%
1,128	Allegion PLC ADR (Ireland)	$144,722
1,534	Equifax, Inc.	425,577
5,018	IHS Markit Ltd. ADR (United Kingdom)	655,953
1,409	Robert Half International, Inc.	159,316
2,848	Rollins, Inc.	100,335
4,877	Waste Management, Inc.	781,442
		2,267,345
Air Transportation - 1.7%
1,576	Alaska Air Group, Inc. (a)	83,213
8,151	American Airlines Group, Inc. (a)	156,499
8,055	Delta Air Lines, Inc. (a)	315,192
7,447	Southwest Airlines Co. (a)	352,094
4,075	United Continental Holdings, Inc. (a)	188,021
		1,095,019
Computer and Electronic Product Manufacturing - 10.5%
2,912	AMETEK, Inc.	385,549
4,511	Fortive Corp.	341,528
8,691	Honeywell International, Inc.	1,900,026
2,531	L3 Harris Technologies, Inc.	583,497
1,894	Northrop Grumman Corp.	676,575
5,372	Otis Worldwide Corp.	431,425
18,982	Raytheon Technologies Corp.	1,686,740
1,326	Roper Technologies, Inc.	646,916
		6,652,256
Couriers and Messengers - 4.2%
3,097	FedEx Corp.	729,436
9,167	United Parcel Service, Inc. Class B	1,956,880
		2,686,316
Electrical Equipment, Appliance, and Component Manufacturing - 4.0%
1,677	A.O. Smith Corp.	122,538
5,018	Eaton Corp PLC ADR (Ireland)	826,766
7,525	Emerson Electric Co.	730,000
794	Generac Holdings, Inc. (a)	395,857
1,460	Rockwell Automation, Inc.	466,324
		2,541,485
Fabricated Metal Product Manufacturing - 0.8%
2,088	Pentair PLC (Ireland)	154,450
2,051	Stanley Black & Decker, Inc.	368,626
		523,076
Machinery Manufacturing - 11.1%
10,923	Carrier Global Corp.	570,508
6,892	Caterpillar, Inc.	1,406,037
1,808	Cummins, Inc.	433,631
3,573	Deere & Co.	1,223,073
13,818	General Electric Co.	1,449,094
957	IDEX Corp.	212,999
5,100	Ingersoll Rand, Inc. (a)	274,176
1,625	Parker Hannifin Corp.	481,959
679	Snap-on, Inc.	137,993
2,991	Trane Technologies PLC ADR (Ireland)	541,162
Shares		Fair Value
Machinery Manufacturing (continued)
2,269	Xylem, Inc.	$296,309
		7,026,941
Merchant Wholesalers, Durable Goods - 1.7%
2,680	Copart, Inc. (a)	416,177
7,235	Fastenal Co.	412,974
1,735	Fortune Brands Home & Security, Inc.	175,929
505	Huntington Ingalls Industries, Inc.	102,379
		1,107,459
Merchant Wholesalers, Nondurable Goods - 1.3%
3,608	Illinois Tool Works, Inc.	822,155
Miscellaneous Manufacturing - 0.8%
1,813	Dover Corp.	306,542
2,822	Textron, Inc.	208,405
		514,947
National Security and International Affairs - 0.3%
1,782	Leidos Holdings, Inc.	178,164
Nonmetallic Mineral Product Manufacturing - 2.1%
7,284	3M Co.	1,301,505
Nonstore Retailers - 0.4%
550	W.W. Grainger, Inc.	254,710
Personal and Laundry Services - 0.8%
1,104	Cintas Corp.	478,142
Primary Metal Manufacturing - 0.2%
4,859	Howmet Aerospace, Inc.	144,264
Professional, Scientific, and Technical Services - 1.2%
1,640	Jacobs Engineering Group, Inc.	230,289
4,518	Nielsen Holdings PLC	91,489
2,030	Verisk Analytics, Inc. Class A	426,848
		748,626
Rail Transportation - 6.7%
28,380	CSX Corp.	1,026,505
1,143	Kansas City Southern Railway Co.	354,616
3,109	Norfolk Southern Corp.	911,092
8,208	Union Pacific Corp.	1,981,411
		4,273,624
Rental and Leasing Services - 0.5%
912	United Rentals, Inc. (a)	345,748
Specialty Trade Contractors - 1.4%
8,965	Johnson Controls International PLC ADR (Ireland)	657,762
1,750	Quanta Services, Inc.	212,240
		870,002
Support Activities for Transportation - 1.0%
1,658	C.H. Robinson Worldwide, Inc.	160,810
2,139	Expeditors International of Washington, Inc.	263,653
1,059	J.B. Hunt Transport Services, Inc.	208,824
		633,287
Transportation Equipment Manufacturing - 6.4%
6,936	Boeing Co. (a)	1,435,960
2,920	General Dynamics Corp.	592,030

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Transportation Equipment Manufacturing (continued)
3,102	Lockheed Martin Corp.	$1,030,857
4,369	Paccar, Inc.	391,550
659	TransDigm Group, Inc. (a)	411,097
2,379	Wabtec Corp.	215,847
		4,077,341
Truck Transportation - 0.6%
1,180	Old Dominion Freight Line, Inc.	402,793
Waste Management and Remediation Services - 0.6%
2,646	Republic Services, Inc.	356,152
Wood Product Manufacturing - 0.3%
3,111	Masco Corp.	203,926
	TOTAL COMMON STOCKS (Cost $39,980,473)	$39,505,283
SHORT TERM INVESTMENTS - 38.2%
Money Market Funds - 38.2%
8,635,984	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$8,635,984
2,106,679	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	2,106,679
13,550,120	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	13,550,120
	TOTAL SHORT TERM INVESTMENTS (Cost $24,292,783)	$24,292,783
	TOTAL INVESTMENTS (Cost $64,273,256) - 100.4% (c)	$63,798,066
	Liabilities in Excess of Other Assets - (0.4)%	(278,146)
	TOTAL NET ASSETS - 100.0%	$63,519,920

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $42,540,291.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Industrials Select Sector Index	0.7358% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	14,073	$13,717,146	$1,143,007
Total return of Industrials Select Sector Index	0.3858% representing 1 month LIBOR rate + spread	Barclays	12/10/2021	37,032	32,954,441	6,329,152
Total return of Industrials Select Sector Index	0.6858% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	66,245	64,160,493	5,860,806
Total return of Industrials Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	9/12/2022	26,155	26,496,809	1,035,050
					$137,328,889	$14,368,015

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 71.2%
Accommodation - 1.1%
3,179	Chatham Lodging Trust (a)	$40,341
46,194	Host Hotels & Resorts, Inc. (a)	777,445
15,469	Park Hotels & Resorts, Inc. (a)	286,641
10,784	Service Property Trust	116,144
6,942	Summit Hotel Properties, Inc. (a)	69,420
14,149	Sunstone Hotel Investors, Inc. (a)	174,599
7,443	Xenia Hotels & Resorts, Inc. (a)	132,485
		1,597,075
Administrative and Support Services - 0.6%
18,887	Iron Mountain, Inc.	862,003
Data Processing, Hosting and Related Services - 0.4%
8,018	CyrusOne, Inc.	657,636
Forestry and Logging - 0.2%
9,095	Rayonier, Inc.	339,516
Funds, Trusts, and Other Financial Vehicles - 2.3%
5,646	Acadia Realty Trust	120,711
4,195	Agree Realty Corp.	298,097
13,757	Diamondrock Hospitality Co. (a)	124,363
2,621	EastGroup Properties, Inc.	518,381
8,448	First Industrial Realty Trust, Inc.	491,927
6,669	Franklin Street Properties Corp.	30,011
2,468	Getty Realty Corp.	79,272
2,379	Gladstone Commercial Corp.	52,005
18,161	Lexington Realty Trust	264,606
6,107	Monmouth Real Estate Investment Corp. Class A	115,117
2,848	National Health Investors, Inc.	153,165
1,085	One Liberty Properties, Inc.	33,917
1,353	PS Business Parks, Inc.	240,428
922	Saul Centers, Inc.	42,781
11,048	SITE Centers Corp.	175,553
7,524	Spirit Realty Capital, Inc.	368,149
6,593	Tanger Factory Outlet Centers, Inc. (b)	110,762
2,957	UMH Properties, Inc.	70,791
904	Universal Health Realty Income Trust	51,501
1,967	Urstadt Biddle Properties, Inc. Class A	38,632
		3,380,169
Heavy and Civil Engineering Construction - 0.1%
2,116	St. Joe Co.	99,494
Paper Manufacturing - 0.1%
4,387	PotlatchDeltic Corp.	229,309
Professional, Scientific, and Technical Services - 1.8%
8,748	Extra Space Storage, Inc.	1,726,593
5,670	Lamar Advertising Co.	641,844
9,521	Outfront Media, Inc.	236,977
		2,605,414
Real Estate - 59.5%
4,744	Alexander & Baldwin, Inc.	116,370
147	Alexander's, Inc.	40,981
9,165	Alexandria Real Estate Equities, Inc.	1,870,943
3,361	American Assets Trust, Inc.	127,147
Shares		Fair Value
Real Estate (continued)
9,020	American Campus Communities, Inc.	$484,554
18,965	American Homes 4 Rent	769,979
29,745	American Tower Corp.	8,387,198
16,524	Americold Realty Trust	486,962
10,262	Apartment Income REIT Corp.	550,146
9,819	Apartment Investment and Management Co.	74,428
13,899	Apple Hospitality REIT, Inc.	218,353
3,947	Armada Hoffler Properties, Inc.	54,113
9,138	AvalonBay Communities, Inc.	2,162,782
9,698	Boston Properties, Inc.	1,102,081
11,180	Brandywine Realty Trust	148,135
19,429	Brixmor Property Group, Inc.	455,416
9,539	Broadstone Net Lease, Inc.	253,642
6,390	Camden Property Trust	1,042,209
6,332	CareTrust REIT, Inc.	131,389
3,198	CatchMark Timber Trust, Inc.	27,375
21,963	CBRE Group, Inc. Class A (a)	2,285,909
862	Centerspace	87,269
2,838	City Office REIT, Inc.	53,837
7,517	Columbia Property Trust, Inc.	144,101
1,517	Community Healthcare Trust, Inc.	72,573
2,679	CorePoint Lodging, Inc. (a)	46,186
2,811	CoreSite Realty Corp.	400,455
7,352	Corporate Office Properties Trust	199,386
9,725	Cousins Properties, Inc.	385,207
28,275	Crown Castle International Corp.	5,097,983
13,185	CubeSmart	725,307
8,749	Cushman & Wakefield PLC ADR (United Kingdom) (a)	160,894
18,422	Digital Realty Trust, Inc.	2,907,176
31,822	DigitalBridge Group, Inc. (a)	213,207
15,591	Diversified Healthcare Trust	56,751
11,482	Douglas Emmett, Inc.	375,232
24,535	Duke Realty Corp.	1,379,848
5,483	Easterly Government Properties, Inc.	115,308
9,561	Empire State Realty Trust, Inc.	92,550
4,892	EPR Properties	245,627
7,979	Equity Commonwealth (a)	206,895
11,331	Equity Lifestyle Properties, Inc.	957,583
23,245	Equity Residential	2,008,368
7,691	Essential Properties Realty Trust, Inc.	229,115
4,253	Essex Property Trust, Inc.	1,445,722
4,261	eXp World Holdings, Inc.	219,868
4,583	Federal Realty Investment Trust	551,564
3,824	Five Point Holdings, LLC (a)	28,145
1,122	Forestar Group, Inc. (a)	21,958
4,984	Four Corners Property Trust, Inc.	144,536
400	FRP Holdings, Inc. (a)	22,880
14,472	Gaming & Leisure Properties, Inc.	701,747
1,828	Gladstone Land Corp.	40,472
3,780	Global Medical REIT, Inc.	62,672
6,240	Global Net Lease, Inc.	99,965
9,267	Healthcare Realty Trust, Inc.	306,367

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Real Estate (continued)
14,316	Healthcare Trust of America, Inc. Class A	$478,011
35,260	Healthpeak Properties, Inc.	1,252,083
6,810	Highwoods Properties, Inc.	305,360
2,707	Howard Hughes Corp. (a)	235,861
9,872	Hudson Pacific Properties, Inc.	254,204
6,680	Independence Realty Trust, Inc.	157,848
4,272	Industrial Logistics Properties Trust	120,000
1,563	Innovative Industrial Properties, Inc.	411,210
37,137	Invitation Homes, Inc.	1,531,901
4,788	iStar, Inc.	120,849
7,742	JBG SMITH Properties	223,434
3,355	Jones Lang LaSalle, Inc. (a)	866,362
8,289	Kennedy-Wilson Holdings, Inc.	185,425
6,854	Kilroy Realty Corp.	461,823
38,173	Kimco Realty Corp.	862,710
14,279	Kite Realty Group Trust	289,864
5,032	Life Storage, Inc.	673,332
2,577	LTC Properties, Inc.	82,103
13,508	Macerich Co.	244,360
4,749	Mack-Cali Realty Corp. (a)	86,384
1,554	Marcus & Millichap, Inc. (a)	73,193
38,483	Medical Properties Trust, Inc.	820,842
10,030	MGM Growth Properties LLC	394,981
7,490	Mid-America Apartment Communities, Inc.	1,529,533
11,487	National Retail Properties, Inc.	521,050
5,424	National Storage Affiliates Trust	338,783
2,579	Netstreit Corp.	62,515
11,102	Newmark Group, Inc.	165,198
1,476	NexPoint Residential Trust, Inc.	104,530
3,161	Office Properties Income Trust	80,985
15,396	Omega Healthcare Investors, Inc.	452,027
7,556	Opendoor Technologies, Inc. (a)	179,153
11,457	Paramount Group, Inc.	97,155
8,597	Pebblebrook Hotel Trust	193,089
14,096	Physicians Realty Trust	267,965
8,115	Piedmont Office Realty Trust, Inc. Class A	144,122
3,277	Preferred Apartment Communities, Inc.	41,323
48,399	Prologis, Inc.	7,015,919
10,299	Public Storage	3,421,122
7,618	Realogy Holdings Corp. (a)	131,944
24,439	Realty Income Corp.	1,745,678
6,126	Redfin Corp. (a)	314,509
10,005	Regency Centers Corp.	704,452
7,775	Retail Opportunity Investments Corp.	138,162
8,772	Rexford Industrial Realty, Inc.	589,478
10,792	RLJ Lodging Trust	155,621
5,308	RPT Realty	70,543
3,421	Ryman Hospitality Properties, Inc. (a)	292,632
14,131	Sabra Health Care REIT, Inc.	199,954
1,043	Safehold, Inc.	77,912
2,518	Seritage Growth Properties (a)	38,777
Shares		Fair Value
Real Estate (continued)
21,494	Simon Property Group, Inc.	$3,150,591
4,535	SL Green Realty Corp. (b)	317,767
10,447	Stag Industrial, Inc.	454,758
15,924	Store Capital Corp.	546,671
7,315	Sun Communities, Inc.	1,433,594
4,550	Terreno Realty Corp.	332,742
7,957	The GEO Group, Inc. (b)	65,088
1,008	The RMR Group LLC	35,068
19,420	UDR, Inc.	1,078,393
15,274	Uniti Group, Inc.	218,571
7,657	Urban Edge Properties	134,227
25,736	Ventas, Inc.	1,373,530
14,990	VEREIT, Inc.	753,997
40,109	VICI Properties, Inc.	1,177,199
10,650	Vornado Realty Trust	454,010
5,537	Washington REIT, Inc.	140,363
27,318	Welltower, Inc.	2,196,367
49,016	Weyerhaeuser Co.	1,750,852
11,644	WP Carey, Inc.	897,869
4,012	Zillow Group, Inc. Class A (a)	424,149
10,603	Zillow Group, Inc. Class C (a)	1,098,789
		87,837,732
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
7,122	American Finance Trust, Inc.	58,970
1,238	RE/MAX Holdings, Inc.	39,381
		98,351
Telecommunications - 5.0%
5,860	Equinix, Inc.	4,905,230
7,153	SBA Communications Corp.	2,470,146
		7,375,376
	TOTAL COMMON STOCKS (Cost $97,593,046)	$105,082,075
SHORT TERM INVESTMENTS - 31.3%
Money Market Funds - 31.3%
27,812,788	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$27,812,788
855	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	855
18,479,579	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	18,479,579
	TOTAL SHORT TERM INVESTMENTS (Cost $46,293,222)	$46,293,222
	TOTAL INVESTMENTS (Cost $143,886,268) - 102.5% (e)	$151,375,297
	Liabilities in Excess of Other Assets - (2.5)%	(3,671,410)
	TOTAL NET ASSETS - 100.0%	$147,703,887

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $86,261,626.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI US IMI Real Estate 25/50 Index	0.7758% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	66,263	$73,927,725	$15,168,102
Total return of MSCI US IMI Real Estate 25/50 Index	0.5893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	58,763	60,540,907	19,042,535
Total return of MSCI US IMI Real Estate 25/50 Index	0.3358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	65,765	71,063,234	17,602,138
Total return of MSCI US IMI Real Estate 25/50 Index	0.6858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2021	63,818	81,430,182	3,370,681
					$286,962,048	$55,183,456

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 115.8%
Money Market Funds - 115.8%
9,198,184	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$9,198,184
13,877,243	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	13,877,243
	TOTAL SHORT TERM INVESTMENTS (Cost $23,075,427) (b)	$23,075,427
	TOTAL INVESTMENTS (Cost $23,075,427) - 115.8%	$23,075,427
	Liabilities in Excess of Other Assets - (15.8)%	(3,149,081)
	TOTAL NET ASSETS - 100.0%	$19,926,346

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,828,752.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.4158% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Credit Suisse International	12/7/2021	4,037	$4,454,130	$(980,129)
0.3893% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Bank of America Merrill Lynch	12/9/2021	22,881	27,655,054	(3,044,428)
0.4858% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	UBS Securities LLC	12/9/2021	13,069	16,759,357	(596,264)
(0.1643)% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	J.P. Morgan	12/16/2021	5,040	6,274,737	(486,213)
					$55,143,278	$(5,107,034)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 65.0%
Administrative and Support Services - 3.0%
23,962	Royalty Pharma PLC ADR (United Kingdom)	$947,218
Ambulatory Health Care Services - 5.4%
20,955	Axsome Therapeutics, Inc. (a)	806,768
1,260	Fulcrum Therapeutics, Inc. (a)	27,896
66,811	Viatris, Inc.	891,927
		1,726,591
Chemical Manufacturing - 48.1%
10,816	Aclaris Therapeutics, Inc. (a)	187,658
8,559	Aerie Pharmaceuticals, Inc. (a)	90,982
4,916	Amphastar Pharmaceuticals, Inc. (a)	91,831
19,434	Antares Pharma, Inc. (a)	72,683
10,670	BioDelivery Sciences International, Inc. (a)	43,534
14,607	Bristol-Myers Squibb Co.	853,049
11,410	Cara Therapeutics, Inc. (a)	192,030
18,206	Cassava Sciences, Inc. (a)(b)	785,225
6,698	Catalent, Inc. (a)	923,386
6,049	Collegium Pharmaceutical, Inc. (a)	118,742
11,563	Corcept Therapeutics, Inc. (a)	208,134
15,254	Durect Corp. (a)	19,525
27,620	Elanco Animal Health, Inc. (a)	908,146
3,848	Eli Lilly and Company	980,317
12,416	Innoviva, Inc. (a)	216,659
11,488	Intra-Cellular Therapies, Inc. (a)	494,788
6,850	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	911,324
5,523	Johnson & Johnson	899,586
6,612	Marinus Pharmaceuticals, Inc. (a)	76,038
12,553	Merck & Co., Inc.	1,105,292
19,930	Nektar Therapeutics (a)	302,139
5,591	NGM Biopharmaceuticals, Inc. (a)	103,266
27,213	Organon & Co.	1,000,078
8,592	Pacira Pharmaceuticals, Inc. (a)	449,190
21,101	Perrigo Co. PLC ADR (Ireland)	952,710
20,223	Pfizer, Inc.	884,554
1,708	Phathom Pharmaceuticals, Inc. (a)	40,189
4,762	Prestige Consumer Healthcare, Inc. (a)	285,672
25,794	Provention Bio, Inc. (a)(b)	161,470
3,011	Relmada Therapeutics, Inc. (a)	70,668
9,387	Revance Therapeutics, Inc. (a)	129,071
10,223	Supernus Pharmaceuticals, Inc. (a)	305,157
15,217	Theravance Biopharma, Inc. (a)	118,236
4,455	Zoetis, Inc.	963,171
18,883	Zogenix, Inc. (a)	289,476
		15,233,976
Computer and Electronic Product Manufacturing - 0.4%
19,290	Ocular Therapeutix, Inc. (a)	128,086
Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 2.8%
18,054	Amneal Pharmaceuticals, Inc. (a)	$99,116
173,079	Endo International PLC ADR (Ireland) (a)	735,586
2,878	Phibro Animal Health Corp.	63,143
		897,845
Professional, Scientific, and Technical Services - 4.9%
8,333	Arvinas, Inc. (a)	721,471
9,120	Omeros Corp. (a)(b)	57,183
8,203	Reata Pharmaceuticals, Inc. (a)	787,570
		1,566,224
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.4%
12,056	Nuvation Bio, Inc. (a)	110,553
	TOTAL COMMON STOCKS (Cost $20,252,943)	$20,610,493
SHORT TERM INVESTMENTS - 37.4%
Money Market Funds - 37.4%
2,719,892	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$2,719,892
2,402,383	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	2,402,383
6,720,009	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	6,720,009
	TOTAL SHORT TERM INVESTMENTS (Cost $11,842,284)	$11,842,284
	TOTAL INVESTMENTS (Cost $32,095,227) - 102.4% (e)	$32,452,777
	Liabilities in Excess of Other Assets - (2.4)%	(760,012)
	TOTAL NET ASSETS - 100.0%	$31,692,765

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $23,046,214.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Pharmaceuticals Select Industry Index	0.6858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	678	$3,776,219	$(37,623)
Total return of S&P Pharmaceuticals Select Industry Index	0.4358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2021	6,366	34,716,273	395,948
Total return of S&P Pharmaceuticals Select Industry Index	0.6358% representing 1 month LIBOR rate + spread	Barclays	7/28/2022	6,457	35,612,952	(5,112)
					$74,105,444	$353,213

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 26.6%
Credit Intermediation and Related Activities - 24.7%
2,579	1st Source Corp.	$124,514
2,632	Allegiance Bancshares, Inc.	103,095
20,141	Ameris Bancorp	1,055,187
71,143	Associated Banc-Corp	1,585,066
16,292	Atlantic Union Bankshares Corp.	584,394
4,776	BancFirst Corp.	310,488
11,350	Bank of Hawaii Corp.	959,075
27,750	Bank OZK	1,239,592
28,262	BankUnited, Inc.	1,146,307
7,297	Banner Corp.	421,475
18,803	Berkshire Hills Bancorp, Inc.	510,501
7,016	BOK Financial Corp.	709,809
12,537	Brookline Bancorp, Inc.	201,219
39,053	Cadence Bank	1,133,318
1,858	Camden National Corp.	88,441
14,132	Cathay General Bancorp	596,229
31,575	CIT Group, Inc.	1,563,910
49,644	Citizens Financial Group, Inc.	2,352,133
2,769	City Holding Co.	220,357
15,386	Columbia Banking System, Inc.	525,124
29,219	Comerica, Inc.	2,486,245
19,211	Commerce Bancshares, Inc.	1,354,568
8,349	Community Bank System, Inc.	598,373
6,307	ConnectOne Bancorp, Inc.	212,735
13,161	Customers Bancorp, Inc. (a)	701,350
22,777	CVB Financial Corp.	455,996
6,942	Dime Community Bancshares, Inc.	247,691
6,124	Eagle Bancorp, Inc.	346,557
29,605	East West Bancorp, Inc.	2,353,005
33,398	Eastern Bankshares, Inc.	693,676
6,819	Enterprise Financial Services Corp.	320,629
109,280	F.N.B. Corp.	1,273,112
7,569	FB Financial Corp.	343,103
55,024	Fifth Third Bancorp	2,395,195
6,847	First Bancorp	331,532
87,941	First BanCorp ADR	1,200,395
8,353	First Busey Corp.	212,918
2,289	First Citizens BancShares, Inc. Class A	1,863,017
22,983	First Commonwealth Financial Corp.	351,640
17,301	First Financial Bancorp	411,418
21,363	First Financial Bankshares, Inc.	1,083,531
2,686	First Financial Corp.	115,095
34,238	First Hawaiian, Inc.	944,626
139,584	First Horizon National Corp.	2,368,740
7,498	First Merchants Corp.	311,767
32,330	First Midwest Bancorp, Inc.	622,352
10,768	First Republic Bank	2,329,441
5,846	Flushing Finanicial Corp.	140,421
43,007	Fulton Financial Corp.	692,413
16,985	Glacier Bancorp, Inc.	939,101
13,856	Great Western Bancorp, Inc.	471,797
18,450	Hancock Holding Co.	912,906
6,700	Hanmi Financial Corp. Class A	148,673
12,049	HarborOne Bancorp, Inc.	173,144
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
5,743	Heartland Financial USA, Inc.	$287,839
9,411	Heritage Commerce Corp.	112,838
6,617	Heritage Financial Corp.	164,366
25,889	Hilltop Holdings, Inc.	917,506
36,527	Hope Bancorp, Inc.	532,929
138,581	Huntington Bancshares, Inc.	2,181,265
9,865	Independent Bank Corp. (Massachusetts)	833,592
4,896	Independent Bank Corp. (Michigan)	110,307
7,401	Independent Bank Group, Inc.	535,018
11,149	International Bancshares Corp.	472,718
92,285	Investors Bancorp, Inc.	1,411,961
107,062	KeyCorp	2,491,333
8,719	Lakeland Bancorp, Inc.	156,768
6,348	Lakeland Financial Corp.	456,231
11,629	Live Oak Bancshares, Inc.	1,037,074
15,669	M&T Bank Corp.	2,305,223
3,761	Midland States Bancorp, Inc.	96,507
6,321	NBT Bancorp, Inc.	231,917
2,262	Nicolet Bankshares, Inc. (a)	162,615
10,806	OceanFirst Financial Corp.	239,569
10,145	OFG Bancorp ADR	262,756
68,777	Old National Bancorp	1,174,711
17,478	Pacific Premier Bancorp, Inc.	733,901
32,930	PacWest Bancorp	1,563,187
1,519	Park National Corp.	195,328
3,450	Peoples Bancorp, Inc.	110,262
133,033	People's United Financial, Inc.	2,280,186
14,114	Pinnacle Financial Partners, Inc.	1,362,989
11,099	PNC Financial Services Group, Inc.	2,342,222
25,896	Popular, Inc. ADR	2,108,970
2,597	Preferred Bank	178,076
19,575	Prosperity Bancshares, Inc.	1,474,193
109,090	Regions Financial Corp.	2,583,251
14,182	Renasant Corp.	530,549
5,988	S&T Bancorp, Inc.	182,993
6,762	Sandy Spring Bancorp, Inc.	320,925
9,495	Seacoast Banking Corp. of Florida	345,903
8,092	Signature Bank	2,409,959
19,161	Silvergate Capital Corp. (a)	3,000,996
17,812	Simmons First National Corp.	532,401
5,280	Southside Bancshares, Inc.	218,170
95,608	Sterling Bancorp	2,433,224
3,596	SVB Financial Group (a)	2,579,770
47,826	Synovus Financial Corp.	2,228,213
21,712	Texas Capital Bancshares, Inc. (a)	1,315,747
14,898	The Bancorp, Inc. (a)	455,134
1,403	Tompkins Financial Corp.	115,200
4,385	TriCo Bancshares	192,195
5,546	Triumph Bancorp, Inc. (a)	650,546
38,540	Truist Financial Corp.	2,446,134
10,104	Trustmark Corp.	321,408
7,687	UMB Financial Corp.	759,629
22,850	United Bankshares, Inc.	845,222
19,354	United Community Banks, Inc.	674,293

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
3,736	Univest Corp. of Pennsylvania	$107,223
98,238	Valley National Bancorp	1,302,636
3,445	Washington Trust Bancorp, Inc.	188,304
37,571	Webster Financial Corp.	2,102,473
12,470	WesBanco, Inc.	433,582
4,289	Westamerica Bancorp	239,155
22,182	Western Alliance Bancorp	2,575,108
13,665	Wintrust Financial Corp.	1,209,353
37,070	Zions Bancorp	2,335,039
		108,996,488
Management of Companies and Enterprises - 1.8%
12,269	Banc of California, Inc.	249,429
3,628	Bryn Mawr Bank Corp.	168,122
6,523	Central Pacific Financial Corp.	179,317
14,221	Cullen/Frost Bankers, Inc.	1,841,620
7,874	First Foundation, Inc.	209,527
8,472	First Interstate BancSystem, Inc.	352,181
33,582	Home Bancshares, Inc.	797,908
6,102	National Bank Holdings Corp.	264,644
6,585	ServisFirst Bancshares, Inc.	528,841
21,172	South State Corp.	1,653,321
66,871	Umpqua Holdings Corp.	1,367,512
9,195	Veritex Holdings, Inc.	376,535
		7,988,957
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
2,614	QCR Holdings, Inc.	144,136
4,125	TriState Capital Holdings, Inc. (a)	123,956
		268,092
	TOTAL COMMON STOCKS (Cost $108,291,023)	$117,253,537
SHORT TERM INVESTMENTS - 73.9%
Money Market Funds - 73.9%
220,259,401	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$220,259,401
28,418,212	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	28,418,212
77,530,733	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	77,530,733
	TOTAL SHORT TERM INVESTMENTS (Cost $326,208,346)	$326,208,346
	TOTAL INVESTMENTS (Cost $434,499,369) - 100.5% (c)	$443,461,883
	Liabilities in Excess of Other Assets - (0.5)%	(2,185,829)
	TOTAL NET ASSETS - 100.0%	$441,276,054
Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $263,822,817.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Regional Banks Select Industry Index	0.4858% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	150,791	$293,586,568	$45,188,586
Total return of S&P Regional Banks Select Industry Index	0.6893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	193,192	383,677,897	48,246,510
Total return of S&P Regional Banks Select Industry Index	0.6358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	21,930	48,568,611	272,062
Total return of S&P Regional Banks Select Industry Index	0.9358% representing 1 month LIBOR rate + spread	BNP Paribas	8/17/2022	29,721	57,416,495	9,021,629
Total return of S&P Regional Banks Select Industry Index	0.9358% representing 1 month LIBOR rate + spread	BNP Paribas	9/21/2022	39,163	77,831,685	9,541,391
Total return of S&P Regional Banks Select Industry Index	0.5858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2022	107,185	213,176,814	25,715,237
					$1,074,258,070	$137,985,415

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 70.8%
Administrative and Support Services - 0.8%
14,517	Revolve Group, Inc. (a)	$1,089,356
Broadcasting (except Internet) - 0.7%
87,568	Qurate Retail, Inc.	914,210
Clothing and Clothing Accessories Stores - 16.2%
25,685	Abercrombie & Fitch Co. Class A (a)	1,015,585
19,858	Academy Sports & Outdoors Inc. (a)	849,525
33,596	American Eagle Outfitters, Inc.	797,569
14,267	Bath & Body Works, Inc.	985,707
10,888	Boot Barn Holdings, Inc. (a)	1,137,687
40,112	Caleres, Inc.	924,983
196,557	Chicos FAS, Inc. (a)	1,073,201
11,346	Childrens Place Retail Stores, Inc. (a)	940,470
11,453	Citi Trends, Inc. (a)	886,004
73,352	Designer Brands, Inc. (a)	992,453
38,056	Gap, Inc.	863,491
9,197	Genesco, Inc. (a)	557,246
41,292	Guess?, Inc.	855,157
34,243	Nordstrom, Inc. (a)	983,801
8,046	Ross Stores, Inc.	910,807
21,010	Shoe Carnival, Inc.	711,609
11,805	Signet Jewelers Ltd. ADR	1,052,770
23,299	The Buckle, Inc.	969,704
72,124	The RealReal, Inc. (a)	939,776
13,183	TJX Companies, Inc.	863,355
29,047	Urban Outfitters, Inc. (a)	927,471
14,729	Victoria's Secret & Co. (a)	743,373
20,675	Zumiez, Inc. (a)	841,472
		20,823,216
Data Processing, Hosting and Related Services - 0.8%
8,172	Shutterstock, Inc.	990,038
Electronics and Appliance Stores - 1.9%
8,156	Best Buy Co., Inc.	996,989
24,338	Conn's, Inc. (a)	542,007
4,766	GameStop Corp. Class A (a)(b)	874,609
		2,413,605
Food and Beverage Stores - 2.6%
36,310	Grocery Outlet Holding Corp. (a)	805,719
6,618	Ingles Markets, Inc.	457,899
21,278	Kroger Co.	851,546
39,223	Sprouts Farmers Market, Inc. (a)	868,397
6,511	Weis Markets, Inc.	366,634
		3,350,195
Food Services and Drinking Places - 1.4%
4,767	Casey's General Stores, Inc.	913,071
3,467	Wayfair, Inc. (a)(b)	863,630
		1,776,701
Gasoline Stations - 0.3%
7,869	TravelCenters of America Inc. (a)	424,218
General Merchandise Stores - 9.4%
19,750	Big Lots, Inc.	873,938
15,585	BJ's Wholesale Club Holdings, Inc. (a)	910,787
Shares		Fair Value
General Merchandise Stores (continued)
3,167	Burlington Stores, Inc. (a)	$875,010
1,955	Costco Wholesale Corp.	960,961
4,694	Dillard's, Inc. Class A	1,084,971
4,162	Dollar General Corp.	921,966
10,071	Dollar Tree, Inc. (a)	1,085,251
4,875	Five Below, Inc. (a)	961,838
17,539	Kohl's Corp.	851,168
43,998	Macy's, Inc.	1,164,627
6,994	PriceSmart, Inc.	503,218
3,715	Target Corp.	964,488
6,229	Wal-Mart Stores, Inc.	930,737
		12,088,960
Health and Personal Care Stores - 3.3%
30,242	Albertsons Companies, Inc. Class A (b)	935,990
32,017	Petmed Express, Inc. (b)	910,243
51,190	Rite Aid Corp. (a)	695,672
2,426	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	891,216
18,363	Walgreens Boots Alliance, Inc.	863,428
		4,296,549
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 0.1%
604	Winmark Corp.	140,623
Machinery Manufacturing - 0.6%
36,467	Leslie's, Inc. (a)	754,138
Merchant Wholesalers, Durable Goods - 0.4%
4,749	America's Car-Mart, Inc. (a)	567,458
Merchant Wholesalers, Nondurable Goods - 0.6%
17,401	Foot Locker, Inc.	829,506
Miscellaneous Manufacturing - 1.5%
15,494	National Vision Holdings, Inc. (a)	955,050
41,730	Petco Health & Wellness Co., Inc. (a)(b)	1,031,983
		1,987,033
Miscellaneous Store Retailers - 5.8%
27,771	1-800-Flowers.com, Inc. (a)	892,005
12,108	Chewy, Inc. (a)(b)	917,786
4,185	Etsy, Inc. (a)	1,049,138
12,821	Ollie's Bargain Outlet Holdings, Inc. (a)	867,469
136,350	Party City Holdings Inc. (a)	991,264
55,646	Sally Beauty Holdings, Inc. (a)	849,158
21,263	The ODP Corp. (a)	920,688
4,431	Tractor Supply Co.	962,280
		7,449,788
Motor Vehicle and Parts Dealers - 10.6%
4,544	Advance Auto Parts, Inc.	1,024,763
5,308	Asbury Automotive Group, Inc. (a)	1,038,829
8,692	AutoNation, Inc. (a)	1,052,775
581	AutoZone, Inc. (a)	1,036,992
6,747	CarMax, Inc. (a)	923,799
52,548	CarParts.com, Inc. (a)	800,306
2,753	Carvana Co. (a)	834,655
5,737	Group 1 Automotive, Inc.	1,031,513

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Motor Vehicle and Parts Dealers (continued)
18,975	MarineMax, Inc. (a)	$982,715
6,141	Murphy USA, Inc.	1,000,676
1,529	O'Reilly Automotive, Inc. (a)	951,527
7,739	OneWater Marine. Inc.	343,147
10,157	Penske Automotive Group, Inc.	1,077,150
18,171	Sonic Automotive, Inc.	898,192
34,318	Vroom, Inc. (a)	656,503
		13,653,542
Nonstore Retailers - 4.2%
263	Amazon.com, Inc. (a)	886,949
4,317	DoorDash, Inc. (a)	840,951
12,518	eBay, Inc.	960,381
21,714	Lands' End, Inc. (a)	570,644
13,186	Overstock.com, Inc. (a)	1,255,703
24,895	Stitch Fix, Inc. (a)	861,367
		5,375,995
Printing and Related Support Activities - 0.2%
22,810	Arko Corp. (a)	218,748
Professional, Scientific, and Technical Services - 2.0%
133,542	ContextLogic, Inc. (a)(b)	681,064
13,857	Franchise Group, Inc.	509,938
41,390	Groupon, Inc. (a)(b)	878,296
83,885	Quotient Technology, Inc. (a)	540,219
		2,609,517
Publishing Industries (except Internet) - 1.3%
40,865	Porch Group, Inc. (a)(b)	859,391
35,990	Poshmark, Inc. (a)(b)	875,637
		1,735,028
Rental and Leasing Services - 0.6%
15,157	Rent-A-Center, Inc.	807,262
Repair and Maintenance - 1.0%
17,418	Liquidity Services, Inc. (a)	384,589
14,077	Monro Muffler Brake, Inc.	869,396
		1,253,985
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.6%
109,011	Shift Technologies, Inc. (a)(b)	744,545
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 3.2%
32,608	Big 5 Sporting Goods Corp. (b)	788,461
22,883	Camping World Holdings, Inc.	852,392
6,879	Dick's Sporting Goods, Inc.	854,441
11,248	Hibbett Sports, Inc.	871,045
42,537	Sportsman's Warehouse Holdings, Inc. (a)	734,189
		4,100,528
Truck Transportation - 0.7%
2,734	Lithia Motors, Inc. Class A	872,747
	TOTAL COMMON STOCKS (Cost $90,939,143)	$91,267,491
Shares		Fair Value
SHORT TERM INVESTMENTS - 31.5%
Money Market Funds - 31.5%
31,475,947	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$31,475,947
24	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	24
9,118,663	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	9,118,663
	TOTAL SHORT TERM INVESTMENTS (Cost $40,594,634)	$40,594,634
	TOTAL INVESTMENTS (Cost $131,533,777) - 102.3% (e)	$131,862,125
	Liabilities in Excess of Other Assets - (2.3)%	(3,023,145)
	TOTAL NET ASSETS - 100.0%	$128,838,980

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $84,182,971.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Retail Select Industry® Index	0.7358% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	1,513	$14,556,187	$293,852
Total return of S&P Retail Select Industry® Index	0.4858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	11,972	109,063,635	8,637,513
Total return of S&P Retail Select Industry® Index	(0.0143)% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	7,103	50,393,654	19,700,476
Total return of S&P Retail Select Industry® Index	0.6358% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/21/2021	9,482	89,636,484	3,459,831
					$263,649,960	$32,091,672

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 60.5%
Accommodation - 3.4%
9,259	Caesars Entertainment Inc. (a)	$1,013,490
34,133	Host Hotels & Resorts, Inc. (a)	574,458
4,378	Marriott International, Inc. Class A (a)	700,568
16,857	MGM Resorts International	794,976
11,541	Penn National Gaming, Inc. (a)	826,336
		3,909,828
Administrative and Support Services - 1.1%
288	Booking Holdings, Inc. (a)	697,185
6,713	Live Nation Entertainment, Inc. (a)	679,020
		1,376,205
Air Transportation - 1.0%
9,163	Alaska Air Group, Inc. (a)	483,807
12,567	United Continental Holdings, Inc. (a)	579,841
		1,063,648
Amusement, Gambling, and Recreation Industries - 0.5%
6,171	Wynn Resorts Ltd. (a)	554,156
Apparel Manufacturing - 0.5%
5,052	PVH Corp. (a)	552,335
Broadcasting (except Internet) - 0.5%
13,106	Dish Network Corp. (a)	538,263
Chemical Manufacturing - 0.6%
2,708	Albemarle Corp.	678,273
Clothing and Clothing Accessories Stores - 1.6%
9,340	Bath & Body Works, Inc.	645,301
24,195	Gap, Inc.	548,985
4,892	Ross Stores, Inc.	553,774
		1,748,060
Computer and Electronic Product Manufacturing - 13.0%
5,948	Advanced Micro Devices, Inc. (a)	715,128
3,554	Analog Devices, Inc.	616,583
4,814	Apple, Inc.	721,137
1,343	Broadcom, Inc.	714,033
4,421	Enphase Energy, Inc. (a)	1,024,036
1,950	Fortinet, Inc. (a)	655,863
10,480	Microchip Technology, Inc.	776,463
8,721	Micron Technology, Inc.	602,621
1,695	Monolithic Power Systems, Inc.	890,655
6,626	NetApp, Inc.	591,702
3,937	NVIDIA Corp.	1,006,573
3,493	NXP Semiconductors NV ADR (Netherlands)	701,604
4,364	Qorvo, Inc. (a)	734,156
4,875	Qualcomm, Inc.	648,570
4,454	Skyworks Solutions, Inc.	744,397
6,664	Teradyne, Inc.	921,231
3,321	Texas Instruments, Inc.	622,621
7,405	Trimble, Inc. (a)	646,975
8,450	Western Digital Corp. (a)	441,851
1,020	Zebra Technologies Corp. Class A (a)	544,629
		14,320,828
Shares		Fair Value
Credit Intermediation and Related Activities - 3.1%
4,299	Discover Financial Services	$487,163
1,701	MasterCard, Inc. Class A	570,719
27,437	Regions Financial Corp.	649,708
5,952	State Street Corp.	586,570
915	SVB Financial Group (a)	656,421
10,943	Synchrony Financial	508,302
		3,458,883
Electrical Equipment, Appliance, and Component Manufacturing - 1.1%
1,316	Generac Holdings, Inc. (a)	656,105
3,509	IPG Photonics Corp. (a)	557,966
		1,214,071
Insurance Carriers and Related Activities - 0.6%
9,204	Lincoln National Corp.	664,069
Machinery Manufacturing - 1.5%
6,254	Applied Materials, Inc.	854,609
1,344	Lam Research Corp.	757,438
		1,612,047
Management of Companies and Enterprises - 0.6%
24,266	Norwegian Cruise Line Holdings Ltd. ADR (a)	624,122
Merchant Wholesalers, Durable Goods - 1.3%
2,431	KLA-Tencor Corp.	906,180
2,716	Mohawk Industries, Inc. (a)	481,302
		1,387,482
Mining (except Oil and Gas) - 0.6%
18,795	Freeport-McMoRan Copper & Gold, Inc.	708,947
Miscellaneous Manufacturing - 2.4%
983	Align Technology, Inc. (a)	613,756
1,236	DexCom, Inc. (a)	770,287
1,790	Intuitive Surgical, Inc. (a)	646,423
7,766	Textron, Inc.	573,519
		2,603,985
Miscellaneous Store Retailers - 0.7%
3,125	Etsy, Inc. (a)	783,406
Nonmetallic Mineral Product Manufacturing - 0.4%
13,820	Corning, Inc.	491,577
Nonstore Retailers - 0.5%
168	Amazon.com, Inc. (a)	566,568
Oil and Gas Extraction - 4.6%
34,087	APA Corp.	893,420
25,318	Devon Energy Corp.	1,014,745
8,806	EOG Resources, Inc.	814,203
54,330	Marathon Oil Corp.	886,666
25,449	Occidental Petroleum Corp.	853,305
7,707	Phillips 66	576,330
		5,038,669
Other Information Services - 1.0%
211	Alphabet, Inc. Class C (a)	625,702
9,397	Twitter, Inc. (a)	503,115
		1,128,817

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Personal and Laundry Services - 0.6%
1,472	Cintas Corp.	$637,523
Petroleum and Coal Products Manufacturing - 1.9%
9,678	ConocoPhillips	720,914
10,172	Marathon Petroleum Corp.	670,640
8,819	Valero Energy Corp.	681,973
		2,073,527
Primary Metal Manufacturing - 0.5%
18,485	Howmet Aerospace, Inc.	548,820
Professional, Scientific, and Technical Services - 1.0%
15,925	DXC Technology Co. (a)	518,677
1,752	Meta Platforms, Inc. (a)	566,895
		1,085,572
Publishing Industries (except Internet) - 6.3%
943	Adobe Systems, Inc. (a)	613,290
1,895	ANSYS, Inc. (a)	719,304
1,954	Autodesk, Inc. (a)	620,610
4,262	Cadence Design Systems, Inc. (a)	737,795
1,172	Intuit, Inc.	733,660
2,014	Microsoft Corp.	667,883
1,386	Paycom Software, Inc. (a)	759,320
5,178	PTC, Inc. (a)	659,418
2,332	Salesforce.com, Inc. (a)	698,877
2,252	Synopsys, Inc. (a)	750,321
		6,960,478
Real Estate - 1.1%
4,198	Simon Property Group, Inc.	615,343
15,537	Weyerhaeuser Co.	554,982
		1,170,325
Rental and Leasing Services - 0.6%
1,754	United Rentals, Inc. (a)	664,959
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.5%
23,541	Invesco Ltd. ADR (b)	598,177
Support Activities for Mining - 2.2%
9,034	Diamondback Energy, Inc.	968,354
31,455	Halliburton Co.	786,060
7,608	Hess Corp.	628,193
		2,382,607
Support Activities for Transportation - 0.6%
3,953	Expedia, Inc. (a)	649,913
Telecommunications - 0.5%
2,338	PayPal Holdings, Inc. (a)	543,795
Transportation Equipment Manufacturing - 2.4%
3,454	Aptiv PLC ADR (Ireland) (a)	597,162
2,878	Boeing Co. (a)	595,832
1,325	Tesla Motors, Inc. (a)	1,476,050
		2,669,044
Utilities - 0.6%
10,449	ONEOK, Inc.	664,765
Shares		Fair Value
Water Transportation - 1.1%
26,431	Carnival Corp. ADR (a)	$585,711
7,310	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	617,183
		1,202,894
	TOTAL COMMON STOCKS (Cost $63,527,085)	$66,876,638
SHORT TERM INVESTMENTS - 56.4%
Money Market Funds - 56.4%
33,414,984	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$33,414,984
6,508,655	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	6,508,655
22,444,750	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	22,444,750
	TOTAL SHORT TERM INVESTMENTS (Cost $62,368,389)	$62,368,389
	TOTAL INVESTMENTS (Cost $125,895,474) - 116.9% (c)	$129,245,027
	Liabilities in Excess of Other Assets - (16.9)%	(18,716,263)
	TOTAL NET ASSETS - 100.0%	$110,528,764

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $84,956,003.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® High Beta Index	0.5558% representing 1 month LIBOR rate + spread	Barclays	12/9/2021	8,907	$144,692,867	$20,663,940
Total return of S&P 500® High Beta Index	0.6393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	4,444	63,893,194	18,931,080
Total return of S&P 500® High Beta Index	0.5858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2021	896	16,417,907	162,365
Total return of S&P 500® High Beta Index	0.5858% representing 1 month LIBOR rate + spread	Citibank N.A.	9/16/2022	60	1,052,237	55,682
					$226,056,205	$39,813,067

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 134.9%
Money Market Funds - 134.9%
12,376,397	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$12,376,397
12,380,388	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	12,380,388
7,108,082	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	7,108,082
	TOTAL SHORT TERM INVESTMENTS (Cost $31,864,867) (b)	$31,864,867
	TOTAL INVESTMENTS (Cost $31,864,867) - 134.9%	$31,864,867
	Liabilities in Excess of Other Assets - (34.9)%	(8,238,901)
	TOTAL NET ASSETS - 100.0%	$23,625,966

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,705,877.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3393% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Bank of America Merrill Lynch	12/9/2021	383	$5,526,720	$(1,625,765)
0.3658% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	UBS Securities LLC	12/9/2021	326	5,942,072	(90,821)
0.2858% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Barclays	4/5/2022	2,287	37,550,275	(4,863,361)
(0.1643)% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	J.P. Morgan	7/29/2022	835	14,214,147	(1,274,555)
					$63,233,214	$(7,854,502)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 72.9%
Ambulatory Health Care Services - 2.6%
42,431	ALX Oncology Holdings, Inc. (a)	$2,377,833
62,130	CareDx, Inc. (a)	3,168,630
138,447	Invitae Corp. (a)(b)	3,668,846
33,731	Keros Therapeutics, Inc. (a)	1,407,257
35,895	Natera, Inc. (a)	4,112,490
206,578	Organogenesis Holdings, Inc. (a)	2,268,227
51,164	Prelude Therapeutics, Inc. (a)(b)	899,463
75,139	TCR[2] Therapeutics, Inc. (a)	473,376
56,202	Y-mAbs Therapeutics, Inc. (a)	1,380,321
		19,756,443
Apparel Manufacturing - 0.3%
100,299	Sana Biotechnology, Inc. (a)(b)	2,080,201
Chemical Manufacturing - 47.3%
40,430	AbbVie, Inc.	4,636,108
268,192	Acadia Pharmaceuticals Inc. (a)	4,814,046
32,576	Acceleron Pharma, Inc. (a)	5,674,088
95,521	Agios Pharmaceuticals, Inc. (a)	4,489,487
933,300	Akebia Therapeutics, Inc. (a)	2,678,571
57,899	Albireo Pharma, Inc. (a)	1,691,809
200,560	Aldeyra Therapeutics, Inc. (a)(b)	1,825,096
141,380	Alkermes PLC ADR (Ireland) (a)	4,282,400
54,151	AlloVir, Inc. (a)	1,300,166
22,745	Alnylam Pharmaceuticals, Inc. (a)	3,629,192
227,199	Altimmune, Inc. (a)	2,453,749
20,182	Amgen, Inc.	4,177,069
394,793	Amicus Therapeutics, Inc. (a)	4,145,326
81,016	Arcturus Therapeutics Holdings Inc. (a)(b)	3,641,669
114,004	Arcus Biosciences Inc. (a)	3,812,294
41,837	Arcutis Biotherapeutics, Inc. (a)	886,108
72,638	Arena Pharmaceuticals, Inc. (a)	4,168,695
161,176	Avid Bioservices, Inc. (a)	4,944,880
39,620	Beam Therapeutics Inc. (a)	3,517,067
283,886	BioCryst Pharmaceuticals, Inc. (a)	4,238,418
14,385	Biogen, Inc. (a)	3,836,192
55,335	BioMarin Pharmaceutical, Inc. (a)	4,384,192
241,335	bluebird bio, Inc. (a)	5,649,652
43,735	Blueprint Medicines Corp. (a)	4,919,750
85,675	BridgeBio Pharma, Inc. (a)	4,230,632
266,997	Catalyst Pharmaceuticals, Inc. (a)	1,575,282
79,130	Celldex Therapeutics, Inc. (a)	3,366,190
279,840	ChemoCentryx, Inc. (a)	9,741,230
176,314	Chimerix, Inc. (a)	923,885
63,906	Chinook Therapeutics, Inc. (a)	686,350
989,706	Clovis Oncology, Inc. (a)(b)	4,285,427
164,343	Coherus BioSciences, Inc. (a)	2,749,458
37,282	Cortexyme, Inc. (a)(b)	492,122
38,114	Crinetics Pharmaceuticals, Inc. (a)	950,182
53,998	Cue Biopharma Inc. (a)	659,316
494,850	Curis, Inc. (a)	3,216,525
219,227	CytomX Therapeutics, Inc. (a)	1,300,016
91,291	Deciphera Pharmaceuticals, Inc. (a)	3,048,206
83,583	Denali Therapeutics, Inc. (a)	4,041,238
198,864	Dicerna Pharmaceuticals, Inc. (a)	4,138,360
26,477	Eagle Pharmaceuticals, Inc. (a)	1,386,600
75,583	Emergent Biosolutions, Inc. (a)	3,603,042
Shares		Fair Value
Chemical Manufacturing (continued)
35,402	Enanta Pharmaceuticals, Inc. (a)	$3,039,262
380,539	FibroGen, Inc. (a)	4,231,594
72,346	Forma Therapeutics Holdings, Inc. (a)	1,342,742
290,564	G1 Therapeutics, Inc. (a)(b)	4,210,272
78,837	Generation Bio Co. (a)	1,652,424
539,741	Geron Corp. (a)	831,201
60,785	Gilead Sciences, Inc.	3,943,731
102,010	Gossamer Bio, Inc. (a)	1,266,964
104,627	Halozyme Therapeutics, Inc. (a)	3,983,150
370,382	Heron Therapeutics, Inc. (a)	4,077,906
40,048	Horizon Therapeutics PLC ADR (Ireland) (a)	4,802,156
627,182	Humanigen, Inc. (a)(b)	4,503,167
316,396	ImmunityBio, Inc. (a)	2,477,381
420,007	Immunogen, Inc. (a)	2,532,642
60,679	Incyte Corp. (a)	4,064,279
158,970	Insmed, Inc. (a)	4,792,946
26,845	Intellia Therapeutics, Inc. (a)	3,569,848
204,402	Intercept Pharmaceuticals, Inc. (a)(b)	3,446,218
119,560	Ionis Pharmaceuticals, Inc. (a)	3,810,377
353,706	Ironwood Pharmaceuticals, Inc. Class A (a)	4,516,826
349,056	Kadmon Holdings, Inc. (a)	3,298,579
53,455	KalVista Pharmaceuticals, Inc. (a)	961,121
36,251	Karuna Therapeutics, Inc. (a)	5,088,915
513,746	Karyopharm Therapeutics, Inc. (a)	2,805,053
119,371	Kiniksa Pharmaceuticals, Ltd. ADR (a)	1,240,265
32,187	Krystal Biotech, Inc. (a)	1,612,247
31,524	Ligand Pharmaceuticals, Inc. (a)	4,600,613
268,315	Lineage Cell Therapeutics, Inc. (a)(b)	611,758
143,919	MacroGenics, Inc. (a)	2,810,738
43,570	Madrigal Pharmaceuticals, Inc. (a)	3,387,568
695,301	MannKind Corp. (a)	3,274,868
224,405	Mersana Therapeutics Inc. (a)	1,920,907
40,414	Morphic Holding, Inc. (a)	2,323,805
157,535	Myovant Sciences, Ltd. ADR (United Kingdom) (a)(b)	3,446,866
129,855	Myriad Genetics, Inc. (a)	3,995,638
44,618	Neurocrine Biosciences, Inc. (a)	4,703,183
17,838	Novavax, Inc. (a)	2,654,830
1,165,089	OPKO Health, Inc. (a)(b)	4,415,687
40,293	ORIC Pharmaceuticals Inc. (a)	589,890
110,002	PMV Pharmaceuticals, Inc. (a)	2,598,247
56,491	Prothena Corp. PLC (a)	3,126,777
103,029	PTC Therapeutics, Inc. (a)	3,907,890
6,633	Regeneron Pharmaceuticals, Inc. (a)	4,244,722
98,003	REGENXBIO, Inc. (a)	3,473,226
86,379	Replimune Group Inc. (a)	2,549,044
114,737	Rhythm Pharmaceuticals, Inc. (a)	1,320,623
409,190	Rigel Pharmaceuticals, Inc. (a)	1,374,878
122,126	Rocket Pharmaceuticals, Inc. (a)	3,628,363
119,231	Rubius Therapeutics, Inc. (a)	1,694,273
95,479	Sage Therapeutics, Inc. (a)	3,853,532
275,836	Sangamo Therapeutics, Inc. (a)	2,239,788

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Chemical Manufacturing (continued)
53,592	Sarepta Therapeutics, Inc. (a)	$4,240,735
51,532	Scholar Rock Holding Corp. (a)	1,355,292
28,478	Seagen Inc. (a)	5,021,526
688,184	Seres Therapeutics, Inc. (a)(b)	4,184,159
956,035	Spectrum Pharmaceuticals, Inc. (a)	1,749,544
26,013	Spero Therapeutics, Inc. (a)	456,788
63,118	SpringWorks Therapeutics, Inc. (a)	4,232,693
45,043	Stoke Therapeutics, Inc. (a)	1,028,332
77,153	Sutro Biopharma, Inc. (a)	1,555,404
102,107	Syndax Pharmaceuticals Inc. (a)	1,985,981
144,838	TG Therapeutics, Inc. (a)	4,521,842
132,173	Travere Therapeutics, Inc. (a)	3,807,904
54,823	Turning Point Therapeutics, Inc. (a)	2,279,540
35,530	Twist Bioscience Corp. (a)	4,220,964
42,424	Ultragenyx Pharmaceutical, Inc. (a)	3,560,222
84,630	uniQure N.V. ADR (Netherlands) (a)	2,578,676
20,528	United Therapeutics Corp. (a)	3,915,921
113,065	Vanda Pharmaceuticals, Inc. (a)	1,935,673
88,674	Veracyte, Inc. (a)	4,245,711
599,358	Verastem, Inc. (a)	1,558,331
83,583	Vericel Corp. (a)(b)	3,846,490
22,873	Vertex Pharmaceuticals, Inc. (a)	4,229,904
341,594	VistaGen Therapeutics, Inc. (a)	782,250
62,760	Xencor, Inc. (a)	2,482,786
555,837	Ziopharm Oncology, Inc (a)	833,756
		365,649,489
Hospitals - 0.2%
55,127	BioAtla, Inc. (a)	1,611,362
Merchant Wholesalers, Nondurable Goods - 4.2%
58,197	Akero Therapeutics, Inc. (a)	1,250,653
40,973	Allakos, Inc. (a)	4,121,064
169,931	Atara Biotherapeutics, Inc. (a)	2,630,532
27,736	Avita Medical, Inc. (a)	456,812
82,819	Bioxcel Therapeutics Inc. (a)	2,413,346
81,780	C4 Therapeutics, Inc. (a)	3,632,668
153,515	Global Blood Therapeutics, Inc. (a)	5,606,368
95,723	Protagonist Therapeutics Inc. (a)	2,982,729
128,682	Relay Therapeutics, Inc. (a)	4,278,676
181,954	Viking Therapeutics, Inc. (a)	1,058,972
52,052	Zentalis Pharmaceuticals, Inc. (a)	4,187,063
		32,618,883
Miscellaneous Manufacturing - 2.3%
20,344	Anika Therapeutics, Inc. (a)	847,328
542,773	Inovio Pharmaceuticals, Inc. (a)(b)	3,875,399
109,481	MiMedx Group, Inc. (a)(b)	749,945
26,062	Mirati Therapeutics, Inc. (a)	4,926,239
603,512	Ocugen, Inc. (a)(b)	7,145,582
		17,544,493
Nursing and Residential Care Facilities - 0.3%
109,439	Radius Health, Inc. (a)	2,363,882
Shares		Fair Value
Professional, Scientific, and Technical Services - 13.2%
663,850	Agenus, Inc. (a)	$2,549,184
189,596	Alector, Inc. (a)	4,121,817
174,414	Allogene Therapeutics, Inc. (a)	3,006,897
41,778	AnaptysBio, Inc. (a)	1,374,496
230,771	Anavex Life Sciences Corp. (a)	4,324,649
123,537	Apellis Pharmaceuticals, Inc. (a)	3,797,527
64,629	Applied Molecular Transport Inc. (a)	1,455,445
67,470	Arrowhead Pharmaceuticals, Inc. (a)	4,305,935
57,446	Avidity Biosciences, Inc. (a)	1,292,535
32,067	Biohaven Pharmaceutical Holding Co. Ltd. (a)	4,563,775
294,915	CEL-SCI Corp. (a)(b)	3,303,048
146,194	Cytokinetics, Inc. (a)	5,103,633
245,885	Dynavax Technologies Corp. (a)	4,910,324
65,289	Editas Medicine, Inc. (a)	2,397,412
330,048	Epizyme, Inc. (a)	1,386,202
41,626	Exact Sciences Corp. (a)	3,963,628
216,180	Exelixis, Inc. (a)	4,650,032
63,064	Fate Therapeutics, Inc. (a)	3,392,843
43,589	IDEAYA Biosciences, Inc. (a)	934,548
40,107	IGM Biosciences Inc. (a)	1,881,820
236,679	Iveric Bio, Inc. (a)	4,189,218
44,761	Kodiak Sciences, Inc. (a)	5,241,066
156,028	Kura Oncology, Inc. (a)	2,561,980
64,732	Kymera Therapeutics, Inc. (a)	3,811,420
9,612	Moderna, Inc. (a)	3,318,159
70,649	Nkarta, Inc. (a)	1,107,776
81,533	Nurix Therapeutics, Inc. (a)	2,727,279
242,875	Precigen, Inc. (a)(b)	1,173,086
117,007	Precision BioSciences, Inc. (a)	1,110,396
94,185	Recursion Pharmaceuticals, Inc. (a)(b)	1,803,643
137,476	Revolution Medicines, Inc. (a)	4,045,919
215,107	Selecta Biosciences, Inc. (a)	772,234
544,831	Sorrento Therapeutics Inc. (a)(b)	3,737,541
38,877	Vaxcyte, Inc. (a)	909,722
83,455	Vir Biotechnology, Inc. (a)	3,148,757
		102,373,946
Real Estate - 0.2%
651,339	VBI Vaccines Inc. ADR (Canada) (a)(b)	1,888,883
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.3%
113,419	Cerevel Therapeutics Holdings, Inc. (a)	4,610,482
122,126	DermTech, Inc. (a)(b)	3,340,146
262,165	Immunovant Inc. (a)	2,107,807
		10,058,435
Specialty Trade Contractors - 0.4%
492,586	Vaxart, Inc. (a)(b)	3,305,252
Support Activities for Transportation - 0.6%
189,511	Iovance Biotherapeutics, Inc. (a)	4,607,013
	TOTAL COMMON STOCKS (Cost $634,250,962)	$563,858,282

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 36.5%
Money Market Funds - 36.5%
149,463,923	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$149,463,923
132,426,371	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	132,426,371
	TOTAL SHORT TERM INVESTMENTS (Cost $281,890,294)	$281,890,294
	TOTAL INVESTMENTS (Cost $916,141,256) - 109.4% (e)	$845,748,576
	Liabilities in Excess of Other Assets - (9.4)%	(72,952,323)
	TOTAL NET ASSETS - 100.0%	$772,796,253

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $526,943,642.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	0.5393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	7,999	$77,414,795	$128,769
Total return of S&P Biotechnology Select Industry Index	0.8058% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	58,946	573,244,506	(2,604,182)
Total return of S&P Biotechnology Select Industry Index	(0.0143)% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	46,681	465,299,374	(12,656,229)
Total return of S&P Biotechnology Select Industry Index	0.3358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/16/2021	50,848	494,424,868	(1,732,819)
Total return of S&P Biotechnology Select Industry Index	0.6358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	9,500	93,826,735	(1,960,157)
Total return of S&P Biotechnology Select Industry Index	0.6358% representing 1 month LIBOR rate + spread	BNP Paribas	7/20/2022	7,000	74,359,545	(6,656,337)
					$1,778,569,823	$(25,480,955)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 91.7%
Money Market Funds - 91.7%
16,420,605	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$16,420,605
26,908,146	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	26,908,146
	TOTAL SHORT TERM INVESTMENTS (Cost $43,328,751) (b)	$43,328,751
	TOTAL INVESTMENTS (Cost $43,328,751) - 91.7%	$43,328,751
	Other Assets in Excess of Liabilities - 8.3%	3,938,723
	TOTAL NET ASSETS - 100.0%	$47,267,474

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,090,903.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.2643)% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/13/2021	2,307	$22,468,155	$95,583
0.2658% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	12/13/2021	2,525	24,218,368	(256,432)
(0.0643)% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	J.P. Morgan	12/16/2021	3,297	33,164,408	1,192,140
0.3379% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	12/13/2022	6,497	62,676,532	(307,494)
					$142,527,463	$723,797

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 57.6%
Computer and Electronic Product Manufacturing - 47.7%
850,238	Advanced Micro Devices, Inc. (a)	$102,224,115
578,007	Analog Devices, Inc.	100,278,434
1,541,790	ASE Technology Holding Co., Ltd. ADR (Taiwan)	10,977,545
378,523	Broadcom, Inc.	201,249,323
3,482,265	Intel Corp.	170,630,985
293,611	Lattice Semiconductor Corp. (a)	20,388,348
1,538,062	Marvell Technology, Inc.	105,357,247
1,174,740	Microchip Technology, Inc.	87,036,486
1,277,346	Micron Technology, Inc.	88,264,609
120,603	MKS Instruments, Inc.	18,096,480
94,669	Monolithic Power Systems, Inc.	49,744,773
841,042	NVIDIA Corp.	215,029,208
437,794	NXP Semiconductors NV ADR (Netherlands)	87,935,303
928,302	ON Semiconductor Corp. (a)	44,623,477
241,328	Qorvo, Inc. (a)	40,598,609
914,744	Qualcomm, Inc.	121,697,542
359,882	Skyworks Solutions, Inc.	60,147,079
640,920	STMicroelectronics NV ADR (Netherlands) (b)	30,533,429
725,311	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	82,467,861
359,882	Teradyne, Inc.	49,750,088
702,994	Texas Instruments, Inc.	131,797,315
1,746,984	United Microelectronics Corp. ADR (Taiwan) (b)	17,941,526
94,669	Universal Display Corp.	17,343,361
251,495	Wolfspeed, Inc. (a)	30,207,064
539,653	Xilinx, Inc.	97,137,540
		1,981,457,747
Machinery Manufacturing - 6.4%
696,442	Applied Materials, Inc.	95,168,799
103,260	ASML Holding NV ADR (Netherlands) ADR	83,937,989
155,446	Lam Research Corp.	87,604,702
		266,711,490
Merchant Wholesalers, Durable Goods - 3.5%
294,882	Entegris, Inc.	41,513,488
276,745	KLA-Tencor Corp.	103,159,466
		144,672,954
	TOTAL COMMON STOCKS (Cost $2,287,521,325)	$2,392,842,191
Shares		Fair Value
SHORT TERM INVESTMENTS - 43.2%
Money Market Funds - 43.2%
1,127,166,222	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$1,127,166,222
205,145,067	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	205,145,067
463,378,558	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	463,378,558
	TOTAL SHORT TERM INVESTMENTS (Cost $1,795,689,847)	$1,795,689,847
	TOTAL INVESTMENTS (Cost $4,083,211,172) - 100.8% (e)	$4,188,532,038
	Liabilities in Excess of Other Assets - (0.8)%	(33,433,079)
	TOTAL NET ASSETS - 100.0%	$4,155,098,959

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,632,252,411.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of ICE Semiconductor Index	0.5893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	1,242,127	$954,551,179	$48,493,233
Total return of ICE Semiconductor Index	0.8258% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2021	3,120,466	2,366,331,239	153,660,348
Total return of ICE Semiconductor Index	0.3858% representing 1 month LIBOR rate + spread	Citibank N.A.	8/22/2022	3,776,335	2,849,691,679	202,442,213
Total return of ICE Semiconductor Index	0.4758% representing 1 month LIBOR rate + spread	Barclays	8/23/2022	1,550,039	1,196,720,410	54,353,378
Total return of ICE Semiconductor Index	0.9358% representing 1 month LIBOR rate + spread	BNP Paribas	9/21/2022	1,877,684	1,462,373,861	53,799,649
Total return of ICE Semiconductor Index	0.3858% representing 1 month LIBOR rate + spread	J.P. Morgan	9/26/2022	437,737	331,908,074	21,432,350
Total return of ICE Semiconductor Index	0.5500% representing 1 month LIBOR rate + spread	Goldman Sachs	11/16/2022	475,000	364,517,419	18,904,607
					$9,526,093,861	$553,085,778

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 97.6%
Money Market Funds - 97.6%
56,055,745	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$56,055,745
5,510,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 0.01% (a)	5,510,000
40,990,745	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	40,990,745
39,341,711	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	39,341,711
	TOTAL SHORT TERM INVESTMENTS (Cost $141,898,201) (b)	$141,898,201
	TOTAL INVESTMENTS (Cost $141,898,201) - 97.6%	$141,898,201
	Other Assets in Excess of Liabilities - 2.4%	3,519,825
	TOTAL NET ASSETS - 100.0%	$145,418,026

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $99,003,192.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3893% representing 1 month LIBOR rate + spread	Total return of ICE Semiconductor Index	Bank of America Merrill Lynch	12/9/2021	67,071	$51,245,958	$(2,934,983)
0.4958% representing 1 month LIBOR rate + spread	Total return of ICE Semiconductor Index	UBS Securities LLC	12/14/2021	49,104	37,161,907	(2,526,053)
0.0858% representing 1 month LIBOR rate + spread	Total return of ICE Semiconductor Index	Citibank N.A.	8/22/2022	109,486	82,391,496	(6,158,363)
0.1858% representing 1 month LIBOR rate + spread	Total return of ICE Semiconductor Index	Barclays	8/23/2022	253,114	200,211,166	(4,139,238)
0.0858% representing 1 month LIBOR rate + spread	Total return of ICE Semiconductor Index	BNP Paribas	9/21/2022	22,941	17,865,074	(687,382)
(0.0643)% representing 1 month LIBOR rate + spread	Total return of ICE Semiconductor Index	J.P. Morgan	9/26/2022	8,798	7,033,209	(78,341)
0.2000% representing 1 month LIBOR rate + spread	Total return of ICE Semiconductor Index	Goldman Sachs	10/24/2022	30,000	23,295,405	(940,351)
					$419,204,215	$(17,464,711)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 60.2%
Administrative and Support Services - 4.2%
106,948	Accenture PLC Class A ADR (Ireland)	$38,371,873
71,370	Automatic Data Processing, Inc.	16,021,851
19,591	Broadridge Financial Solutions, Inc.	3,495,230
13,932	FleetCor Technologies, Inc. (a)	3,446,916
14,116	Gartner, Inc. (a)	4,685,242
284,656	Visa, Inc. Class A (b)	60,281,601
		126,302,713
Amusement, Gambling, and Recreation Industries - 0.2%
49,542	Global Payments, Inc.	7,084,011
Computer and Electronic Product Manufacturing - 27.5%
204,579	Advanced Micro Devices, Inc. (a)	24,596,533
100,900	Amphenol Corp. Class A	7,746,093
90,719	Analog Devices, Inc.	15,738,839
2,648,707	Apple, Inc.	396,776,309
9,440	Arista Networks, Inc. (a)	3,867,474
69,206	Broadcom, Inc.	36,794,754
710,808	Cisco Systems, Inc.	39,783,924
22,716	Enphase Energy, Inc. (a)	5,261,707
22,859	Fortinet, Inc. (a)	7,688,396
202,619	HP, Inc.	6,145,434
684,278	Intel Corp.	33,529,622
151,186	International Business Machines Corp.	18,913,369
31,083	Keysight Technologies, Inc. (a)	5,595,562
92,446	Microchip Technology, Inc.	6,849,324
189,886	Micron Technology, Inc.	13,121,123
7,264	Monolithic Power Systems, Inc.	3,816,941
28,566	Motorola Solutions, Inc.	7,101,222
37,784	NetApp, Inc.	3,374,111
420,321	NVIDIA Corp.	107,463,470
44,718	NXP Semiconductors NV ADR (Netherlands)	8,982,057
18,752	Qorvo, Inc. (a)	3,154,649
190,255	Qualcomm, Inc.	25,311,525
35,325	Seagate Technology Holdings PLC ADR (Ireland)	3,146,398
27,857	Skyworks Solutions, Inc.	4,655,740
27,825	Teradyne, Inc.	3,846,528
155,720	Texas Instruments, Inc.	29,194,386
42,450	Trimble, Inc. (a)	3,708,857
51,680	Western Digital Corp. (a)	2,702,347
41,743	Xilinx, Inc.	7,513,740
8,998	Zebra Technologies Corp. Class A (a)	4,804,482
		841,184,916
Credit Intermediation and Related Activities - 2.0%
104,177	Fidelity National Information Services, Inc.	11,536,561
146,933	MasterCard, Inc. Class A	49,298,960
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
68,542	Western Union Co.	$1,248,835
		62,084,356
Data Processing, Hosting and Related Services - 0.4%
22,743	Ceridian HCM Holding, Inc. (a)	2,848,561
100,523	Fiserv, Inc. (a)	9,900,510
		12,749,071
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
6,050	IPG Photonics Corp. (a)	962,010
55,331	TE Connectivity Ltd. ADR (Switzerland)	8,078,326
		9,040,336
Machinery Manufacturing - 1.1%
154,162	Applied Materials, Inc.	21,066,238
24,032	Lam Research Corp.	13,543,714
		34,609,952
Merchant Wholesalers, Durable Goods - 0.3%
25,772	KLA-Tencor Corp.	9,606,771
Nonmetallic Mineral Product Manufacturing - 0.2%
129,646	Corning, Inc.	4,611,508
Professional, Scientific, and Technical Services - 1.8%
23,198	CDW Corp.	4,329,907
88,644	Cognizant Technology Solutions Corp. Class A	6,922,210
42,497	DXC Technology Co. (a)	1,384,127
10,165	F5 Networks, Inc. (a)	2,146,340
12,533	Jack Henry & Associates, Inc.	2,086,494
54,839	Juniper Networks, Inc.	1,618,847
54,022	Paychex, Inc.	6,659,832
33,413	ServiceNow, Inc. (a)	23,314,255
7,847	Teledyne Technologies, Inc. (a)	3,525,029
16,415	VeriSign, Inc. (a)	3,655,128
		55,642,169
Publishing Industries (except Internet) - 20.7%
80,361	Adobe Systems, Inc. (a)	52,263,580
27,467	Akamai Technologies, Inc. (a)	2,896,670
14,711	ANSYS, Inc. (a)	5,584,001
37,115	Autodesk, Inc. (a)	11,788,095
46,686	Cadence Design Systems, Inc. (a)	8,081,814
20,954	Citrix Systems, Inc.	1,984,972
220,263	Hewlett Packard Enterprise Co.	3,226,853
46,089	Intuit, Inc.	28,851,253
1,267,516	Microsoft Corp.	420,333,656
98,038	NortonLifeLock, Inc.	2,495,067
277,837	Oracle Corp.	26,655,682
8,125	Paycom Software, Inc. (a)	4,451,281
17,828	PTC, Inc. (a)	2,270,396
163,865	Salesforce.com, Inc. (a)	49,108,702
25,747	Synopsys, Inc. (a)	8,578,386
6,883	Tyler Technologies, Inc. (a)	3,738,983
		632,309,391
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Telecommunications - 1.5%
198,187	PayPal Holdings, Inc. (a)	$46,096,314
	TOTAL COMMON STOCKS (Cost $1,525,298,932)	$1,841,321,508
SHORT TERM INVESTMENTS - 39.0%
Money Market Funds - 39.0%
705,917,854	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)	$705,917,854
238,305,858	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	238,305,858
249,993,677	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	249,993,677
	TOTAL SHORT TERM INVESTMENTS (Cost $1,194,217,389)	$1,194,217,389
	TOTAL INVESTMENTS (Cost $2,719,516,321) - 99.2% (d)	$3,035,538,897
	Other Assets in Excess of Liabilities - 0.8%	25,820,449
	TOTAL NET ASSETS - 100.0%	$3,061,359,346

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,822,805,023.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Technology Select Sector Index	0.5258% representing 1 month LIBOR rate + spread	Barclays	11/1/2021	1,204,856	$1,775,610,100	$185,907,890
Total return of Technology Select Sector Index	0.6893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	615,332	790,461,398	213,015,124
Total return of Technology Select Sector Index	0.7258% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	483,810	605,444,672	183,406,762
Total return of Technology Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	468,360	657,855,724	105,122,253
Total return of Technology Select Sector Index	0.7858% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	987,319	1,523,828,267	82,491,725
Total return of Technology Select Sector Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	522,886	700,488,423	150,527,851
Total return of Technology Select Sector Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	80,000	107,729,009	22,453,679
Total return of Technology Select Sector Index	0.8358% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	150,000	209,176,334	34,834,369
					$6,370,593,927	$977,759,653

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 128.9%
Money Market Funds - 128.9%
51,935,273	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$51,935,273
17,210,713	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	17,210,713
17,173,819	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	17,173,819
	TOTAL SHORT TERM INVESTMENTS (Cost $86,319,805) (b)	$86,319,805
	TOTAL INVESTMENTS (Cost $86,319,805) - 128.9%	$86,319,805
	Liabilities in Excess of Other Assets - (28.9)%	(19,377,612)
	TOTAL NET ASSETS - 100.0%	$66,942,193

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $55,259,543.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2158% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Barclays	12/9/2021	43,689	$66,976,305	$(4,150,022)
0.4893% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	12/9/2021	11,938	14,980,161	(4,520,749)
0.4358% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/9/2021	31,640	40,880,243	(10,788,837)
0.0858% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	J.P. Morgan	12/9/2021	15,016	23,745,898	(709,685)
0.3358% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/13/2021	14,439	23,286,830	(209,270)
0.0858% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	3/16/2022	697	911,054	(227,925)
0.0858% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	4/20/2022	6,000	7,977,186	(1,824,365)
					$178,757,677	$(22,430,853)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 41.0%
Air Transportation - 3.5%
14,514	Alaska Air Group, Inc. (a)	$766,339
14,514	American Airlines Group, Inc. (a)	278,669
14,514	Delta Air Lines, Inc. (a)	567,933
14,514	JetBlue Airways Corp. (a)	203,631
14,514	Southwest Airlines Co. (a)	686,222
14,514	United Continental Holdings, Inc. (a)	669,676
		3,172,470
Couriers and Messengers - 7.3%
14,514	FedEx Corp.	3,418,482
14,514	United Parcel Service, Inc. Class B	3,098,304
		6,516,786
Rail Transportation - 14.2%
14,514	CSX Corp.	524,971
14,514	Kansas City Southern Railway Co.	4,502,968
14,514	Norfolk Southern Corp.	4,253,328
14,514	Union Pacific Corp.	3,503,680
		12,784,947
Rental and Leasing Services - 4.2%
14,514	Avis Budget Group, Inc. (a)	2,515,422
14,514	Ryder System, Inc.	1,232,964
		3,748,386
Support Activities for Transportation - 8.1%
14,514	C.H. Robinson Worldwide, Inc.	1,407,713
14,514	Expeditors International of Washington, Inc.	1,788,995
14,514	J.B. Hunt Transport Services, Inc.	2,862,016
14,514	Matson, Inc.	1,208,726
		7,267,450
Truck Transportation - 2.8%
14,514	Landstar System, Inc.	2,551,706
Water Transportation - 0.9%
14,514	Kirby Corp. (a)	760,679
	TOTAL COMMON STOCKS (Cost $35,479,911)	$36,802,424
SHORT TERM INVESTMENTS - 59.4%
Money Market Funds - 59.4%
34,843,436	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$34,843,436
3,566,342	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	3,566,342
Shares		Fair Value
Money Market Funds (continued)
14,920,804	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	$14,920,804
	TOTAL SHORT TERM INVESTMENTS (Cost $53,330,582)	$53,330,582
	TOTAL INVESTMENTS (Cost $88,810,493) - 100.4% (c)	$90,133,006
	Liabilities in Excess of Other Assets - (0.4)%	(334,960)
	TOTAL NET ASSETS - 100.0%	$89,798,046

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $57,973,002.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones Transportation Average Index	0.7858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	2,838	$39,109,461	$6,096,259
Total return of Dow Jones Transportation Average Index	0.6858% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	3,401	43,282,563	11,024,883
Total return of Dow Jones Transportation Average Index	0.5858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/10/2021	2,447	35,503,191	3,402,616
Total return of Dow Jones Transportation Average Index	0.5858% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	4,153	60,971,604	5,188,004
Total return of Dow Jones Transportation Average Index	0.5858% representing 1 month LIBOR rate + spread	Barclays	12/13/2021	1,783	27,527,049	829,766
					$206,393,868	$26,541,528

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 53.7%
Utilities - 53.7%
14,201	AES Corp.	$356,871
5,335	Alliant Energy Corp.	301,801
5,480	Ameren Corp.	461,909
10,664	American Electric Power Co., Inc.	903,348
3,869	American Water Works Co., Inc.	673,902
2,787	Atmos Energy Corp.	256,738
12,639	CenterPoint Energy, Inc.	329,120
6,174	CMS Energy Corp.	372,601
7,533	Consolidated Edison, Inc.	567,988
17,228	Dominion Energy, Inc.	1,308,122
4,126	DTE Energy Co.	467,682
16,400	Duke Energy Corp.	1,672,964
8,093	Edison International	509,293
4,280	Entergy Corp.	440,926
4,887	Evergy, Inc.	311,546
7,322	Eversource Energy	621,638
20,843	Exelon Corp.	1,108,639
11,596	FirstEnergy Corp.	446,794
41,808	NextEra Energy, Inc.	3,567,477
8,362	NiSource, Inc.	206,291
5,218	NRG Energy, Inc.	208,146
2,407	Pinnacle West Capital Corp.	155,227
16,402	PPL Corp.	472,378
10,774	Public Service Enterprise Group, Inc.	687,381
6,806	Sempra Energy	868,650
22,567	Southern Co.	1,406,375
6,722	WEC Energy Group, Inc.	605,383
11,476	Xcel Energy, Inc.	741,235
	TOTAL COMMON STOCKS (Cost $19,534,314)	$20,030,425
Shares		Fair Value
SHORT TERM INVESTMENTS - 47.1%
Money Market Funds - 47.1%
7,627,991	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$7,627,991
3,741,752	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	3,741,752
6,204,195	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	6,204,195
	TOTAL SHORT TERM INVESTMENTS (Cost $17,573,938)	$17,573,938
	TOTAL INVESTMENTS (Cost $37,108,252) - 100.8% (b)	$37,604,363
	Liabilities in Excess of Other Assets - (0.8)%	(330,258)
	TOTAL NET ASSETS - 100.0%	$37,274,105

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,613,952.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Utilities Select Sector Index	0.5358% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	41,076	$26,785,042	$1,088,507
Total return of Utilities Select Sector Index	0.5858% representing 1 month LIBOR rate + spread	Barclays	6/29/2022	94,397	60,909,044	3,373,156
					$87,694,086	$4,461,663

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 65.6%
133,526	iShares 7-10 Year Treasury Bond ETF (a)(b)	$15,306,085
	TOTAL INVESTMENT COMPANIES (Cost $15,042,161)	$15,306,085
SHORT TERM INVESTMENTS - 44.3%
Money Market Funds - 44.3%
5,827,291	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$5,827,291
440,029	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (c)	440,029
4,064,985	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	4,064,985
	TOTAL SHORT TERM INVESTMENTS (Cost $10,332,305)	$10,332,305
	TOTAL INVESTMENTS (Cost $25,374,466) - 109.9% (e)	$25,638,390
	Liabilities in Excess of Other Assets - (9.9)%	(2,299,587)
	TOTAL NET ASSETS - 100.0%	$23,338,803

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,940,917.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 7-10 Year Treasury Bond ETF	0.2393% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	121,302	$13,892,156	$44,931
Total return of iShares 7-10 Year Treasury Bond ETF	0.2858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	216,438	25,393,092	(570,943)
Total return of iShares 7-10 Year Treasury Bond ETF	(0.5443)% representing 1 month LIBOR rate + spread	BNP Paribas	3/16/2022	113,013	13,224,781	(149,658)
Total return of iShares 7-10 Year Treasury Bond ETF	(0.5443)% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	4,230	482,070	6,239
Total return of iShares 7-10 Year Treasury Bond ETF	0.6358% representing 1 month LIBOR rate + spread	Barclays	5/6/2022	22,295	2,540,779	14,712
					$55,532,878	$(654,719)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.1%
Money Market Funds - 100.1%
13,009,856	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$13,009,856
250,017	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (a)	250,017
16,387,545	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	16,387,545
	TOTAL SHORT TERM INVESTMENTS (Cost $29,647,418) (b)	$29,647,418
	TOTAL INVESTMENTS (Cost $29,647,418) - 100.1%	$29,647,418
	Liabilities in Excess of Other Assets - (0.1)%	(24,203)
	TOTAL NET ASSETS - 100.0%	$29,623,215

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,411,185.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.1893% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Bank of America Merrill Lynch	12/9/2021	232,988	$26,738,220	$(11,101)
(0.8643)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	J.P. Morgan	12/15/2021	417,828	48,555,860	511,645
(0.8443)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	3/16/2022	96,503	11,292,781	104,421
(0.8443)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	4/20/2022	19,848	2,259,223	(37,180)
0.1358% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Barclays	5/6/2022	4,228	484,414	(215)
(0.8443)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	5/18/2022	3,880	443,312	(5,288)
					$89,773,810	$562,282

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 63.4%
1,544,563	iShares 20+ Year Treasury Bond ETF (a)(b)	$228,116,510
	TOTAL INVESTMENT COMPANIES (Cost $225,251,572)	$228,116,510
SHORT TERM INVESTMENTS - 65.1%
Money Market Funds - 65.1%
151,207,550	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$151,207,550
82,907,537	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	82,907,537
	TOTAL SHORT TERM INVESTMENTS (Cost $234,115,087)	$234,115,087
	TOTAL INVESTMENTS (Cost $459,366,659) - 128.5% (e)	$462,231,597
	Liabilities in Excess of Other Assets - (28.5)%	(102,496,780)
	TOTAL NET ASSETS - 100.0%	$359,734,817

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $247,888,794.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 20+ Year Treasury Bond ETF	0.3893% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2021	1,019,993	$153,013,433	$(1,565,295)
Total return of iShares 20+ Year Treasury Bond ETF	0.3658% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2021	896,577	138,920,480	(5,569,903)
Total return of iShares 20+ Year Treasury Bond ETF	0.3858% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2021	681,833	105,225,603	(3,849,712)
Total return of iShares 20+ Year Treasury Bond ETF	(0.3143)% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2021	31,519	4,482,269	224,329
Total return of iShares 20+ Year Treasury Bond ETF	0.1858% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2021	1,981,312	291,712,634	979,843
Total return of iShares 20+ Year Treasury Bond ETF	0.3558% representing 1 month LIBOR rate + spread	BNP Paribas	4/20/2022	162,026	22,693,775	2,035,835
Total return of iShares 20+ Year Treasury Bond ETF	0.3558% representing 1 month LIBOR rate + spread	BNP Paribas	5/18/2022	285,725	39,940,113	2,547,999
Total return of iShares 20+ Year Treasury Bond ETF	0.3558% representing 1 month LIBOR rate + spread	BNP Paribas	6/15/2022	191,686	26,384,235	2,099,431
Total return of iShares 20+ Year Treasury Bond ETF	0.3558% representing 1 month LIBOR rate + spread	BNP Paribas	7/20/2022	366,179	53,020,541	1,332,860
Total return of iShares 20+ Year Treasury Bond ETF	0.3558% representing 1 month LIBOR rate + spread	BNP Paribas	7/20/2022	56,253	8,330,192	(562)
Total return of iShares 20+ Year Treasury Bond ETF	0.3558% representing 1 month LIBOR rate + spread	BNP Paribas	8/17/2022	89,528	13,271,184	(12,963)
					$856,994,459	$(1,778,138)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 109.0%
Money Market Funds - 109.0%
204,503,919	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$204,503,919
150,213,290	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (a)	150,213,290
	TOTAL SHORT TERM INVESTMENTS (Cost $354,717,209) (b)	$354,717,209
	TOTAL INVESTMENTS (Cost $354,717,209) - 109.0%	$354,717,209
	Liabilities in Excess of Other Assets - (9.0)%	(29,383,711)
	TOTAL NET ASSETS - 100.0%	$325,333,498

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $207,410,989.

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.6643)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse International	12/7/2021	1,013,766	$151,935,999	$84,210
(0.4108)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Bank of America Merrill Lynch	12/9/2021	1,002,705	138,246,319	(11,330,926)
0.1058% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/9/2021	1,079,994	162,825,449	2,215,440
(0.1143)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	J.P. Morgan	12/10/2021	573,319	79,493,546	(5,758,869)
(0.1343)% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/13/2021	2,006,538	288,176,340	(8,208,065)
0.1358% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	6/15/2022	199,605	27,726,923	(2,463,102)
0.1358% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	7/20/2022	528,350	75,684,559	(2,800,819)
0.1358% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	8/17/2022	39,166	5,804,793	966
0.1358% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	8/17/2022	164,967	24,117,537	(300,588)
					$954,011,465	$(28,561,753)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$90,528,535	$3,400,994,765	$471,360,751	$1,798,817,867
Receivable for Fund shares sold	—	—	563	23,317,377
Dividend and interest receivable	390	16,633	7,634	99,829
Due from broker for swap contracts	3,022	4,672,613	6,705	47,580
Unrealized appreciation on swap contracts	23,316,677	788,426,701	—	135,513,262
Prepaid expenses and other assets	11,001	30,413	6,202	27,512
Total Assets	113,859,625	4,194,141,125	471,381,855	1,957,823,427
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	319,154,351
Payable for Fund shares redeemed	—	249,187	1,878,221	890,610
Payable for investments purchased	—	69,019,350	—	—
Unrealized depreciation on swap contracts	—	—	79,638,516	—
Due to Adviser, net (Note 6)	61,590	2,047,640	292,331	1,036,228
Due to broker for swap contracts	23,160,000	772,779,999	1,002,072	136,825,000
Accrued expenses and other liabilities	53,860	1,294,713	214,096	398,379
Total Liabilities	23,275,450	845,390,889	83,025,236	458,304,568
Net Assets	$90,584,175	$3,348,750,236	$388,356,619	$1,499,518,859
Net Assets Consist of:
Capital stock	$60,187,368	$2,352,093,555	$3,150,737,936	$1,417,435,217
Total distributable earnings (loss)	30,396,807	996,656,681	(2,762,381,317)	82,083,642
Net Assets	$90,584,175	$3,348,750,236	$388,356,619	$1,499,518,859
Calculation of Net Asset Value Per Share:
Net assets	$90,584,175	$3,348,750,236	$388,356,619	$1,499,518,859
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,350,132	25,700,002	20,676,918	16,100,002
Net assets value, redemption price and offering price per share	$67.09	$130.30	$18.78	$93.14
Cost of Investments	$81,197,561	$3,140,299,840	$471,360,751	$1,788,480,406

*  Securities loaned with values of $–, $–, $– and $313,246,743, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$572,797,939	$548,292,471	$81,299,792	$49,195,412
Receivable for Fund shares sold	12,104,050	—	759	—
Dividend and interest receivable	9,752	6,108	944	444
Due from broker for swap contracts	—	—	1,186	30,798
Unrealized appreciation on swap contracts	—	5,287,645	210,943	9,594,964
Prepaid expenses and other assets	14,042	11,195	9,965	11,939
Total Assets	584,925,783	553,597,419	81,523,589	58,833,557
Liabilities:
Payable for Fund shares redeemed	13,444,463	278,672	7,319,841	—
Unrealized depreciation on swap contracts	66,242,019	54,174,701	7,881,541	15,576
Due to Adviser, net (Note 6)	300,988	347,234	44,695	32,183
Due to broker for swap contracts	35,602	16,201,283	—	10,837,739
Accrued expenses and other liabilities	119,428	307,784	47,243	24,236
Total Liabilities	80,142,500	71,309,674	15,293,320	10,909,734
Net Assets	$504,783,283	$482,287,745	$66,230,269	$47,923,823
Net Assets Consist of:
Capital stock	$4,372,424,006	$765,976,447	$181,324,335	$52,034,702
Total distributable loss	(3,867,640,723)	(283,688,702)	(115,094,066)	(4,110,879)
Net Assets	$504,783,283	$482,287,745	$66,230,269	$47,923,823
Calculation of Net Asset Value Per Share:
Net assets	$504,783,283	$482,287,745	$66,230,269	$47,923,823
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	18,772,797	43,100,013	3,927,337	1,250,001
Net assets value, redemption price and offering price per share	$26.89	$11.19	$16.86	$38.34
Cost of Investments	$572,797,939	$552,896,589	$81,299,792	$48,435,070

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$181,993,724	$26,980,919	$15,776,669	$52,509,905
Receivable for Fund shares sold	—	271	—	—
Dividend and interest receivable	2,067	515	904	222
Due from broker for swap contracts	—	—	19,582	—
Unrealized appreciation on swap contracts	—	2,139,492	5,191,811	—
Prepaid expenses and other assets	20,252	50,614	6,374	9,098
Total Assets	182,016,043	29,171,811	20,995,340	52,519,225
Liabilities:
Collateral for securities loaned (Note 2)	715,290	—	119,780	—
Payable for Fund shares redeemed	7,807	902,834	—	58,410
Unrealized depreciation on swap contracts	9,815,761	76,546	—	4,829,339
Due to Adviser, net (Note 6)	123,382	12,950	10,760	29,637
Due to broker for swap contracts	2,089,149	1,524,537	5,620,339	547,001
Accrued expenses and other liabilities	83,625	64,490	19,256	32,945
Total Liabilities	12,835,014	2,581,357	5,770,135	5,497,332
Net Assets	$169,181,029	$26,590,454	$15,225,205	$47,021,893
Net Assets Consist of:
Capital stock	$331,836,672	$371,669,920	$11,375,700	$59,145,202
Total distributable earnings (loss)	(162,655,643)	(345,079,466)	3,849,505	(12,123,309)
Net Assets	$169,181,029	$26,590,454	$15,225,205	$47,021,893
Calculation of Net Asset Value Per Share:
Net assets	$169,181,029	$26,590,454	$15,225,205	$47,021,893
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,081,598	2,945,232	183,205	1,800,001
Net assets value, redemption price and offering price per share	$81.27	$9.03	$83.10	$26.12
Cost of Investments	$188,513,890	$26,980,919	$15,779,838	$53,401,549

*  Securities loaned with values of $690,475, $–, $116,040 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$283,993,359	$64,110,256	$99,136,356	$5,044,940
Receivable for Fund shares sold	6,694	2,763	—	—
Dividend and interest receivable	56,082	4,213	405	76
Due from broker for swap contracts	277,795	63,567	—	23
Unrealized appreciation on swap contracts	32,058,133	16,764,977	20,984,053	—
Prepaid expenses and other assets	33,718	33,050	12,279	14,142
Total Assets	316,425,781	80,978,826	120,133,093	5,059,181
Liabilities:
Collateral for securities loaned (Note 2)	497,498	—	—	—
Payable for Fund shares redeemed	—	9,210,593	—	—
Unrealized depreciation on swap contracts	3,038,977	—	—	437,962
Due to Adviser, net (Note 6)	211,093	36,930	65,875	546
Due to broker for swap contracts	31,649,001	16,431,170	20,071,900	10,327
Accrued expenses and other liabilities	139,065	36,623	26,927	6,606
Total Liabilities	35,535,634	25,715,316	20,164,702	455,441
Net Assets	$280,890,147	$55,263,510	$99,968,391	$4,603,740
Net Assets Consist of:
Capital stock	$252,089,617	$36,318,927	$72,810,375	$14,338,276
Total distributable earnings (loss)	28,800,530	18,944,583	27,158,016	(9,734,536)
Net Assets	$280,890,147	$55,263,510	$99,968,391	$4,603,740
Calculation of Net Asset Value Per Share:
Net assets	$280,890,147	$55,263,510	$99,968,391	$4,603,740
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	13,650,001	600,001	1,150,001	319,952
Net assets value, redemption price and offering price per share	$20.58	$92.11	$86.93	$14.39
Cost of Investments	$281,849,312	$61,443,977	$96,277,359	$5,044,940

*  Securities loaned with values of $1,317,544, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$3,630,412,583	$166,507,325	$248,754,332	$390,471,856
Receivable for Fund shares sold	527,319	1,100	—	2,082
Dividend and interest receivable	3,568,454	1,765	159,837	53,430
Due from broker for swap contracts	20,690,084	1	110,588	1,805,918
Unrealized appreciation on swap contracts	1,139,379,552	—	58,928,576	128,523,064
Prepaid expenses and other assets	48,528	7,801	17,458	39,880
Total Assets	4,794,626,520	166,517,992	307,970,791	520,896,230
Liabilities:
Collateral for securities loaned (Note 2)	1,436,537	—	—	—
Payable for Fund shares redeemed	—	6,382,433	—	4,136,741
Unrealized depreciation on swap contracts	—	29,475,112	2,784	—
Due to Adviser, net (Note 6)	2,124,027	81,674	154,879	249,430
Due to broker for swap contracts	1,208,178,400	290,241	53,580,001	133,261,000
Accrued expenses and other liabilities	727,568	54,269	117,497	173,664
Total Liabilities	1,212,466,532	36,283,729	53,855,161	137,820,835
Net Assets	$3,582,159,988	$130,234,263	$254,115,630	$383,075,395
Net Assets Consist of:
Capital stock	$2,204,741,803	$3,282,089,360	$186,077,993	$263,932,638
Total distributable earnings (loss)	1,377,418,185	(3,151,855,097)	68,037,637	119,142,757
Net Assets	$3,582,159,988	$130,234,263	$254,115,630	$383,075,395
Calculation of Net Asset Value Per Share:
Net assets	$3,582,159,988	$130,234,263	$254,115,630	$383,075,395
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	24,799,289	7,103,351	2,050,008	4,600,000
Net assets value, redemption price and offering price per share	$144.45	$18.33	$123.96	$83.28
Cost of Investments	$3,233,379,692	$166,507,325	$234,715,135	$382,661,397

*  Securities loaned with values of $2,343,985, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$63,798,066	$151,375,297	$23,075,427	$32,452,777
Receivable for Fund shares sold	—	—	1,984,585	—
Dividend and interest receivable	22,264	28,596	353	8,170
Due from broker for swap contracts	1,459	1,583,232	65,996	—
Unrealized appreciation on swap contracts	14,368,015	55,183,456	—	395,948
Prepaid expenses and other assets	35,280	115,392	15,418	14,592
Total Assets	78,225,084	208,285,973	25,141,779	32,871,487
Liabilities:
Collateral for securities loaned (Note 2)	—	201,005	—	614,035
Payable for investments purchased	—	1,523,069	—	—
Unrealized depreciation on swap contracts	—	—	5,107,034	42,735
Due to Adviser, net (Note 6)	42,927	96,474	9,268	19,461
Due to broker for swap contracts	14,624,000	58,649,182	83,216	482,083
Accrued expenses and other liabilities	38,237	112,356	15,915	20,408
Total Liabilities	14,705,164	60,582,086	5,215,433	1,178,722
Net Assets	$63,519,920	$147,703,887	$19,926,346	$31,692,765
Net Assets Consist of:
Capital stock	$50,513,262	$85,288,781	$156,512,937	$33,480,637
Total distributable earnings (loss)	13,006,658	62,415,106	(136,586,591)	(1,787,872)
Net Assets	$63,519,920	$147,703,887	$19,926,346	$31,692,765
Calculation of Net Asset Value Per Share:
Net assets	$63,519,920	$147,703,887	$19,926,346	$31,692,765
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,400,001	5,650,000	485,144	1,750,001
Net assets value, redemption price and offering price per share	$45.37	$26.14	$41.07	$18.11
Cost of Investments	$64,273,256	$143,886,268	$23,075,427	$32,095,227

*  Securities loaned with values of $–, $197,037, $– and $701,764, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$443,461,883	$131,862,125	$129,245,027	$31,864,867
Receivable for Fund shares sold	15,304	—	5,661	—
Receivable for investments sold	1,850,340	—	—	—
Dividend and interest receivable	125,590	12,798	21,571	612
Due from broker for swap contracts	16,642	17,481	217,644	1
Unrealized appreciation on swap contracts	137,985,415	32,091,672	39,813,067	—
Prepaid expenses and other assets	109,664	59,553	31,563	13,664
Total Assets	583,564,838	164,043,629	169,334,533	31,879,144
Liabilities:
Collateral for securities loaned (Note 2)	—	5,063,758	—	—
Payable for Fund shares redeemed	88,360	69,497	18,869,677	—
Unrealized depreciation on swap contracts	—	—	—	7,854,502
Due to Adviser, net (Note 6)	316,153	101,577	71,100	15,464
Due to broker for swap contracts	141,751,563	29,926,000	39,816,181	374,059
Accrued expenses and other liabilities	132,708	43,817	48,811	9,153
Total Liabilities	142,288,784	35,204,649	58,805,769	8,253,178
Net Assets	$441,276,054	$128,838,980	$110,528,764	$23,625,966
Net Assets Consist of:
Capital stock	$311,616,038	$99,676,452	$74,054,114	$140,192,867
Total distributable earnings (loss)	129,660,016	29,162,528	36,474,650	(116,566,901)
Net Assets	$441,276,054	$128,838,980	$110,528,764	$23,625,966
Calculation of Net Asset Value Per Share:
Net assets	$441,276,054	$128,838,980	$110,528,764	$23,625,966
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,648,590	3,071,105	1,464,370	2,606,828
Net assets value, redemption price and offering price per share	$51.02	$41.95	$75.48	$9.06
Cost of Investments	$434,499,369	$131,533,777	$125,895,474	$31,864,867

*  Securities loaned with values of $–, $5,986,652, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$845,748,576	$43,328,751	$4,188,532,038	$141,898,201
Receivable for Fund shares sold	3,994	6,221,996	27,383	21,147,712
Dividend and interest receivable	65,341	713	928,460	2,159
Due from broker for swap contracts	—	—	12,387,478	—
Unrealized appreciation on swap contracts	128,769	1,287,723	553,085,778	—
Prepaid expenses and other assets	261,537	13,618	48,364	15,859
Total Assets	846,208,217	50,852,801	4,755,009,501	163,063,931
Liabilities:
Collateral for securities loaned (Note 2)	27,785,823	—	46,046,332	—
Payable for Fund shares redeemed	9,216,960	2,132,986	26,254,344	—
Unrealized depreciation on swap contracts	25,609,724	563,926	—	17,464,711
Due to Adviser, net (Note 6)	478,320	31,013	2,394,831	83,014
Due to broker for swap contracts	9,970,281	820,002	523,968,522	32,051
Accrued expenses and other liabilities	350,856	37,400	1,246,513	66,129
Total Liabilities	73,411,964	3,585,327	599,910,542	17,645,905
Net Assets	$772,796,253	$47,267,474	$4,155,098,959	$145,418,026
Net Assets Consist of:
Capital stock	$1,010,879,074	$375,351,546	$3,607,776,407	$921,465,092
Total distributable earnings (loss)	(238,082,821)	(328,084,072)	547,322,552	(776,047,066)
Net Assets	$772,796,253	$47,267,474	$4,155,098,959	$145,418,026
Calculation of Net Asset Value Per Share:
Net assets	$772,796,253	$47,267,474	$4,155,098,959	$145,418,026
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	14,511,600	2,216,024	87,250,060	25,301,071
Net assets value, redemption price and offering price per share	$53.25	$21.33	$47.62	$5.75
Cost of Investments	$916,141,256	$43,328,751	$4,083,211,172	$141,898,201

*  Securities loaned with values of $35,084,479, $–, $51,297,516 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$3,035,538,897	$86,319,805	$90,133,006	$37,604,363
Receivable for Fund shares sold	3,200	3,715,945	—	20,506
Dividend and interest receivable	412,927	1,720	729	13,387
Due from broker for swap contracts	1,166	—	53,059	90,310
Unrealized appreciation on swap contracts	977,759,653	—	26,541,528	4,461,663
Prepaid expenses and other assets	32,924	12,053	23,215	20,644
Total Assets	4,013,748,767	90,049,523	116,751,537	42,210,873
Liabilities:
Payable for Fund shares redeemed	4,005,574	—	—	—
Unrealized depreciation on swap contracts	—	22,430,853	—	—
Due to Adviser, net (Note 6)	1,766,061	43,862	61,262	26,369
Due to broker for swap contracts	945,444,000	592,636	26,849,575	4,893,000
Accrued expenses and other liabilities	1,173,786	39,979	42,654	17,399
Total Liabilities	952,389,421	23,107,330	26,953,491	4,936,768
Net Assets	$3,061,359,346	$66,942,193	$89,798,046	$37,274,105
Net Assets Consist of:
Capital stock	$1,935,984,777	$382,137,439	$66,693,836	$33,248,191
Total distributable earnings (loss)	1,125,374,569	(315,195,246)	23,104,210	4,025,914
Net Assets	$3,061,359,346	$66,942,193	$89,798,046	$37,274,105
Calculation of Net Asset Value Per Share:
Net assets	$3,061,359,346	$66,942,193	$89,798,046	$37,274,105
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	43,050,000	1,801,485	1,850,001	1,150,001
Net assets value, redemption price and offering price per share	$71.11	$37.16	$48.54	$32.41
Cost of Investments	$2,719,516,321	$86,319,805	$88,810,493	$37,108,252

*  Securities loaned with values of $25,605,322, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2021

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$25,638,390	$29,647,418	$462,231,597	$354,717,209
Receivable for Fund shares sold	—	—	—	2,866,749
Dividend and interest receivable	741	411	18,082	5,982
Due from broker for swap contracts	—	867	1	—
Unrealized appreciation on swap contracts	65,882	616,066	9,220,297	2,300,616
Prepaid expenses and other assets	36,788	37,720	11,412	19,691
Total Assets	25,741,801	30,302,482	471,481,389	359,910,247
Liabilities:
Collateral for securities loaned (Note 2)	1,601,530	—	92,509,544	—
Payable for Fund shares redeemed	—	—	19,367	—
Unrealized depreciation on swap contracts	720,601	53,784	10,998,435	30,862,369
Due to Adviser, net (Note 6)	13,975	17,581	220,137	224,545
Due to broker for swap contracts	—	541,065	7,854,226	3,340,129
Accrued expenses and other liabilities	66,892	66,837	144,863	149,706
Total Liabilities	2,402,998	679,267	111,746,572	34,576,749
Net Assets	$23,338,803	$29,623,215	$359,734,817	$325,333,498
Net Assets Consist of:
Capital stock	$24,681,701	$92,335,815	$419,751,881	$1,389,619,079
Total distributable loss	(1,342,898)	(62,712,600)	(60,017,064)	(1,064,285,581)
Net Assets	$23,338,803	$29,623,215	$359,734,817	$325,333,498
Calculation of Net Asset Value Per Share:
Net assets	$23,338,803	$29,623,215	$359,734,817	$325,333,498
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	450,000	3,400,000	12,800,000	5,674,261
Net assets value, redemption price and offering price per share	$51.86	$8.71	$28.10	$57.33
Cost of Investments	$25,374,466	$29,647,418	$459,366,659	$354,717,209

*  Securities loaned with values of $6,571,623, $–, $90,924,758 and $–, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Investment Income:
Dividend income	$744,838	$23,116,781	$—	$9,002,428
Interest income	5,439	154,030	115,034	113,642
Securities lending income	—	1,108	—	1,061,286
Total investment income	750,277	23,271,919	115,034	10,177,356
Expenses:
Investment advisory fees (Note 6)	689,949	16,608,968	3,417,416	12,079,585
Licensing fees	73,595	1,771,623	364,524	966,367
Fund servicing fees	35,245	825,375	171,836	601,954
Management service fees (Note 6)	22,769	547,595	112,990	398,850
Professional fees	16,414	162,691	41,879	122,362
Interest expense	11,727	268,064	247	222,697
Reports to shareholders	10,055	241,767	49,817	176,051
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,404	5,404	5,711	5,404
Trustees' fees and expenses	1,796	42,988	8,909	31,461
Insurance fees	1,623	39,569	8,104	28,664
Other	1,217	33,025	22,278	21,127
Total Expenses	875,795	20,553,070	4,209,712	14,660,523
Recoupment of expenses to Adviser (Note 6)	11,374	123,148	120,578	111,078
Less: Reimbursement of expenses from Adviser (Note 6)	(1,507)	(448)	(1,315)	(226)
Less: Investment advisory fees waived (Note 6)	—	(464,529)	—	(55,306)
Net Expenses	885,662	20,211,241	4,328,975	14,716,069
Net investment income (loss)	(135,385)	3,060,678	(4,213,941)	(4,538,713)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(907,932)	(14,066,546)	—	(29,481,536)
In-kind redemptions	12,310,549	253,658,653	—	300,668,495
Swap contracts	41,133,067	894,022,188	(586,097,391)	1,483,941,827
Net realized gain (loss)	52,535,684	1,133,614,295	(586,097,391)	1,755,128,786
Change in net unrealized appreciation (depreciation) on:
Investment securities	5,444,117	234,039,884	—	17,381,351
Swap contracts	15,764,045	654,856,910	(3,130,432)	(275,226,144)
Change in net unrealized appreciation (depreciation)	21,208,162	888,896,794	(3,130,432)	(257,844,793)
Net realized and unrealized gain (loss)	73,743,846	2,022,511,089	(589,227,823)	1,497,283,993
Net increase (decrease) in net assets resulting from operations	$73,608,461	$2,025,571,767	$(593,441,764)	$1,492,745,280

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$—	$3,271,226	$—	$615,979
Interest income	105,593	42,815	9,494	4,399
Securities lending income	—	880,671	—	3,226
Total investment income	105,593	4,194,712	9,494	623,604
Expenses:
Investment advisory fees (Note 6)	2,914,036	2,803,228	301,132	330,725
Licensing fees	233,123	325,548	34,971	14,403
Fund servicing fees	146,238	140,297	15,995	17,383
Management service fees (Note 6)	96,215	92,475	9,929	10,904
Reports to shareholders	42,437	40,817	4,381	4,818
Professional fees	36,895	35,793	12,759	13,068
Exchange listing fees	9,932	5,404	5,404	5,404
Trustees' fees and expenses	7,555	7,266	777	860
Insurance fees	6,928	6,687	730	771
Pricing fees	6,001	6,001	6,001	6,001
Interest expense	2,082	16,170	364	4,358
Other	14,857	4,906	533	579
Total Expenses	3,516,299	3,484,592	392,976	409,274
Recoupment of expenses to Adviser (Note 6)	145,497	82,712	282	15,057
Less: Reimbursement of expenses from Adviser (Note 6)	(3,683)	(379)	(11,460)	(1,054)
Net Expenses	3,658,113	3,566,925	381,798	423,277
Net investment income (loss)	(3,552,520)	627,787	(372,304)	200,327
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(47,614,468)	—	(543,447)
In-kind redemptions	—	28,849,108	—	3,067,386
Swap contracts	(670,785,693)	(26,829,068)	(10,622,978)	14,960,932
Net realized gain (loss)	(670,785,693)	(45,594,428)	(10,622,978)	17,484,871
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(9,076,394)	—	987,961
Swap contracts	69,207,089	(68,633,048)	989,076	8,698,182
Change in net unrealized appreciation (depreciation)	69,207,089	(77,709,442)	989,076	9,686,143
Net realized and unrealized gain (loss)	(601,578,604)	(123,303,870)	(9,633,902)	27,171,014
Net increase (decrease) in net assets resulting from operations	$(605,131,124)	$(122,676,083)	$(10,006,206)	$27,371,341

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$1,651,104	$—	$180,941	$116,634
Interest income	22,940	5,386	3,257	6,288
Securities lending income	125,517	—	9,843	696
Total investment income	1,799,561	5,386	194,041	123,618
Expenses:
Investment advisory fees (Note 6)	1,684,355	202,478	158,349	401,759
Licensing fees	—	67,499	—	—
Fund servicing fees	84,930	11,119	8,905	21,026
Management service fees (Note 6)	55,659	6,686	5,228	13,276
Professional fees	25,697	11,885	11,481	13,740
Reports to shareholders	24,556	2,951	2,326	5,856
Interest expense	20,048	593	1,823	3,476
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,404	5,404	5,404	5,404
Trustees' fees and expenses	4,393	536	421	1,046
Insurance fees	3,990	492	377	967
Excise tax	—	—	911	—
Other	200,109	311	8,786	43,557
Total Expenses	2,115,142	315,955	210,012	516,108
Recoupment of expenses to Adviser (Note 6)	39,361	—	23	1,032
Less: Reimbursement of expenses from Adviser (Note 6)	(939)	(58,889)	(6,726)	(4,769)
Net Expenses	2,153,564	257,066	203,309	512,371
Net investment loss	(354,003)	(251,680)	(9,268)	(388,753)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	766,317	—	(231,387)	(2,455,921)
In-kind redemptions	15,610,573	—	2,058,932	4,821,829
Swap contracts	114,995,325	(39,406,431)	8,763,790	27,519,867
Net realized gain (loss)	131,372,215	(39,406,431)	10,591,335	29,885,775
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,338,288)	—	(418,459)	(1,099,639)
Swap contracts	(67,795,637)	20,478,769	4,266,294	(13,176,070)
Change in net unrealized appreciation (depreciation)	(74,133,925)	20,478,769	3,847,835	(14,275,709)
Net realized and unrealized gain (loss)	57,238,290	(18,927,662)	14,439,170	15,610,066
Net increase (decrease) in net assets resulting from operations	$56,884,287	$(19,179,342)	$14,429,902	$15,221,313

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Investment Income:
Dividend income	$2,482,437	$142,562	$98,273	$—
Interest income	21,277	2,090	4,691	755
Securities lending income	30,213	23	1,049	—
Total investment income	2,533,927	144,675	104,013	755
Expenses:
Investment advisory fees (Note 6)	2,405,103	258,001	524,419	33,603
Licensing fees	256,543	27,657	55,939	10,001
Fund servicing fees	120,698	13,756	26,981	2,677
Management service fees (Note 6)	79,416	8,508	17,288	1,115
Reports to shareholders	35,060	3,755	7,635	497
Professional fees	32,573	12,376	14,827	10,314
Interest expense	27,904	3,816	6,665	19
Trustees' fees and expenses	6,270	667	1,359	88
Pricing fees	6,001	6,001	6,001	6,001
Insurance fees	5,706	600	1,231	81
Exchange listing fees	5,404	5,404	5,404	5,404
Other	7,916	470	1,272	190
Total Expenses	2,988,594	341,011	669,021	69,990
Recoupment of expenses to Adviser (Note 6)	85,916	8,376	6,026	—
Less: Reimbursement of expenses from Adviser (Note 6)	(141)	(18,769)	(4,118)	(27,407)
Net Expenses	3,074,369	330,618	670,929	42,583
Net investment loss	(540,442)	(185,943)	(566,916)	(41,828)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(9,760,709)	(42,133)	(1,547,254)	—
In-kind redemptions	46,954,410	3,131,774	11,451,040	—
Swap contracts	131,568,954	12,307,374	16,958,017	(4,367,139)
Net realized gain (loss)	168,762,655	15,397,015	26,861,803	(4,367,139)
Change in net unrealized appreciation (depreciation) on:
Investment securities	10,645,864	2,646,404	622,604	—
Swap contracts	48,499,050	11,123,890	13,805,841	(402,322)
Change in net unrealized appreciation (depreciation)	59,144,914	13,770,294	14,428,445	(402,322)
Net realized and unrealized gain (loss)	227,907,569	29,167,309	41,290,248	(4,769,461)
Net increase (decrease) in net assets resulting from operations	$227,367,127	$28,981,366	$40,723,332	$(4,811,289)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Investment Income:
Dividend income	$40,443,324	$—	$1,534,223	$2,372,005
(net of foreign withholding tax of $17,296, $—, $2,149 and $—, respectively)
Interest income	192,444	25,136	12,378	30,434
Securities lending income	111,669	—	—	5
Total investment income	40,747,437	25,136	1,546,601	2,402,444
Expenses:
Investment advisory fees (Note 6)	21,473,795	1,095,313	1,271,343	3,050,156
Licensing fees	1,717,904	87,625	135,609	325,350
Fund servicing fees	1,066,955	55,850	64,123	152,922
Management service fees (Note 6)	708,385	36,247	41,910	100,767
Interest expense	351,362	466	11,417	80,135
Reports to shareholders	312,748	15,964	18,508	44,452
Professional fees	214,277	26,206	21,693	38,364
Trustees' fees and expenses	55,731	2,853	3,293	7,941
Insurance fees	51,065	2,596	3,025	7,235
Exchange listing fees	6,913	6,913	5,404	5,404
Pricing fees	6,001	6,001	6,001	6,001
Other	46,323	6,139	2,225	6,490
Total Expenses	26,011,459	1,342,173	1,584,551	3,825,217
Recoupment of expenses to Adviser (Note 6)	—	50,235	37,618	92,979
Less: Reimbursement of expenses from Adviser (Note 6)	—	(4,546)	(384)	—
Less: Investment advisory fees waived (Note 6)	(1,294,760)	—	—	—
Net Expenses	24,716,699	1,387,862	1,621,785	3,918,196
Net investment income (loss)	16,030,738	(1,362,726)	(75,184)	(1,515,752)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(64,613,753)	—	148,636	(18,933,869)
In-kind redemptions	488,687,095	—	9,256,713	90,568,432
Swap contracts	1,588,678,863	(303,582,709)	45,280,152	301,070,089
Net realized gain (loss)	2,012,752,205	(303,582,709)	54,685,501	372,704,652
Change in net unrealized appreciation (depreciation) on:
Investment securities	375,306,416	—	13,557,368	12,235,969
Swap contracts	1,105,063,901	(11,913,059)	48,573,410	(63,750,988)
Change in net unrealized appreciation (depreciation)	1,480,370,317	(11,913,059)	62,130,778	(51,515,019)
Net realized and unrealized gain (loss)	3,493,122,522	(315,495,768)	116,816,279	321,189,633
Net increase (decrease) in net assets resulting from operations	$3,509,153,260	$(316,858,494)	$116,741,095	$319,673,881

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Investment Income:
Dividend income	$619,435	$2,537,048	$—	$96,787
(net of foreign withholding tax of $2,950, $—, $— and $1,180, respectively)
Interest income	3,878	9,088	4,534	1,011
Securities lending income	47	1,320	—	1,360
Total investment income	623,360	2,547,456	4,534	99,158
Expenses:
Investment advisory fees (Note 6)	493,493	891,167	162,446	133,899
Licensing fees	52,639	—	50,001	20,068
Fund servicing fees	25,412	45,152	9,149	7,673
Management service fees (Note 6)	16,273	29,364	5,375	4,415
Professional fees	14,587	18,235	11,517	11,224
Reports to shareholders	7,192	12,979	2,368	1,957
Pricing fees	6,001	6,001	6,001	6,001
Interest expense	5,942	16,174	69	722
Exchange listing fees	5,404	5,404	5,404	5,404
Trustees' fees and expenses	1,285	2,312	424	346
Insurance fees	1,171	2,119	385	323
Other	1,024	97,565	1,110	235
Total Expenses	630,423	1,126,472	254,249	192,267
Recoupment of expenses to Adviser (Note 6)	5,683	21,174	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(5,072)	(2,655)	(48,415)	(21,940)
Net Expenses	631,034	1,144,991	205,834	170,327
Net investment income (loss)	(7,674)	1,402,465	(201,300)	(71,169)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(17,884)	(1,387,981)	—	(1,872,381)
In-kind redemptions	8,942,592	15,862,851	—	2,338,879
Swap contracts	16,056,721	26,836,128	(22,402,448)	5,370,599
Net realized gain (loss)	24,981,429	41,310,998	(22,402,448)	5,837,097
Change in net unrealized appreciation (depreciation) on:
Investment securities	(450,876)	7,566,296	—	360,238
Swap contracts	11,514,677	57,789,003	(8,904,990)	(2,853,103)
Change in net unrealized appreciation (depreciation)	11,063,801	65,355,299	(8,904,990)	(2,492,865)
Net realized and unrealized gain (loss)	36,045,230	106,666,297	(31,307,438)	3,344,232
Net increase (decrease) in net assets resulting from operations	$36,037,556	$108,068,762	$(31,508,738)	$3,273,063

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Investment Income:
Dividend income	$6,104,361	$667,708	$948,144	$—
(net of foreign withholding tax of $13,160, $—, $904 and $—, respectively)
Interest income	21,781	6,618	7,357	5,631
Securities lending income	350	127,379	251	—
Total investment income	6,126,492	801,705	955,752	5,631
Expenses:
Investment advisory fees (Note 6)	2,855,663	825,078	761,833	189,523
Licensing fees	152,313	44,004	101,579	25,271
Fund servicing fees	142,435	41,855	38,768	10,490
Management service fees (Note 6)	94,127	27,190	25,118	6,265
Reports to shareholders	41,598	12,019	11,100	2,762
Professional fees	36,399	17,615	17,071	11,765
Interest expense	27,867	17,193	13,843	81
Trustees' fees and expenses	7,419	2,144	1,981	494
Insurance fees	6,795	1,964	1,809	450
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,404	5,404	5,404	5,404
Excise tax	—	1,074	—	—
Other	6,120	1,444	1,696	1,544
Total Expenses	3,382,141	1,002,985	986,203	260,050
Recoupment of expenses to Adviser (Note 6)	68,826	61,803	1,157	—
Less: Reimbursement of expenses from Adviser (Note 6)	(1,603)	(1,422)	(8,528)	(19,907)
Net Expenses	3,449,364	1,063,366	978,832	240,143
Net investment income (loss)	2,677,128	(261,661)	(23,080)	(234,512)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(20,510,845)	(5,907,547)	(3,449,173)	—
In-kind redemptions	82,875,276	36,983,254	16,060,570	—
Swap contracts	148,826,637	71,778,193	55,027,522	(67,826,311)
Net realized gain (loss)	211,191,068	102,853,900	67,638,919	(67,826,311)
Change in net unrealized appreciation (depreciation) on:
Investment securities	6,713,005	(421,109)	3,770,125	—
Swap contracts	105,455,673	18,802,222	34,155,234	(4,975,326)
Change in net unrealized appreciation (depreciation)	112,168,678	18,381,113	37,925,359	(4,975,326)
Net realized and unrealized gain (loss)	323,359,746	121,235,013	105,564,278	(72,801,637)
Net increase (decrease) in net assets resulting from operations	$326,036,874	$120,973,352	$105,541,198	$(73,036,149)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Investment Income:
Dividend income	$326,662	$—	$28,616,935	$—
(net of foreign withholding tax of $—, $—, $637,883 and $—, respectively)
Interest income	64,372	14,306	288,063	19,875
Securities lending income	407,455	—	43,202	—
Total investment income	798,489	14,306	28,948,200	19,875
Expenses:
Investment advisory fees (Note 6)	4,596,318	556,152	26,631,560	768,525
Licensing fees	490,274	59,323	1,933,281	55,041
Fund servicing fees	228,890	28,848	1,321,728	39,226
Management service fees (Note 6)	151,574	18,400	878,530	25,333
Reports to shareholders	66,927	8,113	387,908	11,194
Professional fees	52,453	15,219	256,301	17,120
Interest expense	44,960	1,694	339,972	486
Trustees' fees and expenses	11,919	1,455	69,158	1,995
Insurance fees	10,927	1,315	63,298	1,828
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,404	5,404	5,404	5,404
Other	8,044	1,447	46,598	3,673
Total Expenses	5,673,691	703,371	31,939,739	935,826
Recoupment of expenses to Adviser (Note 6)	126,187	5,608	—	38,193
Less: Reimbursement of expenses from Adviser (Note 6)	(1,384)	(2,825)	—	(67)
Less: Investment advisory fees waived (Note 6)	—	—	(2,627,187)	—
Net Expenses	5,798,494	706,154	29,312,552	973,952
Net investment loss	(5,000,005)	(691,848)	(364,352)	(954,077)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(115,472,213)	—	(251,310,468)	—
In-kind redemptions	124,073,832	—	849,910,629	—
Swap contracts	92,126,283	(95,689,771)	2,255,567,817	(134,480,560)
Net realized gain (loss)	100,727,902	(95,689,771)	2,854,167,978	(134,480,560)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(53,164,942)	—	88,179,566	—
Swap contracts	(128,884,134)	10,819,563	89,184,973	(6,837,423)
Change in net unrealized appreciation (depreciation)	(182,049,076)	10,819,563	177,364,539	(6,837,423)
Net realized and unrealized gain (loss)	(81,321,174)	(84,870,208)	3,031,532,517	(141,317,983)
Net increase (decrease) in net assets resulting from operations	$(86,321,179)	$(85,562,056)	$3,031,168,165	$(142,272,060)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Investment Income:
Dividend income	$13,478,278	$—	$583,528	$451,838
(net of foreign withholding tax of $29,800, $—, $— and $—, respectively)
Interest income	177,433	14,963	6,095	1,192
Securities lending income	8,963	—	83	—
Total investment income	13,664,674	14,963	589,706	453,030
Expenses:
Investment advisory fees (Note 6)	16,607,833	482,814	618,445	169,606
Licensing fees	1,771,502	51,500	65,966	20,159
Fund servicing fees	826,618	25,038	31,655	9,417
Management service fees (Note 6)	547,864	15,951	20,397	5,596
Interest expense	309,923	139	6,150	1,303
Reports to shareholders	241,820	7,036	9,011	2,459
Professional fees	163,142	14,492	15,736	11,549
Trustees' fees and expenses	43,048	1,256	1,608	438
Insurance fees	39,509	1,146	1,469	406
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,404	5,404	5,404	5,404
Other	35,458	2,047	1,298	419
Total Expenses	20,598,122	612,824	783,140	232,757
Recoupment of expenses to Adviser (Note 6)	114,924	1,557	9,702	409
Less: Reimbursement of expenses from Adviser (Note 6)	—	(2,677)	(3,328)	(17,028)
Less: Investment advisory fees waived (Note 6)	(464,378)	—	—	—
Net Expenses	20,248,668	611,704	789,514	216,138
Net investment income (loss)	(6,583,994)	(596,741)	(199,808)	236,892
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(26,691,994)	—	(2,270,194)	(738,791)
In-kind redemptions	282,371,967	—	10,792,283	1,957,572
Swap contracts	1,258,813,679	(69,922,392)	35,389,654	4,658,699
Net realized gain (loss)	1,514,493,652	(69,922,392)	43,911,743	5,877,480
Change in net unrealized appreciation (depreciation) on:
Investment securities	257,007,360	—	404,785	299,858
Swap contracts	444,554,692	(17,326,206)	14,940,322	1,611,680
Change in net unrealized appreciation (depreciation)	701,562,052	(17,326,206)	15,345,107	1,911,538
Net realized and unrealized gain (loss)	2,216,055,704	(87,248,598)	59,256,850	7,789,018
Net increase (decrease) in net assets resulting from operations	$2,209,471,710	$(87,845,339)	$59,057,042	$8,025,910

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$105,076	$—	$2,584,251	$—
Interest income	1,521	2,451	21,731	39,969
Securities lending income	2,101	—	128,409	—
Total investment income	108,698	2,451	2,734,391	39,969
Expenses:
Investment advisory fees (Note 6)	149,178	117,650	2,078,077	1,700,993
Licensing fees	21,776	21,776	90,502	74,080
Professional fees	11,383	11,073	29,225	25,633
Fund servicing fees	8,454	6,771	104,422	85,226
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,404	5,404	5,404	5,404
Management service fees (Note 6)	4,923	3,871	68,543	56,043
Reports to shareholders	2,173	1,711	30,265	24,765
Interest expense	551	105	6,131	6,256
Trustees' fees and expenses	380	303	5,392	4,406
Insurance fees	361	272	4,941	4,056
Other	261	206	4,138	3,573
Total Expenses	210,845	175,143	2,433,041	1,996,436
Less: Reimbursement of expenses from Adviser (Note 6)	(21,335)	(26,014)	—	(377)
Net Expenses	189,510	149,129	2,433,041	1,996,059
Net investment income (loss)	(80,812)	(146,678)	301,350	(1,956,090)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(88,903)	—	(14,997,312)	—
In-kind redemptions	—	—	1,793,673	—
Swap contracts	(431,456)	(865,095)	(33,402,632)	(547,287)
Net realized loss	(520,359)	(865,095)	(46,606,271)	(547,287)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(614,871)	—	(1,743,896)	—
Swap contracts	(1,990,140)	1,481,064	(4,331,362)	(28,182,740)
Change in net unrealized appreciation (depreciation)	(2,605,011)	1,481,064	(6,075,258)	(28,182,740)
Net realized and unrealized gain (loss)	(3,125,370)	615,969	(52,681,529)	(28,730,027)
Net increase (decrease) in net assets resulting from operations	$(3,206,182)	$469,291	$(52,380,179)	$(30,686,117)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily S&P 500® Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(135,385)	$100,844	$3,060,678	$4,387,111
Net realized gain (loss)	52,535,684	(16,057,431)	1,133,614,295	283,585,079
Change in net unrealized appreciation (depreciation)	21,208,162	8,935,711	888,896,794	(77,050,574)
Net increase (decrease) in net assets resulting from operations	73,608,461	(7,020,876)	2,025,571,767	210,921,616
Distributions to shareholders:
Net distributions to shareholders	(21,998)	(181,797)	(3,773,589)	(6,048,859)
Return of capital	—	(11,321)	—	—
Total distributions	(21,998)	(193,118)	(3,773,589)	(6,048,859)
Capital share transactions:
Proceeds from shares sold	128,362,135	24,573,445	2,500,709,959	2,429,941,065
Cost of shares redeemed	(151,461,798)	(23,805,629)	(2,506,169,335)	(2,251,614,321)
Transaction fees (Note 4)	42,359	19,708	677,169	683,976
Net increase (decrease) in net assets resulting from capital transactions	(23,057,304)	787,524	(4,782,207)	179,010,720
Total increase (decrease) in net assets	50,529,159	(6,426,470)	2,017,015,971	383,883,477
Net assets:
Beginning of year	40,055,016	46,481,486	1,331,734,265	947,850,788
End of year	$90,584,175	$40,055,016	$3,348,750,236	$1,331,734,265
Changes in shares outstanding
Shares outstanding, beginning of year	1,750,132	1,100,132	27,700,002	17,155,004
Shares sold	2,100,000	1,500,000	25,750,000	65,400,000
Shares repurchased	(2,500,000)	(850,000)	(27,750,000)	(54,855,002)
Shares outstanding, end of year	1,350,132	1,750,132	25,700,002	27,700,002

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 3X Shares[1]		Direxion Daily Small Cap Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(4,213,941)	$(3,517,742)	$(4,538,713)	$556,913
Net realized gain (loss)	(586,097,391)	(997,767,559)	1,755,128,786	(175,239,116)
Change in net unrealized appreciation (depreciation)	(3,130,432)	(18,278,355)	(257,844,793)	311,266,082
Net increase (decrease) in net assets resulting from operations	(593,441,764)	(1,019,563,656)	1,492,745,280	136,583,879
Distributions to shareholders:
Net distributions to shareholders	—	(1,228,222)	(244,821)	(1,582,234)
Return of capital	—	(590,141)	—	(517,360)
Total distributions	—	(1,818,363)	(244,821)	(2,099,594)
Capital share transactions:
Proceeds from shares sold	1,028,436,193	2,474,574,967	4,816,936,112	2,318,341,738
Cost of shares redeemed	(850,068,957)	(1,139,913,051)	(5,642,498,260)	(2,353,208,651)
Transaction fees (Note 4)	251,069	915,872	1,378,149	992,804
Net increase (decrease) in net assets resulting from capital transactions	178,618,305	1,335,577,788	(824,183,999)	(33,874,109)
Total increase (decrease) in net assets	(414,823,459)	314,195,769	668,316,460	100,610,176
Net assets:
Beginning of year	803,180,078	488,984,309	831,202,399	730,592,223
End of year	$388,356,619	$803,180,078	$1,499,518,859	$831,202,399
Changes in shares outstanding
Shares outstanding, beginning of year	13,170,389	3,045,389	25,950,002	12,250,068
Shares sold	36,235,000	21,660,000	57,550,000	89,150,000
Shares repurchased	(28,728,471)	(11,535,000)	(67,400,000)	(75,450,066)
Shares outstanding, end of year	20,676,918	13,170,389	16,100,002	25,950,002

1  Effective January 11, 2021, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bear 3X Shares[1]		Direxion Daily FTSE China Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(3,552,520)	$(2,231,935)	$627,787	$2,820,643
Net realized (loss)	(670,785,693)	(452,997,640)	(45,594,428)	(36,356,633)
Change in net unrealized appreciation (depreciation)	69,207,089	(98,845,429)	(77,709,442)	25,615,219
Net decrease in net assets resulting from operations	(605,131,124)	(554,075,004)	(122,676,083)	(7,920,771)
Distributions to shareholders:
Net distributions to shareholders	—	(809,006)	(2,107,263)	(3,169,542)
Return of capital	—	(378,778)	—	(301,335)
Total distributions	—	(1,187,784)	(2,107,263)	(3,470,877)
Capital share transactions:
Proceeds from shares sold	1,608,299,076	2,429,131,148	653,990,404	288,754,595
Cost of shares redeemed	(1,044,500,159)	(1,650,473,771)	(307,890,142)	(345,936,485)
Transaction fees (Note 4)	313,275	1,004,871	61,578	79,377
Net increase (decrease) in net assets resulting from capital transactions	564,112,192	779,662,248	346,161,840	(57,102,513)
Total increase (decrease) in net assets	(41,018,932)	224,399,460	221,378,494	(68,494,161)
Net assets:
Beginning of year	545,802,215	321,402,755	260,909,251	329,403,412
End of year	$504,783,283	$545,802,215	$482,287,745	$260,909,251
Changes in shares outstanding
Shares outstanding, beginning of year	4,386,447	930,197	15,550,013	18,250,013
Shares sold	44,750,000	11,168,750	44,600,000	18,150,000
Shares repurchased	(30,363,650)	(7,712,500)	(17,050,000)	(20,850,000)
Shares outstanding, end of year	18,772,797	4,386,447	43,100,013	15,550,013

1  Effective March 2, 2021, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(372,304)	$(100,193)	$200,327	$87,448
Net realized gain (loss)	(10,622,978)	(27,559,136)	17,484,871	(7,805,481)
Change in net unrealized appreciation (depreciation)	989,076	(6,991,731)	9,686,143	(4,545,841)
Net increase (decrease) in net assets resulting from operations	(10,006,206)	(34,651,060)	27,371,341	(12,263,874)
Distributions to shareholders:
Net distributions to shareholders	—	(161,009)	(180,543)	(130,258)
Return of capital	—	(127,151)	—	—
Total distributions	—	(288,160)	(180,543)	(130,258)
Capital share transactions:
Proceeds from shares sold	78,432,377	216,334,644	22,922,512	10,745,409
Cost of shares redeemed	(46,687,356)	(215,938,887)	(15,949,307)	(12,400,656)
Transaction fees (Note 4)	14,006	249,853	3,190	2,480
Net increase (decrease) in net assets resulting from capital transactions	31,759,027	645,610	6,976,395	(1,652,767)
Total increase (decrease) in net assets	21,752,821	(34,293,610)	34,167,193	(14,046,899)
Net assets:
Beginning of year	44,477,448	78,771,058	13,756,630	27,803,529
End of year	$66,230,269	$44,477,448	$47,923,823	$13,756,630
Changes in shares outstanding
Shares outstanding, beginning of year	2,127,337	1,577,337	950,001	950,001
Shares sold	4,750,000	5,650,000	750,000	650,000
Shares repurchased	(2,950,000)	(5,100,000)	(450,000)	(650,000)
Shares outstanding, end of year	3,927,337	2,127,337	1,250,001	950,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(354,003)	$724,763	$(251,680)	$(67,150)
Net realized gain (loss)	131,372,215	(77,773,187)	(39,406,431)	(9,811,273)
Change in net unrealized appreciation (depreciation)	(74,133,925)	55,329,880	20,478,769	(12,937,320)
Net increase (decrease) in net assets resulting from operations	56,884,287	(21,718,544)	(19,179,342)	(22,815,743)
Distributions to shareholders:
Net distributions to shareholders	(206,560)	(1,269,642)	—	(149,374)
Return of capital	(107,122)	—	—	(80,075)
Total distributions	(313,682)	(1,269,642)	—	(229,449)
Capital share transactions:
Proceeds from shares sold	324,420,412	93,898,890	33,446,137	85,499,849
Cost of shares redeemed	(348,366,324)	(123,053,340)	(26,403,874)	(86,598,299)
Transaction fees (Note 4)	77,355	25,424	7,921	26,512
Net increase (decrease) in net assets resulting from capital transactions	(23,868,557)	(29,129,026)	7,050,184	(1,071,938)
Total increase (decrease) in net assets	32,702,048	(52,117,212)	(12,129,158)	(24,117,130)
Net assets:
Beginning of year	136,478,981	188,596,193	38,719,612	62,836,742
End of year	$169,181,029	$136,478,981	$26,590,454	$38,719,612
Changes in shares outstanding
Shares outstanding, beginning of year	2,281,598	2,581,598	2,245,232	1,495,232
Shares sold	3,400,000	1,800,000	3,750,000	2,750,000
Shares repurchased	(3,600,000)	(2,100,000)	(3,050,000)	(2,000,000)
Shares outstanding, end of year	2,081,598	2,281,598	2,945,232	2,245,232

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares		Direxion Daily MSCI South Korea Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(9,268)	$17,702	$(388,753)	$(5,149)
Net realized gain (loss)	10,591,335	(5,529,816)	29,885,775	3,841,438
Change in net unrealized appreciation (depreciation)	3,847,835	(189,524)	(14,275,709)	4,365,856
Net increase (decrease) in net assets resulting from operations	14,429,902	(5,701,638)	15,221,313	8,202,145
Distributions to shareholders:
Net distributions to shareholders	(64,079)	(45,272)	(4,680)	(142,470)
Return of capital	—	(9,723)	—	—
Total distributions	(64,079)	(54,995)	(4,680)	(142,470)
Capital share transactions:
Proceeds from shares sold	25,536,886	18,706,556	75,569,158	29,120,431
Cost of shares redeemed	(35,344,974)	(13,694,341)	(69,600,086)	(36,946,990)
Transaction fees (Note 4)	7,337	4,555	15,623	7,389
Net increase (decrease) in net assets resulting from capital transactions	(9,800,751)	5,016,770	5,984,695	(7,819,170)
Total increase (decrease) in net assets	4,565,072	(739,863)	21,201,328	240,505
Net assets:
Beginning of year	10,660,133	11,399,996	25,820,565	25,580,060
End of year	$15,225,205	$10,660,133	$47,021,893	$25,820,565
Changes in shares outstanding
Shares outstanding, beginning of year	333,205	87,500	1,550,001	1,200,001
Shares sold	350,000	387,500	2,150,000	2,550,000
Shares repurchased	(500,000)	(141,795)	(1,900,000)	(2,200,000)
Shares outstanding, end of year	183,205	333,205	1,800,001	1,550,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Consumer Discretionary Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(540,442)	$91,996	$(185,943)	$(18,899)
Net realized gain (loss)	168,762,655	(75,829,586)	15,397,015	14,061
Change in net unrealized appreciation (depreciation)	59,144,914	(41,861,217)	13,770,294	4,854,964
Net increase (decrease) in net assets resulting from operations	227,367,127	(117,598,807)	28,981,366	4,850,126
Distributions to shareholders:
Net distributions to shareholders	(229,995)	(155,985)	—	(13,290)
Return of capital	—	(116,045)	—	—
Total distributions	(229,995)	(272,030)	—	(13,290)
Capital share transactions:
Proceeds from shares sold	214,752,628	355,740,451	72,277,777	22,366,306
Cost of shares redeemed	(360,564,439)	(91,164,337)	(58,658,316)	(20,908,792)
Transaction fees (Note 4)	79,628	20,590	15,590	5,519
Net increase (decrease) in net assets resulting from capital transactions	(145,732,183)	264,596,704	13,635,051	1,463,033
Total increase in net assets	81,404,949	146,725,867	42,616,417	6,299,869
Net assets:
Beginning of year	199,485,198	52,759,331	12,647,093	6,347,224
End of year	$280,890,147	$199,485,198	$55,263,510	$12,647,093
Changes in shares outstanding
Shares outstanding, beginning of year	22,500,001	950,001	350,001	200,001
Shares sold	11,050,000	28,200,000	1,050,000	650,000
Shares repurchased	(19,900,000)	(6,650,000)	(800,000)	(500,000)
Shares outstanding, end of year	13,650,001	22,500,001	600,001	350,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Dow Jones Internet Bull 3X Shares		Direxion Daily Dow Jones Internet Bear 3X Shares
	Year Ended October 31, 2021	For the Period November 7, 2019[1] through October 31, 2020	Year Ended October 31, 2021	For the Period November 7, 2019[1] through October 31, 2020
Operations:
Net investment loss	$(566,916)	$(120,105)	$(41,828)	$(9,227)
Net realized gain (loss)	26,861,803	3,427,477	(4,367,139)	(4,893,560)
Change in net unrealized appreciation (depreciation)	14,428,445	9,414,605	(402,322)	(35,640)
Net increase (decrease) in net assets resulting from operations	40,723,332	12,721,977	(4,811,289)	(4,938,427)
Distributions to shareholders:
Net distributions to shareholders	—	(2,646)	—	(4,123)
Return of capital	—	—	—	(4,413)
Total distributions	—	(2,646)	—	(8,536)
Capital share transactions:
Proceeds from shares sold	70,705,044	68,754,242	23,601,785	18,197,483
Cost of shares redeemed	(45,569,213)	(47,387,120)	(19,497,618)	(7,947,891)
Transaction fees (Note 4)	9,114	13,661	5,849	2,384
Net increase in net assets resulting from capital transactions	25,144,945	21,380,783	4,110,016	10,251,976
Total increase (decrease) in net assets	65,868,277	34,100,114	(701,273)	5,305,013
Net assets:
Beginning of year/period	34,100,114	—	5,305,013	—
End of year/period	$99,968,391	$34,100,114	$4,603,740	$5,305,013
Changes in shares outstanding
Shares outstanding, beginning of year/period	750,001	—	119,952	—
Shares sold	950,000	1,650,001	1,200,000	225,000
Shares repurchased	(550,000)	(900,000)	(1,000,000)	(105,048)
Shares outstanding, end of year/period	1,150,001	750,001	319,952	119,952

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares[1]
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$16,030,738	$9,899,876	$(1,362,726)	$(1,253,618)
Net realized gain (loss)	2,012,752,205	(360,751,319)	(303,582,709)	(240,656,648)
Change in net unrealized appreciation (depreciation)	1,480,370,317	(274,174,874)	(11,913,059)	5,159,269
Net increase (decrease) in net assets resulting from operations	3,509,153,260	(625,026,317)	(316,858,494)	(236,750,997)
Distributions to shareholders:
Net distributions to shareholders	(15,325,240)	(8,708,613)	—	(427,657)
Return of capital	—	—	—	(186,053)
Total distributions	(15,325,240)	(8,708,613)	—	(613,710)
Capital share transactions:
Proceeds from shares sold	5,161,128,021	1,569,791,629	398,984,737	835,514,454
Cost of shares redeemed	(6,422,197,997)	(928,223,121)	(223,626,675)	(502,691,801)
Transaction fees (Note 4)	1,763,706	306,806	67,021	408,798
Net increase (decrease) in net assets resulting from capital transactions	(1,259,306,270)	641,875,314	175,425,083	333,231,451
Total increase (decrease) in net assets	2,234,521,750	8,140,384	(141,433,411)	95,866,744
Net assets:
Beginning of year	1,347,638,238	1,339,497,854	271,667,674	175,800,930
End of year	$3,582,159,988	$1,347,638,238	$130,234,263	$271,667,674
Changes in shares outstanding
Shares outstanding, beginning of year	40,099,289	16,549,888	2,302,858	671,608
Shares sold	46,650,000	48,350,000	12,056,250	4,356,250
Shares repurchased	(61,950,000)	(24,800,599)	(7,255,758)	(2,725,000)
Shares outstanding, end of year	24,799,289	40,099,289	7,103,350	2,302,858

1  Effective March 2, 2021, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(75,184)	$276,621	$(1,515,752)	$(699,935)
Net realized gain	54,685,501	17,497,653	372,704,652	42,345,387
Change in net unrealized appreciation (depreciation)	62,130,778	(11,246,300)	(51,515,019)	168,220,967
Net increase in net assets resulting from operations	116,741,095	6,527,974	319,673,881	209,866,419
Distributions to shareholders:
Net distributions to shareholders	(11,571)	(298,454)	—	(11,980)
Total distributions	(11,571)	(298,454)	—	(11,980)
Capital share transactions:
Proceeds from shares sold	175,977,018	27,088,798	512,015,723	378,383,998
Cost of shares redeemed	(141,667,303)	(69,843,618)	(808,927,828)	(295,057,375)
Transaction fees (Note 4)	37,353	13,968	172,184	90,838
Net increase (decrease) in net assets resulting from capital transactions	34,347,068	(42,740,852)	(296,739,921)	83,417,461
Total increase (decrease) in net assets	151,076,592	(36,511,332)	22,933,960	293,271,900
Net assets:
Beginning of year	103,039,038	139,550,370	360,141,435	66,869,535
End of year	$254,115,630	$103,039,038	$383,075,395	$360,141,435
Changes in shares outstanding
Shares outstanding, beginning of year	1,850,008	2,400,008	9,100,000	950,000
Shares sold	1,600,000	600,000	7,950,000	15,750,000
Shares repurchased	(1,400,000)	(1,150,000)	(12,450,000)	(7,600,000)
Shares outstanding, end of year	2,050,008	1,850,008	4,600,000	9,100,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Industrials Bull 3X Shares		Direxion Daily MSCI Real Estate Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(7,674)	$25,164	$1,402,465	$713,039
Net realized gain (loss)	24,981,429	(1,581,152)	41,310,998	(19,761,768)
Change in net unrealized appreciation (depreciation)	11,063,801	2,389,628	65,355,299	(13,293,396)
Net increase (decrease) in net assets resulting from operations	36,037,556	833,640	108,068,762	(32,342,125)
Distributions to shareholders:
Net distributions to shareholders	(108,281)	(35,817)	(1,224,013)	(1,262,813)
Return of capital	—	—	—	(63,897)
Total distributions	(108,281)	(35,817)	(1,224,013)	(1,326,710)
Capital share transactions:
Proceeds from shares sold	82,313,226	25,620,166	66,811,598	49,629,385
Cost of shares redeemed	(71,373,229)	(13,079,196)	(75,626,541)	(20,275,963)
Transaction fees (Note 4)	14,275	3,302	15,436	4,872
Net increase (decrease) in net assets resulting from capital transactions	10,954,272	12,544,272	(8,799,507)	29,358,294
Total increase (decrease) in net assets	46,883,547	13,342,095	98,045,242	(4,310,541)
Net assets:
Beginning of year	16,636,373	3,294,278	49,658,645	53,969,186
End of year	$63,519,920	$16,636,373	$147,703,887	$49,658,645
Changes in shares outstanding
Shares outstanding, beginning of year	900,001	100,001	5,500,000	1,750,000
Shares sold	2,200,000	1,500,000	3,950,000	5,350,000
Shares repurchased	(1,700,000)	(700,000)	(3,800,000)	(1,600,000)
Shares outstanding, end of year	1,400,001	900,001	5,650,000	5,500,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Real Estate Bear 3X Shares[1]		Direxion Daily Pharmaceutical & Medical Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment loss	$(201,300)	$(201,301)	$(71,169)	$(45,182)
Net realized gain (loss)	(22,402,448)	(40,073,574)	5,837,097	4,206,120
Change in net unrealized appreciation (depreciation)	(8,904,990)	5,546,779	(2,492,865)	1,543,976
Net increase (decrease) in net assets resulting from operations	(31,508,738)	(34,728,096)	3,273,063	5,704,914
Distributions to shareholders:
Net distributions to shareholders	—	(36,204)	—	(198)
Return of capital	—	(17,857)	—	—
Total distributions	—	(54,061)	—	(198)
Capital share transactions:
Proceeds from shares sold	17,697,060	89,055,106	32,589,756	9,630,340
Cost of shares redeemed	(11,548,737)	(24,491,912)	(15,202,514)	(12,919,954)
Transaction fees (Note 4)	3,464	7,348	3,040	2,983
Net increase (decrease) in net assets resulting from capital transactions	6,151,787	64,570,542	17,390,282	(3,286,631)
Total increase (decrease) in net assets	(25,356,951)	29,788,385	20,663,345	2,418,085
Net assets:
Beginning of year	45,283,297	15,494,912	11,029,420	8,611,335
End of year	$19,926,346	$45,283,297	$31,692,765	$11,029,420
Changes in shares outstanding
Shares outstanding, beginning of year	295,144	60,144	700,001	550,001
Shares sold	305,000	365,000	1,700,000	850,000
Shares repurchased	(115,000)	(130,000)	(650,000)	(700,000)
Shares outstanding, end of year	485,144	295,144	1,750,001	700,001

1  Effective October 25, 2021, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares[2]		Direxion Daily Retail Bull 3X Shares[1,2]
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$2,677,128	$1,068,012	$(261,661)	$24,285
Net realized gain (loss)	211,191,068	(32,167,562)	102,853,900	5,716,274
Change in net unrealized appreciation	112,168,678	34,274,837	18,381,113	12,903,082
Net increase in net assets resulting from operations	326,036,874	3,175,287	120,973,352	18,643,641
Distributions to shareholders:
Net distributions to shareholders	(2,850,169)	(1,009,690)	(14,673)	(31,760)
Return of capital	—	—	—	(24,233)
Total distributions	(2,850,169)	(1,009,690)	(14,673)	(55,993)
Capital share transactions:
Proceeds from shares sold	730,879,440	296,931,791	207,606,767	17,600,378
Cost of shares redeemed	(724,336,451)	(208,522,752)	(222,257,385)	(26,680,488)
Transaction fees (Note 4)	149,812	42,015	45,752	10,187
Net increase (decrease) in net assets resulting from capital transactions	6,692,801	88,451,054	(14,604,866)	(9,069,923)
Total increase in net assets	329,879,506	90,616,651	106,353,813	9,517,725
Net assets:
Beginning of year	111,396,548	20,779,897	22,485,167	12,967,442
End of year	$441,276,054	$111,396,548	$128,838,980	$22,485,167
Changes in shares outstanding
Shares outstanding, beginning of year	8,448,590	250,000	2,621,100	1,375,025
Shares sold	19,750,000	25,825,000	7,000,005	4,625,000
Shares repurchased	(19,550,000)	(17,626,410)	(6,550,000)	(3,378,925)
Shares outstanding, end of year	8,648,590	8,448,590	3,071,105	2,621,100

1  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

2  Effective October 25, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® High Beta Bull 3X Shares[3]		Direxion Daily S&P 500® High Beta Bear 3X Shares[2]
	Year Ended October 31, 2021	For the Period November 7, 2019[1] through October 31, 2020	Year Ended October 31, 2021	For the Period November 7, 2019[1] through October 31, 2020
Operations:
Net investment loss	$(23,080)	$(4,695)	$(234,512)	$(198,649)
Net realized gain (loss)	67,638,919	(3,840,905)	(67,826,311)	(40,710,211)
Change in net unrealized appreciation (depreciation)	37,925,359	5,237,261	(4,975,326)	(2,879,176)
Net increase (decrease) in net assets resulting from operations	105,541,198	1,391,661	(73,036,149)	(43,788,036)
Distributions to shareholders:
Net distributions to shareholders	(82,925)	(9,005)	—	(4,287)
Return of capital	—	(21,225)	—	(4,290)
Total distributions	(82,925)	(30,230)	—	(8,577)
Capital share transactions:
Proceeds from shares sold	179,861,640	62,678,961	59,847,121	137,751,939
Cost of shares redeemed	(204,633,680)	(34,252,584)	(15,971,059)	(41,186,240)
Transaction fees (Note 4)	47,873	6,850	4,611	12,356
Net increase (decrease) in net assets resulting from capital transactions	(24,724,167)	28,433,227	43,880,673	96,578,055
Total increase (decrease) in net assets	80,734,106	29,794,658	(29,155,476)	52,781,442
Net assets:
Beginning of year/period	29,794,658	—	52,781,442	—
End of year/period	$110,528,764	$29,794,658	$23,625,966	$52,781,442
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,064,370	—	522,500	—
Shares sold	3,050,000	4,515,000	2,830,000	842,500
Shares repurchased	(3,650,000)	(2,450,630)	(745,672)	(320,000)
Shares outstanding, end of year/period	1,464,370	2,064,370	2,606,828	522,500

1  Commencement of operations.

2  Effective January 11, 2021, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

3  Effective March 2, 2021, the Fund had a 7:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 7:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares		Direxion Daily S&P Biotech Bear 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment loss	$(5,000,005)	$(1,994,170)	$(691,848)	$(75,911)
Net realized gain (loss)	100,727,902	166,539,869	(95,689,771)	(79,575,607)
Change in net unrealized appreciation (depreciation)	(182,049,076)	173,850,942	10,819,563	(11,746,719)
Net increase (decrease) in net assets resulting from operations	(86,321,179)	338,396,641	(85,562,056)	(91,398,237)
Distributions to shareholders:
Net distributions to shareholders	—	(45,139)	—	(210,227)
Return of capital	—	(58)	—	(166,472)
Total distributions	—	(45,197)	—	(376,699)
Capital share transactions:
Proceeds from shares sold	2,438,065,093	904,790,973	618,832,012	570,085,114
Cost of shares redeemed	(1,871,640,964)	(1,438,720,457)	(549,727,565)	(497,277,519)
Transaction fees (Note 4)	395,183	423,965	164,556	191,512
Net increase (decrease) in net assets resulting from capital transactions	566,819,312	(533,505,519)	69,269,003	72,999,107
Total increase (decrease) in net assets	480,498,133	(195,154,075)	(16,293,053)	(18,775,829)
Net assets:
Beginning of year	292,298,120	487,452,195	63,560,527	82,336,356
End of year	$772,796,253	$292,298,120	$47,267,474	$63,560,527
Changes in shares outstanding
Shares outstanding, beginning of year	5,461,600	13,111,600	1,166,024	201,727
Shares sold	35,300,000	20,650,000	26,950,000	4,792,500
Shares repurchased	(26,250,000)	(28,300,000)	(25,900,000)	(3,828,203)
Shares outstanding, end of year	14,511,600	5,461,600	2,216,024	1,166,024

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares[1]		Direxion Daily Semiconductor Bear 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(364,352)	$1,481,034	$(954,077)	$(28,822)
Net realized gain (loss)	2,854,167,978	476,516,849	(134,480,560)	(332,521,165)
Change in net unrealized appreciation (depreciation)	177,364,539	254,396,008	(6,837,423)	43,059,014
Net increase (decrease) in net assets resulting from operations	3,031,168,165	732,393,891	(142,272,060)	(289,490,973)
Distributions to shareholders:
Net distributions to shareholders	(2,155,338)	(2,162,182)	—	(670,581)
Return of capital	—	—	—	(258,713)
Total distributions	(2,155,338)	(2,162,182)	—	(929,294)
Capital share transactions:
Proceeds from shares sold	7,073,156,222	2,184,104,805	909,892,171	687,308,307
Cost of shares redeemed	(7,267,499,520)	(2,230,101,221)	(716,193,908)	(540,681,918)
Transaction fees (Note 4)	1,585,045	528,716	214,858	209,841
Net increase (decrease) in net assets resulting from capital transactions	(192,758,253)	(45,467,700)	193,913,121	146,836,230
Total increase (decrease) in net assets	2,836,254,574	684,764,009	51,641,061	(143,584,037)
Net assets:
Beginning of year	1,318,844,385	634,080,376	93,776,965	237,361,002
End of year	$4,155,098,959	$1,318,844,385	$145,418,026	$93,776,965
Changes in shares outstanding
Shares outstanding, beginning of year	79,500,060	48,000,060	2,501,071	644,623
Shares sold	191,950,000	195,000,000	100,350,000	6,358,333
Shares repurchased	(184,200,000)	(163,500,000)	(77,550,000)	(4,501,885)
Shares outstanding, end of year	87,250,060	79,500,060	25,301,071	2,501,071

1  Effective March 2, 2021, the Fund had a 15:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 15:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares[1]		Direxion Daily Technology Bear 3X Shares[2]
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment loss	$(6,583,994)	$(1,375,555)	$(596,741)	$(100,132)
Net realized gain (loss)	1,514,493,652	195,969,897	(69,922,392)	(88,487,681)
Change in net unrealized appreciation (depreciation)	701,562,052	303,122,477	(17,326,206)	4,785,963
Net increase (decrease) in net assets resulting from operations	2,209,471,710	497,716,819	(87,845,339)	(83,801,850)
Distributions to shareholders:
Net distributions to shareholders	(10,258,380)	(1,713,106)	—	(153,907)
Return of capital	—	—	—	(89,972)
Total distributions	(10,258,380)	(1,713,106)	—	(243,879)
Capital share transactions:
Proceeds from shares sold	2,343,364,226	2,138,462,002	158,795,876	229,231,551
Cost of shares redeemed	(3,042,099,387)	(1,849,492,104)	(84,069,407)	(124,577,695)
Transaction fees (Note 4)	793,128	473,754	25,220	87,777
Net increase (decrease) in net assets resulting from capital transactions	(697,942,033)	289,443,652	74,751,689	104,741,633
Total increase (decrease) in net assets	1,501,271,297	785,447,365	(13,093,650)	20,695,904
Net assets:
Beginning of year	1,560,088,049	774,640,684	80,035,843	59,339,939
End of year	$3,061,359,346	$1,560,088,049	$66,942,193	$80,035,843
Changes in shares outstanding
Shares outstanding, beginning of year	61,000,000	42,000,000	541,485	62,033
Shares sold	42,250,000	85,500,000	2,500,000	1,020,000
Shares repurchased	(60,200,000)	(66,500,000)	(1,240,000)	(540,548)
Shares outstanding, end of year	43,050,000	61,000,000	1,801,485	541,485

1  Effective March 2, 2021, the Fund had a 10:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 10:1 stock split.

2  Effective October 25, 2021, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$(199,808)	$(20,363)	$236,892	$206,583
Net realized gain (loss)	43,911,743	2,721,366	5,877,480	(4,577,365)
Change in net unrealized appreciation	15,345,107	12,452,876	1,911,538	1,322,418
Net increase (decrease) in net assets resulting from operations	59,057,042	15,153,879	8,025,910	(3,048,364)
Distributions to shareholders:
Net distributions to shareholders	(19,756)	(28,274)	(257,434)	(610,125)
Return of capital	—	—	—	(5,652)
Total distributions	(19,756)	(28,274)	(257,434)	(615,777)
Capital share transactions:
Proceeds from shares sold	125,784,768	51,723,647	39,128,496	13,719,566
Cost of shares redeemed	(133,936,425)	(31,727,536)	(24,343,117)	(11,371,614)
Transaction fees (Note 4)	33,237	6,345	4,869	2,274
Net increase (decrease) in net assets resulting from capital transactions	(8,118,420)	20,002,456	14,790,248	2,350,226
Total increase (decrease) in net assets	50,918,866	35,128,061	22,558,724	(1,313,915)
Net assets:
Beginning of year	38,879,180	3,751,119	14,715,381	16,029,296
End of year	$89,798,046	$38,879,180	$37,274,105	$14,715,381
Changes in shares outstanding
Shares outstanding, beginning of year	2,150,001	150,001	550,001	350,001
Shares sold	3,250,000	4,300,000	1,400,000	600,000
Shares repurchased	(3,550,000)	(2,300,000)	(800,000)	(400,000)
Shares outstanding, end of year	1,850,001	2,150,001	1,150,001	550,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment loss	$(80,812)	$(19,515)	$(146,678)	$(7,758)
Net realized gain (loss)	(520,359)	2,991,684	(865,095)	(3,720,905)
Change in net unrealized appreciation (depreciation)	(2,605,011)	29,783	1,481,064	1,530,535
Net increase (decrease) in net assets resulting from operations	(3,206,182)	3,001,952	469,291	(2,198,128)
Distributions to shareholders:
Net distributions to shareholders	(1,553,448)	(53,451)	—	(32,183)
Return of capital	(167,130)	—	—	(13,020)
Total distributions	(1,720,578)	(53,451)	—	(45,203)
Capital share transactions:
Proceeds from shares sold	13,941,367	13,510,156	22,674,915	2,122,397
Cost of shares redeemed	(5,211,721)	(18,530,135)	(403,393)	(4,125,300)
Transaction fees (Note 4)	1,564	5,559	121	19,800
Net increase (decrease) in net assets resulting from capital transactions	8,731,210	(5,014,420)	22,271,643	(1,983,103)
Total increase (decrease) in net assets	3,804,450	(2,065,919)	22,740,934	(4,226,434)
Net assets:
Beginning of year	19,534,353	21,600,272	6,882,281	11,108,715
End of year	$23,338,803	$19,534,353	$29,623,215	$6,882,281
Changes in shares outstanding
Shares outstanding, beginning of year	300,000	400,000	850,000	1,050,000
Shares sold	250,000	200,000	2,600,000	250,000
Shares repurchased	(100,000)	(300,000)	(50,000)	(450,000)
Shares outstanding, end of year	450,000	300,000	3,400,000	850,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income (loss)	$301,350	$559,131	$(1,956,090)	$(89,109)
Net realized gain (loss)	(46,606,271)	81,986,838	(547,287)	(96,025,160)
Change in net unrealized appreciation (depreciation)	(6,075,258)	(27,729,689)	(28,182,740)	25,819,147
Net increase (decrease) in net assets resulting from operations	(52,380,179)	54,816,280	(30,686,117)	(70,295,122)
Distributions to shareholders:
Net distributions to shareholders	(5,652,475)	(933,267)	—	(353,697)
Return of capital	(42,707)	—	—	(169,036)
Total distributions	(5,695,182)	(933,267)	—	(522,733)
Capital share transactions:
Proceeds from shares sold	277,352,616	441,372,012	406,312,058	251,807,898
Cost of shares redeemed	(142,461,318)	(402,127,929)	(149,346,363)	(205,280,064)
Transaction fees (Note 4)	40,022	213,195	43,697	61,573
Net increase in net assets resulting from capital transactions	134,931,320	39,457,278	257,009,392	46,589,407
Total increase (decrease) in net assets	76,855,959	93,340,291	226,323,275	(24,228,448)
Net assets:
Beginning of year	282,878,858	189,538,567	99,010,223	123,238,671
End of year	$359,734,817	$282,878,858	$325,333,498	$99,010,223
Changes in shares outstanding
Shares outstanding, beginning of year	7,900,000	6,450,000	1,774,261	1,149,979
Shares sold	9,850,000	11,850,000	6,200,000	3,700,000
Shares repurchased	(4,950,000)	(10,400,000)	(2,300,000)	(3,075,718)
Shares outstanding, end of year	12,800,000	7,900,000	5,674,261	1,774,261

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2021	$22.89	$(0.08)	$(0.07)	$44.29	$44.21	$(0.01)	$—	$—	$(0.01)	$67.09	193.19%	$90,584	0.96%	0.95%	(0.14)%	0.95%	0.94%	(0.13)%	33%
For the Year Ended October 31, 2020	$42.25	0.06	0.08	(19.24)	(19.18)	(0.17)	—	(0.01)	(0.18)	$22.89	-45.61%	$40,055	1.00%	1.06%	0.25%	0.95%	1.01%	0.30%	91%
For the Year Ended October 31, 2019	$38.45	0.30	0.35	3.84	4.14	(0.34)	—	—	(0.34)	$42.25	11.04%	$46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
For the Year Ended October 31, 2018	$42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	—	(1.27)	$38.45	-7.90%	$57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
For the Year Ended October 31, 2017	$24.95	(0.06)	(0.03)	18.64	18.58	—	(0.61)	—	(0.61)	$42.92	75.11%	$62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2021	$48.08	0.13	0.14	82.25	82.38	(0.16)	—	—	(0.16)	$130.30	171.57%	$3,348,750	0.91%	0.93%	0.14%	0.90%	0.92%	0.15%	28%
For the Year Ended October 31, 2020	$55.25	0.16	0.20	(7.02)	(6.86)	(0.31)	—	—	(0.31)	$48.08	-12.54%	$1,331,734	1.03%	1.04%	0.34%	0.95%	0.96%	0.42%	223%
For the Year Ended October 31, 2019	$43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	$55.25	29.95%	$947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
For the Year Ended October 31, 2018	$40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	—	(1.84)	$43.04	9.74%	$992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
For the Year Ended October 31, 2017	$22.92	0.01	0.03	17.93	17.94	—	—	—	—	$40.86	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
Direxion Daily S&P 500® Bear 3X Shares[11]
For the Year Ended October 31, 2021	$61.00	(0.27)	(0.27)	(41.95)	(42.22)	—	—	—	—	$18.78	-69.21%	$388,357	0.95%	0.92%	(0.92)%	0.95%	0.92%	(0.92)%	0%
For the Year Ended October 31, 2020	$160.60	(0.40)	(0.40)	(98.60)	(99.00)	(0.40)	—	(0.20)	(0.60)	$61.00	-61.87%	$803,180	0.96%	0.99%	(0.45)%	0.95%	0.98%	(0.44)%	0%
For the Year Ended October 31, 2019	$259.20	2.90	2.90	(98.60)	(95.70)	(2.90)	—	—	(2.90)	$160.60	-37.21%	$488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
For the Year Ended October 31, 2018	$339.40	1.80	1.80	(81.20)	(79.40)	(0.80)	—	—	(0.80)	$259.20	-23.38%	$267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
For the Year Ended October 31, 2017	$646.50	(1.30)	(1.30)	(305.80)	(307.10)	—	—	—	—	$339.40	-47.50%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2021	$32.03	(0.23)	(0.22)	61.35	61.12	(0.01)	—	—	(0.01)	$93.14	190.83%	$1,499,519	0.91%	0.91%	(0.28)%	0.90%	0.90%	(0.27)%	62%
For the Year Ended October 31, 2020	$59.64	0.02	0.05	(27.47)	(27.45)	(0.12)	—	(0.04)	(0.16)	$32.03	-46.16%	$831,202	1.03%	1.01%	0.06%	0.95%	0.93%	0.14%	76%
For the Year Ended October 31, 2019	$61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	$59.64	-2.88%	$730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
For the Year Ended October 31, 2018	$66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	—	—	(0.12)	$61.79	-6.49%	$883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
For the Year Ended October 31, 2017	$34.41	(0.11)	(0.07)	31.88	31.77	—	—	—	—	$66.18	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
Direxion Daily Small Cap Bear 3X Shares[14]
For the Year Ended October 31, 2021	$124.40	(0.33)	(0.33)	(97.18)	(97.51)	—	—	—	—	$26.89	-78.38%	$504,783	0.94%	0.90%	(0.91)%	0.94%	0.90%	(0.91)%	0%
For the Year Ended October 31, 2020	$345.52	(0.88)	(0.88)	(218.88)	(219.76)	(0.96)	—	(0.40)	(1.36)	$124.40	-63.86%	$545,802	0.97%	0.97%	(0.46)%	0.95%	0.95%	(0.44)%	0%
For the Year Ended October 31, 2019	$462.40	5.44	5.60	(116.64)	(111.20)	(5.68)	—	—	(5.68)	$345.52	-24.30%	$321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
For the Year Ended October 31, 2018	$532.00	3.20	3.20	(70.80)	(67.60)	(2.00)	—	—	(2.00)	$462.40	-12.65%	$282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
For the Year Ended October 31, 2017	$1,229.20	(1.60)	(1.60)	(695.60)	(697.20)	—	—	—	—	$532.00	-56.72%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2021	$16.78	0.03	0.03	(5.48)	(5.45)	(0.14)	—	—	(0.14)	$11.19	-32.82%	$482,288	0.95%	0.93%	0.17%	0.95%	0.93%	0.17%	50%
For the Year Ended October 31, 2020	$18.05	0.15	0.16	(1.24)	(1.09)	(0.16)	—	(0.02)	(0.18)	$16.78	-6.03%	$260,909	0.99%	1.01%	0.96%	0.95%	0.97%	1.00%	264%
For the Year Ended October 31, 2019	$17.85	0.22	0.24	0.20	0.42	(0.22)	—	—	(0.22)	$18.05	2.23%	$329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
For the Year Ended October 31, 2018	$32.66	0.48	0.50	(14.78)	(14.30)	(0.51)	—	—	(0.51)	$17.85	-44.39%	$307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%
For the Year Ended October 31, 2017	$17.25	(0.09)	(0.07)	15.50	15.41	—	—	—	—	$32.66	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2021	$20.91	(0.14)	(0.14)	(3.91)	(4.05)	—	—	—	—	$16.86	-19.37%	$66,230	0.95%	0.98%	(0.93)%	0.95%	0.98%	(0.93)%	0%
For the Year Ended October 31, 2020	$49.94	(0.05)	(0.04)	(28.78)	(28.83)	(0.11)	—	(0.09)	(0.20)	$20.91	-57.94%	$44,477	0.98%	1.03%	(0.14)%	0.95%	1.00%	(0.11)%	0%
For the Year Ended October 31, 2019	$71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	—	—	(0.71)	$49.94	-28.74%	$78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
For the Year Ended October 31, 2018	$65.30	0.39	0.43	5.52	5.91	(0.17)	—	—	(0.17)	$71.04	9.14%	$80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
For the Year Ended October 31, 2017	$154.50	(0.30)	(0.30)	(88.90)	(89.20)	—	—	—	—	$65.30	-57.73%	$40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2021	$14.48	$0.15	$0.15	$23.85	$24.00	$(0.14)	$—	$—	$(0.14)	$38.34	165.99%	$47,924	0.96%	0.93%	0.45%	0.95%	0.92%	0.46%	51%
For the Year Ended October 31, 2020	$29.27	0.09	0.11	(14.74)	(14.65)	(0.14)	—	—	(0.14)	$14.48	-50.09%	$13,757	1.03%	1.09%	0.43%	0.95%	1.01%	0.51%	101%
For the Year Ended October 31, 2019	$24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	$29.27	21.25%	$27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
For the Year Ended October 31, 2018	$36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	—	—	(0.65)	$24.54	-32.39%	$46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
For the Year Ended October 31, 2017	$18.88	0.22	0.25	17.89	18.11	—	—	—	—	$36.99	95.92%	$64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2021	$59.82	(0.15)	(0.14)	21.73	21.58	(0.09)	—	(0.04)	(0.13)	$81.27	36.04%	$169,181	0.96%	0.94%	(0.16)%	0.95%	0.93%	(0.15)%	87%
For the Year Ended October 31, 2020	$73.05	0.27	0.31	(13.07)	(12.80)	(0.43)	—	—	(0.43)	$59.82	-16.88%	$136,479	1.02%	1.04%	0.46%	0.95%	0.97%	0.53%	192%
For the Year Ended October 31, 2019	$62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	$73.05	17.72%	$188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
For the Year Ended October 31, 2018	$115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	—	(0.02)	(0.79)	$62.74	-45.51%	$202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
For the Year Ended October 31, 2017	$62.59	(0.37)	(0.28)	53.63	53.26	—	—	—	—	$115.85	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2021	$17.25	(0.08)	(0.08)	(8.14)	(8.22)	—	—	—	—	$9.03	-47.65%	$26,590	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	$42.02	(0.04)	(0.03)	(24.56)	(24.60)	(0.11)	—	(0.06)	(0.17)	$17.25	-58.79%	$38,720	0.98%	1.08%	(0.12)%	0.95%	1.05%	(0.09)%	0%
For the Year Ended October 31, 2019	$64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	—	—	(0.73)	$42.02	-34.15%	$62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
For the Year Ended October 31, 2018	$50.55	0.30	0.32	14.09	14.39	(0.16)	—	—	(0.16)	$64.78	28.60%	$90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
For the Year Ended October 31, 2017	$114.55	(0.20)	(0.20)	(63.80)	(64.00)	—	—	—	—	$50.55	-55.87%	$84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
Direxion Daily MSCI Mexico Bull 3X Shares
For the Year Ended October 31, 2021	$31.99	(0.03)	(0.02)	51.33	51.30	(0.19)	—	—	(0.19)	$83.10	160.49%	$15,225	0.96%	0.99%	(0.04)%	0.95%	0.98%	(0.03)%	180%
For the Year Ended October 31, 2020	$130.32	0.08	0.12	(97.90)	(97.82)	(0.42)	—	(0.09)	(0.51)	$31.99	-75.36%	$10,660	1.03%	1.26%	0.18%	0.95%	1.18%	0.26%	188%
For the Year Ended October 31, 2019	$128.28	2.04	2.16	2.28	4.32	(2.28)	—	—	(2.28)	$130.32	3.42%	$11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
For the Year Ended October 31, 2018	$261.96	3.48	3.48	(130.56)	(127.08)	(6.60)	—	—	(6.60)	$128.28	-49.66%	$4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
For the Period May 3, 2017[9] through October 31, 2017	$300.00	0.48	0.48	(38.52)	(38.04)	—	—	—	—	$261.96	-12.68%	$3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Year Ended October 31, 2021	$16.66	(0.27)	(0.27)	9.73	9.46	(0.00)[10]	—	—	(0.00)[10]	$26.12	56.80%	$47,022	0.96%	0.97%	(0.73)%	0.95%	0.96%	(0.72)%	97%
For the Year Ended October 31, 2020	$21.32	(0.00)[10]	0.01	(4.47)	(4.47)	(0.19)	—	—	(0.19)	$16.66	-21.27%	$25,821	1.01%	1.15%	(0.02)%	0.95%	1.09%	0.04%	327%
For the Year Ended October 31, 2019	$24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	$21.32	-10.93%	$25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
For the Year Ended October 31, 2018	$60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	—	(2.44)	$24.13	-58.26%	$22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%
For the Year Ended October 31, 2017	$26.57	(0.21)	(0.21)	33.86	33.65	—	—	—	—	$60.22	126.65%	$12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Year Ended October 31, 2021	$8.87	(0.03)	(0.03)	11.75	11.72	(0.01)	—	—	(0.01)	$20.58	132.19%	$280,890	0.96%	0.93%	(0.17)%	0.95%	0.92%	(0.16)%	64%
For the Year Ended October 31, 2020	$55.54	0.01	(0.01)	(46.58)	(46.57)	(0.06)	—	(0.04)	(0.10)	$8.87	-83.86%	$199,485	0.99%	1.02%	0.07%	0.95%	0.98%	0.11%	159%
For the Year Ended October 31, 2019	$42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	$55.54	32.78%	$52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
For the Year Ended October 31, 2018	$40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	—	(0.89)	$42.15	7.39%	$56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.07	0.07	14.96	15.03	—	—	—	—	$40.03	60.12%	$42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Year Ended October 31, 2021	$36.13	(0.33)	(0.33)	56.31	55.98	—	—	—	—	$92.11	154.94%	$55,264	0.96%	0.99%	(0.54)%	0.95%	0.98%	(0.53)%	18%
For the Year Ended October 31, 2020	$31.74	(0.06)	(0.05)	4.52	4.46	(0.07)	—	—	(0.07)	$36.13	14.26%	$12,647	1.00%	1.46%	(0.20)%	0.95%	1.41%	(0.15)%	101%
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	$31.74	27.83%	$6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Dow Jones Internet Bull 3X Shares
For the Year Ended October 31, 2021	$45.47	(0.62)	(0.62)	42.08	41.46	—	—	—	—	$86.93	91.18%	$99,968	0.96%	0.96%	(0.81)%	0.95%	0.95%	(0.80)%	65%
For the Period November 7, 2019[9] through October 31, 2020	$25.00	(0.25)	(0.24)	20.74	20.49	(0.02)	—	—	(0.02)	$45.47	81.99%	$34,100	0.97%	1.14%	(0.66)%	0.95%	1.12%	(0.64)%	123%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Dow Jones Internet Bear 3X Shares
For the Year Ended October 31, 2021	$44.23	$(0.18)	$(0.18)	$(29.66)	$(29.84)	$—	$—	$—	$—	$14.39	-67.47%	$4,604	0.95%	1.56%	(0.93)%	0.95%	1.56%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	$250.00	(0.24)	(0.23)	(204.96)	(205.20)	(0.28)	—	(0.29)	(0.57)	$44.23	-82.26%	$5,305	0.96%	2.14%	(0.30)%	0.95%	2.13%	(0.29)%	0%
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2021	$33.61	0.52	0.53	110.82	111.34	(0.50)	—	—	(0.50)	$144.45	332.26%	$3,582,160	0.86%	0.91%	0.56%	0.85%	0.90%	0.57%	70%
For the Year Ended October 31, 2020	$80.94	0.32	0.36	(47.34)	(47.02)	(0.31)	—	—	(0.31)	$33.61	-58.07%	$1,347,638	1.03%	1.03%	0.73%	0.94%	0.94%	0.82%	247%
For the Year Ended October 31, 2019	$58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	$80.94	39.44%	$1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
For the Year Ended October 31, 2018	$60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	—	—	(0.56)	$58.65	-1.98%	$1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
For the Year Ended October 31, 2017	$29.34	0.11	0.15	30.86	30.97	—	—	—	—	$60.31	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
Direxion Daily Financial Bear 3X Shares[14]
For the Year Ended October 31, 2021	$118.00	(0.33)	(0.33)	(99.34)	(99.67)	—	—	—	—	$18.33	-84.47%	$130,234	0.95%	0.92%	(0.93)%	0.95%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2020	$261.76	(0.88)	(0.80)	(141.92)	(142.80)	(0.64)	—	(0.32)	(0.96)	$118.00	-54.76%	$271,668	0.96%	0.98%	(0.48)%	0.95%	0.97%	(0.47)%	0%
For the Year Ended October 31, 2019	$449.20	4.72	4.88	(187.52)	(182.80)	(4.64)	—	—	(4.64)	$261.76	-40.98%	$175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
For the Year Ended October 31, 2018	$538.40	2.80	2.80	(90.40)	(87.60)	(1.60)	—	—	(1.60)	$449.20	-16.26%	$141,799	0.95%	0.96%	0.69%	0.95%	0.96%	0.69%	0%
For the Year Ended October 31, 2017	$1,255.60	(2.00)	(2.00)	(715.20)	(717.20)	—	—	—	—	$538.40	-57.12%	$178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2021	$55.70	(0.04)	(0.04)	68.31	68.27	(0.01)	—	—	(0.01)	$123.96	122.57%	$254,116	0.96%	0.94%	(0.05)%	0.95%	0.93%	(0.04)%	2%
For the Year Ended October 31, 2020	$58.15	0.12	0.16	(2.44)	(2.32)	(0.13)	—	—	(0.13)	$55.70	-3.85%	$103,039	1.01%	1.04%	0.20%	0.95%	0.98%	0.26%	228%
For the Year Ended October 31, 2019	$53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	$58.15	10.61%	$139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
For the Year Ended October 31, 2018	$44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	—	(0.29)	$53.02	20.69%	$151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
For the Year Ended October 31, 2017	$25.86	(0.01)	0.01	18.32	18.31	—	—	—	—	$44.17	70.80%	$143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2021	$39.58	(0.25)	(0.24)	43.95	43.70	—	—	—	—	$83.28	110.41%	$383,075	0.96%	0.94%	(0.37)%	0.94%	0.92%	(0.35)%	95%
For the Year Ended October 31, 2020	$70.39	(0.12)	(0.10)	(30.69)	(30.81)	(0.00)[10]	—	—	(0.00)[10]	$39.58	-43.74%	$360,141	1.01%	1.02%	(0.34)%	0.95%	0.96%	(0.28)%	134%
For the Year Ended October 31, 2019	$28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	$70.39	149.83%	$66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
For the Year Ended October 31, 2018	$71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	—	(1.17)	$28.33	-59.92%	$39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
For the Year Ended October 31, 2017	$21.24	(0.17)	(0.14)	50.62	50.45	—	—	—	—	$71.69	237.52%	$39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
Direxion Daily Industrials Bull 3X Shares
For the Year Ended October 31, 2021	$18.48	(0.00)[10]	(0.00)[10]	26.96	26.96	(0.03)	(0.04)	—	(0.07)	$45.37	146.14%	$63,520	0.96%	0.96%	(0.01)%	0.95%	0.95%	0.00%	3%
For the Year Ended October 31, 2020	$32.94	0.05	0.06	(14.36)	(14.31)	(0.15)	—	—	(0.15)	$18.48	-43.33%	$16,636	0.97%	1.44%	0.27%	0.95%	1.42%	0.29%	103%
For the Year Ended October 31, 2019	$26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	$32.94	27.57%	$3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
For the Year Ended October 31, 2018	$30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	—	(0.36)	$26.25	-14.26%	$3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.05	0.05	5.88	5.93	—	—	—	—	$30.93	23.72%	$3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Year Ended October 31, 2021	$9.03	0.22	0.22	17.08	17.30	(0.19)	—	—	(0.19)	$26.14	192.60%	$147,704	0.96%	0.94%	1.18%	0.95%	0.93%	1.19%	20%
For the Year Ended October 31, 2020	$30.84	0.19	0.19	(21.40)	(21.21)	(0.17)	(0.40)	(0.03)	(0.60)	$9.03	-69.35%	$49,659	1.01%	1.08%	1.40%	0.95%	1.02%	1.46%	123%
For the Year Ended October 31, 2019	$19.59	0.54	0.59	11.20	11.74	(0.49)	—	—	(0.49)	$30.84	60.83%	$53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
For the Year Ended October 31, 2018	$21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	—	(0.12)	(0.60)	$19.59	-7.13%	$40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%
For the Year Ended October 31, 2017	$20.09	0.05	0.06	1.56	1.61	—	—	—	—	$21.70	8.01%	$69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
Direxion Daily MSCI Real Estate Bear 3X Shares[18]
For the Year Ended October 31, 2021	$153.40	(0.64)	(0.64)	(111.69)	(112.33)	—	—	—	—	$41.07	-73.23%	$19,926	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	$257.60	(1.10)	(1.10)	(102.20)	(103.30)	(0.60)	—	(0.30)	(0.90)	$153.40	-40.31%	$45,283	0.96%	1.14%	(0.60)%	0.95%	1.13%	(0.59)%	0%
For the Year Ended October 31, 2019	$502.00	5.00	5.00	(244.60)	(239.60)	(4.80)	—	—	(4.80)	$257.60	-47.94%	$15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
For the Year Ended October 31, 2018	$564.00	4.00	4.00	(64.50)	(60.50)	(1.50)	—	—	(1.50)	$502.00	-10.68%	$19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
For the Year Ended October 31, 2017	$714.00	(2.00)	(2.00)	(148.00)	(150.00)	—	—	—	—	$564.00	-21.01%	$15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Year Ended October 31, 2021	$15.76	$(0.09)	$(0.08)	$2.44	$2.35	$—	$—	$—	$—	$18.11	14.91%	$31,693	0.95%	1.07%	(0.39)%	0.95%	1.07%	(0.39)%	115%
For the Year Ended October 31, 2020	$15.66	(0.06)	(0.04)	0.16	0.10	(0.00)[10]	—	—	(0.00)[10]	$15.76	0.64%	$11,029	1.03%	1.38%	(0.34)%	0.95%	1.30%	(0.26)%	165%
For the Year Ended October 31, 2019	$26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	$15.66	-40.41%	$8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
For the Period November 15, 2017[9] through October 31, 2018	$25.00	0.08	0.09	1.56	1.64	(0.10)	—	(0.01)	(0.11)	$26.53	6.49%	$3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%
Direxion Daily Regional Banks Bull 3X Shares[19]
For the Year Ended October 31, 2021	$13.19	0.28	0.28	37.83	38.11	(0.28)	—	—	(0.28)	$51.02	290.09%	$441,276	0.91%	0.89%	0.70%	0.90%	0.88%	0.71%	147%
For the Year Ended October 31, 2020	$83.12	0.21	0.21	(69.69)	(69.48)	(0.45)	—	—	(0.45)	$13.19	-83.83%	$111,397	0.97%	1.00%	1.64%	0.95%	0.98%	1.66%	331%
For the Year Ended October 31, 2019	$99.44	1.40	1.44	(16.30)	(14.90)	(1.42)	—	—	(1.42)	$83.12	-14.83%	$20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
For the Year Ended October 31, 2018	$133.96	1.24	1.34	(34.54)	(33.30)	(1.22)	—	—	(1.22)	$99.44	-25.20%	$29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
For the Year Ended October 31, 2017	$69.40	0.30	0.32	64.46	64.76	(0.20)	—	—	(0.20)	$133.96	93.38%	$26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
Direxion Daily Retail Bull 3X Shares[13,19]
For the Year Ended October 31, 2021	$8.58	(0.09)	(0.08)	33.46	33.37	(0.00)[10]	—	—	(0.00)[10]	$41.95	389.07%	$128,839	0.97%	0.92%	(0.24)%	0.95%	0.90%	(0.22)%	112%
For the Year Ended October 31, 2020	$9.43	0.01	0.01	(0.82)	(0.81)	(0.02)	—	(0.02)	(0.04)	$8.58	-7.65%	$22,485	0.99%	1.17%	0.12%	0.95%	1.13%	0.16%	171%
For the Year Ended October 31, 2019	$14.76	0.13	0.13	(5.34)	(5.21)	(0.12)	—	—	(0.12)	$9.43	-35.35%	$12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
For the Year Ended October 31, 2018	$9.80	0.08	0.11	4.98	5.06	(0.10)	—	—	(0.10)	$14.76	51.66%	$31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
For the Year Ended October 31, 2017	$15.45	(0.01)	(0.01)	(5.26)	(5.27)	—	(0.38)	—	(0.38)	$9.80	-35.22%	$36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
Direxion Daily S&P 500® High Beta Bull 3X Shares[15]
For the Year Ended October 31, 2021	$14.43	(0.01)	(0.01)	61.10	61.09	(0.04)	—	—	(0.04)	$75.48	423.32%	$110,529	0.96%	0.97%	(0.02)%	0.95%	0.96%	(0.01)%	151%
For the Period November 7, 2019[9] through October 31, 2020	$35.71	—	—	(21.14)	(21.14)	(0.04)	—	(0.10)	(0.14)	$14.43	-59.13%	$29,795	0.97%	1.16%	(0.03)%	0.95%	1.14%	(0.01)%	245%
Direxion Daily S&P 500® High Beta Bear 3X Shares[12]
For the Year Ended October 31, 2021	$101.00	(0.15)	(0.15)	(91.79)	(91.94)	—	—	—	—	$9.06	-91.03%	$23,626	0.95%	1.03%	(0.93)%	0.95%	1.03%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	$500.00	(1.00)	(1.00)	(397.20)	(398.20)	(0.40)	—	(0.40)	(0.80)	$101.00	-79.76%	$52,781	0.96%	1.10%	(0.79)%	0.95%	1.09%	(0.78)%	0%
Direxion Daily S&P Biotech Bull 3X Shares
For the Year Ended October 31, 2021	$53.52	(0.57)	(0.57)	0.30	(0.27)	—	—	—	—	$53.25	-0.50%	$772,796	0.95%	0.93%	(0.82)%	0.94%	0.92%	(0.81)%	169%
For the Year Ended October 31, 2020	$37.18	(0.23)	(0.19)	16.58	16.35	(0.01)	—	(0.00)[10]	(0.01)	$53.52	43.96%	$292,298	1.04%	1.05%	(0.48)%	0.95%	0.96%	(0.39)%	137%
For the Year Ended October 31, 2019	$49.33	0.24	0.25	(12.14)	(11.90)	(0.25)	—	—	(0.25)	$37.18	-24.17%	$487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
For the Year Ended October 31, 2018	$76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	—	(0.24)	$49.33	-35.28%	$592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%
For the Year Ended October 31, 2017	$28.82	(0.22)	(0.18)	47.85	47.63	—	—	—	—	$76.45	165.27%	$379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
Direxion Daily S&P Biotech Bear 3X Shares
For the Year Ended October 31, 2021	$54.51	(0.20)	(0.20)	(32.98)	(33.18)	—	—	—	—	$21.33	-60.87%	$47,267	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	$408.20	(0.09)	(0.04)	(352.33)	(352.42)	(0.71)	—	(0.56)	(1.27)	$54.51	-86.59%	$63,561	0.99%	1.03%	(0.07)%	0.95%	0.99%	(0.03)%	0%
For the Year Ended October 31, 2019	$783.40	5.80	6.20	(373.20)	(367.40)	(7.80)	—	—	(7.80)	$408.20	-47.16%	$82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
For the Year Ended October 31, 2018	$1,008.00	4.60	5.00	(226.20)	(221.60)	(3.00)	—	—	(3.00)	$783.40	-21.81%	$56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
For the Year Ended October 31, 2017	$5,500.00	(2.00)	(2.00)	(4,490.00)	(4,492.00)	—	—	—	—	$1,008.00	-81.67%	$98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
Direxion Daily Semiconductor Bull 3X Shares[16]
For the Year Ended October 31, 2021	$16.59	(0.00)[10]	(0.00)[10]	31.05	31.05	(0.02)	—	—	(0.02)	$47.62	187.22%	$4,155,099	0.83%	0.90%	(0.01)%	0.82%	0.89%	0.00%	170%
For the Year Ended October 31, 2020	$13.21	0.02	0.03	3.39	3.41	(0.03)	—	—	(0.03)	$16.59	25.88%	$1,318,844	1.06%	1.06%	0.13%	0.94%	0.94%	0.25%	230%
For the Year Ended October 31, 2019	$6.70	0.07	0.10	6.51	6.58	(0.07)	—	—	(0.07)	$13.21	98.82%	$634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
For the Year Ended October 31, 2018	$9.87	0.05	0.07	(3.16)	(3.11)	(0.06)	—	—	(0.06)	$6.70	-31.68%	$582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
For the Year Ended October 31, 2017	$3.05	—	0.01	7.00	7.00	—	(0.18)	—	(0.18)	$9.87	238.31%	$525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Semiconductor Bear 3X Shares
For the Year Ended October 31, 2021	$37.49	$(0.08)	$(0.08)	$(31.66)	$(31.74)	$—	$—	$—	$—	$5.75	-84.66%	$145,418	0.95%	0.91%	(0.93)%	0.95%	0.91%	(0.93)%	0%
For the Year Ended October 31, 2020	$368.16	(0.02)	0.01	(329.24)	(329.26)	(1.02)	—	(0.39)	(1.41)	$37.49	-89.76%	$93,777	0.98%	1.00%	(0.02)%	0.95%	0.97%	0.01%	0%
For the Year Ended October 31, 2019	$1,599.60	9.24	9.60	(1,228.56)	(1,219.32)	(12.12)	—	—	(12.12)	$368.16	-76.67%	$237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
For the Year Ended October 31, 2018	$1,950.00	9.60	10.80	(355.20)	(345.60)	(4.80)	—	—	(4.80)	$1,599.60	-17.63%	$65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
For the Year Ended October 31, 2017	$9,216.00	(7.20)	(7.20)	(7,258.80)	(7,266.00)	—	—	—	—	$1,950.00	-78.84%	$48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
Direxion Daily Technology Bull 3X Shares[17]
For the Year Ended October 31, 2021	$25.58	(0.14)	(0.14)	45.86	45.72	—	(0.19)	—	(0.19)	$71.11	179.53%	$3,061,359	0.91%	0.93%	(0.29)%	0.90%	0.92%	(0.28)%	25%
For the Year Ended October 31, 2020	$18.44	(0.02)	—	7.19	7.17	(0.03)	—	—	(0.03)	$25.58	38.98%	$1,560,088	1.06%	1.06%	(0.11)%	0.95%	0.95%	0.00%	376%
For the Year Ended October 31, 2019	$12.55	0.04	0.09	5.91	5.95	(0.05)	—	—	(0.05)	$18.44	47.55%	$774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
For the Year Ended October 31, 2018	$10.76	0.04	0.07	1.80	1.84	(0.05)	—	—	(0.05)	$12.55	16.99%	$671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
For the Year Ended October 31, 2017	$4.73	—	0.01	6.03	6.03	—	—	—	—	$10.76	127.43%	$452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
Direxion Daily Technology Bear 3X Shares[18]
For the Year Ended October 31, 2021	$147.80	(0.57)	(0.57)	(110.07)	(110.64)	—	—	—	—	$37.16	-74.86%	$66,942	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	$957.00	(0.50)	(0.40)	(805.00)	(805.50)	(2.30)	—	(1.40)	(3.70)	$147.80	-84.47%	$80,036	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2019	$2,218.00	22.00	22.00	(1,260.00)	(1,238.00)	(23.00)	—	—	(23.00)	$957.00	-56.25%	$59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
For the Year Ended October 31, 2018	$3,680.00	20.00	21.00	(1,470.00)	(1,450.00)	(12.00)	—	—	(12.00)	$2,218.00	-39.38%	$33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
For the Year Ended October 31, 2017	$9,630.00	(10.00)	(10.00)	(5,940.00)	(5,950.00)	—	—	—	—	$3,680.00	-61.79%	$17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Year Ended October 31, 2021	$18.08	(0.09)	(0.09)	30.56	30.47	(0.01)	—	—	(0.01)	$48.54	168.57%	$89,798	0.96%	0.95%	(0.24)%	0.95%	0.94%	(0.23)%	49%
For the Year Ended October 31, 2020	$25.01	(0.02)	(0.01)	(6.85)	(6.87)	(0.06)	—	—	(0.06)	$18.08	-27.42%	$38,879	0.96%	1.13%	(0.10)%	0.95%	1.12%	(0.09)%	128%
For the Year Ended October 31, 2019	$27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	$25.01	-6.66%	$3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
For the Year Ended October 31, 2018	$29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	—	(3.17)	$27.12	1.13%	$10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.02	0.02	4.42	4.44	—	—	—	—	$29.44	17.76%	$2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%
Direxion Daily Utilities Bull 3X Shares
For the Year Ended October 31, 2021	$26.76	0.31	0.31	5.70	6.01	(0.36)	—	—	(0.36)	$32.41	22.72%	$37,274	0.96%	1.03%	1.04%	0.95%	1.02%	1.05%	69%
For the Year Ended October 31, 2020	$45.80	0.40	0.42	(17.58)	(17.18)	(0.50)	(1.34)	(0.02)	(1.86)	$26.76	-38.38%	$14,715	1.01%	1.28%	1.44%	0.95%	1.22%	1.50%	80%
For the Year Ended October 31, 2019	$27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	$45.80	67.76%[20]	$16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
For the Year Ended October 31, 2018	$31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	—	—	(0.54)	$27.81	-8.72%	$4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.15	0.15	5.98	6.13	—	—	—	—	$31.13	24.52%	$3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2021	$65.11	(0.22)	(0.22)	(7.29)	(7.51)	—	(5.18)	(0.56)	(5.74)	$51.86	-12.64%	$23,339	0.95%	1.06%	(0.40)%	0.95%	1.06%	(0.40)%	6%
For the Year Ended October 31, 2020	$54.00	(0.06)	(0.04)	11.35	11.29	(0.18)	—	—	(0.18)	$65.11	20.96%	$19,534	0.99%	1.15%	(0.10)%	0.95%	1.11%	(0.06)%	76%
For the Year Ended October 31, 2019	$38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	$54.00	40.66%	$21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
For the Year Ended October 31, 2018	$44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	—	—	(0.32)	$38.83	-11.54%	$5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
For the Year Ended October 31, 2017	$51.25	(0.02)	(0.01)	(4.14)	(4.16)	—	(2.84)	—	(2.84)	$44.25	-7.60%	$8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2021	$8.10	(0.08)	(0.08)	0.69	0.61	—	—	—	—	$8.71	7.53%	$29,623	0.95%	1.12%	(0.93)%	0.95%	1.12%	(0.93)%	0%
For the Year Ended October 31, 2020	$10.58	(0.01)	(0.01)	(2.43)	(2.44)	(0.03)	—	(0.01)	(0.04)	$8.10	-23.08%	$6,882	0.95%	1.40%	(0.09)%	0.95%	1.40%	(0.09)%	0%
For the Year Ended October 31, 2019	$15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	$10.58	-30.84%	$11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
For the Year Ended October 31, 2018	$14.01	0.07	0.08	1.47	1.54	(0.02)	—	—	(0.02)	$15.53	11.01%	$20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
For the Year Ended October 31, 2017	$13.65	(0.05)	(0.04)	0.41	0.36	—	—	—	—	$14.01	2.64%	$28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2021	$35.81	$0.03	$0.03	$(7.01)	$(6.98)	$(0.03)	$(0.69)	$(0.01)	$(0.73)	$28.10	-19.90%	$359,735	0.88%	0.88%	0.11%	0.88%	0.88%	0.11%	33%
For the Year Ended October 31, 2020	$29.39	0.08	0.10	6.49	6.57	(0.15)	—	—	(0.15)	$35.81	22.38%	$282,879	0.98%	0.98%	0.22%	0.93%	0.93%	0.27%	67%
For the Year Ended October 31, 2019	$15.76	0.29	0.34	13.63	13.92	(0.29)	—	—	(0.29)	$29.39	88.98%	$189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%
For the Year Ended October 31, 2018	$20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	—	—	(0.26)	$15.76	-23.07%	$100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%
For the Year Ended October 31, 2017	$24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	—	—	(0.02)	$20.77	-13.64%	$90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2021	$55.80	(0.55)	(0.55)	2.08	1.53	—	—	—	—	$57.33	2.74%	$325,333	0.88%	0.88%	(0.86)%	0.88%	0.88%	(0.86)%	0%
For the Year Ended October 31, 2020	$107.20	(0.06)	(0.05)	(50.93)	(50.99)	(0.28)	—	(0.13)	(0.41)	$55.80	-47.66%	$99,010	0.90%	0.90%	(0.09)%	0.89%	0.89%	(0.08)%	0%
For the Year Ended October 31, 2019	$228.50	2.10	2.40	(121.20)	(119.10)	(2.20)	—	—	(2.20)	$107.20	-52.34%	$123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%
For the Year Ended October 31, 2018	$191.40	1.10	1.20	36.60	37.70	(0.60)	—	—	(0.60)	$228.50	19.71%	$345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%
For the Year Ended October 31, 2017	$188.10	(0.70)	(0.60)	4.00	3.30	—	—	—	—	$191.40	1.75%	$371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and realized gain (loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective January 11, 2021, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

12  Effective January 11, 2021, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

13  Effective January 11, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

14  Effective March 2, 2021, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.

15  Effective March 2, 2021, the Fund had a 7:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 7:1 stock split.

16  Effective March 2, 2021, the Fund had a 15:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 15:1 stock split.

17  Effective March 2, 2021, the Fund had a 10:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 10:1 stock split.

18  Effective October 25, 2021, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

19  Effective October 25, 2021, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

20  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2021

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 77 separate series (each, a "Fund" and together the "Funds"). 40 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P High Beta Bear 3X Shares
Direxion Daily S&P 500® Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares	S&P Mid Cap 400® Index	300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Dow Jones Internet Bull 3X Shares		300%
Direxion Daily Dow Jones Internet Bear 3X Shares	Dow Jones Internet Composite Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Index – Financials	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily MSCI Real Estate Bull 3X Shares		300%
Direxion Daily MSCI Real Estate Bear 3X Shares	MSCI U.S. IMI Real Estate 25/50 Index	-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily S&P 500® High Beta Bull 3X Shares		300%
Direxion Daily S&P 500® High Beta Bear 3X Shares	S&P 500® High Beta Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	ICE Semiconductor Index(a)	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation Average	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

(a)  Effective on August 25, 2021, the benchmark index for the Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Semiconductor Bear 3X Shares changed from the PHLX Semiconductor Sector Index to the ICE Semiconductor Index.

DIREXION ANNUAL REPORT

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

DIREXION ANNUAL REPORT

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2021, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2021 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$10,361,047	$—	$10,350,000	$11,047	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	97,485,867	—	95,380,000	2,105,867	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	6,776,483	—	6,776,483[1]	—
Direxion Daily Small Cap Bull 3X Shares	5,297,042	—	5,297,042[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	2,691,239	—	2,691,239[1]	—
Direxion Daily FTSE China Bull 3X Shares	5,287,645	—	5,287,645[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	7,881,541	—	7,881,541[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	34,335	—	—	34,335	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	2,160,371	—	2,160,371[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	2,659,552	—	2,610,000	49,552	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	6,448,826	—	6,117,900	330,926	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	437,962	—	437,962[1]	—
Direxion Daily Financial Bull 3X Shares	97,437,662	—	97,437,662[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	18,533,361	—	18,533,361[1]	—
Direxion Daily Healthcare Bull 3X Shares	12,547,970	—	10,950,000	1,597,970	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	1,502,091	—	1,502,091[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Real Estate Bull 3X Shares	$19,042,535	$—	$19,042,535[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	3,044,428	—	3,044,428[1]	—
Direxion Daily Regional Banks Bull 3X Shares	48,246,510	—	48,246,510[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	18,931,080	—	18,931,080[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	1,625,765	—	1,625,765[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	128,769	—	128,769[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	307,494	—	307,494[1]	—
Direxion Daily Semiconductor Bull 3X Shares	48,493,233	—	44,770,000	3,723,233	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	2,934,983	—	2,934,983[1]	—
Direxion Daily Technology Bull 3X Shares	213,015,124	—	208,620,000	4,395,124	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	4,520,749	—	4,520,749[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	44,931	—	—	44,931	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	11,101	—	11,101[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	1,565,295	—	1,565,295[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	11,330,926	—	11,330,926[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$190,172,987	$—	$187,810,000	$2,362,987	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	16,898,714	—	16,898,714[1]	—
Direxion Daily Small Cap Bull 3X Shares	8,429,813	—	8,429,813[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	27,194,715	—	27,194,715[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	48,646,091	—	48,646,091[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	3,509,827	—	3,509,827[1]	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	129,018	—	129,018[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	10,175,182	473,427	9,550,000	151,755	473,427	473,427	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	1,589,408	—	1,530,000	59,408	—	—	—	—
Direxion Daily Financial Bull 3X Shares	160,252,464	—	160,252,464[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	2,784	—	—	2,784
Direxion Daily Homebuilders & Supplies Bull 3X Shares	39,251,461	—	39,251,461[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	18,563,020	—	18,563,020[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	8,616,494	—	8,616,494[1]	—
Direxion Daily Semiconductor Bull 3X Shares	53,799,649	—	48,060,000	5,739,649	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	687,382	—	687,382[1]	—
Direxion Daily Technology Bull 3X Shares	207,815,899	—	202,450,000	5,365,899	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Technology Bear 3X Shares	$—	$—	$—	$—	$2,052,290	$—	$2,052,290[1]	$—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	6,239	6,239	—	—	149,658	6,239	143,419[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	104,421	42,468	61,953[1]	—	42,468	42,468	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	8,016,125	13,525	7,700,000	302,600	13,525	13,525	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	966	966	—	—	5,564,509	966	5,563,543[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$104,039,829	$—	$100,390,000	$3,649,829	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	3,419,888	—	3,419,888[1]	—
Direxion Daily Small Cap Bull 3X Shares	42,504,695	—	42,504,695[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	406,002,321	—	406,002,321[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	21,004,012	—	18,650,000	2,354,012	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	61,098,785	—	61,098,785[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	6,329,152	—	6,329,152[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$—	$—	$—	$—	$5,112	$—	$5,112[1]	$—
Direxion Daily Regional Banks Bull 3X Shares	45,188,586	—	—	45,188,586	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	20,663,940	—	20,660,000	3,940	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	4,863,361	—	4,863,361[1]	—
Direxion Daily Semiconductor Bull 3X Shares	54,353,378	—	54,353,378[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	4,139,238	—	4,139,238[1]	—
Direxion Daily Technology Bull 3X Shares	185,907,890	—	177,080,000	8,827,890	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	4,150,022	—	4,150,022[1]	—
Direxion Daily Transportation Bull 3X Shares	829,766	—	829,766[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	3,373,156	—	3,373,156[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	14,712	—	—	14,712	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	215	—	215[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$15,826	$—	$—	$15,826	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	216,009,511	—	213,279,999	2,729,512	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	19,813,762	—	19,813,762[1]	—
Direxion Daily Small Cap Bull 3X Shares	45,421,886	—	45,421,886[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	13,942,405	—	13,942,405[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	493,972	—	493,972[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	3,112,848	—	3,112,848[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	623,577	—	273,000	350,577	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	1,615,976	—	1,615,976[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	17,202,638	—	17,202,638[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	44,017	—	—	44,017	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	7,928,223	—	7,634,000	294,223	—	—	—	—
Direxion Daily Financial Bull 3X Shares	202,424,215	—	202,424,215[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	26,670,727	—	26,670,727[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	5,860,806	—	5,860,806[1]	—	—	—	—	—
DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$395,948	$—	$299,000	$96,948	$—	$—	$—	$—
Direxion Daily Regional Banks Bull 3X Shares	272,062	—	272,062[1]	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	19,700,476	—	19,236,000	464,476	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	55,682	—	—	55,682	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	12,656,229	—	12,656,229[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	95,583	—	—	95,583	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	202,442,213	—	190,403,000	12,039,213	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	6,158,363	—	6,158,363[1]	—
Direxion Daily Technology Bull 3X Shares	82,491,725	—	75,684,000	6,807,725	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	209,270	—	209,270[1]	—
Direxion Daily Transportation Bull 3X Shares	5,188,004	—	5,188,004[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	1,088,507	—	1,088,507[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	979,843	—	92,000	887,843	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	8,208,065	—	8,208,065[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$4,330,520	$—	$4,330,520[1]	$—	$—	$—	$—	$—
Direxion Daily FTSE Europe Bull 3X Shares	1,161,496	—	1,161,496[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	4,680,313	—	4,680,313[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	1,143,007	—	1,143,007[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	15,168,102	—	15,168,102[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	980,129	—	980,129[1]	—
Direxion Daily Retail Bull 3X Shares	293,852	—	—	293,852	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	6,096,259	—	6,096,259[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	224,329	—	62,226	162,103	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	84,210	—	84,210[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$23,916,772	$—	$22,910,000	$1,006,772	$—	$—	$—	$—
Direxion Daily Financial Bull 3X Shares	22,307,671	—	22,307,671[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Semiconductor Bull 3X Shares	$18,904,607	$—	$17,490,000	$1,414,607	$—	$—	$—	$—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	940,351	—	940,351[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$12,853,391	$—	$12,810,000	$43,391	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	113,409,120	—	111,430,000	1,979,120	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	29,334,156	—	29,334,156[1]	—
Direxion Daily Small Cap Bull 3X Shares	4,908,780	—	4,908,780[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	2,234,393	—	2,234,393[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	4,395,334	—	4,395,334[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	2,176,524	—	2,176,524[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1,515,915	—	1,190,000	325,915	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	2,687,099	—	2,687,099[1]	—	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	1,052,992	—	1,052,992[1]	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Aerospace & Defense Bull 3X Shares	$—	$—	$—	$—	$2,565,550	$—	$2,565,550[1]	$—
Direxion Daily Consumer Discretionary Bull 3X Shares	12,472,000	—	12,290,000	182,000	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	522,640	—	490,000	32,640	—	—	—	—
Direxion Daily Financial Bull 3X Shares	94,601,495	—	94,601,495[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	8,818,119	—	8,818,119[1]	—
Direxion Daily Industrials Bull 3X Shares	1,035,050	—	1,035,050[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	17,602,138	—	17,602,138[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	486,213	—	486,213[1]	—
Direxion Daily Retail Bull 3X Shares	8,637,513	—	7,820,000	817,513	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	1,274,555	—	1,274,555[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	1,732,819	—	1,732,819[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	1,192,140	—	820,002	372,138	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	21,432,350	—	21,432,350[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	78,341	—	78,341[1]	—
Direxion Daily Technology Bull 3X Shares	105,122,253	—	101,660,000	3,462,253	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	709,685	—	709,685[1]	—
Direxion Daily Transportation Bull 3X Shares	3,402,616	—	3,402,616[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$—	$—	$—	$—	$570,943	$—	$570,943[1]	$—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	511,645	—	410,000	101,645	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	3,849,712	—	3,849,712[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	5,758,869	—	5,758,869[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$86,413	$—	$—	$86,413	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	43,392,615	—	41,580,000	1,812,615	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	3,395,513	—	3,395,513[1]	—
Direxion Daily Small Cap Bull 3X Shares	24,620,526	—	24,620,526[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	20,179,267	—	20,179,267[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	5,528,610	—	5,528,610[1]	—
Direxion Daily FTSE China Bear 3X Shares	210,943	—	—	210,943	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE Europe Bull 3X Shares	$—	$—	$—	$—	$15,576	$—	$15,576[1]	$—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	4,526,389	—	4,526,389[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	76,546	—	76,546[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	2,375,694	—	2,375,694[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	6,084,364	—	5,830,000	254,364	—	—	—	—
Direxion Daily Financial Bull 3X Shares	156,353,724	—	156,353,724[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	2,123,632	—	2,123,632[1]	—
Direxion Daily Healthcare Bull 3X Shares	25,376,594	—	23,980,000	1,396,594	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	3,370,681	—	3,370,681[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	596,264	—	596,264[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	37,623	—	37,623[1]	—
Direxion Daily Regional Banks Bull 3X Shares	25,715,237	—	25,715,237[1]	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	3,459,831	—	2,870,000	589,831	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	162,365	—	162,365[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	90,821	—	90,821[1]	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$—	$—	$—	$—	$2,604,182	$—	$2,604,182[1]	$—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	256,432	—	256,432[1]	—
Direxion Daily Semiconductor Bull 3X Shares	153,660,348	—	143,530,000	10,130,348	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	2,526,053	—	2,526,053[1]	—
Direxion Daily Technology Bull 3X Shares	183,406,762	—	179,950,000	3,456,762	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	10,788,837	—	10,788,837[1]	—
Direxion Daily Transportation Bull 3X Shares	11,024,883	—	11,024,883[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	5,569,903	—	5,569,903[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	2,215,440	—	2,215,440[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate

DIREXION ANNUAL REPORT

cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2021.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2021, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of October 31, 2021, the market value of the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Small Cap Bull 3X Shares	$313,246,743	$319,154,351	$604,186	$319,758,537
Direxion Daily MSCI Emerging Markets Bull 3X Shares	690,475	715,290	—	715,290
Direxion Daily MSCI Mexico Bull 3X Shares	116,040	119,780	—	119,780
Direxion Daily Aerospace & Defense Bull 3X Shares	1,317,544	497,498	835,777	1,333,275
Direxion Daily Financial Bull 3X Shares	2,343,985	1,436,537	981,450	2,417,987
Direxion Daily MSCI Real Estate Bull 3X Shares	197,037	201,005	—	201,005
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	701,764	614,035	124,935	738,970
Direxion Daily Retail Bull 3X Shares	5,986,652	5,063,758	1,045,876	6,109,634
Direxion Daily S&P Biotech Bull 3X Shares	35,084,479	27,785,823	8,141,294	35,927,117
Direxion Daily Semiconductor Bull 3X Shares	51,297,516	46,046,332	6,531,349	52,577,681
Direxion Daily Technology Bull 3X Shares	25,605,322	—	25,879,781	25,879,781
Direxion Daily 7-10 Year Treasury Bull 3X Shares	6,571,623	1,601,530	5,115,822	6,717,352
Direxion Daily 20+ Year Treasury Bull 3X Shares	90,924,758	92,509,544	—	92,509,544

DIREXION ANNUAL REPORT

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended October 31, 2021, which is disclosed on the Statements of Operations.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Certain Funds paid this excise tax during the period ended October 31, 2021, which is disclosed on the Statements of Operations.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2021 and October 31, 2020, are listed below.

The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year Ended October 31, 2021			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$21,998	$—	$—	$181,797	$—	$11,321
Direxion Daily S&P 500® Bull 3X Shares	3,773,589	—	—	6,048,859	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	1,228,222	—	590,141
Direxion Daily Small Cap Bull 3X Shares	244,821	—	—	1,582,234	—	517,360
Direxion Daily Small Cap Bear 3X Shares	—	—	—	809,006	—	378,778
Direxion Daily FTSE China Bull 3X Shares	2,107,263	—	—	3,169,542	—	301,335

DIREXION ANNUAL REPORT

	Year Ended October 31, 2021			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily FTSE China Bear 3X Shares	$—	$—	$—	$161,009	$—	$127,151
Direxion Daily FTSE Europe Bull 3X Shares	180,543	—	—	130,258	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	206,560	—	107,122	1,269,642	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	149,374	—	80,075
Direxion Daily MSCI Mexico Bull 3X Shares	64,079	—	—	45,272	—	9,723
Direxion Daily MSCI South Korea Bull 3X Shares	4,680	—	—	142,470	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	229,995	—	—	155,985	—	116,045
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	13,290	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares[1]	—	—	—	2,646	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares[1]	—	—	—	4,123	—	4,413
Direxion Daily Financial Bull 3X Shares	15,325,240	—	—	8,708,613	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	427,657	—	186,053
Direxion Daily Healthcare Bull 3X Shares	11,571	—	—	298,454	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	11,980	—	—
Direxion Daily Industrials Bull 3X Shares	108,281	—	—	35,817	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	1,224,013	—	—	1,262,813	—	63,897
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	36,204	—	17,857
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	198	—	—
Direxion Daily Regional Banks Bull 3X Shares	2,850,169	—	—	1,009,690	—	—
Direxion Daily Retail Bull 3X Shares	14,673	—	—	31,760	—	24,233
Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	82,925	—	—	9,005	—	21,225
Direxion Daily S&P 500® High Beta Bear 3X Shares[1]	—	—	—	4,287	—	4,290
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	45,139	—	58
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	210,227	—	166,472
Direxion Daily Semiconductor Bull 3X Shares	2,155,338	—	—	2,162,182	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	670,581	—	258,713
Direxion Daily Technology Bull 3X Shares	10,258,380	—	—	1,713,106	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	153,907	—	89,972

DIREXION ANNUAL REPORT

	Year Ended October 31, 2021			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Transportation Bull 3X Shares	$19,756	$—	$—	$28,274	$—	$—
Direxion Daily Utilities Bull 3X Shares	257,434	—	—	610,125	—	5,652
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,553,448	—	167,130	53,451	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	32,183	—	13,020
Direxion Daily 20+ Year Treasury Bull 3X Shares	5,652,475	—	42,707	933,267	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	353,697	—	169,036

1  Commenced operations on November 7, 2019.

At October 31, 2021, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$30,559,002	$—	$—	$(162,195)	$30,396,807
Direxion Daily S&P 500® Bull 3X Shares	996,669,203	—	—	(12,522)	996,656,681
Direxion Daily S&P 500® Bear 3X Shares	(335,855,721)	—	—	(2,426,525,596)	(2,762,381,317)
Direxion Daily Small Cap Bull 3X Shares	82,087,491	—	—	(3,849)	82,083,642
Direxion Daily Small Cap Bear 3X Shares	(478,729,256)	—	—	(3,388,911,467)	(3,867,640,723)
Direxion Daily FTSE China Bull 3X Shares	(205,329,422)	—	—	(78,359,280)	(283,688,702)
Direxion Daily FTSE China Bear 3X Shares	(18,553,998)	—	—	(96,540,068)	(115,094,066)
Direxion Daily FTSE Europe Bull 3X Shares	9,535,257	44,621	—	(13,690,757)	(4,110,879)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(45,527,004)	—	—	(117,128,639)	(162,655,643)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(10,825,318)	—	—	(334,254,148)	(345,079,466)
Direxion Daily MSCI Mexico Bull 3X Shares	3,849,505	—	—	—	3,849,505
Direxion Daily MSCI South Korea Bull 3X Shares	(12,123,309)	—	—	—	(12,123,309)
Direxion Daily Aerospace & Defense Bull 3X Shares	23,347,547	5,452,983	—	—	28,800,530
Direxion Daily Consumer Discretionary Bull 3X Shares	18,944,583	—	—	—	18,944,583
Direxion Daily Dow Jones Internet Bull 3X Shares	20,140,361	7,017,655	—	—	27,158,016
Direxion Daily Dow Jones Internet Bear 3X Shares	(3,095,479)	—	—	(6,639,057)	(9,734,536)
Direxion Daily Financial Bull 3X Shares	1,370,421,887	7,001,664	—	(5,366)	1,377,418,185

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Financial Bear 3X Shares	$(152,648,116)	$—	$—	$(2,999,206,981)	$(3,151,855,097)
Direxion Daily Healthcare Bull 3X Shares	68,037,637	—	—	—	68,037,637
Direxion Daily Homebuilders & Supplies Bull 3X Shares	119,142,757	—	—	—	119,142,757
Direxion Daily Industrials Bull 3X Shares	13,006,658	—	—	—	13,006,658
Direxion Daily MSCI Real Estate Bull 3X Shares	57,440,325	4,974,781	—	—	62,415,106
Direxion Daily MSCI Real Estate Bear 3X Shares	(16,760,032)	—	—	(119,826,559)	(136,586,591)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(1,787,872)	—	—	—	(1,787,872)
Direxion Daily Regional Banks Bull 3X Shares	129,660,016	—	—	—	129,660,016
Direxion Daily Retail Bull 3X Shares	29,162,528	—	—	—	29,162,528
Direxion Daily S&P 500® High Beta Bull 3X Shares	36,474,650	—	—	—	36,474,650
Direxion Daily S&P 500® High Beta Bear 3X Shares	(22,043,132)	—	—	(94,523,769)	(116,566,901)
Direxion Daily S&P Biotech Bull 3X Shares	(238,082,821)	—	—	—	(238,082,821)
Direxion Daily S&P Biotech Bear 3X Shares	(38,123,029)	—	—	(289,961,043)	(328,084,072)
Direxion Daily Semiconductor Bull 3X Shares	547,322,552	—	—	—	547,322,552
Direxion Daily Semiconductor Bear 3X Shares	(17,802,400)	—	—	(758,244,666)	(776,047,066)
Direxion Daily Technology Bull 3X Shares	1,113,485,537	11,889,032	—	—	1,125,374,569
Direxion Daily Technology Bear 3X Shares	(62,929,925)	—	—	(252,265,321)	(315,195,246)
Direxion Daily Transportation Bull 3X Shares	23,104,210	—	—	—	23,104,210
Direxion Daily Utilities Bull 3X Shares	3,960,018	65,896	—	—	4,025,914
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(1,267,383)	—	—	(75,515)	(1,342,898)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(1,510,643)	—	—	(61,201,957)	(62,712,600)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(52,357,797)	—	—	(7,659,267)	(60,017,064)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(93,249,584)	—	—	(971,035,997)	(1,064,285,581)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

DIREXION ANNUAL REPORT

At October 31, 2021, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$83,286,210	$32,647,651	$(2,088,649)	$30,559,002
Direxion Daily S&P 500® Bull 3X Shares	3,192,752,262	1,049,121,625	(52,452,422)	996,669,203
Direxion Daily S&P 500® Bear 3X Shares	727,577,956	—	(335,855,721)	(335,855,721)
Direxion Daily Small Cap Bull 3X Shares	1,852,243,637	146,171,357	(64,083,866)	82,087,491
Direxion Daily Small Cap Bear 3X Shares	985,285,176	—	(478,729,256)	(478,729,256)
Direxion Daily FTSE China Bull 3X Shares	704,734,836	8,606,856	(213,936,278)	(205,329,422)
Direxion Daily FTSE China Bear 3X Shares	92,183,193	210,943	(18,764,941)	(18,553,998)
Direxion Daily FTSE Europe Bull 3X Shares	49,239,543	10,355,306	(820,049)	9,535,257
Direxion Daily MSCI Emerging Markets Bull 3X Shares	217,704,966	—	(45,527,004)	(45,527,004)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	39,869,183	2,139,492	(12,964,810)	(10,825,318)
Direxion Daily MSCI Mexico Bull 3X Shares	17,118,976	5,191,811	(1,342,306)	3,849,505
Direxion Daily MSCI South Korea Bull 3X Shares	59,803,875	53,993	(12,177,302)	(12,123,309)
Direxion Daily Aerospace & Defense Bull 3X Shares	289,664,968	44,482,700	(21,135,153)	23,347,547
Direxion Daily Consumer Discretionary Bull 3X Shares	61,930,649	19,786,611	(842,028)	18,944,583
Direxion Daily Dow Jones Internet Bull 3X Shares	99,980,048	27,252,335	(7,111,974)	20,140,361
Direxion Daily Dow Jones Internet Bear 3X Shares	7,702,457	—	(3,095,479)	(3,095,479)
Direxion Daily Financial Bull 3X Shares	3,399,370,248	1,547,210,247	(176,788,360)	1,370,421,887
Direxion Daily Financial Bear 3X Shares	289,680,329	—	(152,648,116)	(152,648,116)
Direxion Daily Healthcare Bull 3X Shares	239,642,487	77,365,122	(9,327,485)	68,037,637
Direxion Daily Homebuilders & Supplies Bull 3X Shares	399,852,162	140,600,745	(21,457,988)	119,142,757
Direxion Daily Industrials Bull 3X Shares	65,159,423	15,893,109	(2,886,450)	13,006,658
Direxion Daily MSCI Real Estate Bull 3X Shares	149,118,428	64,394,141	(6,953,816)	57,440,325
Direxion Daily MSCI Real Estate Bear 3X Shares	34,728,424	—	(16,760,032)	(16,760,032)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	34,593,862	1,873,376	(3,661,248)	(1,787,872)
Direxion Daily Regional Banks Bull 3X Shares	451,787,284	147,938,318	(18,278,302)	129,660,016
Direxion Daily Retail Bull 3X Shares	134,791,269	39,478,229	(10,315,701)	29,162,528
Direxion Daily S&P 500® High Beta Bull 3X Shares	132,583,444	45,520,027	(9,045,377)	36,474,650
Direxion Daily S&P 500® High Beta Bear 3X Shares	46,053,498	—	(22,043,132)	(22,043,132)
Direxion Daily S&P Biotech Bull 3X Shares	1,058,350,444	26,516,986	(264,599,807)	(238,082,821)
Direxion Daily S&P Biotech Bear 3X Shares	82,175,577	1,287,723	(39,410,752)	(38,123,029)
Direxion Daily Semiconductor Bull 3X Shares	4,194,295,264	738,788,064	(191,465,512)	547,322,552
Direxion Daily Semiconductor Bear 3X Shares	142,235,890	—	(17,802,400)	(17,802,400)
Direxion Daily Technology Bull 3X Shares	2,899,813,013	1,321,362,322	(207,876,785)	1,113,485,537
Direxion Daily Technology Bear 3X Shares	126,818,877	—	(62,929,925)	(62,929,925)
Direxion Daily Transportation Bull 3X Shares	93,570,324	29,711,009	(6,606,799)	23,104,210
Direxion Daily Utilities Bull 3X Shares	38,106,008	5,224,882	(1,264,864)	3,960,018
Direxion Daily 7-10 Year Treasury Bull 3X Shares	26,251,055	708,658	(1,976,041)	(1,276,383)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	31,720,343	616,066	(2,126,709)	(1,510,643)
Direxion Daily 20+ Year Treasury Bull 3X Shares	512,811,258	12,810,315	(65,168,112)	(52,357,797)
Direxion Daily 20+ Year Treasury Bear 3X Shares	419,405,039	2,300,616	(95,550,200)	(93,249,584)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily Mid Cap Bull 3X Shares	$(29,085,314)	$29,085,314
Direxion Daily S&P 500® Bull 3X Shares	(977,875,691)	977,875,691
Direxion Daily S&P 500® Bear 3X Shares	5,233,727	(5,233,727)
Direxion Daily Small Cap Bull 3X Shares	(1,420,531,285)	1,420,531,285

DIREXION ANNUAL REPORT

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily Small Cap Bear 3X Shares	$3,400,427	$(3,400,427)
Direxion Daily FTSE China Bull 3X Shares	(16,302,326)	16,302,326
Direxion Daily FTSE China Bear 3X Shares	248,300	(248,300)
Direxion Daily FTSE Europe Bull 3X Shares	(3,000,536)	3,000,536
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(15,404,152)	15,404,152
Direxion Daily MSCI Emerging Markets Bear 3X Shares	201,275	(201,275)
Direxion Daily MSCI Mexico Bull 3X Shares	(2,891,982)	2,891,982
Direxion Daily MSCI South Korea Bull 3X Shares	(21,452,287)	21,452,287
Direxion Daily Aerospace & Defense Bull 3X Shares	(90,140,681)	90,140,681
Direxion Daily Consumer Discretionary Bull 3X Shares	(12,290,783)	12,290,783
Direxion Daily Dow Jones Internet Bull 3X Shares	(21,413,020)	21,413,020
Direxion Daily Dow Jones Internet Bear 3X Shares	18,511	(18,511)
Direxion Daily Financial Bull 3X Shares	(1,695,554,553)	1,695,554,553
Direxion Daily Financial Bear 3X Shares	1,851,623	(1,851,623)
Direxion Daily Healthcare Bull 3X Shares	(38,911,056)	38,911,056
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(337,750,833)	337,750,833
Direxion Daily Industrials Bull 3X Shares	(22,801,768)	22,801,768
Direxion Daily MSCI Real Estate Bull 3X Shares	(19,918,905)	19,918,905
Direxion Daily MSCI Real Estate Bear 3X Shares	237,407	(237,407)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(7,189,094)	7,189,094
Direxion Daily Regional Banks Bull 3X Shares	(183,376,683)	183,376,683
Direxion Daily Retail Bull 3X Shares	(96,599,127)	96,599,127
Direxion Daily S&P 500® High Beta Bull 3X Shares	(70,107,750)	70,107,750
Direxion Daily S&P 500® High Beta Bear 3X Shares	261,023	(261,023)
Direxion Daily S&P Biotech Bull 3X Shares	(165,184,877)	165,184,877
Direxion Daily S&P Biotech Bear 3X Shares	410,360	(410,360)
Direxion Daily Semiconductor Bull 3X Shares	(2,717,661,673)	2,717,661,673
Direxion Daily Semiconductor Bear 3X Shares	572,036	(572,036)
Direxion Daily Technology Bull 3X Shares	(1,321,179,340)	1,321,179,340
Direxion Daily Technology Bear 3X Shares	303,168	(303,168)
Direxion Daily Transportation Bull 3X Shares	(45,187,983)	45,187,983
Direxion Daily Utilities Bull 3X Shares	(1,888,868)	1,888,868
Direxion Daily 7-10 Year Treasury Bull 3X Shares	167,130	(167,130)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	35,976	(35,976)
Direxion Daily 20+ Year Treasury Bull 3X Shares	957,704	(957,704)
Direxion Daily 20+ Year Treasury Bear 3X Shares	419,816	(419,816)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2021, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2021.

At October 31, 2021, the Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 3X Shares	$162,195
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	3,234,148
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	2,862,615

DIREXION ANNUAL REPORT

Ordinary Late Year Loss Deferral
Direxion Daily FTSE China Bull 3X Shares	$1,827,917
Direxion Daily FTSE China Bear 3X Shares	310,703
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,068,694
Direxion Daily MSCI Emerging Markets Bear 3X Shares	203,938
Direxion Daily MSCI Mexico Bull 3X Shares	—
Direxion Daily MSCI South Korea Bull 3X Shares	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—
Direxion Daily Dow Jones Internet Bear 3X Shares	35,875
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	1,004,811
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—
Direxion Daily Industrials Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bear 3X Shares	183,394
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—
Direxion Daily Regional Banks Bull 3X Shares	—
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	175,878
Direxion Daily S&P Biotech Bull 3X Shares	—
Direxion Daily S&P Biotech Bear 3X Shares	520,651
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	810,885
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	487,735
Direxion Daily Transportation Bull 3X Shares	—
Direxion Daily Utilities Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	75,515
Direxion Daily 7-10 Year Treasury Bear 3X Shares	135,623
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	1,794,543

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2021, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$8,380,357	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	2,419,952,932	3,329,426
Direxion Daily Small Cap Bull 3X Shares	92,337,273	—	—
Direxion Daily Small Cap Bear 3X Shares	—	3,386,044,852	—
Direxion Daily FTSE China Bull 3X Shares	17,804,809	71,478,831	5,052,532
Direxion Daily FTSE China Bear 3X Shares	—	96,229,365	—
Direxion Daily FTSE Europe Bull 3X Shares	9,244,846	13,690,757	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	84,197,223	55,726,896	60,333,049
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	334,050,210	—
Direxion Daily MSCI Mexico Bull 3X Shares	6,661,142	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	3,755,869	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	3,346,307	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—

DIREXION ANNUAL REPORT

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Dow Jones Internet Bull 3X Shares	$—	$—	$—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	6,603,182	—
Direxion Daily Financial Bull 3X Shares	2,657,865	—	—
Direxion Daily Financial Bear 3X Shares	—	2,998,196,085	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	5,929,770	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	119,643,165	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	8,197,313	—	—
Direxion Daily Retail Bull 3X Shares	4,735,834	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	441,728	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	94,347,891	—
Direxion Daily S&P Biotech Bull 3X Shares	5,030,055	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	289,440,392	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	757,433,781	—
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	—	251,777,266	—
Direxion Daily Transportation Bull 3X Shares	—	—	—
Direxion Daily Utilities Bull 3X Shares	1,053,435	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	61,066,334	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	6,255,612	1,403,655
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	969,241,454	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2021, open U.S. Federal and state income tax years include the tax years ended October 31, 2018 through October 31, 2021. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.
DIREXION ANNUAL REPORT

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2021. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$44,646,209	$20,067,676	$23,008,316	$30,915,305
Direxion Daily S&P 500® Bull 3X Shares	2,046,990,495	445,722,990	754,566,995	1,418,372,962
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	2,134,205,325	590,942,749	1,745,209,470	3,079,713,086
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	111,535,650	285,943,442	667,634,674	306,252,190
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	14,865,712	10,214,703	22,874,327	16,062,788
Direxion Daily MSCI Emerging Markets Bull 3X Shares	78,691,450	76,991,937	307,950,906	270,753,962
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	12,651,730	11,629,098	25,353,591	32,389,927
Direxion Daily MSCI South Korea Bull 3X Shares	24,530,520	20,165,155	58,407,386	52,214,830
Direxion Daily Aerospace & Defense Bull 3X Shares	247,445,375	134,030,122	171,052,613	280,366,525
Direxion Daily Consumer Discretionary Bull 3X Shares	6,610,477	3,649,535	30,571,676	19,769,767
Direxion Daily Dow Jones Internet Bull 3X Shares	40,489,430	30,258,067	72,297,645	44,939,779
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	2,332,313,260	1,349,281,127	1,080,912,372	1,602,373,680
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	56,808,451	2,042,705	85,186,614	51,003,034
Direxion Daily Homebuilders & Supplies Bull 3X Shares	299,955,353	250,109,783	461,017,249	689,504,035
Direxion Daily Industrials Bull 3X Shares	28,122,775	1,115,101	64,225,813	71,412,790
Direxion Daily MSCI Real Estate Bull 3X Shares	72,007,030	15,978,653	66,738,989	72,419,225
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	13,942,658	13,194,333	27,148,051	15,042,626
Direxion Daily Regional Banks Bull 3X Shares	342,780,143	422,967,145	733,694,287	659,129,790
Direxion Daily Retail Bull 3X Shares	130,825,669	81,813,006	209,376,416	207,006,758
Direxion Daily S&P 500® High Beta Bull 3X Shares	168,310,631	92,651,729	104,315,451	134,205,915
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	599,409,280	615,581,581	2,101,360,497	1,617,738,716
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	5,267,226,183	4,044,629,631	5,443,073,032	5,837,311,472
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	1,426,469,103	365,468,595	446,691,955	1,188,916,940
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	33,705,948	21,754,769	63,725,974	68,410,272
Direxion Daily Utilities Bull 3X Shares	10,584,311	10,893,905	36,463,631	24,310,708
Direxion Daily 7-10 Year Treasury Bull 3X Shares	797,433	1,373,045	2,843,043	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	58,959,600	133,876,871	155,510,979	26,883,265
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2021.

DIREXION ANNUAL REPORT

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

The Adviser has agreed to waive a portion of its fees based upon the specific breakpoints listed in the table below based on each Fund's daily net assets. For the year ended October 31, 2021, the Adviser waived its fee in certain Funds.

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2023. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2022	October 31, 2023	October 31, 2024	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$11,374	$1,507	$21,479	$27,314	$1,507	$50,300
Direxion Daily S&P 500® Bull 3X Shares	123,148	448	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	120,578	1,315	—	203,103	1,315	204,418
Direxion Daily Small Cap Bull 3X Shares	111,078	226	—	—	226	226
Direxion Daily Small Cap Bear 3X Shares	145,497	3,683	—	—	3,683	3,683
Direxion Daily FTSE China Bull 3X Shares	82,712	379	60,527	66,062	379	126,968
Direxion Daily FTSE China Bear 3X Shares	282	11,460	29,738	34,795	11,460	75,993
Direxion Daily FTSE Europe Bull 3X Shares	15,057	1,054	—	6,508	1,054	7,562
Direxion Daily MSCI Emerging Markets Bull 3X Shares	39,361	939	32,766	40,267	939	73,972
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	58,889	39,016	54,120	58,889	152,025
Direxion Daily MSCI Mexico Bull 3X Shares	23	6,726	17,392	22,485	6,726	46,603
Direxion Daily MSCI South Korea Bull 3X Shares	1,032	4,769	21,721	31,386	4,769	57,876
Direxion Daily Aerospace & Defense Bull 3X Shares	85,916	141	—	2,631	141	2,772
Direxion Daily Consumer Discretionary Bull 3X Shares	8,376	18,769	30,007	43,606	18,769	92,382
Direxion Daily Dow Jones Internet Bull 3X Shares	6,026	4,118	—	24,873	4,118	28,991

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2022	October 31, 2023	October 31, 2024	Recoupment Amount
Direxion Daily Dow Jones Internet Bear 3X Shares	$—	$27,407	$—	$35,406	$27,407	$62,813
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	50,235	4,546	—	64,004	4,546	68,550
Direxion Daily Healthcare Bull 3X Shares	37,618	384	6,117	41,898	384	48,399
Direxion Daily Homebuilders & Supplies Bull 3X Shares	92,979	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	5,683	5,072	38,210	43,942	5,072	87,224
Direxion Daily MSCI Real Estate Bull 3X Shares	21,174	2,655	35,142	40,574	2,655	78,371
Direxion Daily MSCI Real Estate Bear 3X Shares	—	48,415	57,022	62,433	48,415	167,870
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	21,940	35,714	45,404	21,940	103,058
Direxion Daily Regional Banks Bull 3X Shares	68,826	1,603	—	—	1,603	1,603
Direxion Daily Retail Bull 3X Shares	61,803	1,422	—	24,548	1,422	25,970
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,157	8,528	—	36,628	8,528	45,156
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	19,907	—	35,623	19,907	55,530
Direxion Daily S&P Biotech Bull 3X Shares	126,187	1,384	—	—	1,384	1.384
Direxion Daily S&P Biotech Bear 3X Shares	5,608	2,825	20,899	39,815	2,825	63,539
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	38,193	67	—	17,601	67	17,668
Direxion Daily Technology Bull 3X Shares	114,924	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	1,557	2,677	22,689	37,209	2,677	62,575
Direxion Daily Transportation Bull 3X Shares	9,702	3,328	37,000	34,483	3,328	74,811
Direxion Daily Utilities Bull 3X Shares	409	17,028	36,502	38,650	17,028	92,180
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	21,335	32,553	33,178	21,335	87,066
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	26,014	31,607	38,575	26,014	96,196
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	377	—	—	377	377

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2021 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

DIREXION ANNUAL REPORT

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of October 31, 2021:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$60,855,767	$—	$29,672,768	$—	$23,316,677	$—
Direxion Daily S&P 500® Bull 3X Shares	2,358,133,494	—	1,042,861,271	—	788,426,701	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	471,360,751	—	—	(79,638,516)
Direxion Daily Small Cap Bull 3X Shares	922,009,799	—	876,808,068	—	135,513,262	—
Direxion Daily Small Cap Bear 3X Shares	—	—	572,797,939	—	—	(66,242,019)
Direxion Daily FTSE China Bull 3X Shares	292,033,845	—	256,258,626	—	5,287,645	(54,174,701)
Direxion Daily FTSE China Bear 3X Shares	—	—	81,299,792	—	210,943	(7,881,541)
Direxion Daily FTSE Europe Bull 3X Shares	21,231,516	—	27,963,896	—	9,594,964	(15,576)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	88,250,063	—	93,743,661	—	—	(9,815,761)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	26,980,919	—	2,139,492	(76,546)
Direxion Daily MSCI Mexico Bull 3X Shares	119,812	—	15,656,857	—	5,191,811	—
Direxion Daily MSCI South Korea Bull 3X Shares	20,810,244	—	31,699,661	—	—	(4,829,339)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	199,440,646	84,552,713	—	32,058,133	(3,038,977)
Direxion Daily Consumer Discretionary Bull 3X Shares	—	25,477,406	38,632,850	—	16,764,977	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	69,646,665	29,489,691	—	20,984,053	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	5,044,940	—	—	(437,962)

DIREXION ANNUAL REPORT

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Financial Bull 3X Shares	$—	$2,239,220,325	$1,391,192,258	$—	$1,139,379,552	$—
Direxion Daily Financial Bear 3X Shares	—	—	166,507,325	—	—	(29,475,112)
Direxion Daily Healthcare Bull 3X Shares	—	174,194,733	74,559,599	—	58,928,576	(2,784)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	218,946,501	171,525,355	—	128,523,064	—
Direxion Daily Industrials Bull 3X Shares	—	39,505,283	24,292,783	—	14,368,015	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	105,082,075	46,293,222	—	55,183,456	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	23,075,427	—	—	(5,107,034)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	20,610,493	11,842,284	—	395,948	(42,735)
Direxion Daily Regional Banks Bull 3X Shares	—	117,253,537	326,208,346	—	137,985,415	—
Direxion Daily Retail Bull 3X Shares	—	91,267,491	40,594,634	—	32,091,672	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	66,876,638	62,368,389	—	39,813,067	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	31,864,867	—	—	(7,854,502)
Direxion Daily S&P Biotech Bull 3X Shares	—	563,858,282	281,890,294	—	128,769	(25,609,724)
Direxion Daily S&P Biotech Bear 3X Shares	—	—	43,328,751	—	1,287,723	(563,926)
Direxion Daily Semiconductor Bull 3X Shares	—	2,392,842,191	1,795,689,847	—	553,085,778	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	141,898,201	—	—	(17,464,711)
Direxion Daily Technology Bull 3X Shares	—	1,841,321,508	1,194,217,389	—	977,759,653	—
Direxion Daily Technology Bear 3X Shares	—	—	86,319,805	—	—	(22,430,853)
Direxion Daily Transportation Bull 3X Shares	—	36,802,424	53,330,582	—	26,541,528	—
Direxion Daily Utilities Bull 3X Shares	—	20,030,425	17,573,938	—	4,461,663	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	15,306,085	—	10,332,305	—	65,882	(720,601)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	29,647,418	—	616,066	(53,784)
Direxion Daily 20+ Year Treasury Bull 3X Shares	228,116,510	—	234,115,087	—	9,220,297	(10,998,435)
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	354,717,209	—	2,300,616	(30,862,369)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

DIREXION ANNUAL REPORT

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2021, the Funds were invested in swap contracts. At October 31, 2021, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$23,316,677	$—	$23,316,677
Direxion Daily S&P 500® Bull 3X Shares	788,426,701	—	788,426,701
Direxion Daily Small Cap Bull 3X Shares	135,513,262	—	135,513,262
Direxion Daily FTSE China Bull 3X Shares	5,287,645	—	5,287,645
Direxion Daily FTSE China Bear 3X Shares	210,943	—	210,943
Direxion Daily FTSE Europe Bull 3X Shares	9,594,964	—	9,594,964
Direxion Daily MSCI Emerging Markets Bear 3X Shares	2,139,492	—	2,139,492
Direxion Daily MSCI Mexico Bull 3X Shares	5,191,811	—	5,191,811
Direxion Daily Aerospace & Defense Bull 3X Shares	32,058,133	—	32,058,133
Direxion Daily Consumer Discretionary Bull 3X Shares	16,764,977	—	16,764,977
Direxion Daily Dow Jones Internet Bull 3X Shares	20,984,053	—	20,984,053
Direxion Daily Financial Bull 3X Shares	1,139,379,552	—	1,160,604,696
Direxion Daily Healthcare Bull 3X Shares	58,928,576	—	58,928,576
Direxion Daily Homebuilders & Supplies Bull 3X Shares	128,523,064	—	128,523,064
Direxion Daily Industrials Bull 3X Shares	14,368,015	—	14,368,015
Direxion Daily MSCI Real Estate Bull 3X Shares	55,183,456	—	55,183,456
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	395,948	—	395,948
Direxion Daily Regional Banks Bull 3X Shares	137,985,415	—	137,985,415
Direxion Daily Retail Bull 3X Shares	32,091,672	—	32,091,672
Direxion Daily S&P 500® High Beta Bull 3X Shares	39,813,067	—	39,813,067
Direxion Daily S&P Biotech Bull 3X Shares	128,769	—	128,769
Direxion Daily S&P Biotech Bear 3X Shares	1,287,723	—	1,287,723
Direxion Daily Semiconductor Bull 3X Shares	553,085,778	—	553,085,778
Direxion Daily Technology Bull 3X Shares	977,759,653	—	977,759,653
Direxion Daily Transportation Bull 3X Shares	26,541,528	—	26,541,528
Direxion Daily Utilities Bull 3X Shares	4,461,663	—	4,461,663
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	65,882	65,882
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	616,066	616,066
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	9,220,297	9,220,297
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	2,300,616	2,300,616

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

DIREXION ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bear 3X Shares	$79,638,516	$—	$79,638,516
Direxion Daily Small Cap Bear 3X Shares	66,242,019	—	66,242,019
Direxion Daily FTSE China Bull 3X Shares	54,174,701	—	54,174,701
Direxion Daily FTSE China Bear 3X Shares	7,881,541	—	7,881,541
Direxion Daily FTSE Europe Bull 3X Shares	15,576	—	15,576
Direxion Daily MSCI Emerging Markets Bull 3X Shares	9,815,761	—	9,815,761
Direxion Daily MSCI Emerging Markets Bear 3X Shares	76,546	—	76,546
Direxion Daily MSCI South Korea Bull 3X Shares	4,829,339	—	4,829,339
Direxion Daily Aerospace & Defense Bull 3X Shares	3,038,977	—	3,038,977
Direxion Daily Dow Jones Internet Bear 3X Shares	437,962	—	437,962
Direxion Daily Financial Bear 3X Shares	29,475,112	—	29,475,112
Direxion Daily Healthcare Bull 3X Shares	2,784	—	2,784
Direxion Daily MSCI Real Estate Bear 3X Shares	5,107,034	—	5,107,034
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	42,735	—	42,735
Direxion Daily S&P 500® High Beta Bear 3X Shares	7,854,502	—	7,854,502
Direxion Daily S&P Biotech Bull 3X Shares	25,609,724	—	25,609,724
Direxion Daily S&P Biotech Bear 3X Shares	563,926	—	563,926
Direxion Daily Semiconductor Bear 3X Shares	17,464,711	—	17,464,711
Direxion Daily Technology Bear 3X Shares	22,430,853	—	22,430,853
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	720,601	720,601
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	53,784	53,784
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	10,998,435	10,998,435
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	30,862,369	30,862,369

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the year ended October 31, 2021 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$41,133,067	$—	$15,764,045	$—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	894,022,188	—	654,856,910	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(586,097,391)	—	(3,130,432)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	1,483,941,827	—	(275,226,144)	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(670,785,693)	—	69,207,089	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(26,829,068)	—	(68,633,048)	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(10,622,978)	—	989,076	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	14,960,932	—	8,698,182	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	114,995,325	—	(67,795,637)	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(39,406,431)	—	20,478,769	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	8,763,790	—	4,266,294	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	$27,519,867	$—	$(13,176,070)	$—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	131,568,954	—	48,499,050	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	12,307,373	—	11,123,890	—
Direxion Daily Dow Jones Internet Bull 3X Shares	Swap Contracts	16,958,017	—	13,805,841	—
Direxion Daily Dow Jones Internet Bear 3X Shares	Swap Contracts	(4,367,139)	—	(402,322)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	1,588,678,863	—	1,105,063,901	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(303,582,709)	—	(11,913,059)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	45,280,152	—	48,573,410	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	301,070,089	—	(63,750,988)	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	16,056,721	—	11,514,677	—
Direxion Daily MSCI Real Estate Bull 3X Shares	Swap Contracts	26,836,128	—	57,789,003	—
Direxion Daily MSCI Real Estate Bear 3X Shares	Swap Contracts	(22,402,448)	—	(8,904,990)	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	5,370,599	—	(2,853,103)	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	148,826,637	—	105,455,673	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	71,778,193	—	18,802,222	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	Swap Contracts	55,027,521	—	34,155,234	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	Swap Contracts	(67,826,311)	—	(4,975,326)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	92,126,283	—	(128,884,134)	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(95,689,771)	—	10,819,563	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	2,255,567,817	—	89,184,973	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(134,480,560)	—	(6,837,423)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	1,258,813,679	—	444,554,692	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(69,922,392)	—	(17,326,206)	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	35,389,654	—	14,940,322	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	$4,658,699	$—	$1,611,680	$—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	(431,456)	—	(1,990,140)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(865,095)	—	1,481,064
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(33,402,632)	—	(4,331,362)
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(547,287)	—	(28,182,740)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended October 31, 2021, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$183,839,767	$—
Direxion Daily S&P 500® Bull 3X Shares	4,718,121,335	—
Direxion Daily S&P 500® Bear 3X Shares	—	1,434,918,322
Direxion Daily Small Cap Bull 3X Shares	3,240,334,725	—
Direxion Daily Small Cap Bear 3X Shares	—	1,245,720,661
Direxion Daily FTSE China Bull 3X Shares	920,148,945	—
Direxion Daily FTSE China Bear 3X Shares	—	132,119,098
Direxion Daily FTSE Europe Bull 3X Shares	96,194,746	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	497,925,098	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	89,353,718
Direxion Daily MSCI Mexico Bull 3X Shares	46,710,549	—
Direxion Daily MSCI South Korea Bull 3X Shares	121,348,898	—
Direxion Daily Aerospace & Defense Bull 3X Shares	646,394,238	—
Direxion Daily Consumer Discretionary Bull 3X Shares	80,319,326	—
Direxion Daily Dow Jones Internet Bull 3X Shares	142,677,443	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	13,164,622
Direxion Daily Financial Bull 3X Shares	5,685,662,235	—
Direxion Daily Financial Bear 3X Shares	—	492,279,349
Direxion Daily Healthcare Bull 3X Shares	384,272,733	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	789,993,706	—
Direxion Daily Industrials Bull 3X Shares	125,761,270	—
Direxion Daily MSCI Real Estate Bull 3X Shares	245,732,632	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	71,877,908
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	39,637,527	—
Direxion Daily Regional Banks Bull 3X Shares	800,524,850	—
Direxion Daily Retail Bull 3X Shares	217,943,592	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	192,979,157	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	90,702,262
Direxion Daily S&P Biotech Bull 3X Shares	1,374,235,422	—
Direxion Daily S&P Biotech Bear 3X Shares	—	202,893,855
Direxion Daily Semiconductor Bull 3X Shares	7,211,488,831	—
Direxion Daily Semiconductor Bear 3X Shares	—	298,043,513
Direxion Daily Technology Bull 3X Shares	4,705,406,181	—
Direxion Daily Technology Bear 3X Shares	—	191,014,459
Direxion Daily Transportation Bull 3X Shares	168,872,894	—
Direxion Daily Utilities Bull 3X Shares	52,927,367	—

DIREXION ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$46,457,382	$—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	47,910,781
Direxion Daily 20+ Year Treasury Bull 3X Shares	704,771,196	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	648,168,935

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

DIREXION ANNUAL REPORT

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing

DIREXION ANNUAL REPORT

liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10.  ADDITIONAL INFORMATION

On January 11, 2021, March 2, 2021 and October 25, 2021, shares of the following Funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Funds or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P 500® Bear 3X Shares	1/11/2021	1	:10	$3.68	$36.80	136,803,892	13,680,389
Direxion Daily S&P 500® High Beta Bear 3X Shares	1/11/2021	1	:20	1.38	27.60	20,150,001	1,007,500
Direxion Daily Small Cap Bear 3X Shares	3/2/2021	1	:8	4.20	33.60	86,641,573	10,830,197
Direxion Daily Financial Bear 3X Shares	3/2/2021	1	:8	4.78	38.24	30,472,860	3,809,108
Direxion Daily MSCI Real Estate Bear 3X Shares	10/25/2021	1	:10	4.12	41.20	4,351,444	435,144
Direxion Daily Technology Bear 3X Shares	10/25/2021	1	:10	3.95	39.50	15,514,848	1,551,485

On January 11, 2021, March 2, 2021 and October 25, 2021, shares of the following Funds were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock splits have no impact on the net assets of the Funds or the value of a shareholder's investment in the Fund. A summary of the forward stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Retail Bull 3X Shares	1/11/2021	5	:1	$535.66	107.13	154,844	774,221
Direxion Daily S&P 500® High Beta Bull 3X Shares	3/2/2021	7	:1	382.21	54.60	244,910	1,714,371
Direxion Daily Semiconductor Bull 3X Shares	3/2/2021	15	:1	636.92	42.46	6,150,004	92,250,060
Direxion Daily Technology Bull 3X Shares	3/2/2021	10	:1	439.83	43.98	4,400,000	44,000,000
Direxion Daily Regional Banks Bull 3X Shares	10/25/2021	5	:1	277.65	55.53	1,789,718	8,948,590
Direxion Daily Retail Bull 3X Shares	10/25/2021	5	:1	212.11	42.42	724,221	3,621,105

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 8, 2021, certain Funds declared capital gain distributions with an ex-date of December 9, 2021 and payable date of December 16, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short Term Capital Gain Distribution
Direxion Daily Aerospace & Defense Bull 3X Shares	$0.33870
Direxion Daily Dow Jones Internet Bull 3X Shares	3.05116
Direxion Daily MSCI Real Estate Bull 3X Shares	1.13166
Direxion Daily Technology Bull 3X Shares	0.27909
Direxion Daily Utilities Bull 3X Shares	0.07850

DIREXION ANNUAL REPORT

On December 20, 2021, certain Funds declared income distributions with an ex-date of December 21, 2021 and payable date of December 29, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bull 3X Shares	$0.11481
Direxion Daily Small Cap Bull 3X Shares	0.05037
Direxion Daily FTSE China Bull 3X Shares	0.01363
Direxion Daily FTSE Europe Bull 3X Shares	0.03783
Direxion Daily MSCI Mexico Bull 3X Shares	0.46761
Direxion Daily MSCI South Korea Bull 3X Shares	0.19082
Direxion Daily Aerospace & Defense Bull 3X Shares	0.00167
Direxion Daily Financial Bull 3X Shares	0.35754
Direxion Daily Healthcare Bull 3X Shares	0.03300
Direxion Daily Industrials Bull 3X Shares	0.01876
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.00007
Direxion Daily Regional Banks Bull 3X Shares	0.06667
Direxion Daily Retail Bull 3X Shares	0.07539
Direxion Daily Semiconductor Bull 3X Shares	0.01424
Direxion Daily Utilities Bull 3X Shares	0.13278
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.00158

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Effective December 1, 2021, the following table under "Principal Officers of the Trust" is replaced in its entirety as indicated below.

Supplement dated December 1, 2021 to the
Statements of Additional Information ("SAI")
for each series of the Direxion Shares ETF Trust (the "Trust")

The following table under "Principal Officers of the Trust" for each of the Trust's SAIs is replaced in its entirety as indicated below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director, Rafferty Asset Management, LLC, January 1999-January 2019.	N/A	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer	One Year; Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			Chief Operating Officer, Rafferty Asset Management, LLC, since May 2021; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012.	N/A	N/A
Corey Noltner Age: 32	Principal Financial Officer	One Year; Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since 2015.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 105 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your SAI.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (collectively referred to as the "Funds"), (40 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (40 of the funds constituting Direxion Shares ETF Trust) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Direxion Shares ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares
Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares
Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021 and the period from May 3, 2017 (commencement of operations) through October 31, 2017
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021 and the period from November 15, 2017 (commencement of operations) through October 31, 2018
Direxion Daily Consumer Discretionary Bull 3X Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the two years in the period ended October 31, 2021 and the period from November 29, 2018 (commencement of operations) through October 31, 2019
Direxion Daily Dow Jones Internet Bull 3X Shares Direxion Daily Dow Jones Internet Bear 3X Shares Direxion Daily S&P 500® High Beta Bull 3X Shares Direxion Daily S&P 500® High Beta Bear 3X Shares	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from November 7, 2019 (commencement of operations) through October 31, 2020

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 22, 2021

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 3X Shares	3.87%	3.87%	0.00%	0.09%
Direxion Daily S&P 500® Bull 3X Shares	3.09%	3.09%	0.00%	19.05%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	0.79%	0.79%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Mexico Bull 3X Shares	10.11%	10.11%	0.00%	100.00%
Direxion Daily MSCI South Korea Bull 3X Shares	0.67%	0.67%	0.00%	100.00%
Direxion Daily Aerospace & Defense Bull 3X Shares	3.80%	3.80%	0.00%	100.00%
Direxion Daily Consumer Discretionary Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Dow Jones Internet Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Dow Jones Internet Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	6.18%	6.18%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	4.30%	4.30%	0.00%	100.00%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Industrials Bull 3X Shares	13.32%	13.32%	0.00%	100.00%
Direxion Daily MSCI Real Estate Bull 3X Shares	17.88%	17.88%	0.00%	35.88%
Direxion Daily MSCI Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Regional Banks Bull 3X Shares	7.62%	7.62%	0.00%	3.35%
Direxion Daily Retail Bull 3X Shares	1.07%	1.07%	0.00%	100.00%
Direxion Daily S&P 500® High Beta Bull 3X Shares	1.60%	1.60%	0.00%	100.00%
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	1.23%	1.23%	0.00%	100.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	2.07%	2.07%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Transportation Bull 3X Shares	1.63%	1.63%	0.00%	100.00%
Direxion Daily Utilities Bull 3X Shares	26.92%	26.92%	0.00%	7.98%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	6.33%	6.33%	0.00%	100.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	8.83%	8.83%	0.00%	93.96%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2021. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At a meeting held on August 18, 2021, the Board, including the trustees who are not "interested persons" of the ETF Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 4, 2021 and August 18, 2021.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention required by the Adviser due to the frequent and large trading activity in the Funds;

•  The Adviser's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception, if shorter;

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per, the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the consolidated financial condition of the Adviser and the profitability of the Adviser; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

The Board considered that, with respect to most Funds, they had also received information relevant to their annual review of the Agreement since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services provided, and to be provided by the Adviser, under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that such personnel, systems and processes may not be present at other investment advisers. The Board considered, as applicable: (1) the Adviser's success in achieving each Fund's daily leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train, and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees.  The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive. From this perspective, the Board noted the cost effectiveness for investors of employing the Funds to achieve certain investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the relevant Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

compiling a broad and diverse Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant in 2019 had advised the Board on the Peer Group selection methodology and that the methodology employed in 2021 was consistent with that suggested by the independent consultant.

The Board noted that the comparison reports included the contractual advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

Performance of the Funds.  The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2021 and June 30, 2020 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's daily returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2021. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within reasonable ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and Tracking Error were more meaningful indicia of the quality of the Advisor's management than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser.  The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, the Board acknowledged that it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale.  The Board considered the current breakpoints included in the Agreement, which provide for reduced advisory fee rates for each Fund and the impact when the assets of each Fund reach certain levels. The Board also considered the Adviser's explanation as to why these breakpoints appropriately reflect the Funds' economies of scale.

Other Benefits.  The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that certain Funds pay a management services fee to the Adviser.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Direxion Shares ETF Trust (the "Trust"), on behalf of each series of the Trust (the "Funds"), established a liquidity risk management program (the "Liquidity Program") to assess and manage each Fund's liquidity risk, which is the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund.

At its November 19, 2021 meeting, the Board of Trustees (the "Board") of the Trust reviewed the Liquidity Program. The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds, as the Liquidity Program administrator. At the meeting, Rafferty Asset Management, LLC provided the Board with a written report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program (the "Report"). The Report covered the period from November 1, 2020 through October 31, 2021 (the "Report Period"). The Report noted the following:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The Report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The Report stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer of Rafferty Asset Management, LLC, since 2021 – present; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	108	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	108	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	108	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	108	None.
Kathleen M. Berkery Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor.	108	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	108	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust, and the Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

ANNUAL REPORT OCTOBER 31, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

STRATEGIC ETFS

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion Dynamic Hedge ETF

Direxion Fallen Knives ETF

Direxion Flight to Safety Strategy ETF (Consolidated)

Direxion Low Priced Stock ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Russell 1000® Growth Over Value ETF

Direxion Russell 1000® Value Over Growth ETF

THEMATIC ETFS

Direxion Hydrogen ETF

Direxion Moonshot Innovators ETF

Direxion Work From Home ETF

Direxion World Without Waste ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	12
Expense Example (Unaudited)	24
Allocation of Portfolio Holdings (Unaudited)	26
Schedules of Investments	27
Statements of Assets and Liabilities	43
Statements of Operations	46
Statements of Changes in Net Assets	49
Financial Highlights	55
Notes to the Financial Statements	57
Report of Independent Registered Public Accounting Firm	75
Supplemental Information (Unaudited)	77
Board Review of Investment Advisory Agreement (Unaudited)	78
Board Review of Liquidity Risk Management Program (Unaudited)	83
Trustees and Officers (Unaudited)	84

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2020 to October 31, 2021 (the "Annual Period").

Market Review:

Worsening COVID-19 case counts in the US, on the heels of a resurgence of the virus in Europe, bore fears of a second wave, all while hopes of a vaccine began to materialize to start the Annual Period. As a result, equity markets ended down for October. The election of Joseph Biden, as President of the United States, generated sharp returns for domestic equity markets in November, which was in stark contrast to what was widely expected if a Democrat were to win the race. A pledge of essentially unlimited monetary support from the Federal Reserve, coupled with stimulus for families and small businesses, served as necessary bolster to an economy reeling from the pandemic. Hopes of an effective vaccine began to emerge in November as well. Emerging markets performed well during the fourth quarter of 2020, largely on the back of U.S. dollar weakness. Equities were mixed amid higher volatility in January, on slower than expected vaccine rollout, frenzied retail trading and further stimulus expectations. Rising bond yields in February became a signal the economy was on the mend. On balance with dovish statements from the Federal Reserve, yields abated somewhat into the end of February as the global economy attempted to navigate the road to a post-COVID economy. Optimism took hold in March of 2021 as promises of a $1.9 trillion fiscal stimulus package, along with a $2 trillion infrastructure package, bolstered hopes for an economic recovery. Spring saw the re-opening trade, as COVID-19 vaccine rollout began to see broad traction, allowing an uptick in economic activity while also bringing inflation data into the broader discussion as the consumer price index rose from 3% to 3.8%. July saw added volatility in equity markets relating to the Delta variant of COVID-19, a more transmissible variant, along with concerns of a moderating economic recovery and tightening regulatory scrutiny in China on its tech sector, which hit emerging markets particularly hard. Despite the headwinds, the S&P 500 continued to post gains through summer on a strong second quarter 2021 earnings season. In August, dovish tones from Federal Reserve Chairman, Jerome Powell, regarding the pace and timing of tapering were enough to offset concerns of inflation running too hot in the near term, and that the COVID-19 Delta variant could potentially derail the ongoing economic recovery. Equities pulled back in September amid concerns that rising inflation would eat into growth, along with a statement from the Federal Reserve that it would announce a plan for tapering its asset purchases at its November meeting. Profit margins and the supply chain were the themes for Q3 earnings. The consumer discretionary sector was the big winner for October, as a broad swathe of companies were able to navigate supply-chain issues while, also maintaining margins that were under threat of being eaten away by rising inflation.

The Federal Reserve continued to keep the federal funds rate at the low range of .00 – .25bps, and pledged to continue through 2023, in hopes fiscal stimulus plans and the development and deployment of vaccines will encourage economic growth. At the end of the Annual Period, 67% of the US population has received at least one dose of a vaccine. The continued low benchmark set by the Federal Reserve, put in place in March of 2019, has increased expectations of inflation. This caused CPI to increase 6.2% through the end of the Annual Period, to a CPI of 276.724, marking the highest rate of inflation in years. This, in turn, drove bond prices lower, and yields even higher. The 2 to 10 year yield curve, which is an indication that short term yields have dropped more than long term yields, increased from .71% to 1.07%. For the Annual Period, the 10 year treasury yield finished at 1.55%, as the market rallied back from pandemic lows.

Factors Affecting the ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

DIREXION ANNUAL REPORT
4

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

The ETFs Performance Review:

The following discussion relates to the performance of the ETFs for the Annual Period. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals. All ETF returns are NAV (net asset value) returns.

Non-Leveraged ETFs

The Direxion Auspice Broad Commodity Strategy ETF seeks to provide total returns that exceed that of the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Annual Period, the Auspice Broad Commodity Index returned 42.48%, while the Direxion Auspice Broad Commodity Strategy ETF returned 41.37%.

The Direxion Auspice Broad Commodity Strategy ETF began the Annual Period long 10 of 12 possible commodities, with only natural gas and gold being flat. The positive Fund performance to start the Period was partially fueled by a weaker U.S. dollar, but also strong gains from its crude oil position as part of the economic reopening trade. December was a very strong month for performance, as positive vaccine news continued to fuel the reopening trade on both the energy and agriculture fronts, particularly corn, as China boosted imports. Remaining long 10 of 12 commodities heading into 2021, the agricultural sector continued to shine with China putting pressure on corn supplies, and wheat advanced as an alternative livestock feed with the pressure on corn. February Fund performance benefitted primarily from its energy positions, as a record cold snap put pressure on Texas' electrical grid. March saw some weakness as pullbacks in cotton, sugar and wheat were enough to outweigh gains made elsewhere, leading to a down month overall. The Fund saw a strong bounce back as the narrative in the commodities space reached the mainstream media, with the price of lumber skyrocketing as part of the reopening trade in April. Positive performance for April was led by the agriculture space, particularly corn and soybeans, on tightening global supplies. May saw the Fund benefit from its positions in energy and metals, as crude oil prices continued to creep upward amid increasing mentions of inflation in the broader economic dialogue. As equities surged, commodities were mixed for the month of June. Crude continued its strong run on tightening supply, while the agricultural positions performed well on similar concerns, as well as rising food prices. A pullback in metals though, was enough to offset a large portion of those gains, as gold lost some luster amid a stronger U.S. Dollar and a hawkish Federal Reserve. Upward performance in July was led by the energy sector, with natural gas having a strong month on demand from the continued economic reopening trade. Gold also bounced back after selling off the prior month. Weakness in oil and gasoline was offset by a continued move up in natural gas as the Fund benefitted mainly from strong gains in its sugar position, as that crop suffered from hot and dry weather in August. Into the end of the Annual Period, September and October saw strong positive performance driven by energy and agricultural exposures. Natural gas continued to surge, as petroleum exposure also moved up amid energy shortages and supply disruptions. Cotton also saw strong upward performance to compliment the energy moves, as rain interfered with harvest season leading to tight supplies in the US.

The Direxion Dynamic Hedge ETF seeks investment results, before fees and expenses, that track the Salt truVolTM US Large Cap Dynamic Hedge Index. The Salt truVolTM US Large Cap Dynamic Hedge Index is designed to adjust net exposure to the S&P 500 Index in an attempt to capitalize on the inverse relationship between volatility and the returns of the S&P 500® Index. The Index utilizes a proprietary volatility model developed by Salt Financial Indices, LLC., to estimate future market volatility to determine the size of the Index's hedge (short position). The Index's hedge or short position is reviewed daily and may range from 0% to 100% of the long position in the S&P 500 Index. For the Annual Period, the Salt truVolTM US Large Cap Dynamic Hedge Index returned 22.85%, while the Direxion Dynamic Hedge ETF returned 22.22%.

DIREXION ANNUAL REPORT
5

The Direxion Dynamic Hedge ETF's performance was consistent with the overall broad market uptrend, following the global pandemic earlier in the year 2020. Despite a brief market correction in the February of 2021 due to rising 10 year yield, the broad market's volatility was exceptionally calm, as highlighted by CBOE Volatility Index's daily average level of roughly 20 for the entire Annual Period. As such, the Fund was heavily exposed to the S&P 500 Index, which also performed well, driven primarily by the financial, technology and healthcare sectors. All were big winners on the heels of the pandemic driven market. With the market at all-time highs, there were certain periods when the Fund was hedged in anticipation of a sell off. The hedge contributed to the underperformance of the Fund, when compared to the S&P 500, as the market continued to trend higher during the Annual Period.

The Direxion Fallen Knives ETF seeks investment results, before fees and expenses, that track the Indxx US Fallen Knives Index. The Indxx US Fallen Knives Index is designed by Indxx, LLC to consist of U.S equity securities that have experienced considerable share price declines over the prior year and have financial health, suggesting that the security has potential for share price recovery in the future. For the Annual Period, the Indxx US Fallen Knives Index returned 35.09%, while the Direxion Fallen Knives ETF returned 34.30%.

The Direxion Fallen Knives ETF was weighted towards financials, healthcare and information technology for a large part of the Annual Period. Financial sector names, which comprised approximately one third of the Fund, gained 71.14% as investors seized upon the opportunity to buy financial names at bargain prices, while earnings grew faster relative to the S&P 500 Index. The industrials sector posted gains of 39.70%, bolstered by growing optimism over cyclical economic growth, and reopening of the economy after a vaccine was developed on November of 2020. Finally, the technology sector was the most popular theme during the Annual Period, as it gained 43.61% due to the demand for an increased data capacity surged as people sheltered in place for work and school. The Fund successfully caught equities on a rebound, after it fell out of favor during the onset of the COVID-19.

The Direxion Flight to Safety Strategy ETF seeks to provide total returns that exceed the total return of the Solactive Flight to Safety Index over a complete market cycle. The Solactive Flight to Safety Index measures the performance of a volatility-weighted basket of gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. The Index rebalances on a quarterly basis such that the weight of each component (U.S. treasury bonds, utility stocks, and gold) will be based on the contribution of the volatility of each component to the overall Index. The least volatile component of the Index, based on each component's trailing 5 year volatility measure, will receive the largest weighting. The gold component will be limited to 22.5% of the Index and its volatility will be based on the volatility of the spot price of gold. For the Annual Period, the Solactive Flight to Safety Index returned -1.72%, while the Direxion Flight to Safety Strategy ETF returned -1.51%.

The Direxion Flight to Safety Strategy ETF underperformed during the Annual Period as the equity markets rallied very strongly from pandemic lows, coinciding with a higher vaccination rate. During this period, defensive investors who were looking for safe havens were disappointed. The utilities sector of the Fund was able to capture some of the equity market upside, but not enough to mitigate the performance of gold and treasuries. Since the Fund seeks to provide risk mitigation, as well as a long-term appreciation potential, the uncertain nature of the overall market bouncing back so strongly from pandemic lows created a difficult environment.

The Direxion Hydrogen ETF seeks investment results, before fees and expenses, that track the Indxx Hydrogen Economy Index. The Indxx Hydrogen Economy Index tracks the performance of companies that provide goods and/or services related to the Hydrogen Industry, including hydrogen generation and storage, fuel cells, hydrogen stations, and hydrogen-based vehicles. The Index includes domestic securities as well as securities listed on various foreign markets, including among others, Japan and South Korea. The Index is reconstituted annually and rebalanced quarterly. Since the Fund's inception on March 25, 2021, Indxx Hydrogen Economy Index returned 2.90%, while the Direxion Hydrogen ETF returned 1.37%.

The Direxion Hydrogen ETF initially benefitted from a newly elected democratic congress, and President Biden's focal shift to a green energy-friendly mandate. After ending 2020 near the highs, hydrogen stocks reversed course towards the end of March 2021. Hydrogen fuel cell names such Plug Power Inc. lost as much as 30.79%, as investors were concerned over high production costs and weak progress. However, the Fund had a positive outlook to close out the Annual Period, due to
DIREXION ANNUAL REPORT
6

news of bipartisan support for the $1 trillion infrastructure bill. As a result of this deal, green hydrogen fuel production is expected to significantly reduce costs and increase its output by multiples, potentially benefitting the Fund both short- and long-term.

The Direxion Low Priced Stock ETF seeks investment results, before fees and expenses, that track the Solactive Two Bucks Index. The Solactive Two Bucks Index is an equal-weighted index provided by Solactive AG that is designed to measure the performance of U.S.-listed securities with relatively low trading prices. The Index Provider begins with the Solactive GBS United States All Cap Index and applies certain requirements that vary depending on the quarter at which the Index is rebalanced in order to select a total of 50 securities. The Index is rebalanced and reconstituted quarterly in February, May, August, and November. Since the Fund's inception on July 22, 2021, Solactive Two Bucks Index returned -6.37%, while the Direxion Low Priced Stock ETF returned -6.27%.

The Direxion Low Priced Stock ETF underperformed the broader equity markets during the Annual Period, but did have some standout performers. Uranium Energy Corporation returned 95%, Accuray Incorporated 20.91%, and Endo International PLC 19.43%. Culprits for the overall underperformance Kala Pharmaceuticals, Inc. returning -53.97%, Xeris Biopharma Holdings, Inc. -47.16%, and Orbital Energy Group, Inc. -28.03%.

The Direxion Moonshot Innovators ETF seeks investment results, before fees and expenses, that track the S&P Kensho Moonshots Index. The S&P Kensho Moonshots Index is comprised of 50 U.S. companies that pursue innovative technologies that have the potential to disrupt existing technologies and/or industries (i.e., moonshot innovators) and are considered to have the highest "early-stage composite innovation scores" which is determined based off a natural language processing review of the constituent company's latest annual regulatory filing for the use of words and phrases that are related to innovation. The Index is modified equal-weighted, reconstituted annually, and rebalanced semi-annually. Since the Fund's inception on November 12, 2020, the S&P Kensho Moonshots Index returned 34.73%, while the Direxion Moonshot Innovators ETF returned 35.54%.

The Direxion Moonshot Innovators ETF outperformed a range of major indexes through the end of 2020. The Fund has a small cap tilt, with standout names including Asana, Inc. returning 537.26%, LendingClub Corporation 741.76%, Ambarella, Inc. 220.18%. These three names were also the highest weightings for the Fund at Period-end. The Fund continued to rally into February 2021, before softening a bit through the summer, and then falling to an 11-month low at the end of the Annual Period.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100 Index® which includes approximately 100 of the largest domestic and international non-financial companies listed on the NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. The Index is rebalanced quarterly and reconstituted annually. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 39.84%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 39.30%.

The Direxion NASDAQ-100® Equal Weighted Index Shares tracked very closely to the NASDAQ 100 during the Annual Period, as the top performers for each had very similar weightings. A large part of the Fund's gains took place between June and August of 2021, as investors shifted back into tech stocks on growing vaccine rollouts and promising Q2 earnings. Even in the face of the delta variant fears, fading optimism in Federal Reserve policy, slower growth and high inflation in September, the Fund continued to reach new highs at the end of the Annual Period.

The Direxion Work From Home ETF seeks investment results, before fees and expenses, that track the Solactive Remote Work Index. The Solactive Remote Work Index is comprised of U.S. listed securities and ADRs of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the

DIREXION ANNUAL REPORT
7

four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. For the Annual Period, the Solactive Remote Work Index returned 46.05%, while the Direxion Work From Home ETF returned 45.69%.

The Direxion Work from Home ETF performed well to star the Annual Period, as it gained approximately 40% through mid-February. The Fund, which is technology sector-heavy, then experienced a setback due to rising 10 year yields and fears of a Federal Reserve rate hike. Concerned investors believed the potentially higher interest rate would erode the present value of the future earnings on these tech growth stocks, and subsequently rotated into value stocks. As a result, the Fund suffered an almost -11% loss from mid-February through mid-May. However, the market was assured by the Federal Reserve that the inflation was transitory and a rate hike will happen gradually, which calmed the market and halted the tech sell-off. Currently, with the American workforce gradually returning back to work, there is a concern that the core objective of the Fund will be challenged. However, with more than half of the American companies committing to a permanent hybrid work from home model, persistent COVID-19 flare-ups, along with accelerating technological transformation, it is reasonable to say the remote work model has staying power.

The Direxion World Without Waste ETF seeks investment results, before fees and expenses, that track the Indxx US Circular Economy Index. The Indxx US Circular Economy Index tracks the performance of 50 US-listed companies that are representative of the transformative shift from the linear model of economy to a circular one. The index includes five sub-themes central to the circular economy, providing investors access to the shifting paradigm in growing segments such as biofuels, solar power, and waste management, along with collaboration and content sharing platforms. Companies that cumulatively derive revenue greater than, or equal to, 50% from categories comprising a sub-theme, are 'pure-play' companies. All of the 'pure-play' companies from the sub-themes will form the selection list. The top 10 companies from each sub-theme, by largest total market capitalization, will form the final index. Since the Fund's inception on December 17, 2020, the Indxx US Circular Economy Index returned 25.00%, while the Direxion World Without Waste ETF returned 24.36%.

The Direxion World Without Waste ETF' best performing holdings include Atlassian Corporation, an enterprise software company, which gained 84.69%, Tesla, an electric vehicle company, which gained 69.84%, and Intuit Inc. a business and financial management software company, which gained 65.49%. The Fund's strongest returns occurred from mid-May through the end of June, and then again in October to close out the Annual Period.

Relative Weight ETFs

The Direxion Russell 1000® Growth Over Value ETF seeks investment results, before fees and expenses, that track the Russell 1000® Growth/Value 150/50 Net Spread Index. Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Annual Period, the Russell 1000® Growth/Value 150/50 Net Spread Index returned 41.66%, while the Direxion Russell 1000® Growth Over Value ETF returned 41.11%.

The Direxion Russell 1000® Value Over Growth ETF seeks investment results, before fees and expenses, that track the Russell 1000® Value/Growth 150/50 Net Spread Index. The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Annual Period, the Russell 1000® Value/Growth 150/50 Net Spread Index returned 42.74%, while the Direxion Russell 1000® Value Over Growth ETF returned 41.96%.

DIREXION ANNUAL REPORT
8

Index Volatility:

After the initial onslaught of the equity sell off during the height of the pandemic, the CBOE Volatility Index reached a low point in October 2021, trading around 15, which was a remarkable improvement from the index peak that touched 37 in late January 2021. The decline was a result of the decreasing case counts, an increase in vaccinations, and the passing of the initial uncertainty in the equity market. However, upon entering the Annual Period, the volatility spiked and the downward trend was due to the failure to agree on an economic aid package before the November 3rd election by lawmakers. Volatility spiked once again in mid-February, following the tech sector's rout due to the fear of rising 10 year rates. The tech and work from home thematic names, which were some of the best performing stocks during the pandemic in the prior year, were hit the hardest by the uptick in the interest rates. The rates have since stabilized through the summer, but continued to decrease through Period end. This further emphasized inflation fears. Even though the CBOE Volatility Index finished the period at 16.53, volatility is slated to remain tied to geopolitical risk, as the U.S. and world leaders continue to adjust to the pandemic and inflation fears.

Index	Return	Volatility
Auspice Broad Commodity Index	42.48%	11.51%
Salt truVolTM US Large Cap Dynamic Hedge Index	22.85%	9.86%
Indxx US Fallen Knives Index	35.09%	20.97%
Solactive Flight to Safety Index	-1.72%	8.95%
Indxx Hydrogen Economy Index[1]	2.90%	28.70%
Solactive Two Bucks Index[2]	-6.37%	33.41%
S&P Kensho Moonshots Index[3]	34.73%	44.51%
NASDAQ-100® Equal Weighted Index	39.84%	16.75%
Solactive Remote Work Index	46.05%	20.80%
Indxx US Circular Economy Index[4]	25.00%	23.04%
Russell 1000® Growth/Value 150/50 Net Spread Index	41.66%	20.80%
Russell 1000® Value/Growth 150/50 Net Spread Index	42.74%	16.69%

1  March 25, 2021 through October 31, 2021

2  July 22, 2021 through October 31, 2021

3  November 12, 2020 through October 31, 2021

4  December 17, 2020 through October 31, 2021

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Nolter
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns

DIREXION ANNUAL REPORT
9

for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

ESG (Environmental, Social and Governance: Environmental criteria considers how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company's leadership, executive pay, audits, internal controls, and shareholder rights.

Direxion Auspice Broad Commodity Strategy ETF – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage both the Fund and Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both the Fund and the Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Additionally, the Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

DIREXION ANNUAL REPORT
10

Direxion Relative Weight ETFs Risks – Investing involves risk including possible loss of principal. The ETFs' investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments. There is no guarantee that the returns on an ETF's long or short positions will produce high, or even positive returns and the ETF could lose money if either or both of the ETF's long and short positions produce negative returns. Please see the summary and full prospectuses for a more complete description of these and other risks of the ETFs.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are a multiple of the return of their respective index for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry or sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2021 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
11

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Performance Summary (Unaudited)

March 30, 20171 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (NAV)	41.37%	11.10%	6.87%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (Market Price)	41.76%	11.17%	6.91%
Auspice Broad Commodity Index	42.48%	10.05%	5.77%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.70%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Auspice Broad Commodity Index is a tactical long strategy that focuses on Momentum and Term Structure to track either long or flat positions in a diversified portfolio of commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available in total return (collateralized) and excess return (non-collateralized) versions. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
12

Direxion Dynamic Hedge ETF

Performance Summary (Unaudited)

June 11, 20201 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Dynamic Hedge ETF (NAV)	22.22%	14.52%
Direxion Dynamic Hedge ETF (Market Price)	22.49%	14.58%
Salt truVolTM US Large Cap Dynamic Hedge Index	22.85%	15.05%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.55%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Salt truVolTM US Large Cap Dynamic Hedge Index is designed to adjust net exposure to the S&P 500® Index in an attempt to capitalize on the inverse relationship between volatility and the returns of the S&P 500® Index. The Index utilizes a proprietary volatility model developed by Salt Financial Indices, LLC to estimate future market volatility to determine the size of the Index's hedge (short position). The Index's hedge or short position may range from 0% to 100% of the long position in the S&P 500® Index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
13

Direxion Fallen Knives ETF

Performance Summary (Unaudited)

June 11, 20201 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Fallen Knives ETF (NAV)	34.30%	32.04%
Direxion Fallen Knives ETF (Market Price)	34.43%	31.88%
Indxx US Fallen Knives Index	35.09%	32.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.50%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx US Fallen Knives Index is designed to consist of U.S equity securities that have experienced considerable share price declines over the prior year and have financial health, suggesting that the security has potential for share price recovery in the future. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
14

Direxion Flight to Safety Strategy ETF (Consolidated)

Performance Summary (Unaudited)

February 5, 20201 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Flight to Safety Strategy ETF (Consolidated) (NAV)	(1.51)%	2.42%
Direxion Flight to Safety Strategy ETF (Consolidated) (Market Price)	(1.54)%	2.41%
Solactive Flight to Safety Index	(1.72)%	2.70%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.30%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Flight to Safety Index measures the performance of a volatility-weighted basket of gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. The Index rebalances on a quarterly basis such that the weight of each component (U.S. treasury bonds, utility stocks, and gold) will be based on the contribution of the volatility of each component to the overall Index. The least volatile component of the Index, based on each component's trailing 5 year volatility measure, will receive the largest weighting. The gold component will be limited to 22.5% of the Index and its volatility will be based on the volatility of the spot price of gold. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
15

Direxion Hydrogen ETF

Performance Summary (Unaudited)

March 25, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Hydrogen ETF (NAV)	1.37%
Direxion Hydrogen ETF (Market Price)	(2.09)%
Indxx Hydrogen Economy Index	2.90%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx Hydrogen Economy Index tracks the performance of companies that provide goods and/or services related to the Hydrogen Industry, including hydrogen generation and storage, fuel cells, hydrogen stations, and hydrogen-based vehicles. The Index will include domestic securities as well as securities listed on various foreign markets, including among others, Japan and South Korea. The Index is reconstituted annually and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1   Commencement of operations.

2   As of October 31, 2021.

DIREXION ANNUAL REPORT
16

Direxion Low Priced Stock ETF

Performance Summary (Unaudited)

July 22, 20211 - October 31, 2021

Total Return[2]
Since Inception
Direxion Low Priced Stock ETF (NAV)	(6.27)%
Direxion Low Priced Stock ETF (Market Price)	(6.22)%
Solactive Two Bucks Index	(6.37)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.50%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Two Bucks Index is an equal-weighted index provided by Solactive AG that is designed to measure the performance of U.S.-listed securities with relatively low trading prices. The Index Provider begins with the Solactive GBS United States All Cap Index and applies certain requirements that vary depending on the quarter at which the Index is rebalanced in order to select a total of 50 securities. The Index is rebalanced and reconstituted quarterly in February, May, August, and November. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
17

Direxion Moonshot Innovators ETF

Performance Summary (Unaudited)

November 12, 20201 - October 31, 2021

Total Return[2]
Since Inception
Direxion Moonshot Innovators ETF (NAV)	35.54%
Direxion Moonshot Innovators ETF (Market Price)	35.41%
S&P Kensho Moonshots Index	34.73%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.65%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Kensho Moonshots Index is comprised of 50 U.S. companies that pursue innovative technologies that have the potential to disrupt existing technologies and/or industries (i.e., moonshot innovators) and are considered to have the highest "early-stage composite innovation scores" which is determined based off a natural language processing review of the constituent company's latest annual regulatory filing for the use of words and phrases that are related to innovation. The Index is modified equal-weighted, reconstituted annually, and rebalanced semi-annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
18

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary (Unaudited)

March 21, 20121 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	39.30%	27.25%	22.00%	17.57%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	39.25%	27.23%	21.96%	17.56%
NASDAQ-100® Equal Weighted Index	39.84%	27.73%	22.46%	18.06%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.35%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
19

Direxion Work From Home ETF

Performance Summary (Unaudited)

June 25, 20201 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Work From Home ETF (NAV)	45.69%	39.40%
Direxion Work From Home ETF (Market Price)	45.58%	39.33%
Solactive Remote Work Index	46.05%	39.71%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Remote Work Index is comprised of U.S. listed securities and American Depository Receipts of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
20

Direxion World Without Waste ETF

Performance Summary (Unaudited)

December 17, 20201 - October 31, 2021

Average Annual Total Return[2]
Since Inception
Direxion World Without Waste ETF (NAV)	24.36%
Direxion World Without Waste (Market Price)	24.40%
Indxx US Circular Economy Index	25.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.50%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx US Circular Economy Index tracks the performance of 50 US-listed companies that are representative of the transformative shift from the linear model of economy to a circular one. The index includes five sub-themes central to the circular economy, providing investors access to the shifting paradigm in growing segments such as biofuels, solar power, and waste management, along with collaboration and content sharing platforms. Companies that cumulatively derive revenue greater than, or equal to, 50% from categories comprising a sub-theme, are 'pure-play' companies. All of the 'pure-play' companies from the sub-themes will form the selection list. The top 10 companies from each sub-theme, by largest total market capitalization, will form the final index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
21

Direxion Russell 1000® Growth Over Value ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Russell 1000® Growth Over Value ETF (NAV)	41.11%	41.23%
Direxion Russell 1000® Growth Over Value ETF (Market Price)	41.05%	41.08%
Russell 1000® Growth/Value 150/50 Net Spread Index	41.66%	41.85%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
22

Direxion Russell 1000® Value Over Growth ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2021

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Russell 1000® Value Over Growth ETF (NAV)	41.96%	7.20%
Direxion Russell 1000® Value Over Growth ETF (Market Price)	42.71%	7.21%
Russell 1000® Value/Growth 150/50 Net Spread Index	42.74%	7.69%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2021.

DIREXION ANNUAL REPORT
23

Expense Example (Unaudited)

October 31, 2021

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2021 to October 31, 2021).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2021 to October 31, 2021" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period May 1, 2021 to October 31, 2021*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	$1,000.00	$1,111.90	$3.73
Based on hypothetical 5% return	0.70%	1,000.00	1,021.68	3.57
Direxion Dynamic Hedge ETF
Based on actual fund return	0.55%	1,000.00	1,056.90	2.85
Based on hypothetical 5% return	0.55%	1,000.00	1,022.43	2.80
Direxion Fallen Knives ETF
Based on actual fund return	0.50%	1,000.00	894.50	2.39
Based on hypothetical 5% return	0.50%	1,000.00	1,022.68	2.55
Direxion Flight to Safety Strategy ETF (Consolidated)
Based on actual fund return	0.30%	1,000.00	1,042.50	1.54
Based on hypothetical 5% return	0.30%	1,000.00	1,023.69	1.53

DIREXION ANNUAL REPORT
24

Expense Example (Unaudited)

October 31, 2021

	Annualized Expense Ratio	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period May 1, 2021 to October 31, 2021*
Direxion Hydrogen ETF
Based on actual fund return	0.45%	$1,000.00	$1,014.20	$2.28
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Low Priced Stock ETF[1]
Based on actual fund return	0.50%	1,000.00	937.30	1.35
Based on hypothetical 5% return	0.50%	1,000.00	1,012.58	1.41
Direxion Moonshot Innovators ETF
Based on actual fund return	0.65%	1,000.00	921.00	3.15
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,098.30	1.85
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Work From Home ETF
Based on actual fund return	0.45%	1,000.00	1,080.80	2.36
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion World Without Waste ETF
Based on actual fund return	0.50%	1,000.00	1,172.30	2.74
Based on hypothetical 5% return	0.50%	1,000.00	1,022.68	2.55
Direxion Russell 1000® Growth Over Value ETF
Based on actual fund return	0.45%	1,000.00	1,195.00	2.49
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Russell 1000® Value Over Growth ETF
Based on actual fund return	0.45%	1,000.00	1,001.20	2.27
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2021 to October 31, 2021), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from July 22, 2021 (commencement of operations) to October 31, 2021, multiplied by 102 days (the number of days since commencement of operations to October 31, 2021), then divided by 365.

DIREXION ANNUAL REPORT
25

Allocation of Portfolio Holdings (Unaudited)

October 31, 2021

	Cash*		Common Stocks	Investment Companies	Futures		Swaps	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	94%		—	—	6%		—	100%
Direxion Dynamic Hedge ETF	6%		—	94%	—		0%**	100%
Direxion Fallen Knives ETF	0	%**	100%	—	—		—	100%
Direxion Flight to Safety Strategy ETF (Consolidated)	9%		27%	64%	0	%**	—	100%
Direxion Moonshot Innovators ETF	0	%**	100%	—	—		—	100%
Direxion Hydrogen ETF	0	%**	100%	—	—		—	100%
Direxion Low Priced Stock ETF	0	%**	100%	—	—		—	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0	%**	100%	—	—		—	100%
Direxion Work From Home ETF	0	%**	100%	—	—		—	100%
Direxion World Without Waste ETF	0	%**	100%	—	—		—	100%
Direxion Russell 1000® Growth Over Value ETF	6%		—	92%	—		2%	100%
Direxion Russell 1000® Value Over Growth ETF	7%		—	97%	—		(4)%	100%

*  Cash and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
26

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Schedule of Investments

October 31, 2021

Shares		Fair Value
SHORT TERM INVESTMENTS - 97.0%
Money Market Funds - 97.0%
245,882,426	Dreyfus Government Cash Management Institutional Shares, 0.03% (a)	$245,882,426
	TOTAL SHORT TERM INVESTMENTS (Cost $245,882,426)	$245,882,426
	TOTAL INVESTMENTS (Cost $245,882,426) - 97.0%	$245,882,426
	Other Assets in Excess of Liabilities - 3.0% (b)	7,548,512
	TOTAL NET ASSETS - 100.0%	$253,430,938

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2021.

(b)  $8,303,341 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2021

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), net	Unrealized Appreciation (Depreciation)
Copper	12/29/2021	167	$18,236,400	$(294,338)	$1,190,299
Cotton No. 2	12/8/2021	459	26,358,075	257,040	6,512,093
Gasoline RBOB	11/30/2021	190	18,910,206	86,184	5,161,670
Natural Gas	4/27/2022	152	6,011,600	(124,640)	1,533,190
NY Harbor ULSD	5/31/2022	212	20,719,608	(110,410)	(770,836)
Sugar	9/30/2022	949	19,620,765	(255,091)	(137,207)
Wheat	7/14/2022	489	18,967,087	(67,237)	618,738
WTI Crude Oil	9/20/2022	219	15,886,260	(70,080)	1,214,309
			$144,710,001	$(578,572)	$15,322,256

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
27

Direxion Dynamic Hedge ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 94.4%
9,164	iShares Core S&P 500 ETF (a)	$4,224,512
	TOTAL INVESTMENT COMPANIES (Cost $3,341,732)	$4,224,512
SHORT TERM INVESTMENTS - 3.3%
Money Market Funds - 3.3%
145,865	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$145,865
3,823	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	3,823
	TOTAL SHORT TERM INVESTMENTS (Cost $149,688)	$149,688
	TOTAL INVESTMENTS (Cost $3,491,420) - 97.7% (c)	$4,374,200
	Other Assets in Excess of Liabilities - 2.3%	99,935
	TOTAL NET ASSETS - 100.0%	$4,474,135

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,044,738.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	0.5858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	6	$25,959	$1,690

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
28

Direxion Fallen Knives ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 100.0%
Accommodation - 4.9%
6,473	Las Vegas Sands Corp. (a)	$251,218
Administrative and Support Services - 1.6%
11,591	MultiPlan Corporation (a)	49,957
5,091	Workhorse Group, Inc. (a)(b)	34,263
		84,220
Ambulatory Health Care Services - 5.4%
9,373	Invitae Corp. (a)(b)	248,385
1,054	Tabula Rasa HealthCare, Inc. (a)	28,616
		277,001
Chemical Manufacturing - 25.8%
1,709	ADC Therapeutics SA (a)	49,544
11,680	Amicus Therapeutics, Inc. (a)	122,640
3,180	Coherus BioSciences, Inc. (a)	53,201
1,699	Forma Therapeutics Holdings, Inc. (a)	31,533
2,006	Generation Bio Co. (a)	42,046
2,452	Gossamer Bio, Inc. (a)	30,454
6,239	Ionis Pharmaceuticals, Inc. (a)	198,837
1,338	iTeos Therapeutics, Inc. (a)	35,791
7,436	Kadmon Holdings, Inc. (a)	70,270
1,333	ORIC Pharmaceuticals Inc. (a)	19,515
3,055	PTC Therapeutics, Inc. (a)	115,876
2,307	Sage Therapeutics, Inc. (a)	93,111
3,385	Sarepta Therapeutics, Inc. (a)	267,855
2,683	Travere Therapeutics, Inc. (a)	77,297
1,927	Turning Point Therapeutics, Inc. (a)	80,125
1,563	uniQure N.V. ADR (Netherlands) (a)	47,625
		1,335,720
Credit Intermediation and Related Activities - 1.6%
514	LendingTree, Inc. (a)	82,954
Food and Beverage Stores - 1.6%
3,786	Grocery Outlet Holding Corp. (a)	84,011
Food Manufacturing - 4.6%
2,965	McCormick & Co, Inc.	237,882
Hospitals - 0.1%
388	Ontrak, Inc. (a)(b)	3,337
Merchant Wholesalers, Durable Goods - 1.7%
1,504	Silk Road Medical, Inc. (a)	88,300
Merchant Wholesalers, Nondurable Goods - 3.5%
2,719	Global Blood Therapeutics, Inc. (a)	99,298
2,503	Relay Therapeutics, Inc. (a)	83,225
		182,523
Mining (except Oil and Gas) - 1.4%
10,127	NovaGold Resources Inc. ADR (a)	74,028
Miscellaneous Manufacturing - 5.2%
7,463	Cerus Corp. (a)	49,256
2,261	Haemonetics Corp. (a)	155,353
9,253	Inovio Pharmaceuticals, Inc. (a)(b)	66,067
		270,676
Performing Arts, Spectator Sports, and Related Industries - 2.7%
16,919	iQIYI, Inc. ADR (a)	140,089
Shares		Fair Value
Petroleum and Coal Products Manufacturing - 1.4%
17,592	YPF Sociedad Anónima ADR (a)	$73,886
Printing and Related Support Activities - 0.6%
3,141	Arko Corp. (a)	30,122
Professional, Scientific, and Technical Services - 7.2%
3,192	Allogene Therapeutics, Inc. (a)	55,030
2,604	Alteryx, Inc. (a)	190,587
2,734	Kura Oncology, Inc. (a)	44,892
1,425	Model N, Inc. (a)	46,184
700	Simulations Plus, Inc. (b)	35,350
		372,043
Publishing Industries (except Internet) - 21.6%
5,716	21Vianet Group, Inc. ADR (a)	89,627
2,512	Citrix Systems, Inc.	237,962
1,144	Coupa Software, Inc. (a)	260,489
4,665	Fastly, Inc. (a)	236,095
1,773	Splunk, Inc. (a)	292,226
		1,116,399
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 7.0%
4,453	Canoo Inc. (a)(b)	35,713
4,839	GDS Holdings Ltd. ADR (China) (a)	287,437
4,935	Hyliion Holdings Corp. (a)(b)	39,924
		363,074
Telecommunications - 1.7%
1,014	Bandwidth Inc. (a)	86,474
Transportation Equipment Manufacturing - 0.4%
4,248	XL Fleet Corp. (a)(b)	23,279
	TOTAL COMMON STOCKS (Cost $5,511,175)	$5,177,236
SHORT TERM INVESTMENTS - 3.2%
Money Market Funds - 3.2%
165,542	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$165,542
	TOTAL SHORT TERM INVESTMENTS (Cost $165,542)	$165,542
	TOTAL INVESTMENTS (Cost $5,676,717) - 103.2%	$5,342,778
	Liabilities in Excess of Other Assets - (3.2)%	(165,141)
	TOTAL NET ASSETS - 100.0%	$5,177,637

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
29

Direxion Flight to Safety Strategy ETF (Consolidated)

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 26.7%
Utilities - 26.7%
1,078	Alliant Energy Corp.	$60,982
1,096	Ameren Corp.	92,382
2,142	American Electric Power Co., Inc.	181,449
781	American Water Works Co., Inc.	136,035
549	Atmos Energy Corp.	50,574
244	Avangrid, Inc.	12,859
2,371	CenterPoint Energy, Inc.	61,741
1,243	CMS Energy Corp.	75,015
1,476	Consolidated Edison, Inc.	111,290
3,470	Dominion Energy, Inc.	263,477
831	DTE Energy Co.	94,194
3,317	Duke Energy Corp.	338,367
1,637	Edison International	103,016
865	Entergy Corp.	89,112
977	Evergy, Inc.	62,284
1,477	Eversource Energy	125,397
4,208	Exelon Corp.	223,824
2,342	FirstEnergy Corp.	90,237
8,448	NextEra Energy, Inc.	720,868
1,683	NiSource, Inc.	41,520
6,484	PG&E Corp. (a)	75,214
485	Pinnacle West Capital Corp.	31,278
3,320	PPL Corp.	95,616
2,175	Public Service Enterprise Group, Inc.	138,765
1,305	Sempra Energy	166,557
4,564	Southern Co.	284,428
1,359	WEC Energy Group, Inc.	122,392
2,313	Xcel Energy, Inc.	149,397
	TOTAL COMMON STOCKS (Cost $4,070,014)	$3,998,270
Shares		Fair Value
INVESTMENT COMPANIES - 63.7%
51,795	iShares 20+ Year Treasury Bond ETF (b)(c)	$7,649,603
55,403	iShares Gold Trust (b)	1,879,824
	TOTAL INVESTMENT COMPANIES (Cost $9,131,548)	$9,529,427
SHORT TERM INVESTMENTS - 57.2%
Money Market Funds - 57.2%
8,560,433	Dreyfus Government Cash Management Institutional Shares, 0.03% (d)(e)	$8,560,433
	TOTAL SHORT TERM INVESTMENTS (Cost $8,560,433)	$8,560,433
	TOTAL INVESTMENTS (Cost $21,761,995) - 147.6%	$22,088,130
	Liabilities in Excess of Other Assets - (47.6)% (f)	(7,127,163)
	TOTAL NET ASSETS - 100.0%	$14,960,967

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(c)  A portion of this security represents a security on loan.

(d)  Represents annualized seven-day yield at October 31, 2021.

(e)  All or a portion of this security represents an investment of securities lending collateral.

(f)  $66,000 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2021

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Payable, net	Unrealized Appreciation
Gold	12/29/2021	8	$1,427,120	$(14,960)	$8,130

All futures contracts held by Direxion FTS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
30

Direxion Hydrogen ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 99.5%
Chemical Manufacturing - 40.6%
18,515	Air Liquide S.A. (France) (a)	$3,090,554
5,925	Air Products & Chemicals, Inc.	1,776,374
61,612	Air Water, Inc. (Japan) (a)	940,588
64,529	Cell Impact AB (Sweden) (a)	339,306
41,000	Doosan Fuel Cell Co., Ltd (South Korea) (a)	1,831,501
262,591	ITM Power (United Kingdom) (a)(b)	1,760,138
5,593	Linde PLC (Ireland) ADR	1,785,286
27,460	McPhy Energy SAS (France) (a)(b)	746,149
53,398	Nippon Sanso Holdings Corp. (Japan) (a)	1,257,388
854,828	PTT Global Chemical PCL (Thailand) (a)	1,616,528
63,488	Showa Denko K.K. (Japan) (a)	1,592,639
		16,736,451
Computer and Electronic Product Manufacturing - 10.6%
139,589	Bloom Energy Corp. (b)	4,363,552
Electrical Equipment, Appliance, and Component Manufacturing - 15.9%
130,719	Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan) (a)	193,433
3,254	Hyosung Heavy Industries Corp. (South Korea)	186,744
91,939	Plug Power, Inc.	3,518,506
62,518	PowerCell Sweden AB (Sweden) (a)	1,396,164
5,584	SFC Energy AG (Germany) (a)	208,535
6,816	VARTA AG (Germany) (a)(b)	1,049,079
		6,552,461
Heavy and Civil Engineering Construction - 0.5%
6,944	SK D&D Co., Ltd. (South Korea) (a)	187,483
Merchant Wholesalers, Durable Goods - 0.5%
3,974	Hyster-Yale Materials Handling, Inc.	190,911
Miscellaneous Manufacturing - 0.5%
53,722	Hexagon Purus Holding AS (Norway) (a)	192,610
Oil and Gas Extraction - 8.7%
156,024	CIMC Enric Holdings Limited (Hong Kong) (a)	201,773
425,781	ENEOS Holdings, Inc. (Japan) (a)	1,716,193
60,824	Idemitsu Kosan Co., Ltd (Japan) (a)	1,661,625
		3,579,591
Primary Metal Manufacturing - 0.5%
121,729	Kaori Heat Treatment Co., Ltd. (Taiwan) (a)	220,183
Transportation Equipment Manufacturing - 8.3%
189,913	Ballard Power Systems, Inc. (Canada) ADR (b)	3,441,224
Shares		Fair Value
Utilities - 13.4%
107,501	Ceres Power Holdings PLC (United Kingdom) (a)	$1,834,593
355,915	FuelCell Energy, Inc. (b)	2,843,761
12,454	Korea Gas Corp. (South Korea) (a)	472,134
14,017	S-Fuelcell Co., Ltd (South Korea) (a)	393,443
		5,543,931
	TOTAL COMMON STOCKS (Cost $39,642,062)	$41,008,397
SHORT TERM INVESTMENTS - 27.3%
Money Market Funds - 27.3%
11,240,145	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$11,240,145
	TOTAL SHORT TERM INVESTMENTS (Cost $11,240,145)	$11,240,145
	TOTAL INVESTMENTS (Cost $50,882,207) - 126.8%	$52,248,542
	Liabilities in Excess of Other Assets - (26.8)%	(11,034,321)
	TOTAL NET ASSETS - 100.0%	$41,214,221

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
31

Direxion Low Priced Stock ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 99.6%
Administrative and Support Services - 5.9%
27,509	CarLotz, Inc. (a)(b)	$99,032
51,631	Citius Pharmaceuticals, Inc. (a)(b)	96,550
53,749	Ideanomics, Inc. (a)(b)	106,423
		302,005
Chemical Manufacturing - 21.4%
48,078	Adverum Biotechnologies, Inc. (a)	109,137
28,637	Antares Pharma, Inc. (a)	107,102
28,251	CymaBay Therapeutics, Inc. (a)	110,179
11,816	Kadmon Holdings, Inc. (a)	111,661
38,252	Kala Pharmaceuticals, Inc. (a)	66,559
23,188	MannKind Corp. (a)(b)	109,216
34,364	Odonate Therapeutics, Inc. (a)	105,497
29,277	OPKO Health, Inc. (a)	110,960
44,038	Seelos Therapeutics, Inc. (a)(b)	95,122
67,620	vTv Therapeutics, Inc. (a)	96,697
42,433	Xeris Biopharma Holdings, Inc. (a)	78,925
		1,101,055
Computer and Electronic Product Manufacturing - 5.7%
42,433	Ault Global Holdings, Inc. (a)(b)	98,444
34,140	Orbital Energy Group, Inc. (a)(b)	91,154
30,380	Senseonics Holdings, Inc. (a)(b)	106,330
		295,928
Insurance Carriers and Related Activities - 4.1%
27,013	Genworth Financial, Inc. Class A (a)	111,023
22,785	Hippo Holdings, Inc. (a)	96,836
		207,859
Merchant Wholesalers, Durable Goods - 2.1%
20,002	RPC, Inc. (a)	107,811
Merchant Wholesalers, Nondurable Goods - 4.5%
18,919	Amneal Pharmaceuticals, Inc. (a)	103,866
30,557	Endo International PLC ADR (Ireland) (a)	129,867
		233,733
Mining (except Oil and Gas) - 2.5%
34,821	Uranium Energy Corp. (a)(b)	129,534
Miscellaneous Manufacturing - 4.4%
25,815	Accuray, Inc. (a)	128,817
57,274	Asensus Surgical, Inc. (a)	96,793
		225,610
Oil and Gas Extraction - 8.4%
22,785	Contango Oil & Gas Co. (a)	94,102
33,919	Kosmos Energy Ltd. (a)	122,108
26,401	Tellurian, Inc. (a)(b)	103,492
26,944	W&T Offshore, Inc. (a)	110,740
		430,442
Performing Arts, Spectator Sports, and Related Industries - 1.7%
39,402	Hall of Fame Resort & Entertainment Co. (a)(b)	90,625
Shares		Fair Value
Professional, Scientific, and Technical Services - 13.5%
33,701	22nd Century Group, Inc. (a)(b)	$92,341
35,650	Athenex, Inc. (a)	90,551
36,393	Clear Channel Outdoor Holdings, Inc. (a)	105,539
37,299	NextDecade Corp. (a)	136,887
20,117	Pieris Pharmaceuticals, Inc. (a)	92,136
33,273	Second Sight Medical Products, Inc. (a)	91,168
17,070	Vinco Ventures, Inc. (a)(b)	86,545
		695,167
Publishing Industries (except Internet) - 2.0%
55,163	Exela Technologies, Inc. (a)	103,706
Real Estate - 10.0%
29,691	Diversified Healthcare Trust	108,075
32,349	Invesco Mortgage Capital (b)	101,576
22,735	MFA Financial, Inc.	102,535
24,318	New York Mortgage Trust, Inc.	106,756
34,252	VBI Vaccines Inc. ADR (Canada) (a)	99,331
		518,273
Support Activities for Mining - 3.8%
22,348	NexTier Oilfield Solutions, Inc. (a)	99,672
27,437	Transocean Ltd. ADR (Switzerland) (a)	96,853
		196,525
Telecommunications - 2.0%
49,910	VEON Ltd. ADR (a)	105,310
Transportation Equipment Manufacturing - 5.9%
34,364	AgEagle Aerial Systems, Inc. (a)(b)	98,625
22,395	REE Automotive Ltd. ADR (Israel) (a)	91,372
21,881	Xos, Inc. (a)	115,532
		305,529
Water Transportation - 1.7%
36,393	Nordic American Tankers Ltd. ADR	85,524
	TOTAL COMMON STOCKS (Cost $5,205,555)	$5,134,636
SHORT TERM INVESTMENTS - 2.6%
Money Market Funds - 2.6%
132,376	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$132,376
	TOTAL SHORT TERM INVESTMENTS (Cost $132,376)	$132,376
	TOTAL INVESTMENTS (Cost $5,337,931) - 102.2%	$5,267,012
	Liabilities in Excess of Other Assets - (2.2)%	(113,850)
	TOTAL NET ASSETS - 100.0%	$5,153,162

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
32

Direxion Low Priced Stock ETF

Schedule of Investments, continued

October 31, 2021

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
33

Direxion Moonshot Innovators ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 99.6%
Administrative and Support Services - 0.9%
199,099	Workhorse Group, Inc. (a)(b)	$1,339,936
Chemical Manufacturing - 4.9%
98,667	Arcturus Therapeutics Holdings Inc. (a)(b)	4,435,082
218,777	ImmunityBio, Inc. (a)(b)	1,713,024
640,910	Orchard Therapeutics PLC ADR (United Kingdom) (a)	1,230,547
		7,378,653
Computer and Electronic Product Manufacturing - 20.0%
79,246	908 Devices, Inc. (a)(b)	2,607,193
170,273	Accelerate Diagnostics, Inc. (a)(b)	1,004,611
34,944	Ambarella Inc. ADR (a)	6,493,644
50,898	Mercury Computer Systems, Inc. (a)	2,623,283
158,343	MicroVision, Inc. (a)(b)	1,204,990
10,182	MongoDB, Inc. (a)	5,307,775
425,922	Nano Dimension Ltd. ADR (Israel) (a)(b)	2,504,421
113,337	Radware Ltd. ADR (Israel) (a)	4,015,530
177,184	Vuzix Corp. (a)(b)	1,894,097
149,349	Xperi Holdings Corp.	2,676,334
		30,331,878
Credit Intermediation and Related Activities - 6.2%
205,925	LendingClub Corp. (a)	9,464,313
Data Processing, Hosting and Related Services - 2.6%
195,400	Sohu.com Ltd. ADR (a)	3,958,804
Food Services and Drinking Places - 2.1%
81,891	Yelp, Inc. (a)	3,163,449
Machinery Manufacturing - 1.9%
34,733	iRobot Corp. (a)	2,897,427
Management of Companies and Enterprises - 1.4%
942,518	Ebang International Holdings, Inc. ADR (a)(b)	2,045,264
Merchant Wholesalers, Durable Goods - 2.5%
61,135	Agilysys, Inc. (a)	2,917,362
265,150	OneConnect Financial Technology Co. Ltd. ADR (a)	840,525
		3,757,887
Miscellaneous Manufacturing - 2.9%
1,152,329	Asensus Surgical, Inc. (a)(b)	1,947,436
335,472	Inovio Pharmaceuticals, Inc. (a)(b)	2,395,270
		4,342,706
Performing Arts, Spectator Sports, and Related Industries - 1.2%
606,264	Super League Gaming, Inc. (a)	1,903,669
Primary Metal Manufacturing - 3.1%
25,063	Silicon Laboratories, Inc. (a)	4,730,892
Professional, Scientific, and Technical Services - 22.1%
728,309	Adaptimmune Therapeutics PLC ADR (United Kingdom) ADR (a)	3,692,527
81,768	Asana, Inc. (a)	11,104,094
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
28,052	Crispr Therapeutics AG ADR (Switzerland) (a)	$2,561,989
17,918	F5 Networks, Inc. (a)	3,783,386
118,151	Juniper Networks, Inc.	3,487,817
111,679	NetScout Systems, Inc. (a)	3,022,034
520,864	ProQR Therapeutics NV ADR (Netherlands) (a)(b)	4,021,070
655,906	Xunlei Ltd. ADR (a)	1,915,246
		33,588,163
Publishing Industries (except Internet) - 6.9%
56,802	BigCommerce Holdings, Inc. (a)	2,624,820
115,742	Dropbox, Inc. (a)	3,528,974
67,543	Varonis Systems, Inc. (a)	4,372,734
		10,526,528
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 10.5%
422,183	Bit Mining Ltd. ADR (a)(b)	3,542,115
118,863	ChargePoint Holdings, Inc. (a)(b)	2,945,425
249,796	Desktop Metal, Inc. (a)(b)	1,746,074
179,073	EOS Enegy Enterprises, Inc. (a)(b)	1,889,220
137,732	Luminar Technologies, Inc. (a)	2,257,428
293,100	Velodyne Lidar, Inc. (a)(b)	1,787,910
95,701	Virgin Galactic Holdings, Inc. (a)(b)	1,794,394
		15,962,566
Support Activities for Mining - 2.2%
166,984	Energy Recovery, Inc. (a)	3,393,115
Transportation Equipment Manufacturing - 8.2%
30,528	AeroVironment, Inc. (a)	2,720,350
185,794	Ballard Power Systems, Inc. ADR (Canada) (a)(b)	3,366,587
717,436	ElectraMeccanica Vehicles Corp. ADR (Canada) (a)(b)	2,546,898
192,385	Nikola Corp. (a)(b)	2,270,143
340,565	Romeo Power, Inc. (a)(b)	1,478,052
		12,382,030
	TOTAL COMMON STOCKS (Cost $187,534,601)	$151,167,280
SHORT TERM INVESTMENTS - 14.8%
Money Market Funds - 14.8%
22,476,601	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$22,476,601
	TOTAL SHORT TERM INVESTMENTS (Cost $22,476,601)	$22,476,601
	TOTAL INVESTMENTS (Cost $210,011,202) - 114.4%	$173,643,881
	Liabilities in Excess of Other Assets - (14.4)%	(21,828,570)
	TOTAL NET ASSETS - 100.0%	$151,815,311

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
34

Direxion Moonshot Innovators ETF

Schedule of Investments, continued

October 31, 2021

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Non-income producing security.

(b)   A portion of this security represents a security on loan.

(c)   Represents annualized seven-day yield at October 31, 2021.

(d)   All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
35

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 1.1%
29,569	Marriott International, Inc. Class A (a)	$4,731,631
Administrative and Support Services - 3.3%
10,516	Atlassian Corp. PLC ADR (United Kingdom) (a)	4,817,695
21,418	Automatic Data Processing, Inc.	4,808,127
1,829	Booking Holdings, Inc. (a)	4,427,607
		14,053,429
Apparel Manufacturing - 1.1%
9,976	Lululemon Athletica, Inc. (a)	4,648,916
Beverage and Tobacco Product Manufacturing - 2.9%
121,885	Keurig Dr Pepper Inc.	4,398,830
44,960	Monster Beverage Corp. (a)	3,821,600
27,606	PepsiCo, Inc.	4,461,129
		12,681,559
Broadcasting (except Internet) - 3.8%
5,573	Charter Communications, Inc. (a)	3,761,162
74,505	Comcast Corp. Class A	3,831,792
56,417	FOX Corp. Class A	2,242,012
60,613	FOX Corp. Class B	2,240,256
699,835	Sirius XM Holdings, Inc. (b)	4,261,995
		16,337,217
Chemical Manufacturing - 6.6%
19,395	Amgen, Inc.	4,014,183
14,174	Biogen, Inc. (a)	3,779,922
59,419	Gilead Sciences, Inc.	3,855,105
55,994	Incyte Corp. (a)	3,750,478
6,527	Regeneron Pharmaceuticals, Inc. (a)	4,176,889
27,239	Seagen Inc. (a)	4,803,053
22,596	Vertex Pharmaceuticals, Inc. (a)	4,178,678
		28,558,308
Clothing and Clothing Accessories Stores - 1.0%
37,122	Ross Stores, Inc.	4,202,210
Computer and Electronic Product Manufacturing - 17.9%
40,961	Advanced Micro Devices, Inc. (a)	4,924,741
24,808	Analog Devices, Inc.	4,303,940
29,132	Apple, Inc.	4,363,974
8,409	Broadcom, Inc.	4,470,813
74,846	Cisco Systems, Inc.	4,189,131
19,475	Honeywell International, Inc.	4,257,624
6,430	IDEXX Laboratories, Inc. (a)	4,283,280
9,519	Illumina, Inc. (a)	3,950,956
78,419	Intel Corp.	3,842,531
68,519	Marvell Technology, Inc.	4,693,552
52,824	Microchip Technology, Inc.	3,913,730
57,268	Micron Technology, Inc.	3,957,219
19,429	NVIDIA Corp.	4,967,412
20,326	NXP Semiconductors NV ADR (Netherlands)	4,082,680
31,849	Qualcomm, Inc.	4,237,191
24,278	Skyworks Solutions, Inc.	4,057,582
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
21,681	Texas Instruments, Inc.	$4,064,754
27,670	Xilinx, Inc.	4,980,600
		77,541,710
Data Processing, Hosting and Related Services - 1.8%
39,173	Fiserv, Inc. (a)	3,858,149
27,078	Match Group, Inc. (a)	4,082,821
		7,940,970
Food Manufacturing - 2.0%
69,823	Mondelez International, Inc.	4,241,049
116,416	The Kraft Heinz Co.	4,178,170
		8,419,219
Food Services and Drinking Places - 0.9%
37,518	Starbucks Corp.	3,979,534
General Merchandise Stores - 2.2%
9,260	Costco Wholesale Corp.	4,551,660
47,643	Dollar Tree, Inc. (a)	5,134,010
		9,685,670
Health and Personal Care Stores - 0.9%
85,752	Walgreens Boots Alliance, Inc.	4,032,059
Machinery Manufacturing - 2.8%
30,221	Applied Materials, Inc.	4,129,700
4,948	ASML Holding NV ADR (Netherlands)	4,022,130
6,987	Lam Research Corp.	3,937,664
		12,089,494
Management of Companies and Enterprises - 1.0%
147,641	Trip.com Group Ltd. ADR (China) (a)	4,216,627
Merchant Wholesalers, Durable Goods - 3.1%
29,559	Copart, Inc. (a)	4,590,217
80,343	Fastenal Co.	4,585,978
11,506	KLA-Tencor Corp.	4,288,977
		13,465,172
Miscellaneous Manufacturing - 3.8%
5,915	Align Technology, Inc. (a)	3,693,148
7,555	DexCom, Inc. (a)	4,708,352
12,307	Intuitive Surgical, Inc. (a)	4,444,427
41,143	Peloton Interactive, Inc. (a)	3,762,116
		16,608,043
Motion Picture and Sound Recording Industries - 1.2%
7,220	Netflix, Inc. (a)	4,984,038
Motor Vehicle and Parts Dealers - 1.0%
7,100	O'Reilly Automotive, Inc. (a)	4,418,472
Nonstore Retailers - 4.6%
1,228	Amazon.com, Inc. (a)	4,141,344
57,414	eBay, Inc.	4,404,802
54,769	JD.com, Inc. ADR (China) (a)	4,287,318
2,266	MercadoLibre, Inc. (a)	3,355,991
42,242	Pinduoduo Inc. ADR (China) (a)	3,756,159
		19,945,614

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
36

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued

October 31, 2021

Shares		Fair Value
Other Information Services - 2.0%
756	Alphabet, Inc. Class A (a)	$2,238,456
752	Alphabet, Inc. Class C (a)	2,229,988
26,231	Baidu, Inc. ADR (China) (a)	4,255,717
		8,724,161
Performing Arts, Spectator Sports, and Related Industries - 2.0%
53,482	Activision Blizzard, Inc.	4,181,758
31,782	Electronic Arts, Inc.	4,457,425
		8,639,183
Personal and Laundry Services - 1.1%
10,830	Cintas Corp.	4,690,473
Professional, Scientific, and Technical Services - 8.7%
22,261	CDW Corp.	4,155,016
56,703	Cerner Corp.	4,212,466
56,373	Cognizant Technology Solutions Corp. Class A	4,402,168
11,667	Meta Platforms, Inc. (a)	3,775,091
9,894	Moderna, Inc. (a)	3,415,508
16,483	Okta, Inc. (a)	4,074,268
39,115	Paychex, Inc.	4,822,097
19,450	VeriSign, Inc. (a)	4,330,931
21,159	Verisk Analytics, Inc. Class A	4,449,103
		37,636,648
Publishing Industries (except Internet) - 12.5%
6,502	Adobe Systems, Inc. (a)	4,228,641
11,669	ANSYS, Inc. (a)	4,429,319
14,766	Autodesk, Inc. (a)	4,689,829
26,004	Cadence Design Systems, Inc. (a)	4,501,553
36,259	Check Point Software Technologies Ltd. ADR (Israel) (a)	4,336,576
16,174	CrowdStrike Holdings, Inc. (a)	4,557,833
15,320	DocuSign, Inc. (a)	4,263,403
7,574	Intuit, Inc.	4,741,248
14,189	Microsoft Corp.	4,705,356
28,034	Splunk, Inc. (a)	4,620,564
13,070	Synopsys, Inc. (a)	4,354,663
15,847	Workday, Inc. (a)	4,595,313
		54,024,298
Rail Transportation - 1.2%
140,382	CSX Corp.	5,077,617
Specialty Trade Contractors - 1.2%
51,339	NetEase.com, Inc. ADR (China)	5,010,173
Telecommunications - 2.7%
15,398	PayPal Holdings, Inc. (a)	3,581,421
33,242	T-Mobile US, Inc. (a)	3,823,827
14,791	Zoom Video Communications, Inc. (a)	4,062,348
		11,467,596
Transportation Equipment Manufacturing - 2.5%
52,176	Paccar, Inc.	4,676,013
5,603	Tesla Motors, Inc. (a)	6,241,742
		10,917,755
Shares		Fair Value
Utilities - 3.0%
50,595	American Electric Power Co., Inc.	$4,285,903
85,339	Exelon Corp.	4,539,181
66,484	Xcel Energy, Inc.	4,294,202
		13,119,286
	TOTAL COMMON STOCKS (Cost $312,298,648)	$431,847,082
SHORT TERM INVESTMENTS - 1.2%
Money Market Funds - 1.2%
4,972,505	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$4,972,505
1,888	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	1,888
	TOTAL SHORT TERM INVESTMENTS (Cost $4,974,393)	$4,974,393
	TOTAL INVESTMENTS (Cost $317,273,041) - 101.1%	$436,821,475
	Liabilities in Excess of Other Assets - (1.1)%	(4,557,301)
	TOTAL NET ASSETS - 100.0%	$432,264,174

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
37

Direxion Work From Home ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 5.6%
16,228	Alibaba Group Holding Ltd. ADR (a)	$2,676,646
7,565	Atlassian Corp. PLC ADR (United Kingdom) (a)	3,465,754
		6,142,400
Computer and Electronic Product Manufacturing - 26.9%
135,190	Avaya Holdings Corp. (a)	2,517,238
5,702	Broadcom, Inc.	3,031,582
47,627	Cisco Systems, Inc.	2,665,683
9,116	Fortinet, Inc. (a)	3,066,075
20,185	International Business Machines Corp.	2,525,144
630,481	INTRUSION, Inc. (a)	2,484,095
153,827	Mandiant, Inc. (a)	2,682,743
46,309	Marvell Technology, Inc.	3,172,167
31,482	NetApp, Inc.	2,811,343
93,173	Plantronics, Inc (a)	2,493,309
125,590	Xerox Corp.	2,235,502
		29,684,881
Data Processing, Hosting and Related Services - 2.4%
10,770	RingCentral, Inc. (a)	2,625,510
Electronics and Appliance Stores - 2.1%
34,526	Smartsheet, Inc. (a)	2,382,639
Management of Companies and Enterprises - 2.4%
148,623	America Movil SAB de CV Series L ADR (Mexico)	2,642,517
Nonstore Retailers - 2.5%
809	Amazon.com, Inc. (a)	2,728,296
Other Information Services - 2.6%
968	Alphabet, Inc. Class A (a)	2,866,170
Professional, Scientific, and Technical Services - 17.1%
333,564	Inseego Corp. (a)(b)	2,068,097
7,361	Meta Platforms, Inc. (a)	2,381,799
76,102	Nutanix, Inc. (a)	2,611,060
10,620	Okta, Inc. (a)	2,625,051
6,110	Palto Alto Networks, Inc. (a)	3,110,540
19,148	VMware, Inc. (b)	2,904,752
10,161	Zscaler, Inc. (a)	3,239,936
		18,941,235
Publishing Industries (except Internet) - 28.4%
4,223	Adobe Systems, Inc. (a)	2,746,470
108,152	Box, Inc. (a)	2,793,566
6,801	Consensus Cloud Solutions, Inc. (a)	430,707
10,415	CrowdStrike Holdings, Inc. (a)	2,934,947
9,461	DocuSign, Inc. (a)	2,632,902
9,316	Microsoft Corp.	3,089,372
31,261	Oracle Corp.	2,999,181
107,122	Ping Identity Holding Corp. (a)	3,034,766
60,239	Progress Software Corp.	3,096,887
7,827	Twilio, Inc. (a)	2,280,475
71,009	Upland Software, Inc. (a)	2,369,570
10,285	Workday, Inc. (a)	2,982,444
		31,391,287
Shares		Fair Value
Telecommunications - 9.9%
110,924	8x8 Inc. (a)	$2,513,538
195,681	Vonage Holdings Corp. (a)	3,154,378
20,402	Ziff Davis, Inc. (a)	2,616,964
9,667	Zoom Video Communications, Inc. (a)	2,655,043
		10,939,923
	TOTAL COMMON STOCKS (Cost $93,032,040)	$110,344,858
SHORT TERM INVESTMENTS - 3.7%
Money Market Funds - 3.7%
4,127,981	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$4,127,981
	TOTAL SHORT TERM INVESTMENTS (Cost $4,127,981)	$4,127,981
	TOTAL INVESTMENTS (Cost $97,160,021) - 103.6%	$114,472,839
	Liabilities in Excess of Other Assets - (3.6)%	(3,983,063)
	TOTAL NET ASSETS - 100.0%	$110,489,776

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
38

Direxion World Without Waste ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
COMMON STOCKS - 99.9%
Administrative and Support Services - 6.1%
292	Atlassian Corp. PLC ADR (United Kingdom) (a)	$133,774
3,822	US Ecology, Inc (a)	123,030
752	Waste Management, Inc.	120,493
		377,297
Broadcasting (except Internet) - 4.0%
365	Roku, Inc. (a)	111,288
477	Spotify Technology S.A ADR (Sweden) (a)	138,044
		249,332
Chemical Manufacturing - 2.0%
548	Ecolab, Inc.	121,777
Computer and Electronic Product Manufacturing - 7.6%
5,744	Bloom Energy Corp. (a)(b)	179,557
677	Enphase Energy, Inc. (a)	156,814
4,092	SunPower Corp. (a)(b)	137,737
		474,108
Data Processing, Hosting and Related Services - 1.9%
490	RingCentral, Inc. (a)	119,452
Machinery Manufacturing - 2.0%
2,991	Evoqua Water Technologies (a)	125,114
Merchant Wholesalers, Durable Goods - 5.9%
9,580	Cars.com, Inc. (a)	124,732
802	Copart, Inc. (a)	124,542
8,006	KAR Auction Services, Inc. (a)	117,448
		366,722
Miscellaneous Store Retailers - 2.1%
516	Etsy, Inc. (a)	129,356
Motion Picture and Sound Recording Industries - 2.1%
186	Netflix, Inc. (a)	128,398
Motor Vehicle and Parts Dealers - 3.6%
3,540	CarGurus, Inc. (a)	118,731
5,460	Vroom, Inc. (a)(b)	104,450
		223,181
Nonstore Retailers - 3.8%
1,598	eBay, Inc.	122,599
77	MercadoLibre, Inc. (a)	114,038
		236,637
Other Information Services - 1.6%
1,862	Twitter, Inc. (a)	99,692
Professional, Scientific, and Technical Services - 7.1%
356	Meta Platforms, Inc. (a)	115,191
469	Okta, Inc. (a)	115,927
177	ServiceNow, Inc. (a)	123,504
1,621	Snap, Inc. (a)	85,232
		439,854
Publishing Industries (except Internet) - 19.5%
191	Adobe Systems, Inc. (a)	124,219
398	Autodesk, Inc. (a)	126,409
757	Datadog, Inc. (a)	126,457
435	DocuSign, Inc. (a)	121,056
211	Intuit, Inc.	132,084
420	Salesforce.com, Inc. (a)	125,870
Shares		Fair Value
Publishing Industries (except Internet) (continued)
81	Shopify, Inc. ADR (Canada) (a)	$118,805
330	Twilio, Inc. (a)	96,149
374	Veeva Systems, Inc. (a)	118,561
433	Workday, Inc. (a)	125,561
		1,215,171
Repair and Maintenance - 2.0%
3,004	GFL Environmental Inc. ADR (Canada)	123,615
Specialty Trade Contractors - 2.1%
2,299	Sunrun, Inc. (a)	132,606
Telecommunications - 2.0%
443	Zoom Video Communications, Inc. (a)	121,670
Transit and Ground Passenger Transportation - 1.8%
2,620	Uber Technologies, Inc. (a)	114,808
Transportation Equipment Manufacturing - 2.4%
136	Tesla Motors, Inc. (a)	151,504
Utilities - 12.3%
3,349	Atlantica Sustainable Infrastructure PLC ADR (United Kingdom)	131,783
2,612	Essential Utilities, Inc.	122,947
1,146	First Solar, Inc. (a)	137,050
1,177	IDACORP, Inc.	122,785
1,481	NextEra Energy Partners LP	127,810
1,710	Ormat Technologies Inc.	123,684
		766,059
Waste Management and Remediation Services - 8.0%
1,487	Casella Waste Systems, Inc (a)	128,953
1,069	Clean Harbors, Inc. (a)	120,305
6,037	Covanta Holding Corp.	121,827
927	Republic Services, Inc.	124,774
		495,859
	TOTAL COMMON STOCKS (Cost $5,481,264)	$6,212,212
SHORT TERM INVESTMENTS - 4.9%
Money Market Funds - 4.9%
306,295	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$306,295
	TOTAL SHORT TERM INVESTMENTS (Cost $306,295)	$306,295
	TOTAL INVESTMENTS (Cost $5,787,559) - 104.8% (e)	$6,518,507
	Liabilities in Excess of Other Assets - (4.8)%	(299,740)
	TOTAL NET ASSETS - 100.0%	$6,218,767

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
39

Direxion World Without Waste ETF

Schedule of Investments, continued

October 31, 2021

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
40

Direxion Russell 1000® Growth Over Value ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 91.5%
49,859	iShares Russell 1000 Growth ETF (a)(b)	$14,857,982
	TOTAL INVESTMENT COMPANIES (Cost $13,916,155)	$14,857,982
SHORT TERM INVESTMENTS - 9.2%
Money Market Funds - 9.2%
1,469,526	Dreyfus Government Cash Management Institutional Shares, 0.03% (c)(d)	$1,469,526
20,814	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (c)	20,814
	TOTAL SHORT TERM INVESTMENTS (Cost $1,490,340)	$1,490,340
	TOTAL INVESTMENTS (Cost $15,406,495) - 100.7% (e)	$16,348,322
	Liabilities in Excess of Other Assets - (0.7)%	(113,056)
	TOTAL NET ASSETS - 100.0%	$16,235,266

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2021.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,844,628.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Growth Index	0.5858% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	3,168	$8,935,905	$560,328

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3858% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Value Index	Credit Suisse International	12/7/2021	5,010	$7,894,524	$(251,818)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
41

Direxion Russell 1000® Value Over Growth ETF

Schedule of Investments

October 31, 2021

Shares		Fair Value
INVESTMENT COMPANIES - 96.8%
197,788	iShares Russell 1000 Value ETF (a)	$32,544,037
	TOTAL INVESTMENT COMPANIES (Cost $29,787,667)	$32,544,037
SHORT TERM INVESTMENTS - 7.0%
Money Market Funds - 7.0%
1,288,696	Dreyfus Government Cash Management Institutional Shares, 0.03% (b)	$1,288,696
1,048,530	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.01% (b)	1,048,530
	TOTAL SHORT TERM INVESTMENTS (Cost $2,337,226)	$2,337,226
	TOTAL INVESTMENTS (Cost $32,124,893) - 103.8% (c)	$34,881,263
	Liabilities in Excess of Other Assets - (3.8)%	(1,287,434)
	TOTAL NET ASSETS - 100.0%	$33,593,829

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2021.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,643,458.

Long Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Value Index	0.6758% representing 1 month LIBOR rate + spread	Credit Suisse International	12/7/2021	11,014	$16,975,374	$959,110

Short Total Return Swap Contracts

October 31, 2021

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.3158% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Growth Index	Credit Suisse International	12/7/2021	5,605	$14,669,900	$(2,152,554)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
42

Statements of Assets and Liabilities

October 31, 2021

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Dynamic Hedge ETF	Direxion Fallen Knives ETF	Direxion Flight to Safety Strategy ETF (Consolidated)
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$245,882,426	$4,374,200	$5,342,778	$22,088,130
Receivable for Fund shares sold	870	—	—	—
Due from broker for futures contracts	—	101,086	—	114,540
Deposit at broker for futures contracts	8,303,341	—	—	66,000
Dividend and interest receivable	5,439	5	412	2,098
Unrealized appreciation on swap contracts	—	1,690	—	—
Total Assets	254,192,076	4,476,981	5,343,190	22,270,768
Liabilities:
Collateral for securities loaned (Note 2)	—	—	162,631	7,291,093
Due to Adviser, net (Note 6)	102,347	1,992	2,630	3,123
Due to broker for swap contracts	—	655	—	—
Due to broker for futures contracts	39,280	—	—	—
Variation margin payable	578,572	—	—	14,960
Accrued operating services fees (Note 6)	40,939	199	292	625
Total Liabilities	761,138	2,846	165,553	7,309,801
Net Assets	$253,430,938	$4,474,135	$5,177,637	$14,960,967
Net Assets Consist of:
Capital stock	$197,765,692	$4,031,230	$5,294,954	$15,109,761
Total distributable earnings (loss)	55,665,246	442,905	(117,317)	(148,794)
Net Assets	$253,430,938	$4,474,135	$5,177,637	$14,960,967
Calculation of Net Asset Value Per Share:
Net assets	$253,430,938	$4,474,135	$5,177,637	$14,960,967
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	7,750,001	75,001	75,001	300,001
Net assets value, redemption price and offering price per share	$32.70	$59.65	$69.03	$49.87
Cost of Investments	$245,882,426	$3,491,420	$5,676,717	$21,761,995

*  Securities loaned with values of $–, $–, $454,866 and $7,169,168, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
43

Statements of Assets and Liabilities

October 31, 2021

	Direxion Hydrogen ETF	Direxion Low Priced Stock ETF	Direxion Moonshot Innovators ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$52,248,542	$5,267,012	$173,643,881	$436,821,475
Cash held in foreign currency, at value	7,861	—	—	—
Receivable for investments sold	10,471,781	895,410	—	—
Dividend and interest receivable	71,810	6,764	318,690	81,503
Tax reclaim receivable	8,649	—	—	—
Total Assets	62,808,643	6,169,186	173,962,571	436,902,978
Liabilities:
Collateral for securities loaned (Note 2)	11,007,005	115,644	22,066,661	4,515,084
Payable for investments purchased	10,574,108	898,176	—	—
Due to Adviser, net (Note 6)	11,830	1,984	74,399	106,046
Accrued operating services fees (Note 6)	1,479	220	6,200	17,674
Total Liabilities	21,594,422	1,016,024	22,147,260	4,638,804
Net Assets	$41,214,221	$5,153,162	$151,815,311	$432,264,174
Net Assets Consist of:
Capital stock	$40,248,269	$5,484,255	$221,580,293	$300,797,772
Total distributable earnings (loss)	965,952	(331,093)	(69,764,982)	131,466,402
Net Assets	$41,214,221	$5,153,162	$151,815,311	$432,264,174
Calculation of Net Asset Value Per Share:
Net assets	$41,214,221	$5,153,162	$151,815,311	$432,264,174
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,700,002	550,001	4,500,001	4,950,002
Net assets value, redemption price and offering price per share	$24.24	$9.37	$33.74	$87.33
Cost of Investments	$50,882,207	$5,337,931	$210,011,202	$317,273,041

*  Securities loaned with values of $9,461,767, $888,690, $34,853,785 and $4,175,535, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
44

Statements of Assets and Liabilities

October 31, 2021

	Direxion Work From Home ETF	Direxion World Without Waste ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$114,472,839	$6,518,507	$16,348,322	$34,881,263
Cash	—	29	—	—
Receivable for investments sold	—	394,750	—	—
Dividend and interest receivable	42,131	41	248	47
Due from broker for swap contracts	—	—	—	109,157
Unrealized appreciation on swap contracts	—	—	560,328	959,110
Total Assets	114,514,970	6,913,327	16,908,898	35,949,577
Liabilities:
Collateral for securities loaned (Note 2)	3,981,099	302,950	155,480	—
Payable for Fund shares redeemed	1,251	—	—	—
Payable for investments purchased	—	389,122	—	—
Unrealized depreciation on swap contracts	—	—	251,818	2,152,554
Due to Adviser, net (Note 6)	38,084	2,239	5,630	11,948
Due to broker for swap contracts	—	—	260,000	189,753
Accrued operating services fees (Note 6)	4,760	249	704	1,493
Total Liabilities	4,025,194	694,560	673,632	2,355,748
Net Assets	$110,489,776	$6,218,767	$16,235,266	$33,593,829
Net Assets Consist of:
Capital stock	$93,707,725	$5,000,025	$16,470,072	$35,668,101
Total distributable earnings	16,782,051	1,218,742	(234,806)	(2,074,272)
Net Assets	$110,489,776	$6,218,767	$16,235,266	$33,593,829
Calculation of Net Asset Value Per Share:
Net assets	$110,489,776	$6,218,767	$16,235,266	$33,593,829
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,425,001	200,001	125,001	575,001
Net assets value, redemption price and offering price per share	$77.54	$31.09	$129.88	$58.42
Cost of Investments	$97,160,021	$5,787,559	$15,406,495	$32,124,893

*  Securities loaned with values of $4,332,174, $367,128, $153,172 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
45

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Dynamic Hedge ETF	Direxion Fallen Knives ETF	Direxion Flight to Safety Strategy ETF (Consolidated)
Investment Income:
Dividend income (net of foreign withholding tax of $—, $—, $707 and $—, respectively)	$223	$91,767	$112,329	$286,316
Interest income	38,250	36	8	314
Securities lending income	—	—	1,196	9,660
Total investment income	38,473	91,803	113,533	296,290
Expenses:
Investment advisory fees (Note 6)	731,722	33,442	42,983	44,852
Operating services fees (Note 6)	292,689	3,344	4,776	8,971
Total Expenses	1,024,411	36,786	47,759	53,823
Net investment income (loss)	(985,938)	55,017	65,774	242,467
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	603,389	1,675,728	(99,390)
In-kind redemptions	—	758,029	1,094,017	8,600
Swap contracts	—	34,913	—	—
Futures contracts	26,159,862	(772,030)	—	(161,000)
Net realized gain (loss)	26,159,862	624,301	2,769,745	(251,790)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	757,851	(462,436)	(636,276)
Swap contracts	—	5,676	—	—
Futures contracts	14,721,431	(87,848)	—	68,560
Change in net unrealized appreciation (depreciation)	14,721,431	675,679	(462,436)	(567,716)
Net realized and unrealized gain (loss)	40,881,293	1,299,980	2,307,309	(819,506)
Net increase (decrease) in net assets resulting from operations	$39,895,355	$1,354,997	$2,373,083	$(577,039)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
46

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Hydrogen ETF[2]	Direxion Low Priced Stock ETF[3]	Direxion Moonshot Innovators ETF[1]	Direxion NASDAQ-100® Equal Weighted Index Shares
Investment Income:
Dividend income (net of foreign withholding tax of $47,699, $—, $— and $9,762, respectively)	$304,163	$12,939	$92,266	$3,173,809
Interest income	10	1	72	65
Securities lending income	21,302	8,044	1,904,561	7,771
Total investment income	325,475	20,984	1,996,899	3,181,645
Expenses:
Investment advisory fees (Note 6)	78,333	6,413	849,239	1,130,811
Operating services fees (Note 6)	9,791	713	70,770	188,468
Total Expenses	88,124	7,126	920,009	1,319,279
Net investment income	237,351	13,858	1,076,890	1,862,366
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(493,830)	(272,685)	(34,882,987)	20,115,931
Foreign currency translation	(15,173)	—	—	—
In-kind redemptions	—	—	12,177,941	21,213,771
Net realized gain (loss)	(509,003)	(272,685)	(22,705,046)	41,329,702
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,366,335	(70,919)	(36,367,321)	71,501,564
Foreign currency translation	(1,296)	—	—	—
Change in net unrealized appreciation (depreciation)	1,365,039	(70,919)	(36,367,321)	71,501,564
Net realized and unrealized gain (loss)	856,036	(343,604)	(59,072,367)	112,831,266
Net increase (decrease) in net assets resulting from operations	$1,093,387	$(329,746)	$(57,995,477)	$114,693,632

1  Represents the period from November 12, 2020 (commencement of operations) to October 31, 2021.

2  Represents the period from March 25, 2021(commencement of operations) to October 31, 2021.

3  Represents the period from July 22, 2021 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
47

Statements of Operations

For the Year Ended October 31, 2021

	Direxion Work From Home ETF	Direxion World Without Waste ETF[1]	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Investment Income:
Dividend income (net of foreign withholding tax of $—, $25, $— and $—, respectively)	$902,423	$20,195	$112,199	$592,283
Interest income	58	8	207	447
Securities lending income	105,899	192	900	11
Total investment income	1,008,380	20,395	113,306	592,741
Expenses:
Investment advisory fees (Note 6)	531,456	21,561	83,011	143,928
Operating services fees (Note 6)	66,432	2,396	10,376	17,991
Interest expense	—	—	173	285
Total Expenses	597,888	23,957	93,560	162,204
Net investment income (loss)	410,492	(3,562)	19,746	430,537
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	10,356,512	491,440	(12,112)	(10,074)
In-kind redemptions	24,768,085	—	8,802,138	6,805,205
Swap contracts	—	—	10,325	(701,391)
Net realized gain	35,124,597	491,440	8,800,351	6,093,740
Change in net unrealized appreciation (depreciation) on:
Investment securities	16,725,812	730,948	(1,680,231)	3,148,179
Swap contracts	—	—	(311,529)	317,139
Change in net unrealized appreciation (depreciation)	16,725,812	730,948	(1,991,760)	3,465,318
Net realized and unrealized gain	51,850,409	1,222,388	6,808,591	9,559,058
Net increase in net assets resulting from operations	$52,260,901	$1,218,826	$6,828,337	$9,989,595

1  Represents the period from December 17, 2020 (commencement of operations) to October 31, 2021.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Statements of Changes in Net Assets

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)		Direxion Dynamic Hedge ETF
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	For the Period June 11, 2020[1] through October 31, 2020
Operations:
Net investment income (loss)	$(985,938)	$(37,071)	$55,017	$34,133
Net realized gain (loss)	26,159,862	(652,619)	624,301	(317,314)
Change in net unrealized appreciation	14,721,431	260,270	675,679	208,791
Net increase (decrease) in net assets resulting from operations	39,895,355	(429,420)	1,354,997	(74,390)
Distributions to shareholders:
Net distributions to shareholders	—	(74,461)	(58,301)	(21,371)
Return of capital	—	(46,911)	—	—
Total distributions	—	(121,372)	(58,301)	(21,371)
Capital share transactions:
Proceeds from shares sold	184,462,965	19,405,545	2,790,003	6,250,050
Cost of shares redeemed	(14,894,665)	(17,274,061)	(5,768,281)	—
Transaction fees (Note 4)	21,425	5,395	1,428	—
Net increase (decrease) in net assets resulting from capital transactions	169,589,725	2,136,879	(2,976,850)	6,250,050
Total increase (decrease) in net assets	209,485,080	1,586,087	(1,680,154)	6,154,289
Net assets:
Beginning of year/period	43,945,858	42,359,771	6,154,289	—
End of year/period	$253,430,938	$43,945,858	$4,474,135	$6,154,289
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,900,001	1,800,001	125,001	—
Shares sold	6,350,000	850,000	50,000	125,001
Shares repurchased	(500,000)	(750,000)	(100,000)	—
Shares outstanding, end of year/period	7,750,001	1,900,001	75,001	125,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Statements of Changes in Net Assets

	Direxion Fallen Knives ETF		Direxion Flight to Safety Strategy ETF (Consolidated)
	Year Ended October 31, 2021	For the Period June 11, 2020[1] through October 31, 2020	Year Ended October 31, 2021	For the Period February 5, 2020[1] through October 31, 2020
Operations:
Net investment income	$65,774	$8,214	$242,467	$273,893
Net realized gain (loss)	2,769,745	464,668	(251,790)	649,100
Change in net unrealized appreciation (depreciation)	(462,436)	128,497	(567,716)	901,981
Net increase (decrease) in net assets resulting from operations	2,373,083	601,379	(577,039)	1,824,974
Distributions to shareholders:
Net distributions to shareholders	(535,643)	(4,961)	(755,329)	(261,007)
Total distributions	(535,643)	(4,961)	(755,329)	(261,007)
Capital share transactions:
Proceeds from shares sold	3,793,568	6,250,050	—	36,165,142
Cost of shares redeemed	(7,299,839)	—	(8,613,347)	(12,828,778)
Transaction fees (Note 4)	—	—	235	6,116
Net increase (decrease) in net assets resulting from capital transactions	(3,506,271)	6,250,050	(8,613,112)	23,342,480
Total increase (decrease) in net assets	(1,668,831)	6,846,468	(9,945,480)	24,906,447
Net assets:
Beginning of year/period	6,846,468	—	24,906,447	—
End of year/period	$5,177,637	$6,846,468	$14,960,967	$24,906,447
Changes in shares outstanding
Shares outstanding, beginning of year/period	125,001	—	475,001	—
Shares sold	50,000	125,001	—	725,001
Shares repurchased	(100,000)	—	(175,000)	(250,000)
Shares outstanding, end of year/period	75,001	125,001	300,001	475,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Statements of Changes in Net Assets

	Direxion Hydrogen ETF	Direxion Low Priced Stock ETF
	For the Period March 25, 2021[1] through October 31, 2021	For the Period July 22, 2021[1] through October 31, 2021
Operations:
Net investment income	$237,351	$13,858
Net realized (loss)	(509,003)	(272,685)
Change in net unrealized appreciation (depreciation)	1,365,039	(70,919)
Net increase (decrease) in net assets resulting from operations	1,093,387	(329,746)
Distributions to shareholders:
Net distributions to shareholders	(127,435)	(1,347)
Total distributions	(127,435)	(1,347)
Capital share transactions:
Proceeds from shares sold	40,248,269	5,483,755
Cost of shares redeemed	—	—
Transaction fees (Note 4)	—	500
Net increase in net assets resulting from capital transactions	40,248,269	5,484,255
Total increase in net assets	41,214,221	5,153,162
Net assets:
Beginning of period	—	—
End of period	$41,214,221	$5,153,162
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	1,700,002	550,001
Shares repurchased	—	—
Shares outstanding, end of period	1,700,002	550,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Statements of Changes in Net Assets

	Direxion Moonshot Innovators ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
	For the Period November 12, 2020[1] through October 31, 2021	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income	$1,076,890	$1,862,366	$1,683,206
Net realized gain (loss)	(22,705,046)	41,329,702	28,910,404
Change in net unrealized appreciation (depreciation)	(36,367,321)	71,501,564	24,416,899
Net increase (decrease) in net assets resulting from operations	(57,995,477)	114,693,632	55,010,509
Distributions to shareholders:
Net distributions to shareholders	(680,526)	(2,011,608)	(1,713,664)
Total distributions	(680,526)	(2,011,608)	(1,713,664)
Capital share transactions:
Proceeds from shares sold	383,639,876	96,387,917	81,330,505
Cost of shares redeemed	(173,148,562)	(51,005,012)	(75,990,671)
Net increase in net assets resulting from capital transactions	210,491,314	45,382,905	5,339,834
Total increase in net assets	151,815,311	158,064,929	58,636,679
Net assets:
Beginning of year/period	—	274,199,245	215,562,566
End of year/period	$151,815,311	$432,264,174	$274,199,245
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	4,350,002	4,200,002
Shares sold	9,325,001	1,250,000	1,500,000
Shares repurchased	(4,825,000)	(650,000)	(1,350,000)
Shares outstanding, end of year/period	4,500,001	4,950,002	4,350,002

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Statements of Changes in Net Assets

	Direxion Work From Home ETF		Direxion World Without Waste ETF
	Year Ended October 31, 2021	For the Period June 25, 2020[1] through October 31, 2020	For the Period December 17, 2020[1] through October 31, 2021
Operations:
Net investment income (loss)	$410,492	$259,666	$(3,562)
Net realized gain	35,124,597	573,425	491,440
Change in net unrealized appreciation	16,725,812	587,006	730,948
Net increase in net assets resulting from operations	52,260,901	1,420,097	1,218,826
Distributions to shareholders:
Net distributions to shareholders	(1,572,820)	(68,991)	(84)
Total distributions	(1,572,820)	(68,991)	(84)
Capital share transactions:
Proceeds from shares sold	31,133,230	134,511,642	5,000,025
Cost of shares redeemed	(104,409,325)	(2,784,958)	—
Net increase (decrease) in net assets resulting from capital transactions	(73,276,095)	131,726,684	5,000,025
Total increase (decrease) in net assets	(22,588,014)	133,077,790	6,218,767
Net assets:
Beginning of year/period	133,077,790	—	—
End of year/period	$110,489,776	$133,077,790	$6,218,767
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,475,001	—	—
Shares sold	475,000	2,525,001	200,001
Shares repurchased	(1,525,000)	(50,000)	—
Shares outstanding, end of year/period	1,425,001	2,475,001	200,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Statements of Changes in Net Assets

	Direxion Russell 1000® Growth Over Value ETF		Direxion Russell 1000® Value Over Growth ETF
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net investment income	$19,746	$106,425	$430,537	$478,496
Net realized gain	8,800,351	10,231,578	6,093,740	369,267
Change in net unrealized appreciation (depreciation)	(1,991,760)	(1,587,984)	3,465,318	(4,917,394)
Net increase (decrease) in net assets resulting from operations	6,828,337	8,750,019	9,989,595	(4,069,631)
Distributions to shareholders:
Net distributions to shareholders	(39,505)	(115,792)	(405,394)	(535,375)
Total distributions	(39,505)	(115,792)	(405,394)	(535,375)
Capital share transactions:
Proceeds from shares sold	28,505,479	22,362,724	37,940,228	9,376,580
Cost of shares redeemed	(49,034,243)	(30,283,476)	(33,707,431)	(16,702,106)
Transaction fees (Note 4)	15,751	9,515	14,591	5,904
Net increase (decrease) in net assets resulting from capital transactions	(20,513,013)	(7,911,237)	4,247,388	(7,319,622)
Total increase (decrease) in net assets	(13,724,181)	722,990	13,831,589	(11,924,628)
Net assets:
Beginning of year	29,959,447	29,236,457	19,762,240	31,686,868
End of year	$16,235,266	$29,959,447	$33,593,829	$19,762,240
Changes in shares outstanding
Shares outstanding, beginning of year	325,001	475,001	475,001	575,001
Shares sold	250,000	275,000	700,000	225,000
Shares repurchased	(450,000)	(425,000)	(600,000)	(325,000)
Shares outstanding, end of year	125,001	325,001	575,001	475,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Financial Highlights

October 31, 2021

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Year Ended October 31, 2021	$23.13	$(0.20)	$(0.20)	$9.77	$9.57	$—	$—	$—	$—	$32.70	41.37%	$253,431	0.70%	0.70%	(0.67)%	0.70%	0.70%	(0.67)%	0%
For the Year Ended October 31, 2020	$23.53	(0.02)	(0.02)	(0.29)	(0.31)	(0.06)	—	(0.03)	(0.09)	$23.13	-1.31%	$43,946	0.70%	0.70%	(0.10)%	0.70%	0.70%	(0.10)%	0%
For the Year Ended October 31, 2019	$24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	$23.53	-1.72%	$42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
For the Year Ended October 31, 2018	$23.82	0.20	0.20	0.72	0.92	(0.16)	—	—	(0.16)	$24.58	3.84%	$52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
For the Period March 30, 2017[8] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	—	—	—	—	$23.82	-4.72%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
Direxion Dynamic Hedge ETF
For the Year Ended October 31, 2021	$49.23	0.45	0.45	10.44	10.89	(0.47)	—	—	(0.47)	$59.65	22.22%	$4,474	0.55%	0.55%	0.82%	0.55%	0.55%	0.82%	19%
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.27	0.27	(0.87)	(0.60)	(0.17)	—	—	(0.17)	$49.23	-1.19%	$6,154	0.55%	0.55%	1.41%	0.55%	0.55%	1.41%	12%
Direxion Fallen Knives ETF
For the Year Ended October 31, 2021	$54.77	0.50	0.50	17.99	18.49	(0.51)	(3.72)	—	(4.23)	$69.03	34.30%	$5,178	0.50%	0.50%	0.69%	0.50%	0.50%	0.69%	113%
For the Period June 11, 2020[8] through October 31, 2020	$50.00	0.07	0.07	4.74	4.81	(0.04)	—	—	(0.04)	$54.77	9.63%	$6,846	0.50%	0.50%	0.32%	0.50%	0.50%	0.32%	115%
Direxion Flight to Safety Strategy ETF (Consolidated)
For the Year Ended October 31, 2021	$52.43	0.67	0.67	(1.46)	(0.79)	(1.77)	—	—	(1.77)	$49.87	-1.51%	$14,961	0.30%	0.30%	1.35%	0.30%	0.30%	1.35%	4%
For the Period February 5, 2020[8] through October 31, 2020	$50.00	0.53	0.53	2.38	2.91	(0.48)	—	—	(0.48)	$52.43	5.85%	$24,906	0.30%	0.30%	1.37%	0.30%	0.30%	1.37%	33%
Direxion Hydrogen ETF
For the Period March 25, 2021[8] through October 31, 2021	$24.00	0.16	0.16	0.16	0.32	(0.08)	—	—	(0.08)	$24.24	1.37%	$41,214	0.45%	0.45%	1.21%	0.45%	0.45%	1.21%	55%
Direxion Low Priced Stock ETF
For the Period July 22, 2021[8] through October 31, 2021	$10.00	0.03	0.03	(0.66)	(0.63)	(0.00)[9]	—	—	(0.00)[9]	$9.37	-6.27%	$5,153	0.50%	0.50%	0.97%	0.50%	0.50%	0.97%	83%
Direxion Moonshot Innovators ETF
For the Period November 12, 2020[8] through October 31, 2021	$25.00	0.27	0.27	8.61	8.88	(0.14)	—	—	(0.14)	$33.74	35.54%	$151,815	0.65%	0.65%	0.76%	0.65%	0.65%	0.76%	87%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2021	$63.03	0.39	0.39	24.33	24.72	(0.39)	(0.03)	—	(0.42)	$87.33	39.30%	$432,264	0.35%	0.35%	0.49%	0.35%	0.35%	0.49%	30%
For the Year Ended October 31, 2020	$51.32	0.38	0.38	11.72	12.10	(0.39)	—	—	(0.39)	$63.03	23.69%	$274,199	0.35%	0.35%	0.67%	0.35%	0.35%	0.67%	35%
For the Year Ended October 31, 2019	$43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	$51.32	19.59%	$215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
For the Year Ended October 31, 2018	$41.90	0.31	0.31	1.37	1.68	(0.31)	—	—	(0.31)	$43.27	3.98%	$179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	—	—	(0.26)	$41.90	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
Direxion Work From Home ETF
For the Year Ended October 31, 2021	$53.77	0.22	0.22	24.24	24.46	(0.27)	(0.42)	—	(0.69)	$77.54	45.69%	$110,490	0.45%	0.45%	0.31%	0.45%	0.45%	0.31%	35%
For the Period June 25, 2020[8] through October 31, 2020	$50.00	0.15	0.15	3.65	3.80	(0.03)	—	—	(0.03)	$53.77	7.60%	$133,078	0.45%	0.45%	0.81%	0.45%	0.45%	0.81%	32%
Direxion World Without Waste ETF
For the Period December 17, 2020[8] through October 31, 2021	$25.00	(0.02)	(0.02)	6.11	6.09	(0.00)[9]	—	—	(0.00)[9]	$31.09	24.36%	$6,219	0.50%	0.50%	(0.07)%	0.50%	0.50%	(0.07)%	63%
Direxion Russell 1000® Growth Over Value ETF
For the Year Ended October 31, 2021	$92.18	0.10	0.11	37.76	37.86	(0.16)	—	—	(0.16)	$129.88	41.11%	$16,235	0.45%	0.45%	0.10%	0.45%	0.45%	0.10%	0%
For the Year Ended October 31, 2020	$61.55	0.35	0.36	30.60	30.95	(0.32)	—	—	(0.32)	$92.18	50.43%	$29,959	0.47%	0.47%	0.45%	0.45%	0.45%	0.47%	12%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.26	0.28	11.48	11.74	(0.19)	—	—	(0.19)	$61.55	23.50%	$29,236	0.49%	0.61%	0.56%	0.45%	0.57%	0.60%	13%
Direxion Russell 1000® Value Over Growth ETF
For the Year Ended October 31, 2021	$41.60	0.66	0.66	16.73	17.39	(0.57)	—	—	(0.57)	$58.42	41.96%	$33,594	0.45%	0.45%	1.20%	0.45%	0.45%	1.20%	3%
For the Year Ended October 31, 2020	$55.11	1.05	1.06	(13.54)	(12.49)	(1.02)	—	—	(1.02)	$41.60	-23.00%	$19,762	0.46%	0.46%	2.24%	0.45%	0.45%	2.25%	0%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.71	0.71	4.81	5.52	(0.41)	—	—	(0.41)	$55.11	11.06%	$31,687	0.46%	0.59%	1.69%	0.45%	0.58%	1.70%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Financial Highlights

October 31, 2021

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the years ended October 31, 2016 through October 31, 2019, the total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  For the years ended October 31, 2016 through October 31, 2019, net expenses include affects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  Between $(0.005) and $0.005.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2021

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 77 separate series (each, a "Fund" and together the "Funds"). 12 of these Funds are included in this report:

Strategic ETFs	Thematic ETFs
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Hydrogen ETF
Direxion Dynamic Hedge ETF	Direxion Moonshot Innovators ETF
Direxion Fallen Knives ETF	Direxion Work From Home ETF
Direxion Flight to Safety Strategy ETF (Consolidated)	Direxion World Without Waste ETF
Direxion Low Priced Stock ETF
Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Russell 1000® Growth Over Value ETF
Direxion Russell 1000® Value Over Growth ETF

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC ("Rafferty") serves as investment adviser to the Funds. Rafferty has registered as a commodity pool operator ("CPO") and the Funds, with the exception of Direxion Fallen Knives ETF, Direxion Hydrogen ETF, Direxion Moonshot Innovators ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Work From Home ETF and Direxion World Without Waste ETF, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, Rafferty is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

The Direxion Flight to Safety Strategy ETF (Consolidated) is managed to track the performance of the Solactive Flight to Safety Index. The Solactive Flight to Safety Index combines long-term U.S. treasury bonds, utility stocks, and gold to provide multi-asset defensive exposures. The Fund primarily invests in gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. It also invests in commodity futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion FTS Fund Ltd. ("FTS Fund"), in order to track the returns of the Solactive Flight to Safety Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

DIREXION ANNUAL REPORT
57

Each Fund seeks investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion Dynamic Hedge ETF	Salt truVolTM US Large Cap Dynamic Hedge Index
Direxion Fallen Knives ETF	Indxx US Fallen Knives Index
Direxion Flight to Safety Strategy ETF (Consolidated)	Solactive Flight to Safety Index
Direxion Hydrogen ETF	Indxx Global Hydrogen Index
Direxion Low Priced Stock ETF	Solactive Two Bucks Index
Direxion Moonshot Innovators ETF	S&P Kensho Moonshots Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion Work From Home ETF	Solactive Remote Work Index
Direxion World Without Waste ETF	Indxx US Circular Economy Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000® Value/Growth 150/50 Net Spread Index

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by the Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

DIREXION ANNUAL REPORT
58

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013 – 01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2021, the impact of netting of assets and liabilities and the offsetting

DIREXION ANNUAL REPORT
59

of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2021 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Dynamic Hedge ETF	$1,690	$—	$—	$1,690	$—	$—	$—	$—
Direxion Russell 1000® Growth Over Value ETF	560,328	251,818	260,000	48,510	251,818	—	251,818[1]	—
Direxion Russell 1000® Value Over Growth ETF	959,110	—	959,110	—	2,152,554	959,110	1,193,444[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) and Direxion Flight to Safety Strategy ETF (Consolidated) were invested in futures contracts as of the year ended October 31, 2021.

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and

DIREXION ANNUAL REPORT
60

movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2021.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the Direxion BCS Fund Ltd. ("BCS Fund"). The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of October 31, 2021, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $253,430,938 of which $58,218,591, or approximately 23.0%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Flight to Safety Strategy ETF may invest up to 25% of its total assets in the Direxion FTS Fund Ltd. ("FTS Fund"). The FTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Flight to Safety Strategy ETF. The FTS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Flight to Safety Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of October 31, 2021, the net assets of the Direxion Flight to Safety Strategy ETF were $14,960,967 of which $2,956,283, or approximately 19.8%, represented the Direxion Flight to Safety Strategy ETF's ownership of all issued shares and voting rights of the FTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF and Direxion Flight to Safety Strategy ETF, through their investments in the subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating

DIREXION ANNUAL REPORT
61

oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. The Direxion Auspice Broad Commodity Strategy ETF and the Direxion Flight to Safety Strategy ETF held commodity-linked derivatives during the period ended October 31, 2021.

i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of October 31, 2021, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of October 31, 2021, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Fallen Knives ETF	$454,866	$162,631	$315,969	$478,600
Direxion Flight to Safety Strategy ETF (Consolidated)	7,169,168	7,291,093	—	7,291,093
Direxion Hydrogen ETF	9,461,797	11,007,005	1,604,321	12,611,326
Direxion Low Priced Stock ETF	888,690	115,643	792,198	907,841
Direxion Moonshot Innovators ETF	34,853,785	22,066,661	14,098,703	36,165,364
Direxion NASDAQ-100® Equal Weighted Index Shares	4,175,535	4,515,084	—	4,515,084
Direxion Work From Home ETF	4,332,174	3,981,099	486,185	4,467,284
Direxion World Without Waste ETF	367,138	302,950	57,907	360,857
Direxion Russell 1000® Growth Over Value ETF	153,172	155,480	—	155,480

DIREXION ANNUAL REPORT
62

k) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended October 31, 2021.

l) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2021 and October 31, 2020 are presented in the following table. The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year/Period Ended October 31, 2021			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$74,461	$—	$46,911
Direxion Dynamic Hedge ETF	58,301	—	—	21,371	—	—
Direxion Fallen Knives ETF	535,643	—	—	4,961	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	755,329	—	—	261,007	—	—
Direxion Hydrogen ETF[3]	127,435	—	—	—	—	—
Direxion Low Priced Stock ETF[4]	1,347	—	—	—	—	—
Direxion Moonshot Innovators ETF[1]	680,526	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	2,011,608	—	—	1,713,664	—	—

DIREXION ANNUAL REPORT
63

	Year/Period Ended October 31, 2021			Year/Period Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Work From Home ETF	$1,572,820	$—	$—	$68,991	$—	$—
Direxion World Without Waste ETF[2]	84	—	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	39,505	—	—	115,792	—	—
Direxion Russell 1000® Value Over Growth ETF	405,394	—	—	535,375	—	—

1  Commenced operations on November 12, 2020.

2  Commenced operations on December 17, 2020.

3  Commenced operations on March 25, 2021.

4  Commenced operations on July 22, 2021.

At October 31, 2021, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$15,322,256	$40,346,848	$—	$(3,858)	$55,665,246
Direxion Dynamic Hedge ETF	882,646	9,478	—	(449,219)	442,905
Direxion Fallen Knives ETF	(334,735)	217,418	—	—	(117,317)
Direxion Flight to Safety Strategy ETF (Consolidated)	311,712	197,937	—	(658,443)	(148,794)
Direxion Hydrogen ETF	1,097,829	94,742	—	(226,619)	965,952
Direxion Low Priced Stock ETF	(76,580)	6,361	—	(260,874)	(331,093)
Direxion Moonshot Innovators ETF	(36,861,292)	700,633	—	(33,604,323)	(69,764,982)
Direxion NASDAQ-100® Equal Weighted Index Shares	116,912,089	13,453,796	1,100,517	—	131,466,402
Direxion Work From Home ETF	16,725,094	56,957	—	—	16,782,051
Direxion World Without Waste ETF	720,519	498,223	—	—	1,218,742
Direxion Russell 1000® Growth Over Value ETF	(234,806)	—	—	—	(234,806)
Direxion Russell 1000® Value Over Growth ETF	(2,178,738)	104,466	—	—	(2,074,272)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

DIREXION ANNUAL REPORT
64

At October 31, 2021, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$245,882,426	$15,322,256	$—	$15,322,256
Direxion Dynamic Hedge ETF	3,493,244	884,470	(1,824)	882,646
Direxion Fallen Knives ETF	5,677,513	168,121	(502,856)	(334,735)
Direxion Flight to Safety Strategy ETF (Consolidated)	21,784,548	698,625	(386,913)	311,712
Direxion Hydrogen ETF	51,149,417	2,948,544	(1,850,715)	1,097,829
Direxion Low Priced Stock ETF	5,343,592	561,732	(638,312)	(76,580)
Direxion Moonshot Innovators ETF	210,505,173	18,474,249	(55,335,541)	(36,861,292)
Direxion NASDAQ-100® Equal Weighted Index Shares	319,909,386	128,564,479	(11,652,390)	116,912,089
Direxion Work From Home ETF	97,747,745	24,865,289	(8,140,195)	16,725,094
Direxion World Without Waste ETF	5,797,988	1,167,263	(446,744)	720,519
Direxion Russell 1000® Growth Over Value ETF	16,891,638	1,502,154	(1,736,960)	(234,806)
Direxion Russell 1000® Value Over Growth ETF	35,866,557	3,715,480	(5,894,218)	(2,178,738)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$15,278,338	$(15,278,338)
Direxion Dynamic Hedge ETF	(758,030)	758,030
Direxion Fallen Knives ETF	(2,551,175)	2,551,175
Direxion Flight to Safety Strategy ETF (Consolidated)	85,403	(85,403)
Direxion Hydrogen ETF	—	—
Direxion Low Priced Stock ETF	—	—
Direxion Moonshot Innovators ETF	(11,088,979)	11,088,979
Direxion NASDAQ-100® Equal Weighted Index Shares	(26,683,474)	26,683,474
Direxion Work From Home ETF	(34,920,922)	34,920,922
Direxion World Without Waste ETF	—	—
Direxion Russell 1000® Growth Over Value ETF	(9,536,685)	9,536,685
Direxion Russell 1000® Value Over Growth ETF	(7,229,010)	7,229,010

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2021, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2021.

At October 31, 2021, the Funds deferred, on a tax basis, no qualified late year losses.

DIREXION ANNUAL REPORT
65

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2021, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—
Direxion Dynamic Hedge ETF	—	202,873	246,346
Direxion Fallen Knives ETF	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	—	651,070	7,373
Direxion Hydrogen ETF	—	226,619	—
Direxion Low Priced Stock ETF	—	260,874	—
Direxion Moonshot Innovators ETF	—	33,604,323	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—
Direxion Work From Home ETF	—	—	—
Direxion World Without Waste ETF	—	—	—
Direxion Russell 1000® Growth Over Value ETF	—	—	—
Direxion Russell 1000® Value Over Growth ETF	1,400,695	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2021, open U.S. Federal and state income tax years include the tax years ended October 31, 2018 through October 31, 2021. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of shares per Creation Unit
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	50,000	shares
Direxion Dynamic Hedge ETF	25,000	shares
Direxion Fallen Knives ETF	25,000	shares
Direxion Flight to Safety Strategy ETF (Consolidated)	25,000	shares
Direxion Hydrogen ETF	50,000	shares
Direxion Low Priced Stock ETF	25,000	shares
Direxion Moonshot Innovators ETF	25,000	shares
Direxion NASDAQ-100® Equal Weighted Index Shares	50,000	shares
Direxion Work From Home ETF	25,000	shares
Direxion World Without Waste ETF	25,000	shares
Direxion Russell 1000® Growth Over Value ETF	25,000	shares
Direxion Russell 1000® Value Over Growth ETF	25,000	shares

Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a

DIREXION ANNUAL REPORT
66

Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2021. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$—
Direxion Dynamic Hedge ETF	1,158,267	4,388,699	2,646,034	2,760,318
Direxion Fallen Knives ETF	10,395,989	10,857,207	3,793,704	7,299,223
Direxion Flight to Safety Strategy ETF (Consolidated)	966,503	7,354,278	—	2,758,085
Direxion Hydrogen ETF[3]	19,602,028	16,125,959	36,832,213	—
Direxion Low Priced Stock ETF[4]	8,427,233	3,432,814	483,821	—
Direxion Moonshot Innovators ETF[1]	131,179,949	118,306,416	378,653,374	173,162,488
Direxion NASDAQ-100® Equal Weighted Index Shares	112,726,137	113,072,319	96,414,094	51,007,782
Direxion Work From Home ETF	50,814,942	46,049,369	31,124,846	104,363,294
Direxion World Without Waste ETF[2]	8,168,128	3,178,304	—	—
Direxion Russell 1000® Growth Over Value ETF	—	2,001,851	27,073,468	46,542,445
Direxion Russell 1000® Value Over Growth ETF	1,235,275	1,037,271	36,079,560	32,072,901

1  Represents the period from November 12, 2020 (commencement of operations) to October 31, 2021.

2  Represents the period from December 17, 2020 (commencement of operations) to October 31, 2021.

3  Represents the period from March 25, 2021 (commencement of operations) to October 31, 2021.

4  Represents the period from July 22, 2021 (commencement of operations) to October 31, 2021.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2021.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays their respective Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

DIREXION ANNUAL REPORT
67

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion Dynamic Hedge ETF	0.50%
Direxion Fallen Knives ETF	0.45%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.25%
Direxion Hydrogen ETF	0.40%
Direxion Low Priced Stock ETF	0.45%
Direxion Moonshot Innovators ETF	0.60%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Work From Home ETF	0.40%
Direxion World Without Waste ETF	0.45%
Direxion Russell 1000® Growth Over Value ETF	0.40%
Direxion Russell 1000® Value Over Growth ETF	0.40%

Additionally, the Trust has entered into a Management Services Agreement with Rafferty. Under the Management Services Agreement, the Trust pays Rafferty management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates Rafferty for performing certain management, administration and compliance functions related to the Trust.

The Funds have entered into an Operating Services Agreement. Under the Operating Services Agreement, Rafferty will pay all the expenses (with certain exceptions such as management fees, Rule 12b-1 fees and swap financing and related costs) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion Dynamic Hedge ETF	0.05%
Direxion Fallen Knives ETF	0.05%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.05%
Direxion Hydrogen ETF	0.05%
Direxion Low Priced Stock ETF	0.05%
Direxion Moonshot Innovators ETF	0.05%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion Work From Home ETF	0.05%
Direxion World Without Waste ETF	0.05%
Direxion Russell 1000® Growth Over Value ETF	0.05%
Direxion Russell 1000® Value Over Growth ETF	0.05%

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DIREXION ANNUAL REPORT
68

The following is a summary of the inputs used to value the Funds' investments at October 31, 2021:

	Asset Class						Liability Class
	Level 1					Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$245,882,426	$—	$15,322,256	$—	$—	$—
Direxion Dynamic Hedge ETF	4,224,512	—	149,688	—	—	1,690	—	—
Direxion Fallen Knives ETF	—	5,177,236	165,542	—	—	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	9,529,427	3,998,270	8,560,433	—	8,130	—	—	—
Direxion Hydrogen ETF	—	41,008,397	11,240,145	—	—	—	—	—
Direxion Low Priced Stock ETF	—	5,134,636	132,376	—	—	—	—	—
Direxion Moonshot Innovators ETF	—	151,167,280	22,476,601	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	431,847,082	4,974,393	—	—	—	—	—
Direxion Work From Home ETF	—	110,344,858	4,127,981	—	—	—	—	—
Direxion World Without Waste ETF	—	6,212,212	306,295	—	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	14,857,982	—	1,490,340	—	—	560,328	—	(251,818)
Direxion Russell 1000® Value Over Growth ETF	32,544,037	—	2,337,226	—	—	959,110	—	(2,152,554)

For further detail on each asset class, see each Fund's Schedule of Investments.

* Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

DIREXION ANNUAL REPORT
69

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2021, certain Funds were invested in swap contracts. At October 31, 2021, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Equity Risk	Total
Direxion Dynamic Hedge ETF	$1,690	$1,690
Direxion Russell 1000® Growth Over Value ETF	560,328	560,328
Direxion Russell 1000® Value Over Growth ETF	959,110	959,110
Futures Contracts* Fund	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$15,322,256	$15,322,256
Direxion Flight to Safety Strategy ETF (Consolidated)	8,130	8,130
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion Russell 1000® Growth Over Value ETF	$251,818	$251,818
Direxion Russell 1000® Value Over Growth ETF	2,152,554	2,152,554

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended October 31, 2021, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Commodity Risk	Equity Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$26,159,862	$—	$14,721,431
Direxion Dynamic Hedge ETF	Swap Contracts	34,913	—	5,676	—
Direxion Dynamic Hedge ETF	Futures Contracts	(772,030)	—	(87,848)	—
Direxion Flight to Safety Strategy ETF (Consolidated)	Futures Contracts	—	(161,000)	—	68,560
Direxion Russell 1000® Growth Over Value ETF	Swap Contracts	10,325	—	(311,529)	—
Direxion Russell 1000® Value Over Growth ETF	Swap Contracts	(701,391)	—	317,139	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

DIREXION ANNUAL REPORT
70

For the period ended October 31, 2021, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$102,459,078	$—
Direxion Dynamic Hedge ETF	80,768	—	—	718,234
Direxion Flight to Safety Strategy ETF (Consolidated)	—	—	1,455,408	—
Direxion Russell 1000® Growth Over Value ETF	11,829,291	10,970,342	—	—
Direxion Russell 1000® Value Over Growth ETF	16,396,135	14,522,033	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of each respective Fund.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

DIREXION ANNUAL REPORT
71

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Currency Exchange Rate Risk – Changes in foreign currency exchange rates will affect the value of the Fund's investments in securities denominated in a country's currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund's net asset value.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at

DIREXION ANNUAL REPORT
72

times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 8, 2021, certain Funds declared capital gain distributions with an ex-date of December 9, 2021 and payable date of December 16, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short Term Capital Gain Distribution	Per Share Long Term Capital Gain Distribution
Direxion Fallen Knives ETF	$2.89887	$0.00000
Direxion NASDAQ-100® Equal Weighted Index Shares	2.64938	0.21793
Direxion World Without Waste ETF	2.21432	0.00000

On December 20, 2021, certain Funds declared income distributions with an ex-date of December 21, 2021 and payable date of December 29, 2021. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$3.01016
Direxion Dynamic Hedge ETF	0.22775
Direxion Flight to Safety Strategy ETF (Consolidated)	0.79983
Direxion Hydrogen ETF	0.07521
Direxion Low Priced Stock ETF	0.02275
Direxion Moonshot Innovators ETF	0.29770
Direxion NASDAQ-100® Equal Weighted Index Shares	0.12751
Direxion Work From Home ETF	0.45588
Direxion World Without Waste ETF	0.00411
Direxion Russell 1000® Growth Over Value ETF	0.08863
Direxion Russell 1000® Value Over Growth ETF	0.43473

DIREXION ANNUAL REPORT
73

Direxion Shares ETF Trust

Effective December 1, 2021, the following table under "Principal Officers of the Trust" is replaced in its entirety as indicated below.

Supplement dated December 1, 2021 to the
Statements of Additional Information ("SAI")
for each series of the Direxion Shares ETF Trust (the "Trust")

The following table under "Principal Officers of the Trust" for each of the Trust's SAIs is replaced in its entirety as indicated below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director, Rafferty Asset Management, LLC, January 1999-January 2019.	N/A	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer	One Year; Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			Chief Operating Officer, Rafferty Asset Management, LLC, since May 2021; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012.	N/A	N/A
Corey Noltner Age: 32	Principal Financial Officer	One Year; Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since 2015.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 105 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your SAI.

DIREXION ANNUAL REPORT
74

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion Dynamic Hedge ETF, Direxion Fallen Knives ETF, Direxion Flight to Safety Strategy ETF (Consolidated), Direxion Hydrogen ETF, Direxion Low Priced Stock ETF, Direxion Moonshot Innovators ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Work From Home ETF, Direxion World Without Waste ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion Russell 1000® Value Over Growth ETF and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion Dynamic Hedge ETF, Direxion Fallen Knives ETF, Direxion Flight to Safety Strategy ETF (Consolidated), Direxion Hydrogen ETF, Direxion Low Priced Stock ETF, Direxion Moonshot Innovators ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Work From Home ETF, Direxion World Without Waste ETF, Direxion Russell 1000® Growth Over Value ETF and Direxion Russell 1000® Value Over Growth ETF (collectively referred to as the "Funds"), (12 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (12 of the funds constituting Direxion Shares ETF Trust) at October 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion NASDAQ-100® Equal Weighted Index Shares	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the four years in the period ended October 31, 2021 and the period from March 30, 2017 (commencement of operations) through October 31, 2017
Direxion Russell 1000® Growth Over Value ETF Direxion Russell 1000® Value Over Growth ETF	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the two years in the period ended October 31, 2021 and the period from January 16, 2019 (commencement of operations) through October 31, 2019
Direxion Dynamic Hedge ETF Direxion Fallen Knives ETF	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from June 11, 2020 (commencement of operations) through October 31, 2020
Direxion Flight to Safety Strategy ETF (Consolidated)	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from February 5, 2020 (commencement of operations) through October 31, 2020
Direxion Work From Home ETF	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from June 25, 2020 (commencement of operations) through October 31, 2020
Direxion Hydrogen ETF	For the period from March 25, 2021 (commencement of operations) through October 31, 2021
Direxion Low Priced Stock ETF	For the period from July 22, 2021 (commencement of operations) through October 31, 2021
Direxion Moonshot Innovators ETF	For the period from November 12, 2020 (commencement of operations) through October 31, 2021
Direxion World Without Waste ETF	For the period from December 17, 2020 (commencement of operations) through October 31, 2021

DIREXION ANNUAL REPORT
75

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 22, 2021

DIREXION ANNUAL REPORT
76

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.00%	0.00%	0.00%	0.00%
Direxion Dynamic Hedge ETF	100.00%	100.00%	0.00%	0.00%
Direxion Fallen Knives ETF	4.35%	4.35%	0.00%	86.96%
Direxion Flight to Safety Strategy ETF (Consolidated)	49.62%	49.62%	0.00%	0.00%
Direxion Hydrogen ETF	10.78%	10.78%	0.00%	0.00%
Direxion Low Priced Stock ETF	100.00%	100.00%	0.00%	0.00%
Direxion Moonshot Innovators ETF	6.52%	6.52%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	27.73%	27.73%	0.00%	8.43%
Direxion Work From Home ETF	14.26%	14.26%	0.00%	65.40%
Direxion World Without Waste ETF	3.34%	3.34%	0.00%	100.00%
Direxion Russell 1000® Growth Over Value ETF	9.36%	9.36%	0.00%	0.47%
Direxion Russell 1000® Value Over Growth ETF	71.43%	71.43%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2021. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Pursuant to Internal Revenue Code Section 853, the Direxion Hydrogen ETF elects to pass-through to shareholders the credit for taxes paid for foreign countries, which may be less than the actual amount paid for financial statement purposes. For the tax year ended October 31, 2021, the amount of Foreign Source Income is $0.19323566 per share and the amount of Foreign Tax Passthrough is $0.02804056 per share.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT
77

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Direxion Low Priced Stock ETF at the May 18, 2021 meeting, a series of the Trust (the "Fund"). The Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the Fund. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Fund were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the projected profitability to the Adviser based upon its services to be provided to the Fund; (3) the extent to which economies of scale might be realized as the Fund grows; (4) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Fund. The Board considered the Adviser's representations that it has the financial resources and appropriate staffing to manage the Fund and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the Fund, including oversight of the Fund's service providers, and provide compliance services to the Fund. The Board observed that because the Fund had not commenced operations, it did not have any prior performance history. Under the totality of the circumstances, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were fair and reasonable.

Costs of Services Provided to the Fund and Profits Realized. The Board considered the fairness and reasonableness of the investment advisory fee rate to be paid to the Adviser by the Fund, including in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including as limited by the Operating Services Agreement. The Board considered the proposed advisory fee rate and net expense ratio for the Fund was similar to those of comparable exchange-traded funds and to those of similar series of the Trust.

The Board further considered the overall profitability of the Adviser's investment business and, because the Fund had not commenced operations and the Adviser had no prior profit data related to the Fund, the Board considered the break-even analysis provided by the Adviser for the Fund. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services to be provided and any profits that may be realized under the Agreement was not excessive.

Economies of Scale. The Board considered whether economies of scale may be realized by the Fund as it grows larger and the extent to which any such economies of scale are reflected in contractual fee rates. Noting that the Fund had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the Agreement.

Other Benefits. The Board considered the Adviser's representation that its relationship with the Fund may enable it to attract assets to the other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades. Based on these and

DIREXION ANNUAL REPORT
78

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

other considerations, the Board determined that such benefits to the Adviser would likely not be material and, overall, would be reasonable.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

DIREXION ANNUAL REPORT
79

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Auspice Broad Commodity Strategy ETF, along with its wholly owned subsidiary, the Direxion BCS Fund, Ltd., Direxion Dynamic Hedge ETF, Direxion Fallen Knives ETF, Direxion Flight to Safety Strategy ETF, along with its wholly owned subsidiary, the Direxion FTS Fund, Ltd., Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Work From Home ETF, Direxion Russell 1000® Growth Over Value ETF, and the Direxion Russell 1000® Value Over Growth ETF, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At a meeting held on August 18, 2021, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 4, 2021 and August 18, 2021.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The Adviser's Form ADV;

•  Information about the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding each component of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception, if shorter;

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per, the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the consolidated financial condition of the Adviser and the profitability to the Adviser;

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

DIREXION ANNUAL REPORT
80

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Nature, Extent and Quality of Services Provided. The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services provided, and to be provided by the Adviser under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered, as applicable: (1) the Adviser's success in achieving each Fund's investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) the Adviser's ability to manage the Funds in a tax efficient manner; and (4) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the relevant Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant in 2019 had advised the Board on the Peer Group selection methodology and that the methodology employed in 2021 was the same as that reviewed by the independent consultant.

The Board noted that the comparison reports included the contractual advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Services Agreement.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return or the returns of the index it tracks, for the periods ending June 30, 2021 and June 30, 2020 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's return against its index' return ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2021. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model or index performance was generally within reasonable ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and Tracking Error were more meaningful indicia of the quality of the Advisor's management than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also

DIREXION ANNUAL REPORT
81

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to portfolio management activities, regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, the Board acknowledged that it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. The Board considered the asset levels of the Funds and the fact that the size of the Funds is relatively low and assets may fluctuate significantly, and that these facts make economies of scale elusive.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT
82

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Direxion Shares ETF Trust (the "Trust"), on behalf of each series of the Trust (the "Funds"), established a liquidity risk management program (the "Liquidity Program") to assess and manage each Fund's liquidity risk, which is the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund.

At its November 19, 2021 meeting, the Board of Trustees (the "Board") of the Trust reviewed the Liquidity Program. The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds, as the Liquidity Program administrator. At the meeting, Rafferty Asset Management, LLC provided the Board with a written report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program (the "Report"). The Report covered the period from November 1, 2020 through October 31, 2021 (the "Report Period"). The Report noted the following:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The Report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The Report stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks.

DIREXION ANNUAL REPORT
83

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer of Rafferty Asset Management, LLC, since 2021 – present; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	108	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	108	None.
Jacob C. Gaffey Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	108	None.
Henry W. Mulholland Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	108	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
84

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kathleen M. Berkery Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010– 2017 as Financial Advisor.	108	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
85

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 53	Chief Executive Officer	One Year; Since 2021	Chief Executive Officer, Rafferty Asset Management, LLC, since 2021; Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	108	N/A
Patrick J. Rudnick Age: 48	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 45	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust, and the Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 77 of the 97 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 12 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
86

ANNUAL REPORT OCTOBER 31, 2021

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

88

THIS PAGE INTENTIONALLY LEFT BLANK

89

THIS PAGE INTENTIONALLY LEFT BLANK

90

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

(b) Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Kathleen M. Berkery is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of ASC 740 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2021	FYE 10/31/2020
(a) Audit Fees	$1,337,879	$1,227,556
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$442,250	$660,503
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j)  Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	12/31/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	12/31/2021

By (Signature and Title)	/s/ Corey Noltner
Corey Noltner, Principal Financial Officer

Date	12/31/2021